April 29, 2009

Securities and Exchange Commission
100 F Street, N.E.
Washington DC 20549

RE: Midland National Life Separate Account A
File Number 333-148824 Variable Universal Life – Death Benefit (VUL - DB)

Commissioners:

Enclosed for filing under the Securities Act of 1933 please find a copy of Post-Effective
Amendment No. 2 to the above referenced registration statement.

This amendment is being filed pursuant to paragraph (b) of Rule 485, and pursuant to subparagraph (b) (4) of that Rule, we certify the amendment does not contain disclosure which would render it ineligible to become effective pursuant to said paragraph (b).

If you have any questions about this filing, please contact Fred Bellamy of Sutherland Asbill
& Brennan LLP at 202-383-0126 or Fred.Bellamy@sutherland.com.

/s/

Terri Silvius
Assistant Vice President –
Variable Compliance & 38a-1 CCO

cc: Frederick R. Bellamy
Sutherland Asbill & Brennan LLP

As filed with the Securities and Exchange Commission on April 29, 2009

Registration File No. 333-148824
811-05271

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[	]
PRE-EFFECTIVE AMENDMENT NO. __ _	[	]
POST-EFFECTIVE AMENDMENT NO. _2__	[ X ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940	[	]
AMENDMENT NO. ____125___	[ X ]
(Check appropriate box or boxes.)

Midland National Life Separate Account A
(Exact name of registrant)

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(Name of depositor)
One Sammons Plaza
Sioux Falls, South Dakota 57193-9991
(Address of depositor’s principal executive offices)
Depositor’s Telephone Number, including Area Code: (605) 335-5700

Stephen P. Horvat, Jr.	Copy to:
Senior Vice President - Legal
Midland National Life Insurance Company	Frederick R. Bellamy, Esq.
One Sammons Plaza	Sutherland Asbill & Brennan LLP
Sioux Falls, South Dakota 57193-9991	1275 Pennsylvania Avenue, N.W.
(Name and address of agent for service)	Washington, DC 20004-2415

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

o	immediately upon filing pursuant to paragraph (b)
x	on May 1, 2009 pursuant to paragraph (b)
o	80 days after filing pursuant to paragraph (a)(i)

o on pursuant to paragraph (a)(i) of Rule 485

If appropriate check the following box:

o	This post-effective amendment designates a new effective date for a new effective date for a previously filed post-effective amendment _______________

Title of Securities Being Registered:

Individual Flexible Premium Variable Life Insurance Policies VUL - DB

VARIABLE UNIVERSAL LIFE - DB
Flexible Premium Variable Life Insurance Policy
Issued By:
Midland National Life Insurance Company
One Sammons Plaza· Sioux Falls, SD 57193
(605) 335-5700 (telephone)· (800) 272 – 1642 (toll free telephone number)
(605) 373-8557 (facsimile for transaction requests)· (605) 335-3621 (facsimile for administrative requests)
Through the Midland National Life Separate Account A
Please note our address has changed.
Variable Universal Life - DB (“the policy”) is a life insurance policy issued by Midland National Life Insurance Company. The policy:

  provides insurance coverage with flexibility in death benefits and premiums;

  pays a death benefit if the Insured person dies while the policy is still inforce;

  can provide substantial policy fund build-up on a tax-deferred basis. However, there is no guaranteed policy fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.

  lets You borrow against Your policy, withdraw part of the net cash surrender value, or completely surrender Your policy. There may be tax consequences to these transactions. Loans and withdrawals affect the policy fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract (“MEC”). If it is a MEC, then loans and withdrawals may have more adverse tax consequences.

You have a limited right to examine Your policy and return it to Us for a refund.

This prospectus generally describes policies that include the Premium Guarantee Rider, which will automatically be included in all policies with an application date on or after March 26, 2009. While the Premium Guarantee Rider is in effect, it could prevent your policy from lapsing during certain periods IF certain conditions are met. However, there is an extra charge for this rider, and while the Premium Guarantee Rider is in effect, there are severe restrictions on Your investment options. The terms of the Premium Guarantee Rider require that your policy fund be allocated only to one of the three following investment options:

Option 1.You can choose to allocate 100% of Your policy fund and premium payment allocation to one of the five Lifestyle funds available with this policy.

Option 2. You can choose to allocate 100% of Your policy fund and premium payments to one of the five asset allocation models available with this policy.

Option 3. You can choose to allocate 25% of your policy fund and premium payments to the General Account and the remaining 75% to either Option 1 or Option 2.

The Premium Guarantee Rider will terminate if for any reason Your policy fund is not allocated in accordance with one of those three investment options, or if automatic quarterly rebalancing is not in effect. You can cancel the Premium Guarantee Rider at any time.

If the Premium Guarantee Rider is NOT in effect, then You may allocate Your policy fund to Our General Account and up to fifteen investment divisions. Each division invests in a specified mutual fund portfolio. The mutual fund portfolios are part of the following series funds or trusts:

1.	AIM Variable Insurance Funds	8.	Neuberger Berman AMT Portfolios
2.	Alger American Fund	9.	PIMCO Variable Insurance Trust
3.	American Century Variable Portfolios, Inc.	10.	Premier VIT
4.	Fidelity® Variable Insurance Products	11.	ProFunds VP
5.	Goldman Sachs Variable Insurance Trust	12.	Van Eck Worldwide Insurance Trust
6.	Lord Abbett Series Fund, Inc.	13.	Vanguard® Variable Insurance Funds
7.	MFS® Variable Insurance Trusts

You can choose among the sixty-one investment divisions listed on the following page.

Your policy fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. You could lose the amount You invest and lose Your insurance coverage due to poor investment performance. No one insures or guarantees the policy fund allocated to the investment divisions. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

May 1, 2009

SEPARATE ACCOUNT INVESTMENT PORTFOLIOS
AIM V.I. Financial Services Fund	Lord Abbett Series Fund, Inc. America’s Value Portfolio
AIM V.I. Global Health Care Fund	Lord Abbett Series Fund, Inc. Growth and Income Portfolio
AIM V.I. International Growth Fund	Lord Abbett Series Fund, Inc. International Portfolio
Alger American Capital Appreciation Portfolio	Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio
Alger American LargeCap Growth Portfolio	MFS ® VIT Growth Series
Alger American Mid-Cap Growth Portfolio	MFS ® VIT New Discovery Series
American Century VP Capital Appreciation Fund	MFS ® VIT Research Series
American Century VP International Fund	MFS ® VIT Total Return Series
American Century VP Value Fund	MFS ® VIT Utilities Series
Fidelity VIP Asset ManagerSM Portfolio	Neuberger Berman AMT Regency Portfolio
Fidelity VIP Asset Manager: Growth ® Portfolio	PIMCO VIT High Yield Portfolio
Fidelity VIP Balanced Portfolio	PIMCO VIT Real Return Portfolio
Fidelity VIP Contrafund ® Portfolio	PIMCO VIT Small Cap StocksPLUS ® TR Portfolio
Fidelity VIP Equity-Income Portfolio	PIMCO VIT Total Return Portfolio
Fidelity VIP Freedom 2010 Portfolio	Premier VIT NACM Small Cap Portfolio
Fidelity VIP Freedom 2015 Portfolio	ProFund VP Japan
Fidelity VIP Freedom 2020 Portfolio	ProFund VP Oil & Gas
Fidelity VIP Freedom 2025 Portfolio	ProFund VP Small-Cap Value
Fidelity VIP Freedom 2030 Portfolio	ProFund VP Ultra Mid-Cap
Fidelity VIP Freedom Income Portfolio	Van Eck Worldwide Hard Assets Fund
Fidelity VIP Growth & Income Portfolio	Van Eck Worldwide Real Estate Fund
Fidelity VIP Growth Opportunities Portfolio	Vanguard ® VIF Balanced Portfolio
Fidelity VIP Growth Portfolio	Vanguard ® VIF High Yield Bond Portfolio
Fidelity VIP High Income Portfolio	Vanguard ® VIF International Portfolio
Fidelity VIP Index 500 Portfolio	Vanguard ® VIF Mid-Cap Index Portfolio
Fidelity VIP Investment Grade Bond Portfolio	Vanguard ® VIF REIT Index Portfolio
Fidelity VIP Mid Cap Portfolio	Vanguard ® VIF Short-Term Investment-Grade Portfolio
Fidelity VIP Money Market Portfolio	Vanguard ® VIF Small Company Growth Portfolio
Fidelity VIP Overseas Portfolio	Vanguard ® VIF Total Bond Market Index Portfolio
Goldman Sachs VIT Growth and Income Fund	Vanguard ® VIF Total Stock Market Index Portfolio
Goldman Sachs VIT Structured Small Cap Equity Fund

This prospectus generally describes only the variable portion of the policy, except where the General Account is specifically mentioned.

Buying this policy might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance policy.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

Table of Contents
POLICY BENEFITS/RISKS SUMMARY	8
POLICY BENEFITS	9
Death Benefit	9
Flexible Premium Payments	9
No Lapse Guarantee Premium	9
Premium Guarantee Rider	9
Benefits of the Policy Fund	10
Tax Benefits	11
Policy Illustrations	11
Additional Benefits	11
Your Right to Examine This Policy	12
POLICY RISKS	12
Investment Risk	12
Surrender Charge Risk	12
Withdrawing Money	12
Risk of Lapse	13
Tax Risks	13
Risk of Increases in Charges	14
Portfolio Risks	14
FEE TABLE	14
SUMMARY OF VARIABLE UNIVERSAL LIFE - DB	18
DEATH BENEFIT OPTIONS	18
FLEXIBLE PREMIUM PAYMENTS	18
INVESTMENT CHOICES	19
YOUR POLICY FUND	19
Transfers	20
Policy Loans	21
Withdrawing Money	21
Surrendering Your Policy	21
DEDUCTIONS AND CHARGES	22
Deductions From Your Premiums	22
Deductions From Your Policy Fund	22
Surrender Charge	22
ADDITIONAL INFORMATION ABOUT THE POLICIES	23
Your Policy Can Lapse	23
Correspondence and Inquiries	23
State Variations	24
Tax-Free “Section 1035” Exchanges	25
DETAILED INFORMATION ABOUT VARIABLE UNIVERSAL LIFE - DB	25
INSURANCE FEATURES	25
How the Policies Differ From Whole Life Insurance	25
Application for Insurance	25
Death Benefit	26
Notice and Proof of Death	27
Payment of Death Benefits	27
Maturity Benefit	27
Changes In Variable Universal Life - DB	27
Changing The Face Amount of Insurance	28
Changing Your Death Benefit Option	29
When Policy Changes Go Into Effect	29

Flexible Premium Payments	30
Allocation of Premiums	31
Premium Guarantee Rider	32
Additional Benefits	37
SEPARATE ACCOUNT INVESTMENT CHOICES	42
Our Separate Account And Its Investment Divisions	42
The Funds	43
Investment Policies Of The Portfolios	43
Effects of Market Timing	50
Charges In The Funds	50
USING YOUR POLICY FUND	51
The Policy Fund	51
Amounts In Our Separate Account	51
How We Determine The Accumulation Unit Value	52
Policy Fund Transactions	52
Transfers Of Policy Fund	53
Transfer Limitations	53
Dollar Cost Averaging	56
Enhanced Dollar Cost Averaging (EDCA)	57
Portfolio Rebalancing	57
Automatic Distribution Option	58
Policy Loans	58
Withdrawing Money From Your Policy Fund	60
Surrendering Your Policy	61
THE GENERAL ACCOUNT	61
DEDUCTIONS AND CHARGES	63
Deductions From Your Premiums	63
Charges Against The Separate Account and General Account	63
Monthly Deductions From Your Policy Fund	63
Transaction Charges	65
How Policy Fund Charges Are Allocated	66
Loan Charge	66
Surrender Charge	66
Portfolio Expenses	68
TAX EFFECTS	68
INTRODUCTION	68
TAX STATUS OF THE POLICY	68
TAX TREATMENT OF POLICY BENEFITS	69
In General	69
Modified Endowment Contracts (MEC)	69
Distributions Other Than Death Benefits from Modified Endowment Contracts	69
Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts	70
Investment in the Policy	70
Policy Loans	70
Treatment of the Overloan Protection Benefit	71
Withholding	71
Life Insurance Purchases by Residents of Puerto Rico	71
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations	71
Multiple Policies	71
Continuation of Policy Beyond Age 100	71
Accelerated Benefit Riders – Terminal Illness	72
Accelerated Benefit Rider – Chronic Illness	72
Business Uses of Policy	72

Employer-Owned Life Insurance Policies	72
Non-Individual Owners and Business Beneficiaries of Policies	72
Split-Dollar Arrangements	73
Alternative Minimum Tax	73
Estate, Gift, and Generation-Skipping Transfer Tax Considerations	73
Foreign Tax Credits	74
Possible Tax Law Changes	74
Our Income Taxes	74
ADDITIONAL INFORMATION ABOUT THE POLICIES	74
YOUR RIGHT TO EXAMINE THIS POLICY	74
YOUR POLICY CAN LAPSE	75
YOU MAY REINSTATE YOUR POLICY	76
POLICY PERIODS AND ANNIVERSARIES	76
MATURITY DATE	76
WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT	77
CHANGING THE SEPARATE ACCOUNT	77
LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY	77
YOUR PAYMENT OPTIONS	78
Lump Sum Payments	78
Optional Payment Methods	78
YOUR BENEFICIARY	80
ASSIGNING YOUR POLICY	80
WHEN WE PAY PROCEEDS FROM THIS POLICY	80
YOUR VOTING RIGHTS AS AN OWNER	81
DISTRIBUTION OF THE POLICIES	82
LEGAL PROCEEDINGS	83
FINANCIAL STATEMENTS	83
ILLUSTRATIONS	83
DEFINITIONS	92

POLICY BENEFITS/RISKS SUMMARY

In this prospectus “We”, “Our”, “Us”, “Midland National”, and “Company” mean Midland National Life Insurance Company. “You” and “Your” mean the owner of the policy. We refer to the person who is covered by the policy as the “Insured” or “Insured person”, because the Insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy. In this prospectus, these words and phrases are generally in bold face type. See “

Definitions” on page 92 .

This summary describes the policy’s important risks and benefits. The detailed information appearing later in this prospectus further explains the following summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the policy in this prospectus assumes that the policy is inforce and that there is no outstanding policy loan.

POLICY BENEFITS

Death Benefit

Variable Universal Life - DB is life insurance on the Insured person. If the policy is inforce We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:

  Option 1: death benefit equals the face amount of the insurance policy. This is sometimes called a “level” death benefit.

  Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a “variable” death benefit.

The death benefit may be even greater in some circumstances. See “Death Benefit ” on page 26 We deduct any policy debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within certain limits.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month’s no lapse guarantee premium. The no lapse guarantee premium is based on the policy’s face amount and the Insured person’s age, sex and underwriting class. We are not obligated to accept any premium or a premium payment of less than $50.00; however, under current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00. See “Flexible Premium Payments ” on page 30 .

No Lapse Guarantee Premium

During the no lapse guarantee period, Your policy will remain inforce as long as You meet the applicable no lapse guarantee premium requirements. See “Premium Provisions During the No Lapse Guarantee Period” on page 30 .

Premium Guarantee Rider

This Rider is automatically included on policies with applications dated on or after March 26, 2009. After the no lapse guarantee period, this rider could keep your policy inforce, for a certain period, provided certain conditions are met. However, under the Premium Guarantee Rider, You have only the following three investment options. Option 1: You can choose to allocate 100% of Your policy fund and premium payment allocation to one of the five Lifestyle funds available with this policy (the Lifestyle funds are the Fidelity VIP Freedom 2010, Freedom 2015, Freedom 2020, Freedom 2025, and Freedom 2030 portfolios). Option 2: You can choose to allocate 100% of Your policy fund and premium payments to one of the five asset allocation models available with this policy. Option 3: You can choose to allocate 25% of your policy fund and premium payments to the General Account and the remaining 75% to either Option 1 or Option 2. You will pay an additional fee for this rider, which varies based on the individual characteristics of the Insured and the specified face amount of insurance. You can cancel the Premium Guarantee Rider at any time.

Benefits of the Policy Fund

  Withdrawing Money from Your Policy Fund. You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in the first policy year is 50% of Your net cash surrender value (that is Your policy fund minus policy debt minus surrender charge); thereafter, it is 90% of Your net cash surrender value.
  There may be tax consequences for making a partial withdrawal. See “Withdrawing Money From Your Policy Fund ” on page 60 .

  Surrendering Your Policy. You can surrender Your policy for cash and then We will pay You the net cash surrender value (the policy fund minus the surrender charge and minus any policy debt). See “Surrendering Your Policy ” on page 21 . There may be tax consequences for surrendering Your policy.

  Policy Loans. You may borrow up to 92% of Your cash surrender value (the policy fund less the surrender charge) minus any policy debt. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. See “Policy Loans ” on page 58 .
  Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See “Tax Effects ” on page 68 .

  Transfers of Policy Fund. You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 12th transfer in a policy year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners. There are additional limitations on transfers to and from the General Account. See “

  Transfers Of Policy Fund ” on page 53 .

  Dollar Cost Averaging (“DCA”). The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. The minimum monthly amount to be transferred using DCA is $200. See “Dollar Cost Averaging ” on page 56

  Enhanced Dollar Cost Averaging (“EDCA”). By current Company practice, We will pay an effective annual interest rate of 9% on Your declining balance in the General Account until the end of the first policy year on monies allocated into the EDCA program during the first four policy months. See “Enhanced Dollar Cost Averaging ” on page 57 .

  Portfolio Rebalancing. The Portfolio Rebalancing Option allows policy owners, who are not participating in a DCA program, to have the Company automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. On a quarterly, semi-annual, or annual interval, We will transfer amounts needed to “balance” the policy fund to the specified percentages selected by You. See “Portfolio Rebalancing ” on page 57 . (Quarterly portfolio rebalancing is mandatory if the Premium Guarantee Rider is in effect).

  Automatic Distribution Option. You can elect to receive automatic distributions of Your net cash surrender value on a monthly, quarterly, semi-annual or annual basis by filling out one form, and We will automatically process the necessary withdrawals and loans. See “Automatic Distribution Option” on page 58 .

Tax Benefits

We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, You should not be deemed to be in constructive receipt of the policy value (the policy fund), and therefore should not be taxed on increases (if any) in the policy fund until You take out a loan or withdrawal, surrender the policy, or We pay the maturity benefit. In addition, transfers of policy funds (among investment divisions and between the General Account and the various investment divisions) are not taxable transactions.

See “Tax Risks” on page 13 and “Tax Effects ” on page 68 . You should consult with and rely on a qualified tax advisor for assistance in all policy related tax matters.

Policy Illustrations

There are sample illustrations at the end of this prospectus showing policy fund values, cash surrender values, and death benefits for a hypothetical Insured based on certain assumptions. You should receive a personalized illustration that reflects Your particular circumstances. These hypothetical illustrations should help You to:

  understand the long-term effects of different levels of investment performance,

  understand the charges and deductions under the policy, and compare the policy to other life insurance policies.

The hypothetical illustrations also show the value of the monthly premium accumulated at interest and demonstrate that the cash surrender values may be very low (compared to the premiums accumulated at interest) if You surrender the policy in the early policy years. Therefore, You should not purchase the policy as a short-term investment or if You do not need the insurance protection. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy fund values. Your actual policy fund, cash surrender value, and death benefit amount will be different than the amounts shown in the hypothetical illustrations.

Additional Benefits

Your policy may have one or more supplemental benefits that are options or attached by rider to the policy. Each benefit is subject to its own requirements as to eligibility and additional cost. The additional benefits that may be available to You are:

•	Accelerated Benefit Rider – Chronic Illness	•	Flexible Disability Benefit Rider 2
•	Accelerated Benefit Rider – Terminal Illness	•	Guaranteed Insurability Rider
•	Accidental Death Benefit Rider	•	Protected Flexibility Rider
•	Children’s Insurance Rider 2	•	Waiver of Charges Rider

Some of these benefits may have tax consequences and there are usually extra charges for them. Please consult Your tax advisor before selecting or exercising an additional benefit.

Your Right to Examine This Policy

For a limited period of time, as specified in Your policy, You have a right to examine and cancel the policy for any reason. See “Your Right To Examine This Policy ” on page 74 .

POLICY RISKS

Investment Risk

Your policy fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. During times of declining investment performance, the deduction of charges based on the net amount at risk could accelerate and further reduce Your policy fund in the investment divisions and the General Account. If You allocate net premium to the General Account, then We credit Your policy fund in the General Account with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3.0%. No one insures or guarantees the policy fund allocated to the investments divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios. You should purchase the policy only if You have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if You intend to surrender all or part of the policy fund in the near future.

This policy is not suitable as a short-term investment.

Surrender Charge Risk

If You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period, We will deduct a surrender charge. The surrender charge period lasts for the first 14 policy years after the date of issue or increase in face amount. It is possible that You will receive no net cash surrender value if You surrender Your policy, especially in the first few policy years. See “Surrender Charge ” on page 66 . Taxes and a tax penalty may apply. See “Tax Effects” on page 68 .

Withdrawing Money

If You make a partial withdrawal, We will deduct a withdrawal charge if You make more than one withdrawal in any given policy year. The maximum partial withdrawal You can make during the first policy year is 50% of the net cash surrender value; in any policy year thereafter it is 90% of the net cash surrender value. Taxes and a tax penalty may apply. See “Tax Effects ” on page 68 . Withdrawals may increase the likelihood of your policy lapsing, and decrease the likelihood that the Premium Guarantee Rider will prevent a lapse.

Risk of Lapse

Your policy can lapse if the net cash surrender value is not sufficient to pay the monthly deductions.

  Planned Premium. You choose a planned periodic premium. However, payment of the planned premiums may not ensure that Your policy will remain inforce. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains inforce can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays inforce during the no lapse guarantee period by paying premiums equal to those required to meet the accumulated no lapse guarantee premium requirements described in “Premium Provisions During The No Lapse Guarantee Period ” on page 30 . The policy can lapse during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirements. Taxes and a tax penalty may apply. This policy also offers a secondary, no-lapse death benefit guarantee through the Premium Guarantee Rider. See “Premium Guarantee Rider” on page 42 . If the rider’s premium guarantee account value, less any policy loans is positive, even if there is a negative value in the base policy fund then, the policy stays in force if the policy is beyond the base no lapse guarantee period.

  Policy Loans. Your loan may affect whether Your policy remains inforce. If Your loan lowers the value of Your policy fund to a point where the monthly deductions are greater than Your policy’s net cash surrender value, then the policy’s lapse provision may apply. Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken. For more details see “Policy Loans ” on page 70 . Taxes and a tax penalty may apply. Policy loans could also negatively affect whether the Premium Guarantee Rider will prevent your policy from lapsing. See “Premium Guarantee Rider,” on page 32 .

  Surrender Charge Period. If You allow Your policy to lapse during the surrender charge period, We will deduct a surrender charge.

Tax Risks

In order to qualify as a life insurance policy for Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if You pay the full amount of premiums under the policy.

Depending on the total amount of premiums You pay, the policy may be treated as a modified endowment contract under federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age 59 ½. If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.

This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse. The aim of this strategy is to continue borrowing from the policy until its contract value (i.e. the policy fund) is just enough to pay off the policy loans that have been taken out and then relying on the Protected Flexibility Rider to keep the policy in force until the death of the Insured. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, if the death benefit under the Protected Flexibility Rider is lower than the policy’s original death benefit, then the policy might become a MEC which could result in a significant tax liability attributable to the balance of any policy debt. Second, this strategy will fail to achieve its goal if the policy is a MEC or becomes a MEC after the periodic borrowing begins. Third, this strategy has not been ruled on by the Internal Revenue Service (the “IRS”) or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this policy may be treated as taxable distributions when the rider causes the policy to be converted to a fixed policy. In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise. Anyone considering using the policy as a source of tax-free income by taking out policy loans should, before purchasing the policy, consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.

See “Tax Effects ” on page 68 . You should consult a qualified tax advisor for assistance in all policy-related tax matters.

Risk of Increases in Charges

Certain fees and charges assessed against the policy are currently at levels below the guaranteed maximum levels. We may increase these fees and charges up to the guaranteed maximum level. If fees and charges are increased, the risk that the policy will lapse increases and You may have to increase the premiums to keep the policy inforce.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the portfolios’ prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

FEE TABLE

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that You will pay at the time You buy the policy, make premium payments, take cash withdrawals, surrender the policy, exercise certain riders or transfer policy funds between investment divisions.

Transaction Fees

Amount Deducted[i]

	When Charge Is	Maximum	Current Charge
Charge	Deducted	Guaranteed Charge
Premium Charge	Upon receipt of a premium	5.0% of each premium	5.0% of each premium
	payment.	payment in all policy	payment received in policy
		years.	years 1 through 15.

Civil Service Allotment	Upon receipt of a premium	$0.46 from each bi-weekly	$0.46 from each bi-weekly
Service Charge	payment where Civil Service	premium payment.	premium payment.
Allotment is chosen.

Surrender Chargeii	At the time of surrender or	$8.00 up to $52.50 in the	$8.00 up to $52.50 in the
(Deferred Sales Charge)	lapse that occurs (a) during	first policy year per	first policy year per $1,000
	the first 14 policy years, or	$1,000 of face amount.iii	of face amount.iii
Minimum and Maximum	(b) during the first 14 policy
years following any increase
in face amount.

Charge for a male Insured issue		$21.00 per $1,000 of face	$21.00 per $1,000 of face
age 35 in the non-tobacco		amount.	amount.
premium class in the first
policy year

Partial Withdrawal Charge	Upon partial withdrawal.	Lesser of $25 or 2% of	Lesser of $25 or 2% of the
		amount withdrawn on any	amount withdrawn on any
		withdrawal after the first	withdrawal after the first
		one in any policy year.	one in any policy year.

Transfer Fees	Upon transfer of any money	$25 on each transfer after	$0 on all transfers.
	from the investment	the 12th transfer in any
	divisions or the General	one policy year.
Account.

The next table describes the fees and expenses that You will pay periodically during the time that You own the policy, not including mutual fund portfolio fees and expenses.

Periodic Fees Related to Owning the Policy Other than Portfolio Operating Expenses

Amount Deducted[i]

	When Charge Is	Maximum	Current Charge
Charge		Guaranteed
	Deducted	Charge
Cost of Insurance Deduction[i][v]	On the policy date and	$0.02 up to $35.30 per	$0.02 up to $28.54 per $1,000
	on every monthly	$1,000 of net amount	of net amount at risk.
Minimum and Maximum – The	anniversary.	at risk[v] per month.
current charge (as shown) varies
depending on Your initial face
amount of insurance.

Charges for a male Insured issue		$0.10 per $1,000 of net	$0.03 per $1,000 of net amount
age 35 in the non-tobacco		amount at risk per	at risk per month.
premium class in the first policy		month.
year with an initial specified face
amount of $375,000.
Per Policy Expense Charge	On the policy date and	$8 per month in all	$8 per month in all policy
	on every monthly	policy years.	years.
anniversary.
Per Unit Expense Charge	On the policy date and	$0.0375 up to $1.315	$0.0375 up to $1.315 per month
	on every monthly	per month per $1,000	per $1,000 of specified face
	anniversary	of specified face	amount in policy years 1-10.
amount in all policy
years.
Charges for a male Insured issue		$0.0825 per month per	$0.0825 per month per $1,000
age 35 in the non-tobacco		$1,000 of specified	of specified face amount in
premium class in the first policy		face amount in all	policy years 1-10.
year with an initial specified face		policy years.
amount of $375,000.
Percent of Fund Value Charge	On the policy date and	Annual rate of 0.90%	Annual rate of 0.90% of the
	on each monthly	of the policy Separate	policy Separate Account assets
	anniversary	Account assets and	and General Account assets in
		General Account assets	policy years 1 – 10 and 0.05%
		in policy years 1-10	thereafter.
and 0.05% thereafter.

Loan Interest Spreadvi	On policy anniversary	5.00% (annually) in	2.00% (annually) in policy
	or earlier, as applicablevii	policy years 1-5;	years 1-5; 0.00% (annually)
		0.00% (annually)	thereafter.
thereafter.

Premium Guarantee Rider	On rider policy date and	$0.0225 up to $0.275	$0.0225 up to $0.275 per month
	each monthly	per month per $1,000	per $1,000 of specified face
	anniversary thereafter	of specified face	amount of insurance during
		amount of insurance	policy years 1-20.
during all policy years.

Charge for a male Insured issue		$0.0575 per month per	$0.0575 per month per $1,000
age 35 in the non-tobacco		$1,000 of specified	of specified face amount of
premium class in the first policy		face amount of	insurance in policy years 1-20
year.		insurance in all policy	only.
years.

Periodic Fees Related to Owning the Policy Other than Portfolio Operating Expenses

Amount Deducted[i]

	When Charge Is	Maximum	Current Charge
Charge		Guaranteed
	Deducted	Charge
Additional Benefits Chargesviii
Accelerated Benefit Rider –	At the time a benefit is	$200.00	$200.00ix
Chronic Illness	paid out.
Accelerated Benefit Rider –	At the time a benefit is	$200.00	$200.00ix
Terminal Illness	paid out.
Accidental Death Benefit Rider	On rider policy date and	$0.03 up to $0.09 per	$0.03 up to $0.09 per month per
	each monthly	month per $1,000 of	$1,000 of accidental death
Minimum and Maximum	anniversary thereafter.	accidental death	benefit selected.
benefit selected.
Charge for a male Insured		$0.07 per month per	$0.07 per month per $1,000 of
attained age 35 in the non-		$1,000 of accidental	accidental death benefit.
tobacco premium class in the first		death benefit.
policy year following the rider
policy date.

Children's Insurance Rider 2	On rider policy date and	$0.50 per month per	$0.50 per month per $1,000 of
	each monthly	$1,000 of Children's	Children's Insurance benefit.
	anniversary thereafter.	Insurance benefit. [x]

Flexible Disability Benefit Rider 2	On rider policy date and	$0.27 up to $0.80 per	$0.27 up to $0.80 per month per
	each monthly	month per $10 of	$10 of monthly benefit.
	anniversary thereafter	monthly benefit.
Minimum and Maximum	until the policy
anniversary on which
the Insured reaches
attained age 60.

Charge for a male Insured issue		$0.40 per month per	$0.40 per month per $10 of
age 35 in the non-tobacco		$10 of monthly benefit.	monthly benefit.
premium class.

Guaranteed Insurability Rider	On rider policy date and	$0.05 up to $0.17 per	$0.05 up to $0.17 per month per
	each monthly	month per $1,000 of	$1,000 of Guaranteed
Minimum and Maximum	anniversary thereafter.	Guaranteed Insurability	Insurability benefit elected.
benefit elected.

Charge for a male Insured issue		$0.17 per month per	$0.17 per month per $1,000 of
age 35 in the non-tobacco		$1,000 of Guaranteed	Guaranteed Insurability benefit
premium class		Insurability benefit	elected.
elected.

Protected Flexibility Rider	Not Applicable – no	Not Applicable – no	Not Applicable – no charge for
	charge for rider	charge for rider	rider

Periodic Fees Related to Owning the Policy Other than Portfolio Operating Expenses
Amount Deducted[i]

	When Charge Is	Maximum	Current Charge
Charge		Guaranteed
	Deducted	Charge
Waiver of Charges Rider	On rider policy date and	$0.01 up to $0.12 per	$0.01 up to $0.12 per month per
	each monthly	month per $1,000 of	$1,000 of face amount.
Minimum and Maximum	anniversary thereafter.	face amount.

Charge for a male Insured issue		$0.01 per month per	$0.01 per month per $1,000 of
age 35 in the non-tobacco		$1,000 of face	face amount.
premium class in the first policy		amount.
year

i Some of these charges are rounded off in accordance with regulations of the U.S. Securities and Exchange
Commission. Actual charges may be somewhat higher or lower.
ii The surrender charge varies based upon the sex, issue age, and rating class of the Insured person on the issue date.
The surrender charges shown in the table may not be representative of the charges that You will pay. Your policy’s data page will indicate the surrender charge applicable to Your policy. For more detailed information concerning Your surrender charges, please contact Our Executive Office.
iii These charges decrease gradually in policy years 2 through 14 to $0.00 for policy years 15 and thereafter. An increase in face amount establishes a new surrender charge schedule for the amount of the increase in face amount based upon the attained age and rating class at the time the face amount increase becomes effective.
iv The cost of insurance rate varies based upon the sex, attained age, and rating class of the Insured person at the time of the charge. The cost of insurance deductions shown in the table may not be representative of the charges that You will pay. Your policy’s data page will indicate the maximum guaranteed cost of insurance deduction applicable to Your policy. For more detailed information concerning Your cost of insurance deductions, please contact Our Executive Office.
v As of any monthly anniversary, the net amount at risk is the death benefit less the policy fund (after all deductions for that monthly anniversary, except the cost of insurance deduction).
vi The Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is 3.0% annually).
vii While a policy loan is outstanding, loan interest is charged in arrears on each policy anniversary or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the Insured’s death.
viii Charges for these riders may vary based on the policy duration, Insured’s issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges You will pay. Your policy’s specification page will indicate the rider charges applicable to Your policy, and more detailed information concerning these rider charges is available upon request from Our Executive Office.
ix We charge an administrative fee of $200 at the time benefits are paid from this rider.
x Regardless of the number of children or their age, up through age 18

The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2008. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:

	Lowest	Highest

Total Annual Portfolio Operating Expenses [1] (total of all
expenses that are deducted from portfolio assets, including
management fees, distribution or service fees (12b-1 fees), and	0.10%	2.16%
other expenses)

1The portfolio expenses used to prepare this table were provided to Midland National by the funds or their fund managers. Midland National has not independently verified such information. The expenses reflect those incurred as of December 31, 2008. Current or future expenses may be greater or less than those shown.

These fees and expenses are paid out of the assets of the portfolio companies. A comprehensive discussion of the risks, charges and expenses of each portfolio company may be found in the portfolio company’s prospectus. You can obtain a current copy of the portfolio companies’ prospectuses by contacting Us at:

Midland National Life Insurance Company
One Sammons Plaza
Sioux Falls, SD 57193
Phone: (800) 272-1642
Fax: (605) 335-3621

For information concerning compensation paid for the sale of the policies, see “Distribution of the Policies” on page 82 .

SUMMARY OF VARIABLE UNIVERSAL LIFE - DB

DEATH BENEFIT OPTIONS

Variable Universal Life - DB provides life insurance on the Insured person. If the policy is inforce We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:

  Option 1: death benefit equals the face amount of the insurance policy. This is sometimes called a “level” death benefit.

  Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a “variable” death benefit.

The death benefit may be even greater in some circumstances. See “Death Benefit” on page 26 .

We deduct any policy debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

The minimum face amount is $50,000.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within limits.

FLEXIBLE PREMIUM PAYMENTS

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month’s no lapse guarantee premium. The no-lapse guarantee premium is based on the policy’s face amount and the Insured person’s age, sex and underwriting class. We are not required to accept any premium or a premium payment of less than $50.00; however under current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00.

You may choose a planned periodic premium. However, payment of the planned premiums may not ensure that Your policy will remain inforce. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains inforce can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays inforce during the no lapse guarantee period by paying premiums equal to those required to meet the accumulated no lapse guarantee premium requirements described in “Premium Provisions During The No Lapse Guarantee Period” on page 30 .

INVESTMENT CHOICES

If the Premium Guarantee Rider is in effect, you must allocate 100% of Your policy fund to one of the three investment options under the Premium Guarantee Rider. If the Premium Guarantee Rider is not in effect, then You may allocate Your policy fund to up to 15 of the 61 available investment divisions and You may also allocate Your policy fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the “THE GENERAL ACCOUNT” on page 61 .

You bear the complete investment risk for all amounts allocated to any of the investment divisions (including the investment divisions available in the three investment options under the Premium Guarantee Rider). For more information, see “The Funds” on page 43 .

YOUR POLICY FUND

Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge, any per premium expenses as described in the “Deductions From Your Premiums” section on page 63 and the first monthly deduction as described in the “Monthly Deductions From Your Policy Fund” section on page 63 . The balance of the premium is Your beginning policy fund.

Your policy fund reflects:

  the amount and frequency of premium payments,

  deductions for the cost of insurance, additional benefits, and other charges,

  the investment performance of Your chosen investment options,

  interest earned on amounts allocated to the General Account,

  the impact of loans, and

  the impact of partial withdrawals.

There is no guaranteed policy fund for amounts allocated to the investment divisions. See “Deductions From Your Premiums” on page 63 .

Transfers

You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. However, if the Premium Guarantee Rider is in effect and You request a transfer of funds (or a premium allocation change) outside of the three investment options available under the Premium Guarantee Rider (or discontinue quarterly portfolio rebalancing), then the Premium Guarantee Rider will terminate. (The Premium Guarantee Rider is included automatically on all policies with an application date on or after March 26, 2009, but You can cancel the Premium Guarantee Rider at any time.) Transfers take effect when We receive Your request. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 12th in a policy year. There are other limitations on transfers to and from the General Account. See “

Transfers Of Policy Fund ” on page 53 . Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners.

Policy Loans

You may borrow up to 92% of Your cash surrender value (the policy fund less the surrender charge) minus any policy debt. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. Policy loan interest accrues daily at an annually adjusted rate. See “Policy Loans” on page 58 . Policy loan interest is generally not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See “Tax Effects” on page 68 .

If You use a third party registered investment adviser, in connection with allocations among the investment divisions, You can request that We take loans from Your policy to pay the advisory fees provided We have received documentation from You and Your adviser. This does not constitute Us providing investment advice. Before taking a policy loan, You should consult a tax advisor to consider the tax consequences of a loan on Your life insurance policy. See “Tax Effects” on page 68 .

Withdrawing Money

You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in the first policy year is 50% of the net cash surrender value; thereafter it is 90% of the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge minus any policy debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a policy year, then We deduct a service charge (no more than $25) for each subsequent withdrawal. See “Withdrawing Money From Your Policy Fund” on page 60 . Withdrawals and surrenders may have negative tax effects. See “Tax Effects” on page 68 . Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. Withdrawals are affected at unit values determined at the close of business on the day the withdrawal takes effect.

Surrendering Your Policy

You can surrender Your policy for cash and then We will pay You the net cash surrender value. A surrender charge will be deducted if You surrender Your policy or allow it to lapse during the surrender charge period. It is possible that You will receive no net cash surrender value if You surrender Your policy, especially in the first few policy years. See “Surrendering Your Policy” on page 61 .Taxes and a tax penalty may apply. See “Tax Effects” on page 68.

Completed surrender requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a 5.0% premium charge from each premium payment. We currently intend to eliminate this charge after the 15th policy year, but we reserve the right to continue the charge for all policy years. This charge partially reimburses Us for the selling and distribution costs of this policy and for premium taxes We pay. If You elect to pay premiums by Civil Service Allotment, We also deduct a 46¢ (forty-six cents) service charge from each premium payment. See “Deductions From Your Premiums” on page 63 .

Deductions From Your Policy Fund

Certain amounts are deducted from Your policy fund monthly. These are:

  a per policy expense charge of $8.00;

  a cost of insurance deduction. The amount of this charge is based on the Insured person’s attained age, sex, risk class, and the amount of insurance under Your policy;

  a per unit expense charge that varies depending on the Insured’s issue age, sex, face amount, and underwriting class;

  a percent of fund value at an annual rate of 0.90% of the assets in every investment division and the General Account in the first 10 policy years and 0.05% after the 10th policy year; and

  charges for additional benefits (including the Premium Guarantee Rider).

In addition, We deduct fees when You make:

  a partial withdrawal of net cash surrender value more than once in a policy year or more than twelve transfers a year between investment divisions. (We currently waive this charge).

For more information on these deductions see “Monthly Deductions From Your Policy Fund” on page 63 .

Surrender Charge

We deduct a surrender charge only if You surrender Your policy for its net cash surrender value or let Your policy lapse during the first 14 policy years from the date of issue or an increase in face amount. If You keep this policy inforce for longer than 14 years, then You will not incur a surrender charge on the original face amount of insurance. As explained in the section entitled “Surrender Charge” on page 66 a face amount increase will result in a new 14 year surrender charge period on the amount of the increase.

The surrender charge varies by the issue age, sex and class of the Insured at the time of issue. The per $1,000 of face amount surrender charge is highest in the first year of Your policy and decreases to $0.00 after the end of 14 policy years. For example, a male with an issue age of 35 and a class of preferred non-tobacco will have a first year surrender charge of $21.00 per $1,000 of the face amount, but a male with an issue age of 65 and a class of preferred non-tobacco will have a first year surrender charge of $52.50 per $1,000 of the face amount. The maximum first year surrender charge for all issue ages, sexes and classes is $52.50 per $1,000 of the face amount. The $52.50 per $1,000 surrender charge occurs for males with issue ages at 65 or older.

The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in Your policy form, for the appropriate policy year, times the appropriate face amount of insurance and dividing by 1,000. If You decrease Your face amount after Your policy is issued, the surrender charge will not change. If You increase Your face amount after Your policy is issued, We will send You an endorsement, which specifies the surrender charges for the amount of the increase. See “Surrender Charge” on page 66 for a full description of how the new surrender charges are determined for a face amount increase and for examples of the surrender charges for various issue ages, sexes and classes.

ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Policy Can Lapse

Your policy remains inforce if the net cash surrender value can pay the monthly deductions. In addition, during the no lapse guarantee period, Your policy will remain inforce as long as You meet the applicable no lapse guarantee premium requirements. However, the policy can lapse (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirement and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period) and the Premium Guarantee Rider is not in effect or the rider does not prevent lapse. See “Your Policy Can Lapse” on page 75 .

Correspondence and Inquiries

You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment divisions, or changes in face amount, regarding Your policy. Our Executive Office is located at:

Midland National Life Insurance Company
One Sammons Plaza
Sioux Falls, SD 57193
(800) 272-1642

You may send correspondence and transaction requests to Us at Our Executive Office. If You are submitting an administrative request, please fax it to (605) 335-3621. Any administrative requests sent to another number or address may not be considered received in Our Executive Office and will not receive that day’s price. Some examples of administrative requests would be:

  Ownership changes

  Beneficiary changes

  Collateral Assignments

  Address changes

  Request for general policy information

  Adding or canceling Riders or Additional Benefits

If You are submitting a transaction request, please fax it to (605) 373-8557. Any transaction requests sent to another number or address may not be considered received in Our Executive Office and will not receive that day’s price. Some examples of transaction requests would be:

  Partial Withdrawals

  Loan/Surrender Requests

  Transfers among funds

  Fund or General Account additions/deletions

  Premium allocation changes

  Monthly deduction changes

  Dollar Cost Averaging set-up

  Portfolio rebalancing set-up

The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We may record all telephone requests. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the policy owner by name, social security number, date of birth of the owner or the Insured, or other identifying information. We only allow certain transaction requests to be made with a telephone request. Currently, We only allow interfund transfers to be made with a telephone request. All partial withdrawal, surrender and loan requests must be made in writing to Our Executive Office. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make Your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear these risks.

State Variations

Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your policy for specific variations since any such variations will be included in Your policy or in riders or endorsements attached to Your policy. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both policies carefully. Remember that if You exchange another policy for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old policy, and there will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this policy (that person will generally earn a commission if You buy this policy through an exchange or otherwise). If You purchase the policy in exchange for an existing life insurance policy from another company, We may not receive Your premium payment from the other company for a substantial period of time after You sign the application and send it to Us, and We cannot credit Your premium to the policy until We receive it. You should consult with and rely upon a tax advisor if You are considering a policy exchange. See “Tax Effects” on page 68 .

DETAILED INFORMATION ABOUT VARIABLE UNIVERSAL LIFE - DB

INSURANCE FEATURES

This prospectus describes Our Variable Universal Life - DB policy. There may be contractual variances because of requirements of the state where Your policy is delivered.

How the Policies Differ From Whole Life Insurance

Variable Universal Life - DB provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. The policy differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Variable Universal Life - DB has two death benefit options. You may switch back and forth between these options. Variable Universal Life - DB also allows You to change the face amount (within limits) without purchasing a new insurance policy. However, evidence of insurability may be required.

Variable Universal Life - DB is “variable“ life insurance because the policy fund and other benefits will vary up or down depending on the investment performance of the investment divisions or options You select. You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance

To apply for a policy You must submit a completed application. We decide whether to issue a policy based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a policy, then We will return the sum of premiums paid plus interest credited. The maximum issue age is 75.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You. Any such delays will affect when Your policy can be issued and when Your net premium is allocated among one of our three investment options under the Premium Guarantee Rider or among Our General Account and the investment divisions.

We offer other variable life insurance policies that have different death benefits, policy features, and optional benefits. However, these other policies also have different charges that would affect Your investment performance and policy fund. To obtain more information about these other policies, contact Our Executive Office.

Death Benefit

As long as Your policy remains inforce, We will pay the death benefit to the beneficiary when the Insured dies (outstanding policy debt will be deducted from the proceeds). As the owner, You may choose between two death benefit options:

  Option 1 provides a benefit that equals the face amount of the policy. This “level” death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.

  Option 2 provides a benefit that equals the face amount of the policy plus the policy fund on the day the Insured person dies. This “variable” death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under option 2, the value of the death benefit fluctuates with Your policy fund.

Under either option, the length of time Your policy remains inforce depends on the net cash surrender value of Your policy and whether You meet the no lapse guarantee period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your policy fund. In addition, during the no lapse guarantee period, Your policy remains inforce if the sum of Your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly no lapse guarantee premiums for all of the policy months since the policy was issued. After the no lapse guarantee period, if Your policy has the Premium Guarantee Rider and the premium guarantee account is greater than policy debt on each monthly anniversary, then the policy will remain inforce.

Under both death benefit options, federal tax law may require a greater benefit. The section 7702 minimum death benefit is the minimum death benefit Your policy must have to qualify as life insurance under section 7702 of the Internal Revenue Code. The policy has two life insurance qualification tests – the cash value accumulation test and the guideline minimum premium test. You must choose a test on Your application and, once chosen, You can never change Your test.

These tests determine the section 7702 minimum death benefit. If You do not want limits (subject to Company minimums and maximums and the policy becoming a Modified endowment contract), on the amount of premium You can pay into the policy, the cash value accumulation test is usually the best choice. Under the cash value accumulation test, the section 7702 minimum death benefit is the accumulation value of Your policy (Your policy fund) multiplied by a net single premium factor that is based on the Insured’s attained age, sex and underwriting class. A table of net single premium factors and some examples of how they work are in the statement of additional information which is available free upon request (see back cover).

The guideline premium test will usually result in a lower section 7702 minimum death benefit than the cash value accumulation test. Your choice depends on the premiums You want to pay. THE GUIDELINE PREMIUM TEST IS THE DEFAULT TEST FOR YOUR POLICY, AND HISTORICALLY HAS BEEN THE MORE POPULAR CHOICE. Under the guideline premium test, the section 7702 minimum death benefit is the accumulation value of Your policy (Your policy fund) times a death benefit percentage. The death benefit percentage varies by the attained age of the insured(s) at the start of the policy year and declines as the Insured gets older (this is referred to as the “corridor” percentage). The section 7702 minimum death benefit will be Your policy fund on the day the Insured dies multiplied by the corridor percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the Insured’s death. A table of corridor percentages and some examples of how they work are in the Statement of Additional Information, which is available free upon request (see back cover).

The investment performances of the investment divisions and the interest earned in the General Account affect Your policy fund. Therefore, the returns from these investment options can affect the length of time Your policy remains inforce.

The minimum initial face amount is $50,000.

Notice and Proof of Death

We require satisfactory proof of the Insured person’s death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits

In most cases, when a death benefit is paid in a lump sum We will pay the death benefit by establishing an interest bearing draft account, called the “Midland Access Account” for the beneficiary, in the amount of the death benefit proceeds. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is a draft account and is part of Our General Account. It is not a bank account or checking account and it is not insured by the FDIC or any government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.

Maturity Benefit

If the Insured person is still living on the maturity date, We will pay You the policy fund minus any outstanding loans. The policy will then end. The maturity date is the policy anniversary after the Insured person’s 120th birthday. In certain circumstances, the tax consequences of continuing Your policy beyond the Insured person’s 100th birthday are unclear and You should consult a tax advisor about these consequences. See “Maturity Date” on page 76 .

Changes In Variable Universal Life - DB

Variable Universal Life - DB gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.

A reduction in face amount lessens the emphasis on a policy’s insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the policy fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your policy fund.

A partial withdrawal reduces the policy fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the policy fund. Under death benefit option 1, reducing the policy fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, reducing the policy fund decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance

You may change the face amount of Your policy by submitting a fully completed policy change application to Our Executive Office. You can only change the face amount twice each policy year. All changes are subject to Our approval and to the following conditions.

For increases:

  Increases in the face amount must be at least $25,000.

  To increase the face amount, You must provide a fully completed policy change application and satisfactory evidence of insurability. If the Insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We reserve the right to change this procedure in the future).

  Monthly cost of insurance deductions from Your policy fund will increase. There will also be a surrender charge increase. These begin on the date the face amount increase takes effect.

  The right to examine this policy does not apply to face amount increases. (It only applies when You first purchase the policy).

  There will be an increase in the no lapse guarantee premium requirements.

  There will be an increase in the Premium Guarantee Rider.

  A new surrender charge period will apply to the face amount increase.

For decreases:

  The surrender charge remains unchanged at the time of decrease.

  You cannot reduce the face amount below the minimum issue amounts as noted on the Schedule of Policy Benefits page of Your policy.

  Monthly cost of insurance deductions from Your policy fund will decrease.

  The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your policy fund multiplied by the corridor percentage the federal tax law specifies for the Insured’s age at the time of the change.

  If You request a face amount decrease after You have already increased the face amount at substandard (i.e., higher) cost of insurance deductions, and the original face amount was at standard cost of insurance deductions, then We will first decrease the face amount that is at substandard higher cost of insurance deductions. We reserve the right to change this procedure.

  There will be no decrease in the no lapse guarantee premium requirement.

  There will be no decrease in the Premium Guarantee Rider.

Changing the face amount may have tax consequences. See “Tax Effects” on page 68 . You should consult a tax advisor before making any change.

Changing Your Death Benefit Option

You may change Your death benefit option from option 1 to option 2 by submitting a fully completed policy change application to Our Executive Office. We require satisfactory evidence of insurability to make this change. If You change from option 1 to option 2, the face amount decreases by the amount of Your policy fund on the date of the change. This keeps the death benefit and net amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum issue amounts, as noted on the Schedule of Policy Benefits page of Your policy.

You may change Your death benefit option from option 2 to option 1 by sending a written request to Our Executive Office. If You change from option 2 to option 1, then the face amount increases by the amount of Your policy fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance deductions are based.

Changing the death benefit option may have tax consequences. You should consult a tax advisor before making any change.

When Policy Changes Go Into Effect

Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approved Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your policy. We may also ask You to return Your policy to Us at Our Executive Office so that We can make a change. We will notify You in writing if We do not approve a change You request. For example, We might not approve a change that would disqualify Your policy as life insurance for income tax purposes.

Policy changes may have negative tax consequences. See “Tax Effects” on page 68 . You should consult a tax advisor before making any change.

Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below.

Even though Your premiums are flexible, Your policy’s Schedule of Policy Benefits page will show a “planned” periodic premium. You determine the planned premium when You apply and can change it at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. If You decide to make biweekly premium payments, We will assess the Civil Service Allotment Service Charge of $0.46 per bi-weekly premium. The planned premiums may not be enough to keep Your policy inforce.

The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:

1)	the age, sex and premium class of the Insured,
2)	the initial face amount of the policy, and
3)	any additional benefits selected.

All premium payments should be payable to Midland National. After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.

We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by a pre-authorized check. Under current Company practice, amounts made by a pre-authorized check can be as low as $30.

Payment of the planned premiums does not guarantee that Your policy will stay inforce. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases.

If You send Us a premium payment that would cause Your policy to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.

Premium Provisions During The No Lapse Guarantee Period

During the no lapse guarantee period, You can keep Your policy inforce by meeting a no lapse premium requirement. The no lapse guarantee period lasts until the 15th policy anniversary for issue ages of 55 or less; for policies issued with issue ages of 56 or more, it is 5 policy years. A monthly no lapse guarantee premium is shown on Your Schedule of Policy Benefits page. (This is not the same as the planned premiums). The no lapse guarantee premium requirement will be satisfied if the sum of premiums You have paid, less Your loans or withdrawals, is equal to or greater than the sum of the monthly no lapse guarantee premiums required on each monthly anniversary. The no lapse guarantee premium increases when the face amount increases.

During the no lapse guarantee period, Your policy will enter a grace period and lapse if:

  the net cash surrender value cannot cover the monthly deductions from Your policy fund; and

  the total premiums You have paid, less Your loans or withdrawals, are less than the total monthly no lapse guarantee premiums required to that date.

Remember that the net cash surrender value is Your policy fund minus any surrender charge and minus any outstanding policy debt.

This policy lapse can occur even if You pay all of the planned premiums.

Premium Provisions After The No Lapse Guarantee Period. After the no lapse guarantee period, Your policy will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your policy fund. Paying Your planned premiums may not be sufficient to maintain Your policy because of investment performance, charges and deductions, policy changes or other factors. Therefore, additional premiums may be necessary to keep Your policy inforce.

Premium Provisions During the Premium Guarantee Period. If Your policy has the Premium Guarantee Rider, you will choose a guarantee period that will be until you reach age 100 or some other specified period. As long as the premium guarantee account, less any loans, is positive, even if there is a negative value in the base policy fund, the policy will stay inforce during the premium guarantee period if the policy is beyond the base no lapse guarantee period. The Premium Guarantee Rider has no affect during the no lapse guarantee period.

Allocation of Premiums

Each net premium will be allocated to one of the three investment options set forth in the Premium Guarantee Rider that you have chosen at the time of application. If You decide to cancel the Premium Guarantee Rider, each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive Your premium payment at Our Executive Office (if We receive it before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time)) or on the record date. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends, Your instructions will dictate how We allocate the net premium.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You. Any such delays will affect when Your policy can be issued and when Your net premium is allocated among Our General Account and/or investment divisions. Once we receive the application and initial premium from the selling broker-dealer, your instructions will dictate how We allocate the net premium.

The net premium is the premium minus a premium charge and any expense charges (the first monthly deduction is also taken from the initial premium). Each net premium is put into Your policy fund according to Your instructions. Your policy application may provide directions to allocate net premiums to one of the three investment options set forth in the Premium Guarantee Rider, Our General Account or the investment divisions.

You may not allocate Your policy fund to more than 15 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. You may also change Your allocation instructions by calling Us at (800) 272-1642 or faxing Us at (605) 373-8557. Changing Your allocation instructions will not change the way Your existing policy fund is apportioned among the investment divisions or the General Account. Allocation percentages may be any whole number from 0% to 100%. The sum of the allocation percentages must equal 100%. Of course, You may choose not to allocate a premium to any particular investment division. See “THE GENERAL ACCOUNT” on page 61 .

If your Policy has the Premium Guarantee Rider, then allocating premium outside of the three investment options permitted by that rider will terminate the rider. See “Premium Guarantee Rider” below.

Premium Guarantee Rider

This rider is automatically included on all policies with an application dated on or after March 26, 2009. Prior to March 26, 2009 this was an optional rider and could be elected only at the time of application, You may cancel the Premium Guarantee Rider at any time. This rider provides a no lapse guarantee period that is beyond the no lapse guarantee period provided by Your policy for the specified amount of insurance that is in existence for the base policy to which this rider is attached. The length of the extended no lapse guarantee period provided by this rider will extend to the earlier of (a) termination of the policy or rider, (b) the number of years selected by the policy owner, subject to any applicable state limitations, or (c) age 121 of the Insured.

You will pay an additional fee for this rider, which varies based on the individual characteristics of the Insured and the specified face amount of insurance. See the “Fee Table” on page 14 for details. A change in the specified face amount of insurance may affect the cost of the rider.

Under this rider, Your investment options are severely restricted, (see below Requirements for Premium & Fund Allocations).

On any monthly anniversary after the no lapse guarantee period, if the rider’s premium guarantee account value less any policy loans is positive, this policy will not enter a grace period or lapse due to its net cash surrender value even if there is a negative value in the base policy fund and the cash surrender value is insufficient to pay the monthly deduction.

The Premium Guarantee Rider has no effect during the no lapse guarantee period provided by Your policy.

The Premium Guarantee Account (PGA) is a reference value for this rider, used only to determine whether or not this rider will prevent lapse. It does not represent an independent dollar value that You can access and does not affect the calculation of the actual policy fund.

The PGA on the policy date is equal to any premium received on or before the policy date less the account premium load minus the required premium amount, minus the required rider amount, minus the account expense due on the policy date.

The PGA after the policy date is equal to the accumulation at interest of:

1.	The premium guarantee account from the end of the previous policy month; plus
2.	Any premiums received during the current policy month, less the account premium load; minus
3.	The required premium deducted at the beginning of the current policy month; minus
4.	The account expense deducted at the beginning of the current policy month; minus
5.	The required rider amount deducted at the beginning of the current policy month; minus
6.	Any partial withdrawals of cash value made during the current policy month.

The interest rate used in this calculation is an annual rate of 4.75% in policy years 1-10, and 4.50% thereafter.

The required premium is determined on each monthly anniversary. It is equal to: (a) multiplied by the difference between (b) and (c), divided by 1,000.

a.	The account premium rate;
b.	The death benefit divided by one plus the monthly account interest rate; and
c.	The PGA after deducting the required rider amount and any account expense.

For example, for a male non-tobacco insured at issue age 35, the monthly account premium rate is $0.28 per $1,000. If We assume the policy is in year 11, the monthly account interest rate is 0.3675%. If We assume the death benefit is $375,000, that there are no other riders attached to the Policy besides the Premium Guarantee Rider, and the PGA is $25,000 before the deduction of the required rider amount and the account expense, the required premium for the monthly anniversary is as follows: $0.28 * (375,000/ (1.003675) – 25,000)/1,000 = $97.62.

The account premium rate varies with the issue age, policy year, sex, specified face amount, and premium class of the Insured. It is specified on the Schedule of Premium Guarantee Rider Amounts.

The account expense is equal to $10.00 per month in all policy years plus a unit expense charge. The unit expense charge is equal to a unit expense factor times the highest specified face amount of insurance ever in effect. See the “Fee Table” on page 14 for details.

The required rider amount is based on the additional benefits provided by all riders You have added to the policy. The required rider amount for this rider is zero. The required rider amount for all other riders will be the same as the rider charge that is deducted from the policy fund.

The account premium load varies based on the policy duration and the amount of premium You pay into Your policy. It is equal to the sum of (a) plus (b) plus (c), where (a), (b) and (c) are as follows:

a.

In policy year 1 it is 95% of the premium You pay in year 1 that is not in excess of the premium shown in Your Schedule of Premium Guarantee Rider Amounts. It is 10% of all paid premium that is in excess of the premium shown in the Schedule of

Premium Guarantee Rider Amounts
b.	For policy years 2-10, it is 5% of the premium You pay in that policy year
c.	For policy years 11+, it is 2.5% of the premium You pay in that policy year

For example, if You are a male non-tobacco issue age 35 with $375,000 of face amount and no riders attached besides the Premium Guarantee Rider, and we assume the total premium paid up through policy month 10 is $3,500.00, the account premium load in policy year 1 for the 10th policy month is derived as follows:

The premium that would be shown in the Schedule of Premium Guarantee Rider Amounts is $3,120.00. The account premium load is: 0.95 * 3,120 + ( 0.10 * (3,500.00 – 3,120.00)) = $3,002.00.

If the policy contains a Waiver of Charge Rider and a total disability is approved, then for any month for which monthly deductions are thereby waived then the required premium amounts, the account expense and the required rider amounts will not be deducted from the PGA.

Requirements for Premium & Fund Allocations

There are only three investment options available under this rider. You must choose one of these three options at the time of application. The investment options currently available under this rider are detailed below.

Option 1 – You can allocate 100% of Your policy fund and premium payment allocation to one of the five Lifestyle Funds that are available with this policy. Currently, We offer the following Lifestyle Funds:

  Fidelity VIP Freedom 2010 Portfolio

  Fidelity VIP Freedom 2015 Portfolio

  Fidelity VIP Freedom 2020 Portfolio

  Fidelity VIP Freedom 2025 Portfolio

  Fidelity VIP Freedom 2030 Portfolio

You can reallocate Your premium to any one of these funds at any time but You can only invest in one Lifestyle fund at a time.

Option 2 – You can choose to allocate 100% of Your policy fund and premium payments to one of the five asset allocation models available with this policy. Currently, We offer 5 asset allocation models as follows:

  Conservative Model – The conservative investor is particularly sensitive to short-term losses, but still has the goal of beating expected inflation over the long run. A conservative investor's aversion to short-term losses could compel them to shift into the most conservative investment if the losses occur. Conservative investors would accept lower long-term return in exchange for smaller and less frequent changes in portfolio value. Analyzing the risk-return choices available, a conservative investor is usually willing to accept a lower return in order to seek relative safety of his or her investment.

  Moderate Conservative Model – Appropriate for the investor who seeks both modest capital appreciation and income from his/her portfolio. This investor will have either a moderate time horizon or a slightly higher risk tolerance than the most conservative investor in a conservative range. While this range is still designed to preserve the investor’s capital, fluctuation in value may occur from year to year.

  Moderate – The moderate investor is willing to accept more risk than the conservative investor is, but is probably not willing to accept the short-term risk usually associated with seeking a long-term return substantially above the inflation rate. A moderate investor is somewhat concerned with short-term losses and would shift to a more conservative option in the event of significant short-term losses. The safeties of investment and return are of equal importance to the moderate investor.

  Moderate Aggressive – Designed for investors with a high tolerance for risk and a longer time horizon. This investor has little need for current income and seeks above- average growth from his/her investable assets. The main objective of this range is capital appreciation, and these investors should be able to tolerate moderate fluctuation in their portfolio values.

  Aggressive – The aggressive portfolio is constructed with the goal of maximizing long-term expected returns rather than to minimize possible short-term losses. The aggressive investor values high returns relatively more than safety and can tolerate both large and frequent fluctuations in portfolio value in exchange for a potentially higher return.

At any time, You can reallocate Your policy fund and premium payments from one of these models to another but You can only invest in one model at any time.

Option 3 –You can choose to allocate 25% of Your policy fund and premium payments to the General Account and the remaining 75% to either Option 1 or Option 2, but not part to Option 1 and part to Option 2.

For example, You can choose to invest 75% of Your policy fund and premium payments to the Fidelity VIP Freedom 2025 portfolio available under Option 1 and the remaining 25% in the General Account; or

You can choose to invest 75% of Your policy fund and premium payments to the Conservative Asset Allocation Model available under Option 2 and the remaining 25% in the General Account .

However, You cannot choose to invest 25% of Your policy fund and premium payments in the Conservative Asset Allocation Model, 50% in the Fidelity VIP Freedom 2025 portfolio and 25% in the General Account.

All Investment Options

You can elect Dollar Cost Averaging (DCA) for 12 months or less. If You choose DCA for 12 months or less, You can have more than 25% of Your premium allocated to the General Account while the DCA program is in effect.

Regardless of which investment option You choose, You must elect automatic portfolio rebalancing on a quarterly basis to keep this rider in effect.

These investment options are intended to minimize risk to Us. If You are seeking a more aggressive investment strategy, the Premium Guarantee Rider may not be right for You. You should consult with Your investment adviser or registered representative to determine if these investment options are suitable for Your financial needs and risk tolerance.

After issue, You can move between these three investment options at any time.

Example: You can move from Option 1 to Option 2 by transferring 100% of Your policy fund and premium payment allocations to one of the available asset allocation models.

If at any time You do request a transfer of funds or a premium allocation change outside of the three investment options described above or You discontinue quarterly portfolio rebalancing, the rider will terminate.

Allocation of Policy Charges

If You select investment Option 1 or Option 2, policy charges will be deducted in the same percentages as Your premium allocations.

If You select investment Option 3, You can choose between two options available for allocating the deduction of policy charges:

		a.	Policy charges can be deducted in the same percentages
as Your premium allocations.

or

		b.	Policy charges can be deducted from the General Account.

If at any time You elect a deduction allocation other than the options noted above, the rider will terminate.

Termination
The Premium Guarantee Rider will terminate on the earliest of:

1.	The expiration date shown on the Schedule of Policy
Benefits page.
2.	The monthly anniversary on which the premium guarantee account less the policy debt has been less than zero for twenty-four consecutive months and the Policy is no longer within the no lapse guarantee period shown on the Schedule of
Policy Benefits page.
3.	A fund transfer or allocation change is made outside of the available investment options required under this rider:
	a.	You have elected to transfer Your policy fund and/or change Your premium allocation outside of the investment options allowed under this rider; or
	b.	You have elected to discontinue quarterly portfolio rebalancing; or
	c.	You have elected a policy charges deduction allocation outside of the options allowed under this rider.
4.	The date You have elected the protected death benefit under the Protected Flexibility
Rider.
5.	The monthly anniversary following Your written request to terminate this rider.
6.	Policy termination or maturity.

If the Premium Guarantee Rider terminates, it cannot be reinstated and charges previously deducted for the rider will not be refunded.

Additional Benefits

You may include additional benefits in Your policy. With some restrictions noted in the descriptions below, certain benefits result in an additional monthly deduction from Your policy fund. We do not limit the number of additional benefits You include with Your policy. You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so.

The following briefly summarizes the additional benefits that are currently available:

1.	Accelerated Benefit Rider – Chronic Illness: This rider is automatically included on all newly issued policies. This benefit provides You with the ability to accelerate a portion of
Your policy’s death benefit as an accelerated death benefit. The actual payment made is called the accelerated benefit payment. We do not charge a fee for this rider prior to the time of the accelerated benefit payment.

You can choose to accelerate a portion of Your policy’s death benefit under this rider if the Insured person is “Chronically Ill” as defined in the rider. Generally, “Chronically Ill”
means that a Physician, as defined in the rider, has certified within the last 12 months that the insured (a) is permanently unable to perform, for at least 90 consecutive days, at least two out of six “Activities of Daily Living,” which are Bathing, Continence, Dressing,
Eating, Toileting, and Transferring or (b) has severe cognitive impairment (each as defined in the rider). Please refer to the actual rider for our right to require a second opinion from another Physician.

The tax consequences associated with receiving an accelerated benefit payment under the
Accelerated Benefit Rider – Chronic Illness are unclear. It is possible that such distributions may be treated as taxable withdrawals. Moreover, the tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are also unclear. You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.
The accelerated benefit payment will be equal to the
following:

1)	The accelerated death benefit, less
2)	An amount for future interest and also expected mortality, less
3)	Any debt repayment amount, less
4)	An administrative fee if we so choose (this fee may not exceed $200)

On the date that We make an accelerated benefit payment, We will reduce the death benefit of Your policy by the amount of the accelerated death benefit. This will occur on each payment date if You choose to receive periodic payments under the accelerated death benefits for Chronic Illness.

The face amount, any policy fund and any policy debt will be reduced by the ratio of 1. divided by 2., where 1. and 2. are as described below

1.	Accelerated death benefit on the election date.
2.	death benefit immediately prior to the election date.

You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum accelerated death benefit is 24% of the eligible death benefit (which is the death benefit of the policy plus the sum of any additional death benefits on the life of the
Insured person provided by any eligible riders) at each election or $240,000, whichever is less. This amount may be smaller for a final election. An election is valid for 12 months and only one election can be made in that 12 month period.

Your ability to accelerate a portion of the death benefit is subject to the terms and conditions of the rider itself.

2.	Accelerated Benefit Rider – Terminal Illness: This rider is automatically included on all newly issued policies. This benefit provides You with the ability to accelerate a portion of
Your policy’s death benefit as an accelerated death benefit. The actual payment made is called the accelerated benefit payment. We do not charge a fee for this rider prior to the time of the accelerated benefit payment.

You can choose to accelerate a portion of Your policy’s death benefit under this rider if the Insured person has a terminal illness (terminal illness is defined as a condition in which a Physician, as defined in the rider, has certified that the insured’s life expectancy is 24 months or less - but this may be defined by a longer period of time if required by state law).
Please refer to the actual rider form for our rights to require a second opinion from another
Physician.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the Accelerated
Benefit – Terminal Illness , should be fully excludable from the gross income of the recipient, as long as the recipient is the Insured person under the policy (except in certain business contexts) and the insured person’s life expectancy is 24 months or less, as certified by a licensed physician. You should consult a tax advisor if such an exception should apply. The tax consequences associated with reducing the death benefit after We pay an accelerated benefit are unclear, however. You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider. The accelerated benefit payment will be equal to the following:

1)	The accelerated death benefit, less
2)	An amount for future interest, less
3)	Any debt repayment amount, less
4)	An administrative fee (this fee may not exceed $200)

On the day We make the accelerated benefit payment, We will reduce the death benefit of Your Policy by the amount of the accelerated death benefit.

The face amount, any policy fund and any policy debt will be reduced by the ratio of 1. divided by 2., where 1. and 2. are as described below

1. accelerated death benefit on the election date.
2. death benefit immediately prior to the election date:

You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum accelerated death benefit is 50% of the eligible death benefit (which is the death benefit of the policy) or $500,000, whichever is less.

Your ability to accelerate a portion of the death benefit is subject to the terms and conditions of the rider itself.

3.	Accidental Death Benefit Rider: This rider can be selected at the time of application or added to an inforce policy. Under this rider, We will pay an additional benefit if the
Insured person dies from a physical injury that results from an accident, provided the
Insured person dies before the policy anniversary that is within a half year of his or her
70th birthday. We charge a fee for this rider on the rider policy date and on each monthly anniversary thereafter.

4.	Children’s Insurance Rider 2: This rider can be selected at the time of application or added to an inforce policy. Coverage under this rider provides term life insurance on the lives of the Insured person’s children. This includes natural children, stepchildren and legally adopted children, between the ages of 15 days and 18 years. They are covered until the Insured person reaches age 65 or the child reaches age 23, whichever is earlier.
We charge a fee for this rider on the rider policy date and on each monthly anniversary thereafter.

The Children’s Insurance Rider 2 provides term insurance. Term insurance, unlike base coverage, does not provide a cash value or an opportunity for the death benefit to grow.
However, the cost of term insurance may be lower than the cost of base coverage.

5.	Flexible Disability Benefit Rider 2: This rider must be selected at the time of application and is only available if you have selected the Waiver of Charges Rider.
Under this rider, We pay a set amount into Your policy fund each month if the
Insured person is disabled (the amount is on Your Schedule of Policy Benefits). The benefit is payable when the Insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the policy anniversary following the Insured person’s 60th birthday. The benefit will continue for as long as the disability lasts or until the Insured person reaches age 65, whichever is earlier.
If the amount of the benefit paid into the policy fund is more than the premium amount permitted under the income tax code, the monthly benefit will be paid to the Insured.

The maximum monthly benefit that can be purchased is the smaller of $500 or the
Guideline Level Annual Premium under death benefit option 1 divided by 12. For example, if your Guideline Level Annual Premium under Option 1 is $3,000, the maximum monthly benefit you can elect is $250.00 (since $3,000/12 = $250 and $250 is smaller than $500).

We charge a fee for this rider on the rider policy date and on each monthly anniversary thereafter until the policy anniversary on which the Insured reaches attained age 60.

6.	Guaranteed Insurability Rider: This rider must be selected at the time of application.
This benefit provides for additional amounts of insurance without further evidence of insurability. We charge a fee for this rider on the rider policy date and on each monthly anniversary thereafter.

7.	Protected Flexibility Rider: This rider is automatically included on all newly issued policies and We do not charge You a fee for the benefit. This rider has two separate features. One is a protected death benefit, and the other is an overloan protection benefit.

Protected Death Benefit. This feature guarantees that Your policy will remain in effect and the death benefit, less any policy debt, at the insured’s death, will be equal to the protected death benefit amount, provided the following conditions are met:

	1.	You have elected the protected death benefit;
	2.	You do not take loans or withdrawals that exceed the protected death benefit distributable fund; and
	3.	You have not elected the overloan protection benefit (see below).

As long as the above conditions are met, this guarantee applies even if the net cash surrender value is insufficient to pay the monthly deductions under your policy. This rider does not guarantee that other riders and supplemental benefits that are attached to the policy will remain in effect. If Your policy has a Premium
Guarantee Rider attached to it, such rider will be terminated upon the election of the protected death benefit. If the protected death benefit distributable fund becomes less than zero, We will make the following changes to Your policy and send You written notice to Your last known address to inform You of these changes.

	1.	We will terminate any riders or supplemental benefits that deduct rider charges or other fees from the policy fund.
	2.	We will reduce the face amount to equal the protected death benefit amount.

The initial protected death benefit fund is based upon the protected death benefit amount that You choose, and the age, sex and premium class of the insured. The protected death benefit fund is used to determine if the protected death benefit is in effect, and it dictates the amount of Your policy fund that is required to be allocated to the General Account.
This fund will remain positive as long as You do not take loans or withdrawals in excess of the protected death benefit distributable fund. The protected death benefit fund is not an addition to Your policy fund, cash surrender value or any other fund described in
Your policy. It is a reference value to determine whether Your Policy stays in force.

The protected death benefit fund at any time thereafter is equal to the accumulation at the protected death benefit interest rate of:

	1.	the protected death benefit fund on the preceding monthly anniversary; minus
	2.	any protected death benefit cost of insurance at the beginning of the current policy month; minus
	3.	the protected death benefit expense charge at the beginning of the month; minus
	4.	any withdrawals of the policy fund in excess of the protected death benefit distributable fund.

The maximum protected death benefit amount is determined by the net cash surrender value at the time of election. The maximum protected death benefit amount will be less than or equal to Your face amount of insurance at the time you exercise your right to the protected death benefit. The minimum protected death benefit amount is $25,000.
The protected death benefit withdrawal amount is equal to the protected death benefit distributable fund, less the policy debt.

If a withdrawal does not exceed the protected death benefit withdrawal amount, it is not deducted from the protected death benefit fund. If a withdrawal is in excess of the protected death benefit withdrawal amount, the amount of the withdrawal in excess of the protected death benefit withdrawal amount will be deducted from the protected death benefit fund. On any date a withdrawal is taken from the protected death benefit fund, the protected death benefit amount will be reduced by:

1.	The protected death benefit amount in effect at the end of the previous day; times
2.	the amount withdrawn from the protected death benefit fund; divided by
3.	the protected death benefit fund on the date of the withdrawal before deducting the amount of the withdrawal.

If You take a policy loan that causes Your policy debt to exceed the protected death benefit distribution fund, the rider will terminate. Once the rider terminates, it cannot be reinstated.

You may make a loan repayment at anytime during the protected death benefit period.
Loan repayments during this period will be allocated to the General Account. Interest charged on policy debt will continue to accrue during the protected death benefit period.

In some circumstances, electing the protected death benefit may cause Your policy to become a modified endowment contract as defined by Section 7702 of the Internal
Revenue Code. You should consult with and rely upon your tax advisor prior to making policy changes, taking loans or withdrawals.

Overloan Protection Benefit – We guarantee that during the overloan protection period, your policy will remain in effect until the insured’s death provided the policy is not terminated due to surrender, and You do not take loans or withdrawals during the overloan protection period.

The overloan protection benefit is available provided the following conditions are met:

1.	the policy has been in effect for at least 15 policy years;
2.	the insured’s attained age is at least age 65;
3.	You have made withdrawals of all your premium; and
4.	policy debt does not exceed the overloan election amount.

The overloan election amount is defined as 89% of the policy fund for attained ages that are greater than or equal to age 65 but less than or equal to age 74; or 93% of the policy fund for attained ages that are greater than or equal to age 75.

The entire amount of Your policy fund must be allocated to the General Account on and after the overloan protection effective date. If you have any portion of the policy fund in other accounts on the overloan protection effective date, we will transfer it to the General
Account on that date.

On and after the overloan protection effective date, the following changes may occur:
	1.	if the death benefit is option 2, it will be changed to death benefit option 1, and the death benefit will be subject to the minimum death benefit provisions below;
	2.	if the policy debt does not exceed the face amount as of the of overloan protection effective date, the face amount will be decreased to equal the policy fund as of the overloan protection effective date; and
	3.	all other rider’s will terminate.

The overloan protection period ends on the earlier of:
	1.	the insured’s death; or
	2.	surrender of the policy; or
	3.	the date any loans or withdrawals are taken.

During the overloan protection period:
	1.	We guarantee your policy will remain in effect until the insured’s death, provided the policy is not terminated due to surrender, and no loans or withdrawals are taken after the overloan protection effective date;
	2.	the excess policy debt provision in the policy will be suspended; or
	3.	all monthly deductions will be taken from the General Account.

	4.	We will not allow any:
		1.	Premium payments; or
		2.	Transfers to the separate accounts; or
		3.	Face amount changes; or
		4.	Death benefit option changes.

	5.	The protected death benefit for this rider will terminate and no longer be available.

Loan repayments can be made at anytime during the overloan protection period. All loan repayments during this time will be allocated to the General Account. Interest charged on policy debt will continue to accrue during the overloan protection period.

8.	Waiver of Charges Rider: This rider can be selected at the time of application or added to an inforce policy with proof of insurability. With this benefit, We waive monthly deductions from the policy fund during the total disability of the Insured, if the Insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the policy anniversary following the Insured person’s 60th birthday, then We will waive monthly deductions from the policy fund for as long as the disability continues. We charge a fee for this rider on the rider policy date and on each monthly anniversary thereafter.

SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions

The “Separate Account” is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies.

The Separate Account meets the definition of a “Separate Account” under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National’s other assets. Midland National is obligated to pay all amounts guaranteed under the policy.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. If the Premium Guarantee Rider is not part of Your policy, You may allocate part or all of Your net premiums in up to fifteen of the sixty-one investment divisions currently available in Our Separate Account at any one time. However, if the Premium Guarantee Rider is part of your policy, then you must invest only in accordance with one of the three investment options described above for that rider, or the rider will terminate.

The Funds

Each of the portfolios available under the policy is a “series” of its investment company. There are sixty-one investment divisions.

The funds’ shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations appear in their prospectuses, which accompany this prospectus.

The funds, their managers, or affiliates thereof, may make payments to Midland National and/or its affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets and/or from “Rule 12b-1” fees deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial, may vary between funds and portfolios, and generally are based on a percentage of the assets in the funds that are attributable to the Policies and other variable insurance products issued by Midland National. These percentages currently range up to 0.25% annually. Midland National may use these payments for any corporate purpose, including payment of expenses that Midland National and/or its affiliates incur in promoting, marketing, and administering the Policies, and, in its role as an intermediary, the funds. Midland National and its affiliates may profit from these payments.

Investment Policies Of The Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio’s objectives and policies affect its returns and risks. Each investment division’s performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

Portfolio	Investment Objective
AIM Variable Insurance Funds
AIM V.I. Financial Services Fund – Series I	Seeks capital growth. The fund normally invests at
Shares	least 80% of its assets in equity securities of issuers
engaged primarily in the financial services-related
industries.
AIM V.I. Global Health Care Fund – Series	The funds investment objective is capital growth. The
I Shares	Fund normally invests at least 80% of itsassets in equity
securities of health care industry companies.
AIM V.I. International Growth Fund –	The fund's investment objective is long-term growth of
Series I Shares	capital. The fund seeks to meet its objective by
investing in a diversified portfolio of international
equity securities.
Alger American Fund
Alger American Capital Appreciation	Seeks long-term capital appreciation.
Portfolio
Alger American LargeCap Growth Portfolio	Seeks long-term capital appreciation.
Alger American MidCap Growth Portfolio	Seeks long-term capital appreciation.
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation	Seeks capital growth.
Fund

American Century VP International Fund	Seeks capital growth.

American Century VP Value Fund	Seeks long-term capital growth. I ncome is a
secondary objective.
Fidelity® Variable Insurance Products
VIP Asset ManagerSM Portfolio	Seeks to obtain high total return with reduced risk over
the long term by allocating its assets among stocks,
bonds, and short-term instruments.
VIP Asset Manager: Growth® Portfolio	Seeks to maximize total return by allocating its assets
among stocks, bonds, short-term instruments, and other
investments.
VIP Balanced Portfolio	Seeks income and capital growth consistent with reasonable risk.

VIP Contrafund® Portfolio	Seeks long-term capital appreciation.
VIP Equity-Income Portfolio	Seeks reasonable income. Will also consider the
potential for capital appreciation. The fund’s goal is to
achieve a yield which exceeds the composite yield on
the securities comprising the Standard & Poor’s 500sm
Index of 500 (S&P 500®).
VIP Freedom 2010 Portfolio	Seeks high total return with a secondary objective of
principal preservation as the fund approaches its target
date and beyond.
VIP Freedom 2015 Portfolio	Seeks high total return with a secondary objective of
principal preservation as the fund approaches its target
date and beyond.
VIP Freedom 2020 Portfolio	Seeks high total return with a secondary objective of
principal preservation as the fund approaches its target
date and beyond.
VIP Freedom 2025 Portfolio	Seeks high total return with a secondary objective of
principal preservation as the fund approaches its target
date and beyond.
VIP Freedom 2030 Portfolio	Seeks high total return with a secondary objective of
principal preservation as the fund approaches its target
date and beyond.
VIP Freedom Income Portfolio	Seeks high total return with a secondary objective of
principal preservation.
VIP Growth & Income Portfolio	Seeks high total return through a combination of current
income and capital appreciation.
VIP Growth Opportunities Portfolio	Seeks to provide capital growth.
VIP Growth Portfolio	Seeks capital appreciation.
VIP High Income Portfolio	Seeks a high level of current income, while also
considering growth of capital.
VIP Index 500 Portfolio	Seeks to provide investment results that correspond to
the total return of common stocks publicly traded in the
United States represented by the S&P 500.
VIP Investment Grade Bond Portfolio	Seeks as high a level of current income as is consistent
with the preservation of capital.
VIP Mid Cap Portfolio	Seeks long-term growth of capital.
VIP Money Market Portfolio*	Seeks as high a level of current income as is consistent
with preservation of capital and liquidity.

VIP Overseas Portfolio	Seeks long-term growth of capital.

Goldman Sachs Variable Insurance Trust
Goldman Sachs VIT Growth and Income	Seeks long-term growth of capital and growth of
income.
Goldman Sachs Structured Small Cap	Seeks long-term growth of capital.
Equity Fund
Lord Abbett Series Fund, Inc.
Lord Abbett America’s Value Portfolio	Seeks current income and capital appreciation.
Lord Abbett Growth and Income Portfolio	Seeks long-term growth of capital and income without
excessive fluctuation in market value.
Lord Abbett International Portfolio	Seeks long-term capital appreciation.
Lord Abbett Mid-Cap Value Portfolio	Seeks capital appreciation through investments,
primarily in equity securities which are believed to be
undervalued in the marketplace.
MFS ® Variable Insurance Trusts
MFS ® VIT Growth Series	Seeks capital appreciation. The fund’s objective may be
changed without shareholder approval.
MFS ® VIT New Discovery Series	Seeks capital appreciation. The fund’s objective may
be changed without shareholder approval.
MFS ® VIT Research Series	Seeks capital appreciation. The fund’s objective
may be changed without shareholder approval.
MFS ® VIT Total Return Series	Seeks total return. The fund’s objective may be
changed without shareholder approval.
MFS ® VIT Utilities Series	Seeks total return. The fund’s objective may be
changed without shareholder approval.
Neuberger Berman
Neuberger Berman AMT Regency Portfolio	Seeks growth of capital.
PIMCO Variable Insurance Trust
PIMCO VIT High Yield Portfolio	Seeks maximum total return, consistent with
preservation of capital and prudent investment
management.
PIMCO VIT Real Return Portfolio	Seeks maximum real return, consistent with
preservation of real capital and prudent investment
management.
PIMCO VIT Small Cap StocksPLUS ® TR	Seeks total return, which exceeds that of the Russell
Portfolio	2000 ® Index.

PIMCO VIT Total Return Portfolio	Seeks maximum total return, consistent with
preservation of capital and prudent investment
management.

Premier VIT
Premier VIT NACM Small Cap Portfolio	The Small Cap Portfolio invests at least 80% of its net
(Formerly Premier VIT OpCap Small Cap	assets, plus the amount of any borrowings for
Portfolio)	investment purposes, in stocks from a universe of
companies with small market capitalization and listed
on U.S. exchanges, generally corresponding to the
capitalization range of the Russell 2000 Index as
measured at the time of purchase (i.e., a market
capitalization of between approximately $138 million
and approximately $1.98 billion as of January 31,
2009).

ProFunds VP
ProFund VP Japan	Seeks daily investment results, before fees and
expenses, that correspond to the daily performance of
the Nikkei 225 Stock Average.
ProFund VP Oil & Gas	Seeks daily investment results, before fees and
expenses, that correspond to the daily performance of
the Dow Jones U.S. Oil & Gas Index.
ProFund VP Small-Cap Value	Seeks daily investment results, before fees and
expenses, that correspond to the daily performance of
the S&P SmallCap 600/Citigroup Value Index.
ProFund VP Ultra Mid-Cap	Seeks daily investment results, before fees and
expenses, that correspond to twice (200%) the daily
performance of the S&P MidCap 400 Index.

Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets Fund	Seeks long-term capital appreciation by investing
primarily in “hard asset” securities. Income is a
secondary consideration. Hard assets consist of precious
metals, natural resources, real estate and commodities.
Van Eck Worldwide Real Estate Fund	Seeks to maximize return by investing in equity
securities of domestic and foreign companies that own
significant real estate assets or that principally are
engaged in the real estate industry.

Vanguard Variable Insurance Funds

Vanguard ® VIF Balanced Portfolio	Seeks to provide long-term capital appreciation and
reasonable current income.

Vanguard ® VIF High Yield Bond Portfolio	Seeks to provide high level of current income.

Vanguard ® VIF International Portfolio	Seeks to provide long-term capital appreciation.

Vanguard ® VIF Mid-Cap Index Portfolio	Seeks to track the performance of a benchmark index
that measures the investment return of mid-
capitalization stocks.

Vanguard ® VIF REIT Index Portfolio	Seeks to provide a high level of income and moderate
long-term capital appreciation by tracking the
performance of a benchmark index that measures the
performance of publicly traded equity REITs.

Vanguard ® VIF Short-Term Investment-	Seeks to provide current income with limited price
Grade Portfolio	volatility.

Vanguard ® VIF Small Company Growth	Seeks to provide long-term capital appreciation.
Portfolio

Vanguard ® VIF Total Bond Market Index	Seeks to track the performance of a broad, market-
Portfolio	weighted bond index.

Vanguard ® VIF Total Stock Market Index	Seeks to track the performance of a benchmark index
Portfolio	that measures the investment return of the overall stock
market.

*During extended periods of low interest rates, the yields of the money market investment division may become extremely low and possibly negative.

Allianz Global Investors Fund Management LLC. manages the Premier VIT NACM Small Cap Portfolio and Nicholas-Applegate Capital Management LLC (“NACM”) serves as the sub-adviser to the portfolio. Invesco Aim Advisors, Inc. manages and Invesco Trimark Ltd.; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited are sub-advisers to the AIM Variable Insurance Funds. Fred Alger Management, Inc. manages the Alger American Fund. American Century Investment Management, Inc. manages the American Century VP Portfolios. Fidelity Management & Research Company manages the VIP Portfolios. Goldman Sachs Asset Management, L.P. serves as an investment adviser to the Goldman Sachs Variable Insurance Trust Funds. Lord, Abbett & Co. manages the Lord Abbett Series Fund, Inc. MFS® Investment Management manages the MFS® Variable Insurance TrustSM. Neuberger Berman Management LLC manages the AMT Portfolios.

Pacific Investment Management Company LLC manages the PIMCO Variable Insurance Trust. ProFund Advisors, LLC manages the ProFunds VP. Van Eck Associates Corporation manages the Van Eck Worldwide Insurance Trust. The Vanguard Group, Inc. manages the Vanguard Variable Insurance Fund.

The fund portfolios available under these policies are not available for purchase directly by the general public. In addition, the fund portfolios are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of any of the funds’ portfolios that are available under the policies may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment adviser or manager and the same investment objectives and policies and a very similar or nearly identical name.

The fund portfolios offered through the policy are selected by Midland National based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor that We consider during the selection process is whether the fund or one of its service providers (e.g., the investment adviser) will make payments to Us, and the amount of any such payments. We may use such payments for any corporate purpose, including payment of expenses that We incur in promoting, marketing, and administering the policies, and, in Our role as an intermediary, the funds. We may profit from these payments.

You are responsible for choosing the fund portfolios, and the amounts allocated to each, that are appropriate for Your own individual circumstances and Your investment goals, financial situation, and risk tolerance. Since investment risk is borne by You, decisions regarding investment allocations should be carefully considered.

In making Your investment selections, We encourage You to thoroughly investigate all of the information regarding the fund portfolios that is available to You, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. You should monitor and periodically re-evaluate Your allocations to determine if they are still appropriate.

If You use a third party registered investment adviser in connection with allocations among the investment divisions, You can request that We take a loan from Your policy to pay the advisory fees provided We have received documentation from You and Your adviser. This does not constitute Us providing investment advice. Before taking a policy loan, You should consult a tax advisor to consider the tax consequences of a loan on Your life insurance policy. See “Tax Effects” on page 68 .

You bear the risk of any decline in the policy fund of Your policy resulting from the performance of the portfolios You have chosen.

Midland National does not provide investment advice and does not recommend or endorse any particular fund or portfolio.

You should carefully consider the investment objectives, risks, and charges and expenses of the portfolios before investing. The portfolios' prospectuses contain this and other information and should be read carefully before investing. You can receive a current copy of a prospectus for each of the portfolios by contacting Your registered representative and by contacting Us at:

Midland National Life Insurance Company
One Sammons Plaza
Sioux Falls, SD 57193
Phone: (800) 272-1642
Fax: (605) 373-3621

Effects of Market Timing

Frequent, large, programmed, or short-term transfer among the investment divisions or between the investment divisions and the General Account (“harmful trading”) can cause risks with adverse effects for other policy owners (and beneficiaries and portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in an investment division if transfers into the division are made at unit values that are priced below the true value or transfers out of the investment division are made at unit values priced higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

The ProFunds portfolios are designed for, and affirmatively permit, frequent and short term trading. Therefore, they may be more susceptible to these harmful effects than other portfolios. These portfolios might not be appropriate for long-term investors.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among investment divisions or sub-accounts of variable policies issued by other insurance companies or among investment options available to retirement plan participants.

Charges In The Funds

The funds charge for managing investments and providing services. Each portfolio’s charges vary.

The Fidelity VIP portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company’s mutual funds. In addition, each of these portfolios’ total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity VIP portfolios are based on the Initial Class. See the Fidelity VIP portfolio prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The funds, with the exception of Fidelity VIP, have annual management fees that are based on the monthly average of the net assets in each of the portfolios.

The funds may also impose redemption fees, which We would deduct from Your policy fund. See each portfolio company’s prospectus for details.

USING YOUR POLICY FUND

The Policy Fund

Your policy fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a policy loan). Your policy fund reflects various charges. See “DEDUCTIONS AND CHARGES” on page 63 . Monthly deductions are made on the policy date and on the first day of each policy month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge and the first monthly deduction (and any per premium expenses) as described in the “Deductions From Your Premiums” section on page 63 . The balance of the premium is Your beginning policy fund.

Your policy fund reflects:

  the amount and frequency of premium payments,

  deductions for the cost of insurance, additional benefits and other charges,

  the investment performance of Your chosen investment divisions,

  interest earned on amounts allocated to the General Account,

  the impact of loans, and

  the impact of partial withdrawals.

We guarantee amounts allocated to the General Account. This guarantee is subject to Our financial strength and claims-paying ability. There is no guaranteed minimum policy fund for amounts allocated to the investment divisions of Our Separate Account. An investment division’s performance will cause Your policy fund to go up or down. You bear that investment risk.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate net premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals, when You transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division’s accumulation unit value at the end of that day if it is a business day, otherwise the next business day’s value is used. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value

We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio’s realized and unrealized capital gains and losses, the funds’ expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are policy transactions in Our Separate Account associated with these policies. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

  We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.

  We add any dividends or capital gains distributions paid by the portfolio that day.

  We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any policy transactions on that day).

  We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Policy Fund Transactions

The transactions described below may have different effects on Your policy fund, death benefit, face amount or cost of insurance deductions. You should consider the net effects before making any policy fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your policy fund allocated to more than 15 investment divisions.

We cannot process Your requests for transactions relating to Your policy fund until We have received them in good order at Our Executive Office. “Good order” means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable, Your completed application, the policy number, the transaction amount (in dollars), the full names of and allocations to and/or from the investment divisions affected by the requested transaction, the signatures of all policy owners, exactly as registered on the policy, social security number or taxpayer I.D., and any other information or supporting documentation that we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by Us to effect the purchase. We may, in Our sole discretion, determine whether any particular transaction request is in good order, and We reserve the right to change or waive any good order requirements at any time.

Transfers Of Policy Fund

You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of policy fund, write to Our Executive Office at the address shown on page one of this prospectus. You may also call-in Your requests to Our Executive Office toll-free at (800) 272-1642 or fax Your requests to Our Executive Office at (605) 373-8557. Any requests sent to another number may not be considered received in Our Executive Office. Currently, You may make an unlimited number of free transfers of policy fund in each policy year (subject to the “Transfer Limitations” below). However, We reserve the right to assess a $25 charge for each transfer after the 12th in a policy year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners. If We charge You for making a transfer, then We will allocate the charge as described under “Deductions and Charges “How Policy Fund Charges Are Allocated” on page 66 . Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.

If the Premium Guarantee Rider is part of your policy, then a transfer that is inconsistent with the investment options specified for that rider could result in termination of that rider.

The total amount that can be transferred from the General Account to the Separate Account, in any policy year, cannot exceed the larger of:

1.	25% of the unloaned amount in the General Account at the beginning of the policy year, or
2.	$25,000 (We reserve the right to decrease this to $1,000.)

These limits do not apply to transfers made in a Dollar Cost Averaging program or Portfolio Rebalancing program that extends over a time period of 12 or more months.

Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the minimum transfer amount.

Transfer Limitations

Frequent, large, programmed or short-term transfers among investment divisions, such as those associated with “market timing” transactions, can adversely affect the portfolios and the returns achieved by policy owners. In particular, such transfers may dilute the value of the portfolios’ shares, interfere with the efficient management of the portfolios’ investments, and increase brokerage and administrative costs of the portfolios. In order to try to protect Our policy owners and the portfolios from potentially harmful trading activity, We have implemented certain market timing policies and procedures (the “market timing procedures”). Our market timing procedures are designed to detect and prevent frequent or short-term transfer activity among the investment divisions of the Separate Account that may adversely affect other policy owners or portfolio shareholders.

More specifically, currently Our market timing procedures are intended to detect potentially harmful trading or transfer activity by monitoring for any two interfund transfer requests on a policy within a five business day period, in which the requests are moving to and from identical subaccounts (for example, a transfer from MFS VIT New Discovery Series to Fidelity VIP Money Market portfolio, followed by a transfer from Money Market back to New Discovery within five business days).

We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters. When We identify a second trade within five days of the first, We will review those transfers (and other transfers in the same policy) to determine if, in Our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful. We will honor and process the second transfer request, but if We believe that the activity is potentially harmful, We will suspend that policy’s transfer privileges and We will not accept another transfer request for 14 business days. We will attempt to inform the policy owner (or registered representative) by telephone that their transfers have been deemed potentially harmful to others and that their transfer privilege is suspended for 14 days. If We do not succeed in reaching the policy owner or registered representative by phone, We will send a letter by first class mail to the policy owner’s address of record.

We apply Our market timing procedures to all of the investment divisions available under the policy, including those investment divisions that invest in portfolios that affirmatively permit frequent and short-term trading (such as the ProFunds portfolios). However, We offer other variable products that do not apply market-timing procedures with respect to those portfolios (that is, frequent or short-term trading is permitted). In addition, other insurance companies offer variable life insurance and annuity contracts that may permit short-term and frequent trading in those portfolios. Therefore, if You allocate premiums or your policy fund to investment divisions that invest in the ProFunds portfolios, You may indirectly bear the effects of market timing or other frequent trading. These portfolios might not be appropriate for long-term investors.

In addition to Our own market timing procedures, managers of the investment portfolios might contact Us if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, We will take appropriate action to protect others. In particular, We may, and We reserve the right to, reverse a potentially harmful transfer. If so, We will inform the policy owner and/or registered representative. The policy owner will bear any investment loss involved in a reversal.

To the extent permitted by applicable law, We reserve the right to delay or reject a transfer request at any time that We are unable to purchase or redeem shares of any of the portfolios available through Separate Account A, because of any refusal or restriction on purchases or redemptions of their shares on the part of the managers of the investment portfolios as a result of their own policies and procedures on market timing activities or other potentially abusive transfers. If this occurs, We will attempt to contact You by telephone for further instructions. If We are unable to contact You within 5 business days after We have been advised that Your transfer request has been refused or delayed by the investment portfolio manager, the amount intended for transfer will be retained in or returned to the originating investment division.

You should be aware that, as required by SEC regulation, We have entered into a written agreement with each underlying fund or principal underwriter that obligates Us to provide the fund, upon written request, with information about You and Your trading activities in the investment divisions investing in the fund’s portfolios. In addition, We are obligated to execute instructions from the funds that may require Us to restrict or prohibit Your investment in a specific investment division investing in a fund portfolio if the corresponding fund identifies You as violating the frequent trading policies that the fund has established for that portfolio. You should read the prospectuses of the portfolios for more details on their ability to refuse of restrict purchases or transfers of their shares.

If We receive a premium payment from You with instructions to allocate it into a portfolio of a fund that has directed Us to restrict or prohibit Your trades into the investment division investing in the same portfolio, then We will request new allocation instructions from You. If You request a transfer into an investment division investing in a portfolio of a fund that has directed Us to restrict or prohibit Your trades, then We will not effect the transfer.

In Our sole discretion, We may revise Our market timing procedures at any time without prior notice as We deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other policy owners or portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We may change Our parameters to monitor for a different number of transfers with different time periods, and We may include other factors, such as the size of transfers made by policy owners within given periods of time, as well as the number of “round trip” transfers into and out of particular investment divisions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, We may aggregate transfers made in two or more policies that We believe are connected (for example, two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

We do not include transfers made pursuant to the dollar cost averaging program and portfolio rebalancing program in these limitations. We may vary Our market timing procedures from investment division to investment division, and may be more restrictive with regard to certain investment divisions than others. We may not always apply these detection methods to investment divisions investing in portfolios that, in Our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

We reserve the right to place restrictions on the methods of implementing transfers for all policy owners that We believe might otherwise engage in trading activity that is harmful to others. For example, We might only accept transfers by original “wet” policy owner signature conveyed through the U.S. mail (that is, We can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means). We also reserve the right to implement and administer redemption fees imposed by one or more of the portfolios in the future.

Policy owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the policy may also limit Our ability to restrict or deter harmful transfers. Furthermore, the identification of policy owners determined to be engaged in transfer activity that may adversely affect other policy owners or portfolios’ shareholders involves judgments that are inherently subjective. Accordingly, despite Our best efforts, We cannot guarantee that Our market timing procedures will detect every potential market timer. Some market timers may get through our controls undetected and may cause dilution in unit value to others. We apply Our market timing procedures consistently to all policy owners without special arrangement, waiver, or exception. We may vary Our market timing procedures among Our other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. In addition, because other insurance companies and/or retirement plans may invest in the portfolios, We cannot guarantee that the portfolios will not suffer harm from frequent, programmed, large, or short-term transfers among investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total dollar amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form, and send it to Us at Our Executive Office, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is a sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating net premiums, or transferring amounts to the DCA source account. The DCA election will specify:

a.	The DCA source account from which DCA transfers will be made,
b.	That any money received with the form is to be placed into the DCA source account,
c.	The total monthly amount to be transferred to the other investment divisions, and
d.	How that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.

Once DCA is elected, additional net premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any net premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a policy year.

If it is requested when the policy is issued, then DCA will start at the beginning of the 2nd policy month. If it is requested after issue, then DCA will start at the beginning of the 1st policy month which occurs at least 30 days after the request is received.

DCA will last until the value in the DCA source account is exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program. However, transfers made through a DCA program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We reserve the right to charge for each transfer after the 12th one in any policy year.

We reserve the right to end the DCA program by sending You one month’s notice.

Enhanced Dollar Cost Averaging (EDCA)

By current Company practice, if the source account is the General Account, We will pay an effective annual interest rate of 9% on the declining balance in the General Account until the end of the first policy year on monies allocated into the EDCA program during the first four policy months. Neither the EDCA program nor the 9% annual effective rate is guaranteed and both are subject to change without notice. There is no charge for this feature.

Portfolio Rebalancing

The Portfolio Rebalancing Option allows policy owners, who are not participating in a Dollar Cost Averaging program, to have Midland National automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. You can select rebalancing to occur, quarterly, semi-annually or annually. For example, You may wish to specify that 30% of Your policy fund be allocated to the Fidelity VIP Growth investment division, 40% in the Fidelity VIP High Income investment division and 30% in the Fidelity VIP Overseas investment division. Over time, the variations in the investment division’s investment results will shift the percentage allocations of Your policy fund. If You elect this option, then at each policy anniversary, We will transfer amounts needed to “re-balance” the policy fund to the specified percentages selected by You. Rebalancing is not available to amounts in the General Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with a Portfolio Rebalancing Option, You can only allocate Your total policy fund in up to at most 15 investment divisions. Portfolio Rebalancing will remain in effect until We receive Your written termination request. We reserve the right to end the Portfolio Rebalancing Option by sending You one month’s notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing Option.

Midland National does not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

Automatic Distribution Option

You may choose to receive automatic distributions of Your net cash surrender value on a monthly, quarterly, semi-annual, or annual basis at any time by completing the Request for Automatic Distributions form and sending it to Us. This option allows You to receive periodic income from Your policy’s net cash surrender value by simply filling out one form and allowing us to process the necessary loans and partial withdrawals. While this option is available at any time during the life of Your policy, it is best to delay distributions from your life insurance policy for as long as possible. Any distributions that You take from Your policy result in reductions to the policy proceeds payable at the time of the Insured’s death and cash value of the policy. This automatic distribution option is mainly intended for distributions after Your surrender charge period has expired and is often used during retirement years.

When We receive the completed Automatic Distribution form, We will begin processing partial withdrawals on the following monthly anniversary. Such partial withdrawals will be taken from the net cash surrender value in the amount and frequency You selected until We have distributed an amount equal to all premiums paid. Partial withdrawals processed under the automatic distribution option will not be subject to the $25 fee that We normally charge when there is more than one partial withdrawal in a policy year. When the amount distributed equals the amount of all premiums paid, We will begin processing loans in the amount and frequency You selected for as long as the policy’s net cash surrender value will support these loans.

The automatic distributions will continue until You send us a written request to discontinue the distributions or until the policy’s net cash surrender value is insufficient to support additional withdrawals or loans. There is not a separate charge for the automatic distribution option. Any policy loans or partial withdrawals will result in a reduction to the policy proceeds from what would otherwise be payable to Your beneficiary at the Insured’s death and the policy’s policy fund. There may be tax consequences in taking distributions from Your policy. Please consult a tax advisor prior to beginning an automatic distribution program so that You are knowledgeable about the tax impact of any partial withdrawals and policy loans.

Policy Loans

Using only Your policy as security, You may borrow up to 92% of the cash surrender value (the policy fund less the surrender charge) minus any policy debt. If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.

A loan taken from, or secured by, a policy may have federal income tax consequences. See “Tax Effects” on page 68 .

You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under “How Policy Fund Charges Are Allocated” on page 66 . If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your policy fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).

If You use a third party registered investment adviser in connection with allocations among the investment divisions, You can request that We take loans from Your policy to pay the advisory fees provided We have received documentation from You and Your adviser. This does not constitute Us providing investment advice. Before taking a policy loan, You should consult a tax advisor to consider the tax consequences of a loan on Your life insurance policy. See “Tax Effects” on page 68 .

Interest Credited on Policy Loans: The portion of the General Account that is equal to the policy loan will be credited with interest at a rate of 3.0% per year.

Policy Loan Interest Charged: After the 5th policy year, We guarantee that We will offer zero cost loans on the full loan value. The annual interest rate charged on zero cost loans is guaranteed to be 3.0% (which is the same rate We guarantee to credit on zero cost loans). We guarantee this rate unless a higher interest rate is required by the Internal Revenue Service. If the Internal Revenue Service requires a higher policy loan interest rate, We will charge the minimum interest rate allowed. A zero cost loan may have tax consequences. See “Tax Effects” on page 68 .

Currently, the annual interest rate We charge on standard loans is 5.0%. We guarantee that the rate charged on standard loans will not exceed 8% per year.

Interest is due on each policy anniversary or if earlier, on the date of surrender, the date of loan repayment or the date of the Insured’s death. If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your policy fund. This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described above.

Repaying The Loan. You may repay all or part of a policy loan while Your policy is inforce. While You have a policy loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.

The Effects Of A Policy Loan On Your Policy Fund. A loan against Your policy will have a permanent effect on Your policy fund and benefits, even if the loan is repaid. When You borrow on Your policy, We transfer Your loan amount into Our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the 3.0% annual interest We credit on the portion of the General Account securing the loan. A policy loan will reduce the policy's ultimate death benefit and cash value.

Your Policy May Lapse. Your loan may affect the amount of time that Your policy remains inforce. For example, Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your policy fund. If these deductions are more than the net cash surrender value of Your policy, then the policy’s lapse provisions may apply. Since the policy permits loans up to 92% of the cash surrender value (the policy fund less the surrender charge) minus any policy debt, loan repayments or additional premium payments may be required to keep the policy inforce, especially if You borrow the maximum.

Policy loans could also negatively affect whether the Premium Guarantee Rider will prevent Your policy from lapsing.

Withdrawing Money From Your Policy Fund

You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. You may also request a partial withdrawal by faxing Us at Our Executive Office at (605) 335-8557. Any requests sent to another number will not be considered received in Our Executive Office. If You make more than one partial withdrawal in a policy year, We will impose a partial withdrawal charge as explained in the paragraph entitled “Withdrawal Charges” listed below. Partial withdrawals are subject to certain conditions. They must:

  be at least $200;

  in the first policy year, total no more than 50% of the net cash surrender value (the limit is 90% of the net cash surrender value in subsequent policy years);

  allow the death benefit to remain above the minimum for which We would issue the policy at that time; and

  allow the policy to still qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal You want taken from each investment division and Our General Account. If You do not tell Us, then We will make the withdrawal as described in “Deductions and Charges – How Policy Fund Charges Are Allocated” on page 66 .

Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.

Withdrawal Charges. When You make a partial withdrawal more than once in a policy year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from Your policy fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under “Deductions and Charges - How Policy Fund Charges Are Allocated” on page 66 . This charge does not apply to withdrawals under the Automatic Distribution Option.

The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in Your policy fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. However if, the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have elected death benefit option 1, then We will also reduce the face amount of Your policy so that there will be no change in the net amount at risk. We will send You a new Schedule of Policy Benefits to reflect this change. Both the withdrawal and any reductions will be effective as of the business day We receive Your request at Our Executive Office if it is received before 3:00 p.m. Central Time. If we receive Your request at our Executive Office after 3:00 p.m. Central Time, then it will be effective on the following business day.

Depending on individual circumstances, a policy loan might be better than a partial withdrawal if You need temporary cash. A withdrawal may have income tax consequences. See “Tax Effects” on page 68 .

A partial withdrawal could negatively affect whether the Premium Guarantee Rider will prevent Your policy from lapsing.

Surrendering Your Policy

You may surrender Your policy for its net cash surrender value while the Insured person is living. You do this by sending both a written request and the policy to Our Executive Office. If You surrender Your policy or allow it to lapse during the surrender charge period, We will assess a surrender charge. The net cash surrender value equals the cash surrender value (Your policy fund minus any surrender charge) minus any policy debt. The net cash surrender value may be very low, especially during the early policy years. During the first 14 policy years after the date of issue or an increase in face amount, the cash surrender value is the policy fund minus the surrender charge. After 14 years, the cash surrender value equals the policy fund. We will compute the net cash surrender value as of the business day We receive Your request and policy at Our Executive Office. All of Your insurance coverage will end on that date.

Completed surrender requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

A surrender may have income tax consequences. See “Tax Effects” on page 68 .

THE GENERAL ACCOUNT

You may allocate all or some of Your policy fund to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Any amounts in the General Account are subject to Our financial strength and claims-paying ability. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act.

We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

  allocating net premium and loan payments,

  transferring amounts from the investment divisions,

  obtaining any policy loans, or

  earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.0%. We may, at Our sole discretion, credit interest in excess of 3.0%. You assume the risk that interest credited may not exceed 3.0% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declared.

You may request a transfer between the General Account and one or more of the investment divisions, within limits. See “Transfers Of Policy Fund ” on page 53.

The General Account may not be available in all states. Your state of issue will determine if the General Account is available on Your policy. Please check Your policy form to see if the General Account is available on Your policy.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a premium charge, and in some cases a service charge from each premium upon receipt. The rest of each premium (called the net premium) is placed in Your policy fund.

Since this charge is a percentage of paid premiums, the amount of the charge will vary with the amount of premium.

Premium Charge. We deduct a 5.0% premium charge from each premium payment. We currently intend to eliminate this charge after the 15th policy year, but this is not guaranteed. This charge partially reimburses Us for premium taxes We incur, and for the selling and distribution costs of this policy. The percentage We estimate to be paid for premium taxes is an average of what We anticipate owing, and therefore, may exceed that actual rate imposed by Your state. This is a tax to Midland National so You cannot deduct it on Your income tax return.

Our selling and distribution costs include commissions and the costs of preparing sales literature and printing prospectuses. (We also deduct a surrender charge if You surrender Your policy for its net cash surrender value or let Your policy lapse in the first 14 years. See “Surrender Charge” on page 66 .)

Civil Service Allotment Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 (forty-six cents) from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account and General Account

Fees and charges allocated to the General Account and investment divisions reduce the amount in Your policy fund.

Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Monthly Deductions From Your Policy Fund

At the beginning of each policy month (including the policy date), the following five deductions are taken from Your policy fund.

1.	Per Policy Expense Charge: This charge is $8.00 per month in all years. This charge helps to cover our administrative costs such as premium billing and collections.
2.	Per Unit Expense Charge: This charge is currently accessed in policy years 1-10, and we intend to eliminate it in policy years 11+. We reserve the right to charge it in all policy years. The per unit expense charge varies based on the insured’s sex, policy age and premium class and it is printed on the policy specifications page. The per unit expense charge is based on the highest face amount of insurance in effect since the issue date of the policy. This charge helps to cover our sales costs.
3.	Percent of Fund Value Charge – This charge is 0.075% per month of the total Policy
Fund Value on a monthly basis in policy years 1-10, and 0.0042% per month of the total
Policy Fund Value in policy years 11+ (these roughly equate to annual rates of 0.90% and
0.05%, respectively). This charge helps to cover our administrative costs such as communicating with owners.

4.	Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. With the exception of the Accelerated Benefit Riders – Terminal
Illness and Chronic Illness, the charges for any additional benefits You select will be deducted on the policy rider date and each monthly anniversary thereafter. See the “Fee
Table” on page 14 . We may change these charges, but Your policy contains tables showing the guaranteed maximum rates for all of these insurance costs.
5.	Cost of Insurance Deduction: The cost of insurance deduction is Our current monthly cost of insurance rate times the net amount at risk at the beginning of the policy month.
The net amount at risk is the difference between Your death benefit and Your policy fund. If the current death benefit for the month is increased due to the requirements of federal tax law, then Your net amount at risk for the month will also increase. For this purpose, Your policy fund amount is determined before deduction of the cost of insurance deduction, but after all of the other deductions due on that date. The amount of the cost of insurance deduction will vary from month to month with changes in the net amount at risk. This charge is for the cost of insurance. We may profit from this charge.

The cost of insurance rate is based on the sex, attained age, face amount of insurance, and rating class of the Insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place the Insured person that is a standard risk in the following rate classes: preferred plus non-tobacco, preferred non-tobacco, non-tobacco, preferred tobacco and tobacco. The Insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your policy. The maximum charges are based on the charges specified in the 2001 sex-distinct, composite smoker, ALB, Commissioner’s Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, preferred, non-tobacco, standard risk at various ages, with an initial face amount of insurance of $350,000, for the first policy year.

Illustrative Table of Monthly Cost of Insurance Rates (Rounded) per $1,000 of Amount at Risk
Male	Guaranteed	Current
Attained	Maximum	(Male Preferred Non-
		Tobacco)
Age	Rate	Rate
25	0.09	0.03
35	0.10	0.04
45	0.23	0.04
55	0.54	0.07
65	1.48	0.13

For example, for a male preferred non-tobacco, age 35 with a $375,000 face amount death benefit option 1 policy and an initial premium of $1,000, the first monthly deduction (taken on the date the policy is issued) is $49.00. This example assumes the monthly expense charge of $8.00, the current unit per expense charge of $29.06, current percent of policy fund charge of $0.71, and the current cost of insurance deduction of $11.22. The $11.22 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.04) times the amount at risk ($375,000 face less the initial Cash Value of $950.00 which is $1,000 of premium less the $50 for the premium charge). This example assumes that there are no charges for riders or other additional benefits. This charge generally increases as the Insured person gets older. However, this charge is not deducted after the insured person reaches age 100.

The non-tobacco cost of insurance rates are lower than the preferred tobacco cost of insurance rates and the preferred tobacco rates are less than the tobacco rates. To qualify, an Insured must be a standard risk and must meet additional requirements that relate to tobacco habits. The reduced cost of insurance rates depends on such variables as the attained age and sex of the Insured.

The preferred plus non-tobacco cost of insurance rates are lower than the preferred non-tobacco cost of insurance rates, and the preferred non-tobacco rates are lower than the non-tobacco rates. To qualify for the preferred plus and preferred non-tobacco class, the Insured person must be age 20 or over and meet certain underwriting requirements.

If the policy is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly deductions. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of Insured and will be based on changes in future expectations of investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.

Transaction Charges

In addition to the deductions described above, We charge fees for certain policy transactions:

  Partial Withdrawal of net cash surrender value. You may make one partial withdrawal during each policy year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a year. This charge does not apply to withdrawals under the Automatic Distribution Option. This charge is to cover our administrative expenses for processing the withdrawal.

  Transfers. Currently, We do not charge when You make transfers of policy fund among investment divisions. We reserve the right to assess a $25 charge for each transfer after the twelfth in a policy year.

How Policy Fund Charges Are Allocated

Generally, deductions from Your policy fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. Unless the Premium Guarantee Rider is part of Your policy, deductions are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise; special allocation rules apply if the Premium Guarantee Rider is part of Your policy (see “Premium Guarantee Rider” on page 32 . Your deduction allocation percentages may be any whole number (from 0 to 100) which add up to 100. You may change Your deduction allocation percentages by writing to Our Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in the General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your policy fund. Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Loan Charge

Loan interest is charged in arrears on the outstanding loan. Loan interest that is unpaid when due will be added to the outstanding loan on each policy anniversary (or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the Insured’s death) and will bear interest at the same rate as the loan. We currently charge an annual interest rate of 5.0% on loans.

After offsetting the 3.0% annual interest rate that We guarantee We will credit to the portion of Our General Account securing the loan against the maximum loan interest rate of 8.0%, the maximum guaranteed net cost of the loans is 5.0% annually in policy years 1-5. However, the current net cost of the loans is 2.0% annually in policy years 1-5. The current net cost of 2.0% for policy years 1-5 is derived by taking the 5.0% annual interest rate that We currently charge on loans and reducing it by the 3.0% annual interest rate We credit to the portion of the General Account securing the standard loan. If you take a loan after the 5th policy year, we guarantee that the cost of the loan will be 0%.

Surrender Charge

The surrender charge is the difference between the amount in Your policy fund and Your policy’s cash surrender value for the first 14 policy years after the date of issue or increase in face amount. It is a contingent charge designed to partially recover Our expenses in distributing and issuing policies which are terminated by surrender in their early years (the premium charge is also designed to partially reimburse Us for these expenses). It is a contingent load because You pay it only if You surrender Your policy (or let it lapse) during the first 14 policy years after the date of issue or increase in face amount.

The amount of the charge in a policy year is not necessarily related to Our actual sales expenses in that year. We anticipate that the premium charge and surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the premium charge and surrender charge, We will cover them with other assets. The net cash surrender value, the amount We pay You if You surrender Your policy for cash, equals the cash surrender value minus any policy debt. The cash surrender value is the policy fund minus the surrender charge. See “Surrendering Your Policy” on page 61 .

The first year surrender charge varies by the issue age, sex and class of the Insured at the time the policy is issued. The maximum charge for Your policy per $1,000 of face amount is the first year charge. The first year charge, on a per $1,000 of face amount basis, gradually decreases over the 14 year surrender charge period and is $0.00 after the 14th policy year.

The following table provides some examples of the first year surrender charge. The maximum first year surrender charge for all issue ages, sexes, and classes is $52.50 per $1,000. The $52.50 per $1,000 of face amount surrender charge occurs for males issued at a tobacco class with issue ages at 65 or older. Your policy will specify the actual surrender charge rate, per $1,000 of face amount, for all durations in the 14 year surrender charge period. The table below is only intended to give You an idea of the level of first year surrender charge for a few sample issue ages, sexes and classes.

Table of First Year Surrender Charges Per $1,000 of Face Amount
			Surrender Charge Per
Issue Age	Sex	Class	$1,000 of Face Amount
35	Male	Non-Tobacco or	$21.00
		Tobacco
55	Female	Non-Tobacco or	$31.00
		Tobacco
65	Male	Non-Tobacco or	$52.50
		Tobacco

A face amount decrease will not reduce the surrender charge. If the face amount is increased, the surrender charge will increase. The surrender charge for the face amount increase will equal the surrender charge for a new policy with:

a)	The initial face amount set equal to the face amount increase
b)	The Insured’s policy age on the policy date equal to the policy age on the date of the face amount increase; and
c)	The premium class for the face amount increase

Suppose You bought Your policy at issue age 35 under a male preferred non-tobacco class with a face amount of $200,000. During the 10th policy year, You decided to increase Your face amount by $100,000 to obtain a total face amount of $300,000. If the face amount increase was determined to be acceptable to Us under the non-tobacco class, the surrender charge for Your $100,000 of increase would be the same as a new policy with the following surrender charge criteria:

a)	face amount of $100,000
b)	a policy age of 44 (the increase was effective during the 10th policy year before the policy anniversary at which You attained age 45).
c)	a premium class of male non-tobacco

The original $200,000 of face amount would continue to fall under the surrender charge schedule established at the issue date of the policy, but the $100,000 of face amount increase would begin a new surrender charge schedule with the criteria stated in (a) through (c) above. At the time a face amount increase becomes effective We will send You an endorsement to Your policy which states the surrender charge criteria and surrender charge amounts.

Portfolio Expenses

The value of the net assets of each investment division reflects the management fees and other expenses incurred by the corresponding portfolio in which the investment divisions invest. Some portfolios also deduct 12b-1 fees from portfolio assets. You pay these fees and expenses indirectly. Some portfolios may also impose redemption fees, which We would deduct directly from Your policy fund. For further information, consult the portfolios’ prospectuses.

TAX EFFECTS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements, particularly if You pay the full amount of premiums under the policy. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, We may take appropriate steps to bring the policy into compliance with such requirements and We reserve the right to restrict policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Separate Account, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General

We believe that the death benefit under a policy should be generally excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a “modified endowment contract.”

Modified Endowment Contracts (MEC)

Under the Internal Revenue Code, certain life insurance policies are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance policies. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent Your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts

Policies classified as modified endowment contracts are subject to the following tax rules:

(1)

All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner’s investment in the policy only after all gain has been distributed.

(2)	Loans taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed accordingly.
(3)

A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary or designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with loans after the fifth policy year, are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy

Your investment in the policy is generally Your aggregate premiums. When a distribution is taken from the policy, Your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans

In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, You should consult a tax advisor as to the tax consequences. There is uncertainty regarding the tax treatment of loans where the policy has not lapsed due to operation of a lapse protection feature, including the Protected Flexibility Rider. Anyone contemplating the purchase of the policy with the Protected Flexibility Rider should be aware that the tax consequences of the Protected Flexibility Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Protected Flexibility Rider causes the policy to be converted into a fixed policy. You should consult with and rely on a tax advisor as to the tax risks associated with the Protected Flexibility Rider.

Treatment of the Overloan Protection Benefit

This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse. The aim of this strategy is to continue borrowing from the policy until its policy fund is just enough to pay off the policy loans that have been taken out and then relying on the Overloan Protection Benefit to keep the policy in force until the death of the insured. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, if the Overloan Protection Benefit provided is lower than the policy’s original death benefit the policy might fail to qualify as a life insurance contract under the Internal Revenue Code or might become a MEC either of which could result in a significant tax liability attributable to the balance of any outstanding loan. Second, this strategy will fail to achieve its goal if the policy is a MEC or becomes a MEC after the periodic borrowing begins. Third, this strategy has not been ruled on by the Internal Revenue Service (the “IRS”) or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this policy may be treated as taxable distributions when the rider causes the policy to be converted to a fixed policy. In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise. Anyone considering using the policy as a source of tax-free income by taking out policy loans should consult with and rely on a competent tax advisor before purchasing the policy about the tax risks inherent in such a strategy.

Withholding

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Multiple Policies

All modified endowment contracts that are issued by Us (or Our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner’s income when a taxable distribution occurs.

Continuation of Policy Beyond Age 100

The tax consequences of continuing the policy beyond the Insured’s 100th year are unclear. You should consult a tax advisor if You intend to keep the policy inforce beyond the Insured’s 100th year.

Section 1035 Exchanges

Generally, there are no tax consequences when You exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where You would be exempt from certain legislative or regulatory changes made after Your original policy was issued, if You exchange your policy. You should consult with a tax advisor if You are considering exchanging any life insurance policy.

Accelerated Benefit Riders – Terminal Illness

We believe that payments received under the Accelerated Benefit Rider – Terminal Illness, should be fully excludable from the gross income of the beneficiary if the beneficiary is the Insured under the policy. However, the tax consequences associated with reducing Your death benefit after we pay an accelerated benefit under this rider are uncertain. You should consult a qualified tax adviser about the consequences of adding this rider to a policy or requesting payment under this rider.

Accelerated Benefit Rider – Chronic Illness

The tax consequences associated with receiving an accelerated benefit payment under the Accelerated Benefit Rider – Chronic Illness are unclear. It is possible that such distributions may be treated as taxable withdrawals. Moreover, the tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are also unclear. You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If You are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor.

Employer-Owned Life Insurance Policies

Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance policy will generally be limited to the premiums paid for such policy (although certain exceptions may apply in specific circumstances). An employer-owned life insurance policy is a life insurance policy owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such policy. It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by section 101(j). A tax adviser should be consulted by anyone considering the purchase of an employer-owned life insurance policy.

Non-Individual Owners and Business Beneficiaries of Policies

If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules.

Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

Split-Dollar Arrangements

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the purchase of a new policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Estate, Gift, and Generation-Skipping Transfer Tax Considerations

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of federal estate tax if the insured owned the policy. If the owner was not the insured, the fair market value of the policy would be included in the owner’s estate upon the owner’s death. The policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Us to deduct the tax from Your policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisors should be consulted concerning the estate and gift tax consequences of policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2009, the maximum estate tax rate is 45% and the estate tax exemption is $3,500,000.

The complexity of EGTRRA, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the policy.

Our Income Taxes

Under current federal income tax law, We are not taxed on the Separate Account’s operations. Thus, currently We do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes We may incur.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.

ADDITIONAL INFORMATION ABOUT THE POLICIES

YOUR RIGHT TO EXAMINE THIS POLICY

For a limited period of time, as specified in Your policy, You have the right to examine the policy. If for any reason You are not satisfied with it, then You may cancel the policy. You cancel the policy by sending it to Our Executive Office along with a written cancellation request. Generally, Your cancellation request must be postmarked by the latest of the following dates:

  10 days after You receive Your policy,

  10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right), or

  45 days after You sign Part 1 of the policy application.

If state law requires a longer right to examine period, it will be noted on the cover page of Your policy.

In all cases, We allocate Your premiums according to Your instructions on the policy’s record date. Generally, if You cancel Your policy during the right to examine period, then We will return all of the charges deducted from Your paid premiums and policy fund, plus the policy fund. The policy fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the policy application. Where required by state law, We will refund the sum of all premiums paid.

Insurance coverage ends when You send Your request.

YOUR POLICY CAN LAPSE

Your Variable Universal Life - DB insurance coverage continues as long as the net cash surrender value of Your policy is enough to pay the monthly deductions that are taken out of Your policy fund. During the no lapse guarantee period, coverage continues if Your paid premiums exceed the schedule of required no lapse guarantee premiums. If neither of these conditions is true at the beginning of any policy month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun and the amount of current premium due.

If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your policy fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your policy will lapse without value. We will withdraw any amount left in Your policy fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge. We will inform You and any assignee that Your policy has ended without value.

If the Premium Guarantee Rider is part of Your policy, We guarantee that on any monthly anniversary after the no lapse guarantee period, if the premium guarantee account is greater than the policy debt, then the policy will not enter the grace period or lapse, even if the net cash surrender value is insufficient to pay the monthly deduction. This rider does not prevent the policy from entering the grace period and lapsing during the no lapse guarantee period. The tax consequences associated with outstanding loans are unclear in the situation where Your policy remains inforce and Your base policy value is less than Your policy loans. A tax advisor should be consulted in such circumstances.

If the Insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

YOU MAY REINSTATE YOUR POLICY

You may reinstate the policy within 5 years after lapse. To reinstate the policy, You must:

  fully complete an application for reinstatement,

  provide satisfactory evidence of insurability for the person or persons to be Insured,

  pay enough premium to cover all overdue monthly deductions or minimum premium depending on the duration of the policy and the no lapse guarantee period,

  increase the policy fund so that the policy fund minus any policy debt equals or exceeds the surrender charges, and pay or restore any policy debt.

The effective date of the reinstated policy will be the beginning of the policy month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will be reinstated.

If the policy lapses and is reinstated, then the Premium Guarantee Rider can be reinstated with the policy when all required premium amounts, account expense, and required rider amounts are paid (with interest).

You may not reinstate a policy once it is surrendered.

POLICY PERIODS AND ANNIVERSARIES

We measure policy years, policy months, and policy anniversaries from the policy date shown on Your Schedule of Benefits page. Each policy month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a policy and the suicide exclusion are measured from the policy date. See “Limits On Our Right To Challenge The Policy” on page 77 .

MATURITY DATE

The maturity date is the first policy anniversary after the Insured’s 120th birthday. The policy ends on that date if the Insured is still alive and the maturity benefit is paid.

If the Insured survives to the maturity date and You would like to continue the policy, We will extend the maturity date as long as this policy still qualifies as life insurance according to the Internal Revenue Service and Your state.

In order to extend the maturity date, all of the following conditions must be satisfied:

(a)	The policy cannot be in the grace period;
(b)	All of the policy fund must be transferred to either the General Account or the Fidelity VIP Money Market investment division; and
(c)	Death Benefit option 1 must be elected.

If the maturity date is extended, the policy may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date. See “Tax Effects” on page 68 . In order to continue the policy beyond the original maturity date, We require that the death benefit not exceed the policy fund on the original maturity date.

WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT

We own the assets of Our Separate Account and use them to support Your policy and other variable life policies. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

CHANGING THE SEPARATE ACCOUNT

We have the right to modify how We operate Our Separate Account. We have the right to:

  add investment divisions to, or remove investment divisions from, Our Separate Account;

  combine two or more investment divisions within Our Separate Account;

  withdraw assets relating to the policy from one investment division and put them into another;

  eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of the Separate Account A;

  register or end the registration of Our Separate Account under the Investment Company Act of 1940;

  operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);

  disregard instructions from policy owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory policy. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

  operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own judgment or that of an outside adviser for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

If automatic allocations (such as premiums automatically deducted from Your paycheck or bank account, or dollar cost averaging or automatic rebalancing) are being made into an investment division that is removed or no longer available, and if You do not give Us other instructions, then any amounts that would have gone into the removed or closed investment division will be allocated to the Fidelity VIP Money Market investment division.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of Your insurance policy (based on material misstatements in the application) if it appears that the Insured person is not actually covered by the policy under Our rules. There are limits on how and when We can challenge the policy:

  We cannot challenge the policy after it has been in effect, during the Insured person’s lifetime, for two years from the date the policy was issued or reinstated. (Some states may require Us to measure this in some other way.)

  We cannot challenge any policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the Insured’s lifetime.

  We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the Insured person in the event that the Insured person becomes totally disabled.

  If the Insured person dies during the time that We may challenge the validity of the policy, then We may delay payment until We decide whether to challenge the policy.

  If the Insured person’s age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured person’s correct age and sex.

  If the Insured person commits suicide within two years after the date on which the policy was issued, then the death benefit will be limited to the total of all paid premiums minus the amount of any outstanding policy loan and loan interest minus any partial withdrawals of net cash surrender value. If the Insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

YOUR PAYMENT OPTIONS

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the Insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments

In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing draft account, called the “Midland Access Account” for the beneficiary in the amount of the death benefit proceeds. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is a draft account and is part of Our General Account. It is not a bank account or a checking account and it is not insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.

Optional Payment Methods

Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $5,000 and periodic payments are at least $50. You have the following options:

1)		Interest Payments: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.
2)		Installment Options: There are two ways that We pay installments:
	a)	Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.
	b)	Fixed Amount: We will pay the sum in installments in an amount that We agree upon.
We will continue to pay the installments until We pay the original amount, together with any interest You have earned.
3)		Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 5 ways to receive this income. We will guarantee payments for:
(1) at least 5 years (called “5 Years Certain”);
(2) at least 10 years (called “10 Years Certain”);
(3) at least 15 years (called “15 Years Certain”);
(4) at least 20 years (called “20 Years Certain”); or
(5) payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.

4)		Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the deposit and installment options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person’s estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

  rules on the minimum amount We will pay under an option,

  minimum amounts for installment payments,

  withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),

  the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See “YOUR

BENEFICIARY ” below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured’s death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under payment options.

YOUR BENEFICIARY

You name Your beneficiary in Your policy application. The beneficiary is entitled to the death benefits of the policy. You may change the beneficiary during the Insured’s lifetime by writing to Our Executive Office. If no beneficiary is living when the Insured dies, We will pay the death benefit to the owner or the owner’s estate.

ASSIGNING YOUR POLICY

You may assign Your rights in this policy. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change in ownership. There may be tax consequences.

The assignment does not take effect until We accept and approve it. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to refuse assignments or transfers at any time on a non-discriminatory basis.

WHEN WE PAY PROCEEDS FROM THIS POLICY

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the Insured person’s death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:

(1)

We are investigating the claim, contesting the policy, determining that the beneficiary is qualified to receive the proceeds (e.g., is not a minor or responsible for causing the death), or resolving other issues that must be determined before payment (e.g., conflicting claims to the proceeds).

(2)	We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.
(3)	The SEC permits Us to delay payment to protect Our policy owners.

We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request. We will not defer payment if it is used to pay premiums on policies with Us.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or “freeze” or block Your policy fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, loans, surrenders, or death benefits, make transfers, or continue making payments under Your payment option. If a policy fund were frozen, the policy fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator. We may also be required to provide information about You and Your policy to government agencies and departments.

CHANGE OF ADDRESS NOTIFICATION

To protect You from fraud or theft, We may verify any changes in address You request by sending a confirmation of the change of address to Your old address.

YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of Our Separate Account divisions in shares of the funds’ portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:

  to elect the funds’ Boards of Directors,

  to ratify the selection of independent auditors for the funds, and on any other matters described in the funds’ current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your policy. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all policy owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that policy owners vote. The effect of this proportional voting is that a small number of policy owners may control the outcome of a vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict policy owner voting, then We may do so.

You may participate in voting only on matters concerning the fund portfolios in which Your policy fund has been invested. We determine Your voting shares in each division by dividing the amount of Your policy fund allocated to that division by the net asset value of one share of the corresponding fund portfolio. This is determined as of the record date set by the funds’ Boards for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will provide You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds’ adviser or the investment policies of its portfolios. We will advise You if We do.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds’ Boards of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our policy owners.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Our affiliate, Sammons Securities Company, LLC (“Sammons Securities Company”) for the distribution and sale of the policies. Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company offers the policies through its registered representatives. Sammons Securities Company may enter into written sales agreements with other broker-dealers (“selling firms”) for the sale of the policies. We pay commissions to Sammons Securities Company for sales of the Policies by its registered representatives as well as by selling firms.

Sales commissions may vary, but the maximum commission payable for policy sales is 95% of premiums during policy year 1, 1% during policy years 2-15, and 0% following policy year 15. We may also pay additional commissions calculated as a percentage of Your policy fund value at specified times (e.g. at the end of the fifth policy year). Further, for each premium received following an increase in base face amount, a commission on that premium will be paid up to the target premium for the increase in each year. The commission for the increase in face amount will be calculated using the commission rates for the corresponding policy year. We pay commissions for policies sold to policy owners in the substandard risk underwriting class and for rider premiums based on Our rules at the time of payment. We may also pay additional amounts and reimburse additional expenses of Sammons Securities Company based on various factors.

We also pay for some of Sammons Securities Company’s expenses, including the following sales expenses: registered representative training allowances; compensation and bonuses for the Sammons Securities Company’s management team; advertising expenses; and all other expenses of distributing the policies. Sammons Securities Company pays its registered representatives all or a portion of the commissions received for their sales of policies. Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that We may provide jointly with Sammons Securities Company.

Non-cash items that We and Sammons Securities Company may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, Sammons Securities Company’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the policies may help registered representatives and/or their managers qualify for such benefits. Sammons Securities Company’s registered representatives and managers may receive other payments from Us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask Your registered representative for further information about what Your registered representative and the selling firm for which he or she works may receive in connection with Your purchase of a policy.

We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the policy: (a) the premium load; (b) the surrender charge; (c) the percent of fund value; (d) the cost of insurance deduction; (e) payments, if any, received from the funds or their managers; and (f) investment earnings on amounts allocated under policies to the General Account. Commissions and other incentives or payments described above are not charged directly to You or the Separate Account but they are reflected in the fees and charges that you do pay directly or indirectly.

The Statement of Additional Information (SAI) can provide You with more detailed information about distribution expenses, commissions, and compensation than is contained in this prospectus. A free copy of the SAI can be obtained by calling (800) 272-1642 or by contacting Your registered representative.

LEGAL PROCEEDINGS

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on them, the Separate Account, or Sammons Securities Company, LLC.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account’s financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Executive Office.

ILLUSTRATIONS

Following are a series of tables that illustrate how the policy funds, cash surrender values, and death benefits of a hypothetical policy change with the investment performance of the funds. The tables show how the policy funds, cash surrender values, and death benefits of the hypothetical policy issued to a representative Insured of a given age and given premium would vary over time if the return on the assets held in each portfolio of the funds were a constant gross, after tax annual rate of 0%, 6%, or 12%. All values labeled as current reflect the current level of product charges that are being assessed at the date of this prospectus, and the values labeled as guaranteed reflect the maximum level of product charges that can ever be assessed for the sample policy shown. Both current and guaranteed values use the arithmetic average of the fund manager expenses.

The tables on pages 73 through 75 illustrate a hypothetical policy issued to a male, age 40, under a standard non-tobacco underwriting risk classification. The payment amount used in the table represents the typical premium payment We expect a representative policy owner to make. We expect that the hypothetical policy owner will buy a policy with an initial face amount of $200,000 and make monthly payments of $133.83 on each monthly anniversary. The policy funds, cash surrender values, and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years.

The amount of the policy fund that exceeds the cash surrender value during the surrender charge period is due to the surrender charge. For policy years eleven and after, the policy fund and cash surrender value are equal, since the surrender charge has reduced to zero.

Zero values in the death benefit column of the illustration indicate the policy would lapse under the stated assumptions unless additional premium payments are made.

The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the policy funds and the fourth and seventh column illustrate the cash surrender values of the policy over the designated period. The policy funds shown in the third column and the policy funds shown in the fourth column assume the monthly deduction for the cost of insurance is based upon the current cost of insurance rates. The policy funds shown in the sixth column and the cash surrender values shown in the seventh column assume the monthly deduction for cost of insurance is based upon the cost of insurance rates that We guarantee. The maximum monthly deduction for cost of insurance rates allowable under the policy is based on the 2001 sex-distinct, smoker composite, ALB Commissioner’s Standard ordinary Mortality Table. The fifth and eighth columns illustrate the death benefit of the policy over the designated period. The illustrations of the death benefits reflect the same assumptions as the policy fund and cash surrender values. The amounts shown for the death benefit, policy funds, and cash surrender values reflect the fact that the net investment return of the divisions of our Separate Account is lower than the gross, after-tax return on the assets in the funds, as a result of expenses paid by the funds and charges levied against the divisions of our Separate Account. The illustrations also reflect the 5.0% premium load (for the first 15 years on a current basis) deducted from each premium, the current per unit expense charge of $17.00 per month deducted in all years on a guaranteed basis (years 1-10 on a current basis), the percent of policy fund charge of 0.05% per month in years 1-10 and 0.0042% per month in years 11+, and the $8.00 per month expense charge as well as current and guaranteed cost of insurance deductions.

The policy funds shown assume the deductions of the portfolios’ daily investment advisory fees and operating expenses equivalent to an annual rate of 0.80% of the aggregate average daily net assets of the Portfolios of the funds (the average rate of the Portfolios for the period ending December 31, 2008) for each investment division. We have assumed that the values are allocated across all investment divisions equally. Voluntary waivers and reimbursements of portfolio expenses are not reflected in the illustrated tables. The actual fees and expenses associated with the policy may be more or less than 0.80% and will depend on how allocations are made to each investment division. We guarantee to reduce this charge to 0.10% after the 10th policy year. After reductions for the mortality and expense risk charge and average portfolio expenses, the assumed gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates –0.80%, 5.20% and 11.20% respectively.

The approximate net annual rates do not include premium charges, cost of insurance deductions, surrender charges, expense charges nor any charges for additional benefits.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account A since Midland National is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the policy funds, cash surrenders values, and death benefits illustrated.

The tables illustrate the policy funds that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the policy owner varied the amount or frequency of premium payments. The tables also assume that the policy owner has not requested an increase or decrease in face amount, that no withdrawals have been made and no withdrawal charges imposed, that no policy loans have been taken, and that no transfers have been made and no transfer charges imposed.

The hypothetical investment rates of return are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Actual rates of return for a particular policy may be more or less than the hypothetical rates of return. The actual return on Your policy fund will depend on many factors some of which are the amounts You allocate to particular investment divisions, the amounts deducted for the policy’s monthly deductions, the portfolio’s fees and expenses, and Your loan and withdrawal history in addition to the actual investment performance of the portfolios.

Depending on the timing and degree of fluctuation in actual investment returns, the actual investment returns, the actual policy fund could be substantially less than those shown, and may, under circumstances, result in the lapse of the policy unless You make more than the stated premium payment.

Personalized illustrations of death benefits, cash surrender values, and policy funds are available upon request, since the cost of insurance and other charges also differ significantly from the values in the hypothetical shown in the tables below. You can obtain a personalized illustration or make other policy inquiries by contacting Our Executive Office at:

Midland National Life Insurance Company
One Sammons Plaza
Sioux Falls, SD 57193
Phone: (800) 272-1642 (toll-free)
Fax: (605) 335-3621

MIDLAND NATIONAL LIFE INSURANCE COMPANY – VUL - DB
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1			ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-TOBACCO ISSUE AGE 35			MONTHLY RATE OF RETURN: 0%
$200,000 INITIAL FACE AMOUNT			ASSUMED MONTHLY PREMIUM(1): $133.83

		Assuming Current Costs			Assuming Guaranteed Costs
	Premiums Accumulated		Cash Surrender			Cash Surrender
End of Year	at 5% Interest Per Year	Policy Fund	Value	Death Benefit	Policy Fund	Value	Death Benefit
1	1,649	1,143	0	200,000	977	0	200,000
2	3,381	2,244	0	200,000	1,915	0	200,000
3	5,199	3,303	0	200,000	2,815	0	200,000
4	7,108	4,321	541	200,000	3,700	0	200,000
5	9,112	5,300	1,730	200,000	4,549	979	200,000
6	11,217	6,263	2,903	200,000	5,362	2,002	200,000
7	13,427	7,187	4,037	200,000	6,116	2,966	200,000
8	15,748	8,097	5,157	200,000	6,836	3,896	200,000
9	18,184	8,947	6,217	200,000	7,499	4,769	200,000
10	20,743	9,760	7,240	200,000	8,106	5,586	200,000
15	35,586	14,807	14,807	200,000	10,768	10,768	200,000
20	54,530	18,891	18,891	200,000	11,863	11,863	200,000
25	78,708	21,461	21,461	200,000	9,996	9,996	200,000
30	109,566	20,517	20,517	200,000	3,109	3,109	200,000
35	148,950	14,944	14,944	200,000	0	0	0
40	199,215	1,557	1,557	200,000	0	0	0
45	263,366	0	0	0	0	0	0
50	345,242	0	0	0	0	0	0
55	449,739	0	0	0	0	0	0
60	583,106	0	0	0	0	0	0
65	753,320	0	0	0	0	0	0

1.	ASSUMES A $133.83 PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.
2.	ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY – VUL - DB
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1			ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-TOBACCO ISSUE AGE 35			ANNUAL RATE OF RETURN: 6%
$200,000 INITIAL FACE AMOUNT			ASSUMED MONTHLY PREMIUM(1): $133.83
		Assuming Current Costs			Assuming Guaranteed Costs
	Premiums Accumulated		Cash Surrender		Cash Surrender
End of Year	at 5% Interest Per Year	Policy Fund	Value	Death Benefit	Policy Fund	Value	Death Benefit
1	1,649	1,180	0	200,000	1,009	0	200,000
2	3,381	2,386	0	200,000	2,037	0	200,000
3	5,199	3,621	0	200,000	3,086	0	200,000
4	7,108	4,884	1,104	200,000	4,182	402	200,000
5	9,112	6,178	2,608	200,000	5,302	1,732	200,000
6	11,217	7,529	4,169	200,000	6,447	3,087	200,000
7	13,427	8,914	5,764	200,000	7,596	4,446	200,000
8	15,748	10,360	7,420	200,000	8,772	5,832	200,000
9	18,184	11,823	9,093	200,000	9,954	7,224	200,000
10	20,743	13,327	10,807	200,000	11,143	8,623	200,000
15	35,586	23,558	23,558	200,000	17,931	17,931	200,000
20	54,530	36,005	36,005	200,000	25,180	25,180	200,000
25	78,708	50,842	50,842	200,000	31,644	31,644	200,000
30	109,566	67,216	67,216	200,000	35,338	35,338	200,000
35	148,950	85,510	85,510	200,000	32,558	32,558	200,000
40	199,215	105,898	105,898	200,000	15,744	15,744	200,000
45	263,366	128,065	128,065	200,000	0	0	0
50	345,242	153,024	153,024	200,000	0	0	0
55	449,739	188,387	188,387	200,000	0	0	0
60	583,106	245,538	245,538	247,994	0	0	0
65	753,320	324,213	324,213	324,213	0	0	0

1.	ASSUMES A $133.83 PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.
2.	ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY – VUL - DB
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1			ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-TOBACCO ISSUE AGE 35				ANNUAL RATE OF RETURN: 12%
$200,000 INITIAL FACE AMOUNT			ASSUMED MONTHLY PREMIUM (1): $133.83
			Assuming Current Costs		Assuming Guaranteed Costs
	Premiums
	Accumulated at 5%		Cash Surrender			Cash Surrender
End of Year	Interest Per Year	Policy Fund	Value	Death Benefit	Policy Fund	Value	Death Benefit
1	1,649	1,216	0	200,000	1,040	0	200,000
2	3,381	2,532	0	200,000	2,162	0	200,000
3	5,199	3,958	0	200,000	3,375	0	200,000
4	7,108	5,506	1,726	200,000	4,714	934	200,000
5	9,112	7,188	3,618	200,000	6,166	2,596	200,000
6	11,217	9,044	5,684	200,000	7,746	4,386	200,000
7	13,427	11,066	7,916	200,000	9,440	6,290	200,000
8	15,748	13,298	10,358	200,000	11,288	8,348	200,000
9	18,184	15,712	12,982	200,000	13,280	10,550	200,000
10	20,743	18,352	15,832	200,000	15,433	12,913	200,000
15	35,586	38,722	38,722	200,000	30,557	30,557	200,000
20	54,530	72,840	72,840	200,000	54,991	54,991	200,000
25	78,708	130,546	130,546	200,000	94,805	94,805	200,000
30	109,566	228,701	228,701	279,015	162,541	162,541	200,000
35	148,950	393,186	393,186	456,096	278,543	278,543	323,110
40	199,215	669,328	669,328	716,181	472,175	472,175	505,227
45	263,366	1,135,215	1,135,215	1,191,976	797,908	797,908	837,803
50	345,242	1,906,925	1,906,925	2,002,272	1,329,709	1,329,709	1,396,194
55	449,739	3,166,351	3,166,351	3,324,668	2,175,472	2,175,472	2,284,245
60	583,106	5,267,845	5,267,845	5,320,524	3,570,406	3,570,406	3,606,110
65	753,320	8,945,404	8,945,404	8,945,404	6,064,297	6,064,297	6,064,297

1.	ASSUMES A $133.83 PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.
2.	ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEFINITIONS

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the Insured person on his/her last birthday preceding the policy date.

Attained Age means the age of the Insured person on his/her birthday preceding a policy anniversary date.

Beneficiary means the person or persons to whom the policy’s death benefit is paid when the Insured dies.

Business Day means any day the New York Stock Exchange is open for regular trading. Our business day ends when the New York Stock Exchange closes for regular trading (generally 3:00 p.m. Central Time).

Cash Surrender Value means the policy fund on the date of surrender, less any surrender charge.

Death Benefit means the amount payable under Your policy when the Insured dies.

Evidence of Insurability means evidence, satisfactory to Us, that the Insured person is insurable and meets Our underwriting standards.

Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in face amount, or other such action regarding Your policy. The address is:

Midland National Life Insurance Company
One Sammons Plaza
Sioux Falls, SD 57193

You may also reach Us at Our Executive Office by calling Us toll-free at (800) 272-1642 or faxing Us at (605) 373-3621

Face Amount means the amount stated on the face of Your policy that will be paid either upon the death of the Insured or the policy maturity, whichever is earliest.

Funds means the investment companies, commonly called mutual funds, available for investment by Separate Account A on the policy date or as later changed by Us.

Inforce means the Insured’s life remains Insured under the terms of the policy.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of the fund.

Modified Endowment Contract (MEC) is a policy where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the policy date.

Net Cash Surrender Value means the cash surrender value less any outstanding policy debt.

Net Premium means the premium paid less a deduction for the premium load and less any per premium expenses.

No Lapse Guarantee Period means the amount of time this policy is guaranteed to remain inforce if the sum of the premiums paid, less any policy debt and withdrawals, is equal to or greater than the no lapse guarantee premium requirement.

Policy Anniversary means the same month and day of the policy date in each year following the policy date.

Policy Date means the date insurance coverage is effective and from which policy anniversaries and policy years are determined.

Policy Debt means the total loan on the policy on that date plus the interest that has accrued but has not been paid as of that date.

Policy Fund means the sum of monies in Our Separate Account A attributable to Your inforce policy plus any monies in Our General Account for Your policy.

Policy Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Policy Year means a year that starts on the policy date or on each anniversary thereafter.

Premium Guarantee Account means a reference value used to determine whether the Premium Guarantee Rider is in force to provide the benefit.

Protected Death Benefit Distributable Fund means the amount equal to 97% of the result of (1) less (2), where:

1.	Is the Policy Fund; and
2.	Is the greater of (a) and (b), where,
	(a)	Is (100% - the Protected Death Benefit Percentage) times the Policy Fund; and
	(b)	Is the Protected Death Benefit Fund

Record Date means the date the policy is recorded on Our books as an inforce policy.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the policy.

Specified Amount means the face amount of the policy. The term “specified amount” used in Your policy has the same meaning as the term “face amount” used in this prospectus.

Surrender Charge means a charge made only upon surrender of the policy.

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including more information about distribution expenses, commissions and compensation than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally a part of this prospectus. A free copy of the SAI can be obtained by calling (800) 272-1642 or by contacting Your registered representative. We will send You a copy of the SAI within 3 business days of Your request.

Personalized illustrations of death benefits, cash surrender values, and cash values are also available free of charge upon request. You can obtain a personalized illustration or make other policy inquiries by contacting Our Executive Office at:

Midland National Life Insurance Company
One Sammons Plaza
Sioux Falls, SD 57193
(800) 272-1642

Information about Midland National Life Insurance Company can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090. Reports and other information about Midland National Life Insurance Company are also available on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

SEC File No. 811-05271

STATEMENT OF ADDITIONAL INFORMATION FOR THE

VARIABLE UNIVERSAL LIFE - DB
Flexible Premium Variable Universal Life Policy
Issued By:

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(through the Midland National Life Separate Account A)

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the Variable Universal Life Insurance Policy – DB (“policy”) offered by Midland National Life Insurance Company. You may obtain a free copy of the prospectus dated May 1, 2009, by contacting Us at Our Executive Office:

Midland National Life Insurance Company
One Sammons Plaza
Sioux Falls, SD 57193
(605) 335-5700 (telephone)
(800) 272-1642 (toll-free telephone)
(605) 373-8557 (facsimile for transaction requests)
(605) 335-3621 (facsimile for administrative requests)
Please note our address has changed.

Terms used in the current prospectus for the policy are incorporated in this statement.

This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for this policy and the prospectuses for the 61 Portfolios currently available in the policy.

Dated May 1, 2009

TABLE OF CONTENTS
TABLE OF CONTENTS	2
THE POLICY	3
POLICYOWNER	3
DEATH BENEFIT	3
PAYMENT OPTIONS	6
PREMIUM LIMITATIONS	6
ABOUT US	7
MIDLAND NATIONAL LIFE INSURANCE COMPANY	7
OUR SEPARATE ACCOUNT A	7
OUR REPORTS TO POLICYOWNERS	7
DIVIDENDS	7
DISTRIBUTION OF THE POLICIES	8
REGULATION	9
DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC	9
LEGAL MATTERS	9
FINANCIAL MATTERS	9
ADDITIONAL INFORMATION	9
PERFORMANCE	10
ILLUSTRATIONS	10
FINANCIAL STATEMENTS	10

THE POLICY

The entire contract is made up of the policy, including any supplemental benefit, schedules, the signed written application for the policy, and any attached supplemental written application(s). We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties. We cannot use any statement to deny a claim or to void the policy unless it is contained in a written application that is made part of the policy by attachment or insertion.

POLICYOWNER

The policyowner is the Insured unless another individual has been named in the application. As policyowner, You are entitled to exercise all rights under Your policy while the Insured is alive. Without any beneficiary consent You can:

1.	Transfer ownership of Your policy by absolute assignment;
2.	Designate, change or revoke a contingent owner; or
3.	Change any revocable beneficiary during the Insured’s lifetime.

With each irrevocable beneficiary’s consent, You may:

1.	Change the irrevocable beneficiary during the insured’s lifetime;
2.	Receive any benefit, exercise any right, and use any privilege granted by Your policy allowed by Us; or
3.	Agree with Us to any change or amendment of Your policy.

If You die while the Insured is alive, the contingent owner, if any, will become the owner. If there is no contingent owner, ownership will pass to Your estate.

DEATH BENEFIT

As long as the policy is still inforce, We will pay the death benefit to the beneficiary when the Insured dies. Federal tax law may require a greater death benefit than the one provided for in Your policy. This benefit is a percentage multiple of Your policy fund. The percentage declines as the Insured person gets older (this is referred to as the “corridor” percentage). The minimum death benefit will be Your policy fund on the day the Insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the Insured person’s death. Below is a table of corridor percentages and some examples of how they work.

Table of Corridor Percentages Based on Policy Fund

If the Insured	The Death Benefit Will Be At	If the Insured	The Death Benefit Will Be At Least
Person’s Age	Least Equal To This Percent Of	Person’s Age	Equal To This Percent Of The
Is This	The Policy Fund	Is This	Policy Fund
0-40	250%	60	130%
41	243%	61	128%
42	236%	62	126%
43	229%	63	124%
44	222%	64	122%
45	215%	65	120%
46	209%	66	119%
47	203%	67	118%
48	197%	68	117%
49	191%	69	116%
50	185%	70	115%
51	178%	71	113%
52	171%	72	111%
53	164%	73	109%
54	157%	74	107%
55	150%	75-90	105%
56	146%	91	104%
57	142%	92	103%
58	138%	93	102%
59	134%	94	101%
		95-99	100%

These percentages are based on federal income tax law which requires a minimum death benefit, in relation to policy fund, for Your policy to qualify as life insurance.

For example, assume the Insured person is 55 years old and the face amount is $100,000. The “corridor percentage” at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $66,666,67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 150%. So if the policy fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $200,000, the death benefit would increase by $1.50 (at that age).

Table of Corridor Percentages Cash Value Accumulation Test Male Based on Policy Fund
If the Insured	The Death Benefit Will be at	If the Insured	The Death Benefit Will be at Least
Person’s Policy	Least Equal to This Percent of	Person’s Policy	Equal to This Percent of The Policy
Age is this	The Policy Fund	Age is this	Fund
0	1547.8%	51	272.2%
1	1503.6%	52	263.7%
2	1455.4%	53	255.4%
3	1406.2%	54	247.6%
4	1356.2%	55	240.1%
5	1307.9%	56	232.9%
6	1261.2%	57	226.1%
7	1216.0%	58	219.5%
8	1172.4%	59	213.2%
9	1130.1%	60	207.2%
10	1089.3%	61	201.4%
11	1049.8%	62	195.9%
12	1011.7%	63	190.7%
13	975.9%	64	185.7%
14	941.3%	65	181.0%
15	908.7%	66	176.5%
16	878.8%	67	172.2%
17	850.4%	68	168.0%
18	822.8%	69	164.1%
19	796.6%	70	160.2%
20	771.0%	71	156.5%
21	746.1%	72	153.0%
22	721.7%	73	149.7%
23	698.6%	74	146.5%
24	676.0%	75	143.5%
25	654.0%	76	140.6%
26	632.5%	77	137.9%
27	612.0%	78	135.3%
28	592.1%	79	132.9%
29	572.6%	80	130.6%
30	553.7%	81	128.5%
31	535.2%	82	126.5%
32	517.0%	83	124.6%
33	499.6%	84	122.8%
34	482.6%	85	121.2%
35	466.1%	86	119.7%
36	450.1%	87	118.3%
37	434.8%	88	117.0%
38	420.1%	89	115.9%
39	405.7%	90	114.8%
40	392.0%	91	113.9%
41	378.7%	92	113.0%
42	366.0%	93	112.2%
43	353.8%	94	111.4%
44	342.2%	95	110.8%
45	331.0%	96	110.1%
46	320.2%	97	109.5%
47	309.9%	98	108.9%
48	300.0%	99+	108.4%
49	290.4%
50	281.1%

Example – Assuming Guideline Premium Test

Assume the Insured person is 55 years old and the face amount is $100,000. The “corridor percentage” for the Guideline Premium Test at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $66,666,67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 150%. So if the policy fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $200,000, the death benefit would increase by $1.50 (at that age).

Example – Assuming Cash Value Accumulation Test

Assume the insured person is 55 years old, male standard non- tobacco and the face amount is $100,000. The “corridor percentage” for the Cash Value Accumulation Test at that age is 240.1%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $41,649.31, the corridor percentage applies and the death benefit will be greater than $100,000 (since 240.1% of $41,649.31 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 240.1%. So if the policy fund were $70,000, then the death benefit would be $168,070.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $71,377.59, then the death benefit would be $171,377.59. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $71,377.59, the death benefit would increase by $2.41 (at that age).

PAYMENT OPTIONS

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the Insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

PREMIUM LIMITATIONS

Federal law limits the premiums that can be paid if this policy is to qualify as life insurance for tax purposes. We will not accept a premium that would cause this limit to be exceeded. If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a policy change is executed that causes this policy to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this policy in force.

ABOUT US

MIDLAND NATIONAL LIFE INSURANCE COMPANY

We are Midland National Life Insurance Company, a stock life insurance company. We were organized, in 1906, in South Dakota, as a mutual life insurance company at that time named “The Dakota Mutual Life Insurance Company”. We were reincorporated as a stock life insurance company in 1909. Our name, Midland National Life Insurance Company, was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

OUR SEPARATE ACCOUNT A

The “Separate Account” is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a “Separate Account” under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National’s other assets. The assets of the Separate Account may not be used to pay any of Our other liabilities We are obligated to pay all amounts guaranteed under the policy.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to fifteen of the sixty-one investment divisions of Our Separate Account at any one time.

OUR REPORTS TO POLICYOWNERS

We currently intend to send You reports shortly after the end of the third, sixth, ninth, and twelfth policy months of each policy year that show:

  the current death benefit for Your policy,

  Your policy fund,

  information about investment divisions,

  the cash surrender value of Your policy,

  the amount of Your outstanding policy loans,

  the amount of any interest that You owe on the loan, and

  information about the current loan interest rate.

The annual report will show any transactions involving Your policy fund that occurred during the policy year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). We may change these reporting practices. Confirmations will be sent to You for transfers of amounts between investment divisions and certain other policy transactions.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance policy is delivered.

We will send You semi-annual reports with financial information on the funds.

DIVIDENDS
We do not pay any dividends on these policies.

DISTRIBUTION OF THE POLICIES

The policies are offered to the public on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Sammons Securities Company, LLC (“Sammons Securities Company”) serves as principal underwriter for the policies. Sammons Securities Company is a Delaware limited liability company and is its home office is located at 4261 Park Road, Ann Arbor, Michigan 48103. Sammons Securities Company is an indirect, wholly-owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas which in turn is the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc. Sammons Securities Company offers the policies through its registered representatives. Sammons Securities Company is a member of the Securities Investor Protection Corporation. Sammons Securities Company also may enter into selling agreements with other broker-dealers (“selling firms”) and compensate them for their services. Registered representatives are appointed as Our insurance agents.

Sammons Securities Company received sales compensation with respect to these policies and other variable life policies not included in this registration statement under the Midland National Life Separate Account A in the following amounts during the years indicated:

	Aggregate Amount of Commissions
	Paid to Sammons Securities	Aggregate Amount of Commissions
Fiscal year	Company*	Retained by Sammons Securities Company*
2006	$8,802,816	$88,356
2007	$8,589,634	$88,602
2008	$7,179,896	$72,557

* Includes total sales compensation paid to registered persons of Sammons Securities Company and an underwriting fee of 1.25% of first-year commissions paid to Sammons Securities Company for all of Midland National’s variable universal life insurance policies under Separate Account A.

Sammons Securities Company passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, under the distribution agreement with Sammons Securities Company, We pay the following sales expenses:

  sales representative training allowances,

  deferred compensation and insurance benefits,

  advertising expenses, and

  all other expenses of distributing the policies.

We and/or Sammons Securities Company may pay certain selling firms additional amounts for

  “preferred product” treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives;

  sales promotions relating to the policies;

  costs associated with sales conferences and educational seminars for their sales representatives; and

  other sales expenses incurred by them.

We and/or Sammons Securities Company may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Pending regulatory approvals, We intend to distribute the policies in all states, except New York, and in certain United States possessions and territories.

REGULATION

We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell policies. This policy has been filed with and, as necessary, approved by insurance officials in those states. The provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell policies. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations with respect to the Separate Account and the policies.

DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC.

Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland National is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Us will be paid into the employee’s policy during the first year. All other policy provisions will apply.

LEGAL MATTERS

The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to certain matters under the federal securities laws.

FINANCIAL MATTERS

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this SAI and the registration statement, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, for the periods indicated in their report which appears in this SAI. The address for PricewaterhouseCoopers LLP is 100 E. Wisconsin Ave., Suite 1800, Milwaukee, WI 53202. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this SAI with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this SAI under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC’s main office in Washington, DC. You will have to pay a fee for the material.

PERFORMANCE

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance. Total return quotations reflect changes in funds’ share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the percent of fund value charge. The quotations will not reflect deductions from premiums (the premium charge, and any per premium expense charge), the monthly deduction from the policy fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. These fees and charges would have reduced the performance shown. Therefore, these returns do not show how actual investment performance will affect policy benefits. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division’s returns and are not the same as actual year-by-year results.

Midland National may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

ILLUSTRATIONS

Midland National may provide individual hypothetical illustrations of policy fund, cash surrender value, and death benefits based on the funds’ historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of policy charges, including the percent of fund value charge, the deductions from premiums, the monthly deduction from the policy fund and the surrender charge. The hypothetical illustrations are designed to show the performance that could have resulted if the policy had been in existence during the period illustrated and do not indicate what policy benefits will be in the future.

FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company included in this Statement of Additional Information should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the policies. They should not be considered as bearing upon the safety or investment performance of the assets held in the Separate Account.

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Financial Statements
Years Ended December 31, 2008 and 2007

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Index
--------------------------------------------------------------------------------

                                                                         Page(s)

Report of Independent Registered Public Accounting Firm.......................1

Consolidated Financial Statements

Statements of Cash Flows....................................................5-6

Notes to Consolidated Financial Statements.................................7-42

PricewaterhouseCoopers LLP
Suite 1800
100 E. Wisconsin Ave.
Milwaukee WI 53202
Telephone (414) 212 1600
Facsimile (414) 212 1880
www.pwc.com

                Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of
Midland National Life Insurance Company and Subsidiary

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of consolidated stockholder's equity, and of consolidated cash flows present fairly, in all material respects, the consolidated financial position of Midland National Life Insurance Company and
Subsidiary (an indirect, wholly owned subsidiary of Sammons Enterprises, Inc.)
(the "Company") at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company has adopted SFAS 157, "Fair Value Measurements," effective January 1, 2008. As discussed in Note 14 to the consolidated financial statements, the Company changed the manner in which it accounts for defined benefit pension and other postretirement plans in 2007.

/s/

March 25, 2009

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Balance Sheets
----------------------------------------------------------------------------------------
December 31, 2008 and 2007

(Dollars in Thousands, except par value and shares)                                          2008                2007

Assets
Investments
    Fixed maturities, available for sale, at fair value                                      $20,400,384         $19,971,051
    Equity securities, at fair value                                                             387,086             456,109
    Mortgage loans                                                                               252,485             294,133
    Policy loans                                                                                 315,492             299,411
    Short-term investments                                                                       178,271             256,008
    Derivative Instruments                                                                        60,293             182,181
    Other invested assets                                                                        377,954             317,134
                                                                                       ------------------  ------------------
              Total investments                                                               21,971,965          21,776,027
Cash                                                                                             103,485               3,910
Accrued investment income                                                                        225,403             200,909
Deferred policy acquisition costs                                                              2,012,764           1,422,862
Deferred sales inducements                                                                       764,191             442,770
Present value of future profits of acquired businesses                                            34,020              28,767
Federal income tax asset, net                                                                    474,093             157,567
Other receivables, other assets and property, plant and equipment                                139,152             104,531
Reinsurance receivables                                                                        1,640,493           1,785,466
Separate account assets                                                                          719,240           1,084,345
                                                                                       ------------------  ------------------
              Total assets                                                                   $28,084,806         $27,007,154
                                                                                       ------------------  ------------------

Liabilities
Policyholder account balances                                                                $21,648,394         $20,701,133
Policy benefit reserves                                                                          965,373             921,216
Policy claims and benefits payable                                                               114,258             104,111
Repurchase agreements, other borrowings and collateral on derivatives                          3,049,335           2,321,092
Other liabilities                                                                                543,996             352,614
Separate account liabilities                                                                     719,240           1,084,345
                                                                                       ------------------  ------------------
              Total liabilities                                                               27,040,596          25,484,511
                                                                                       ------------------  ------------------

Stockholder's equity
Common stock, $1 par value, 2,549,439 shares authorized,
 2,548,878 shares outstanding                                                                      2,549               2,549
Additional paid-in capital                                                                       318,707             268,707
Accumulated other comprehensive loss                                                            (781,910)            (55,540)
Retained earnings                                                                              1,504,864           1,306,927
                                                                                       ------------------  ------------------
              Total stockholder's equity                                                       1,044,210           1,522,643
                                                                                       ------------------  ------------------
              Total liabilities and stockholder's equity                                     $28,084,806         $27,007,154
                                                                                       ------------------  ------------------
The accompanying notes are an integral part of these consolidated financial statements.

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Income
----------------------------------------------------------------------------------------
Years Ended December 31, 2008 and 2007

(Dollars in Thousands)                                                            2008               2007               2006

Revenues
Premiums                                                                           $ 137,156          $ 124,312          $ 114,767
Interest sensitive life and investment product charges                               288,514            273,272            260,975
Net investment income                                                                966,440          1,135,638            953,440
Net realized investment gains (losses)                                                30,371             71,937            (26,166)
Net (losses) gains on derivatives                                                    (37,865)           116,037             42,266
Net unrealized gain on variable interest entity                                       27,442                  -                  -
Other income                                                                          16,583             14,862             11,710
                                                                             ----------------   ----------------   ----------------
              Total revenue                                                        1,428,641          1,736,058          1,356,992
                                                                             ----------------   ----------------   ----------------

Benefits and expenses
Interest credited to policyholder account balances                                   447,901            709,144            596,330
Benefits incurred                                                                    245,319            220,550            202,877
Amortization of deferred sales inducements                                            74,081             80,334             49,897
                                                                             ----------------   ----------------   ----------------
              Total benefits                                                         767,301          1,010,028            849,104
                                                                             ----------------   ----------------   ----------------

Operating and other expenses (net of commissions and other
 expenses deferred)                                                                  102,393             99,857             98,895
Amortization of deferred policy acquisition costs and
 present value of future profits of acquired businesses                              178,739            236,708            171,773
                                                                             ----------------   ----------------   ----------------
              Total benefits and expenses                                          1,048,433          1,346,593          1,119,772
                                                                             ----------------   ----------------   ----------------
              Income before income taxes                                             380,208            389,465            237,220
Income tax expense                                                                   135,531            134,086             80,903
                                                                             ----------------   ----------------   ----------------

              Net income                                                           $ 244,677          $ 255,379          $ 156,317
                                                                             ----------------   ----------------   ----------------

The accompanying notes are an integral part of these consolidated financial statements.

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Stockholder's Equity
----------------------------------------------------------------------------------------
Years Ended December 31, 2008 and 2007

                                                                                                  Additional
                                                                                  Common           Paid-in       Comprehensive
(Dollars in Thousands)                                                            Stock            Capital       Income (Loss)

Balances at December 31, 2005                                                      $ 2,549         $268,707

Comprehensive income (loss)
    Net income                                                                                                      $156,317
    Other comprehensive income (loss)
      Pension liability (net of tax $351))                                                                               652
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($14,145))                                                        (26,270)
                                                                                                               --------------
              Total comprehensive income                                                                            $130,699
                                                                                                               --------------
Dividends paid on common stock
                                                                                -----------   --------------
Balances at December 31, 2006                                                        2,549          268,707

Comprehensive income (loss)
    Net income                                                                                                      $255,379
    Other comprehensive income (loss)
      Pension liability (net of tax $757)                                                                              1,407
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($36,257))                                                        (67,332)
                                                                                                               --------------
              Total comprehensive income                                                                            $189,454
                                                                                                               --------------
Adjustment to initially apply SFAS Statement No. 158
    (net of applicable income tax benefit of ($1,312))
Dividends paid on common stock
                                                                                -----------   --------------
Balances at December 31, 2007                                                        2,549          268,707

Comprehensive income (loss)
    Net income                                                                                                      $244,677
    Other comprehensive income (loss)
      Pension liability (net of tax ($1,259))                                                                         (2,337)
      Post-retirement liability (net of tax of $682)                                                                   1,266
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($390,545))                                                      (725,299)
                                                                                                               --------------
              Total comprehensive loss                                                                            $ (481,693)
                                                                                                               --------------
Capital contribution                                                                                 50,000
Dividends paid on common stock
                                                                                -----------   --------------
Balances at December 31, 2008                                                      $ 2,549         $318,707
                                                                                -----------   --------------

The accompanying notes are an integral part of these consolidated financial statements.

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Stockholder's Equity
----------------------------------------------------------------------------------------
Years Ended December 31, 2008 and 2007

                                                                                 Accumulated
                                                                                   Other                                Total
                                                                                Comprehensive        Retained       Stockholder's
(Dollars in Thousands)                                                          Income (Loss)        Earnings           Equity

Balances at December 31, 2005                                                       $ 38,441         $ 985,776       $ 1,295,473

Comprehensive income (loss)
    Net income                                                                                         156,317           156,317
    Other comprehensive income (loss)
      Pension liability (net of tax $351))                                               652                                 652
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($14,145))                        (26,270)                            (26,270)

              Total comprehensive income

Dividends paid on common stock                                                                         (47,200)          (47,200)
                                                                               --------------   ---------------   ---------------
Balances at December 31, 2006                                                         12,823         1,094,893         1,378,972

Comprehensive income (loss)
    Net income                                                                                         255,379           255,379
    Other comprehensive income (loss)
      Pension liability (net of tax $757)                                              1,407                               1,407
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($36,257))                        (67,332)                            (67,332)

              Total comprehensive income

Adjustment to initially apply SFAS Statement No. 158
    (net of applicable income tax benefit of ($1,312))                                (2,438)                             (2,438)
Dividends paid on common stock                                                                         (43,345)          (43,345)
                                                                               --------------   ---------------   ---------------
Balances at December 31, 2007                                                        (55,540)        1,306,927         1,522,643

Comprehensive income (loss)
    Net income                                                                                         244,677           244,677
    Other comprehensive income (loss)
      Pension liability (net of tax ($1,259))                                         (2,337)                             (2,337)
      Post-retirement liability (net of tax of $682)                                   1,266                               1,266
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($390,545))                      (725,299)                           (725,299)

              Total comprehensive loss

Capital contribution                                                                                                      50,000
Dividends paid on common stock                                                                         (46,740)          (46,740)
                                                                               --------------                     ---------------
Balances at December 31, 2008                                                     $ (781,910)      $ 1,504,864       $ 1,044,210
                                                                               --------------   ---------------   ---------------

The accompanying notes are an integral part of these consolidated financial statements.

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Cash Flows
----------------------------------------------------------------------------------------
Years Ended December 31, 2008 and 2007

(Dollars in Thousands)                                                           2008               2007               2006

Cash flows from operating activities
Net income                                                                       $  244,677         $  255,379         $  156,317
Adjustments to reconcile net income to net cash
 (used in) provided by operating activities
    Amortization of deferred policy acquisition costs,
     deferred sales inducements and
     present value of future profits of
     acquired businesses                                                            252,821            317,042            221,670
    Net amortization of premiums and discounts on investments                       (53,509)           (38,907)           (40,902)
    Amortization of index options                                                   258,469            266,142            224,346
    Policy acquisition costs deferred                                              (239,169)          (227,657)          (255,300)
    Sales inducements deferred                                                      (96,598)           (82,688)          (103,769)
    Net realized investment (gains) losses                                          (30,371)           (71,937)            26,166
    Net losses (gains) on derivatives                                                37,865           (116,037)           (42,266)
    Net unrealized gain from variable interest entity                               (27,442)                 -                  -
    Deferred income taxes                                                            17,678             48,077             12,326
    Net interest credited and product charges on
     universal life and investment policies                                         365,747            709,715            585,336
    Changes in other assets and liabilities
      Net receivables                                                                (8,417)          (118,256)           (22,492)
      Net payables                                                                   19,763            (17,826)            (7,892)
      Policy benefits                                                                91,041             65,289            (55,345)
      Other                                                                         140,187              5,808              3,190
                                                                           -----------------  -----------------  -----------------

              Net cash provided by operating activities                             972,742            994,144            701,385
                                                                           -----------------  -----------------  -----------------

Cash flows from investing activities
Proceeds from investments sold, matured or repaid
    Fixed maturities                                                              8,621,197         10,477,422         12,872,572
    Equity securities                                                               138,241            594,464            875,994
    Mortgage loans                                                                   43,499             37,901             56,092
    Derivative instruments                                                           45,877             13,554             12,956
    Other invested assets                                                            26,382             62,235             37,786
Cost of investments acquired
    Fixed maturities                                                            (10,928,448)       (12,192,132)       (14,860,614)
    Equity securities                                                              (130,751)          (586,859)        (1,096,830)
    Mortgage loans                                                                   (4,720)           (24,568)            (7,638)
    Derivative instruments                                                         (423,186)          (304,478)          (250,804)
    Other invested assets                                                           (84,276)           (87,119)           (87,745)
Net change in policy loans                                                          (16,081)           (13,647)           (10,000)
Net change in short-term investments                                                174,597            126,537           (220,574)
Net change in collateral on derivatives                                             (92,372)          (158,990)           138,185
Net change in amounts due to/from brokers                                             5,189              3,065             (4,244)
                                                                           -----------------  -----------------  -----------------
              Net cash used in investing activities                              (2,624,852)        (2,052,615)        (2,544,864)
                                                                           -----------------  -----------------  -----------------

Cash flows from financing activities
Receipts from universal life and investment products                              2,798,104          2,616,859          3,075,026
Benefits paid on universal life and investment
 products                                                                        (1,870,294)        (1,805,015)        (1,524,181)
Net change in repurchase agreements and other borrowings                            820,615            256,585            366,034
Capital contribution received                                                        50,000                  -                  -
Dividends paid on common stock                                                      (46,740)           (43,345)           (47,200)
                                                                           -----------------  -----------------  -----------------
              Net cash provided by financing activities                           1,751,685          1,025,084          1,869,679
                                                                           -----------------  -----------------  -----------------

Net increase (decrease) in cash                                                      99,575            (33,387)            26,200
Cash at beginning of year                                                             3,910             37,297             11,097
                                                                           -----------------  -----------------  -----------------
Cash at end of year                                                              $  103,485         $    3,910         $   37,297
                                                                           -----------------  -----------------  -----------------

Supplemental disclosures of cash flow information
Cash paid during the year for
    Income taxes, paid to parent                                                 $   59,855         $  107,447         $   61,806
    Interest on other borrowings                                                 $    5,044          $     449          $       -

The accompanying notes are an integral part of these consolidated financial statements.

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Notes to Consolidated Financial Statements
Years Ended December 31, 2008 and 2007
--------------------------------------------------------------------------------

(Dollars in Thousands)

1.      Summary of Significant Accounting Policies

        Organization
        Midland National Life Insurance Company and Subsidiary ("Midland
        National" or the "Company") is an indirect wholly owned subsidiary of
        Sammons Enterprises, Inc. ("SEI"). SFG Reinsurance Company ("SFG Re"), a
        subsidiary of Midland National, is a captive reinsurance company domiciled in South Carolina. Together, these companies offer individual life and annuity products in 49 states and the District of Columbia. The
        Company is affiliated through common ownership with North American
        Company for Life and Health Insurance ("North American").

        During 2008, SEI made a $50,000 capital contribution to the Company.

        Basis of Presentation
        The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United
        State of America ("GAAP") and reflect the consolidation of the Company with its wholly owned subsidiary. All intercompany transactions have been eliminated in consolidation.

        Use of Estimates
        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.

        The most significant areas which require the use of management's estimates relate to the determination of the fair values of financial assets and liabilities, derivatives, deferred policy acquisition costs, deferred sales inducements, present value of future profits of acquired businesses, and future policy benefits for traditional life insurance policies.

        Interest Rate Risk
        The Company is subject to the risk that interest rates will change and cause changes in investment prepayments and changes in the value of its investments. Policyholder persistency is also affected by changes in interest rates. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ from product pricing assumptions, the Company may have to sell assets prior to their maturity and realize a loss.

        Liquidity Risk
        Market conditions for fixed income securities could be such that illiquidity in the markets could make it difficult for the Company to sell certain securities and generate cash to meet policyholder obligations. Management believes it has adequate liquidity in its investment portfolio and other sources of funds to meet any future policyholder obligations.

        Counterparty Risk
        The Company enters into derivative and repurchase agreements with various financial institution counterparties. The Company is at risk that any particular counterparty will fail to fulfill its obligations under outstanding agreements. The Company limits this risk by selecting counterparties with long-standing performance records and with credit ratings of "A" or above. The amount of exposure to each counterparty is essentially the net replacement cost or market value for such agreements with each counterparty, as well as any interest due the Company from the last interest payment period less any collateral posted by the Company or counterparty.

        Fair Value of Financial Instruments
        Beginning in the year ended December 31, 2008, the Company follows the guidance of SFAS 157 in determining the fair values of its financial assets and liabilities. See Notes 2 and 3 for a discussion of this guidance. The Company uses the following methods and assumptions in estimating the fair values of its financial instruments:

        Investment Securities
        Fair values for fixed maturity securities are obtained primarily from independent pricing sources, broker quotes and fair value/cash flow models. Fair value is based on quoted market prices, where available.
        For fixed maturities not actively traded, fair value is estimated using values obtained from independent pricing services or broker quotes. In some cases, such as private placements and certain mortgage-backed securities, fair value is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities is based on quoted market prices, where available, and for those equity securities not actively traded fair values are obtained from independent pricing services or from internal fair value/cash flow models.

        Mortgage Loans
        Fair value for mortgage loans is estimated using a duration-adjusted pricing methodology that reflects changes in market interest rates and the specific interest-rate sensitivity of each mortgage. Price changes derived from the monthly duration-adjustments are applied to the initial valuation mortgage portfolio that was conducted by an independent broker/dealer upon acquisition of the majority of the loans at which time each mortgage was modeled and assigned a spread corresponding to its risk profile for valuation purposes. For fair value reporting purposes, these spreads are adjusted for current market conditions. Fair values are also adjusted by internally generated illiquidity and default factors.

        Short-term Investments
        The carrying amounts reported in the balance sheet for these instruments, which primarily consist of commercial paper, money market funds and fixed income securities acquired with less than one year to maturity, approximate their fair values due to the nature of these assets.

        Derivative Instruments
        Fair values for interest rate swaps, credit default swaps, interest rate floors and other derivatives are based on exchange prices, broker quoted prices or fair values provided by the counterparties. Variation margin accounts, consisting of cash balances applicable to open futures contracts, held by counterparties are reported at the cash balances, which is equal to fair value. Fair values for call options are based on internal financial models or counterparty quoted prices.

        Other Invested Assets
        Other invested assets consist primarily of private equity investments and limited partnerships. The carrying amounts represent the Company's share of the entity's underlying equity reported in the balance sheet.
        The fair value of other invested assets is determined based on inputs received from the entities adjusted for various risk factors.

        Assets held in separate accounts
        Separate account assets are reported at estimated fair value in the consolidated balance sheets based on quoted net asset values of the underlying mutual funds.

        Investment-type Insurance Contracts
        Fair value for the Company's liabilities under investment-type insurance contracts is estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.
        The reported value of the Company's investment-type insurance contracts includes the fair value of indexed life and annuity embedded derivatives. These fair values are calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect our credit risk and an additional provision for adverse deviation.

        These fair value estimates are significantly affected by the assumptions used, including discount rates and estimates of future cash flows.
        Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non investment-type insurance contracts) and all non-financial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented in Note 3 do not represent the underlying value to the Company.

        Investments and Investment Income
        The Company is required to classify its fixed maturity investments
        (bonds and redeemable preferred stocks) and equity securities (common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held-to-maturity;" securities that are held for current resale are classified as "trading securities;" and securities not classified as held-to-maturity or as trading securities are classified as "available-for-sale." Investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company currently has no securities classified as held-to-maturity or trading.

        Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at fair value with the unrealized holding gains and losses included as other comprehensive income (loss) in stockholder's equity, net of related adjustments to deferred policy acquisition costs, deferred sales inducements, deferred income taxes, and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains (losses). Cash flows from available for sale security transactions are included in investing activities in the statements of cash flows.

        For collateralized mortgage obligations ("CMO's") and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income.
        Included in this category is approximately $91,427 of mortgaged-backed securities that are all or partially collateralized by sub-prime mortgages at December 31, 2008. A sub-prime mortgage is defined as a mortgage with one or more of the following attributes: weak credit score, high debt-to-income ratio, high loan-to-value ratio or undocumented income. During the latter part of 2006 and all of 2007 and
        2008, the deterioration in the sub-prime mortgage market had an adverse impact on the overall credit markets, particularly related to the fair values of CMO's and other asset-backed securities. At December 31, 2008, a majority of the Company's securities with sub-prime exposure are rated as investment grade. The Company is exposed to credit risk associated with the sub-prime lending market and continues to monitor these investments in connection with the Company's other-than-temporary impairment policy.

        Mortgage loans are carried at the adjusted unpaid balances.
        Approximately 72% of the mortgage loans were acquired as part of an acquisition in 2003 and were recorded at fair value as of the purchase date. Approximately 23% of the Company's mortgage loan portfolio is located in Illinois, Indiana, Michigan, Ohio and Wisconsin. The
        composition of the mortgage loan portfolio by property characteristic category as of December 31, 2008, was as follows: Office 38%, Industrial
        25%, Residential 12%, Retail 8%, Apartment 2%, and Other 15%. At
        December 31, 2008, no investments in mortgage loans were considered by management to be impaired. During 2007, the Company purchased 95 existing residential reverse mortgages. These reverse mortgages are first liens on the related residential properties located primarily in
        California and Florida. The outstanding loan balances at acquisition were $25,239 and the reverse mortgages had a principal limit of $40,189.
        At December 31, 2008, the reported value of these reverse mortgages was
        $29,325. Income on reverse mortgages is recognized using an effective yield based on the contractual interest rate and anticipated repayment of the mortgage. The maximum percentage of any one loan to the value of the underlying property at the time of the loan was 80% for all standard mortgage loans. The reverse mortgages have a Principal Limit Factor
        ("PLF") that defines the maximum amount that can be advanced to a borrower. The PLF is a function of the age of the borrower and co-borrower, if any, and the appraised value of the residential property. The maximum PLF in the Company's reverse mortgage portfolio is
        62.5% of the underlying property value. Property and casualty insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings. Interest income on non-performing loans is generally recognized on a cash basis.

        Short-term investments primarily include commercial paper, money market funds and fixed income securities acquired with less than one year to maturity and are stated at amortized cost. Policy loans are carried at unpaid principal balances.

        Derivative instruments consist of options, futures, interest rate floors, interest rate and credit default swaps. Options are reported at fair value, which are determined from internal financial models and compared to fair values provided by counterparties. Futures are reported at the cash balances held in counterparty variation margin accounts, which amount equals fair value. The interest rate floors and swaps and credit default swaps are reported at fair value, which values are determined from models using market observable inputs or quoted prices from counterparties.

        Other invested assets are primarily comprised of private equity investments and limited partnerships. Private equity investments and limited partnerships are recorded under the equity method of accounting in accordance with Accounting Principles Board Opinion 18 and American
        Institute of Certified Public Accountants ("AICPA") Statement of
        Position 78-9, Accounting for Investments in Real Estate Ventures where the Company owns 5% or more of the entity's equity (reported at cost where the Company owns less than 5%). These investments are reviewed for impairment on a periodic basis.

        Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments.
        Dividends are recorded on the ex-dividend date.

        The Company reviews its investments to determine if declines in value are other than temporary. During 2008, the general credit markets were distressed and there was illiquidity in many of the markets where the
        Company trades its fixed income securities. This distress and illiquidity significantly impacted the fair values of the Company's fixed income securities. A majority of securities in the Company's portfolio had large decreases in fair value during the year, which decreases did not necessarily indicate an other than temporary impairment. Factors considered in evaluating whether a decline in value is other than temporary are the length of time and magnitude by which the fair value is less than amortized cost, the financial condition, enterprise value and prospects of the investment combined with the ability and intent of the Company to hold the investment for a period of time sufficient to recover the decline in value. Other considerations are also taken into account such as, but not limited to, financial ratios and the overall assessment of the value of the enterprise. For fixed income securities, the Company also considers whether it will be able to collect the amounts due according to the contractual terms of the investment. During 2008, 2007, and 2006, the Company recorded
        $87,404, $7,394 and $1,347, respectively, of realized losses as a result of this analysis. These losses are included in net realized investment gains (losses).

        Cash
        Cash consists of demand deposits and non-interest bearing deposits held by custodial banks.

        Recognition of Traditional Life Revenue and Policy Benefits Traditional
        life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.

        The liabilities for the policy benefit reserves for traditional life insurance policies of $965,373 and $921,216 at December 31, 2008 and
        2007, respectively, generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions ranged primarily from
        6.00% to 9.00% in 2008 and 6.00% to 11.25% in 2007.

        Recognition of Revenue and Policy Benefits for Interest Sensitive Life
        Insurance Products and Investment Contracts ("Interest Sensitive
        Policies")
        Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances.
        Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments that support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest and fixed index amounts credited to the account balances.

        Policyholder reserves for universal life and other interest sensitive life insurance and investment contracts, reported in the balance sheets as policyholder account balances of $21,648,394 and $20,701,133 at
        December 31, 2008 and 2007, respectively, are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest and index credits less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 2.00% to 7.50%
        in 2008 and 2007. For certain contracts, these crediting rates extend for periods in excess of one year.

        Accounting for Derivative Instruments
        Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting
        for Derivative Instruments and Hedging Activities, as amended by SFAS
        Nos. 137, 138, 149, and 155 requires that all derivatives be carried on the balance sheet at fair value, with certain changes in fair value reflected in other comprehensive income (loss) in the statements of stockholder's equity (for those derivatives designated as effective
        "cash flow hedges") while other changes in derivative fair value are reflected as net (losses) gains on derivatives in the statements of income. The changes in fair value of derivatives designated as effective fair value hedges and the changes in fair value of the hedged fixed income security are reported as a component of net (losses) gains on derivatives. For derivatives not designated as effective hedges, the change in fair value is recognized as a component of net (losses) gains on derivatives in the period of change.

        The Company uses derivatives to manage its fixed indexed and policy obligation interest guarantees and interest rate risks applicable to its investments. To mitigate these risks, the Company enters interest rate swap agreements and futures contracts and purchases equity indexed options. The interest rate swaps are accounted for as either effective cash flow hedges, effective fair value hedges or as non-hedge derivatives. To qualify for hedge accounting, the Company is required to formally document the hedging relationship at the inception of each derivative transaction. This documentation includes the specific derivative instrument, risk management objective, hedging strategy, identification of the hedged item, specific risk being hedged and how effectiveness will be assessed. To be considered an effective hedge, the derivative must be highly effective in offsetting the variability of the cash flows or the changes in fair value of the hedged item.
        Effectiveness is evaluated on a retrospective and prospective basis.

        The Company has fixed indexed universal life and annuity products that have a guaranteed base return and a higher potential return tied to several major equity market indexes. In order to fund these benefits, the Company purchases over-the-counter index ("call") options and enters exchange listed futures contracts that compensate the Company for any appreciation over the strike price and substantively offsets the corresponding increase in the policyholder obligation. The futures contracts are adjusted to market value each day, which mark-to-market is settled in cash daily through the Company's variation margin accounts maintained with the counterparty. Gains or losses during the time a futures contract is outstanding are reported as gains or (losses) on derivatives. The Company amortizes the cost of the indexed options against investment income over the term of the option, which is typically one year. In accordance with SFAS No. 133 as amended, the
        Company adjusts the carrying value of the options from amortized cost to fair value with any change reflected as net (losses) gains on derivatives in the statements of income. When the option matures, any value received by the Company is reflected as investment income offset by the amount credited to the policyholder.

        The SFAS No. 133 Derivative Implementation Group Issue No. B36, Embedded
        Derivatives: Modified Coinsurance Arrangements and Debt Instruments that
        Incorporate Credit Risk Exposures that are Unrelated or Only Partially
        Related to the Creditworthiness of the Obligor of Those Instruments
        ("DIG B36") provides guidance for determining when certain reinsurance arrangements and debt instruments contain embedded derivatives requiring bifurcation due to the incorporation of credit risk exposures that are not clearly and closely related to the creditworthiness of the obligor.
        The provisions of DIG B36 impact two large coinsurance with funds withheld agreements with an outside reinsurance company applicable to specified annuity policies issued by the Company.

        The agreements between the Company and its derivatives counterparties requires the posting of collateral when the market value of the derivative instruments exceeds the cost of the instruments. Collateral posted by counterparties is reported in the balance sheet in short-term investments with a corresponding liability reported in Repurchase agreements, other borrowings and collateral on derivatives. Collateral posted by the Company is reported in the balance sheets as other receivables.

        SFAS No. 155, Accounting for Certain Hybrid Financial Instruments ("SFAS
        155") became effective in 2007 and is an amendment to SFAS No. 133. This statement permits fair value measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. As of December 31, 2008 and 2007, the Company held
        8 and 3 securities, respectively, with embedded derivatives and the
        Company has elected fair value measurement in accordance with the guidance in SFAS 155. As such, any change in the fair value of the security is reported as a gain (loss) on derivatives. The amortized cost and fair value of the Company's hybrid financial instruments at December
        31, 2008 was $400,600 and $397,731, respectively. During 2008, the
        Company reported $2,869 as loss on derivatives related to hybrid securities. At December 31, 2007, the amortized cost and fair value of the Company's hybrid securities was $68,000. There was no gain or loss reported during the 2007 holding period. The decision to elect fair value measurement is made on an instrument-by-instrument basis under the guidance of SFAS 155. The Company will consider making an election of fair value measurement at the time of any future acquisitions of hybrid financial instruments.

        Repurchase Agreements
        As part of its investment strategy, the Company enters into reverse repurchase agreements and dollar-roll transactions to increase the
        Company's investment return. The Company accounts for these transactions as secured borrowings, where the amount borrowed is tied to the market value of the underlying collateral securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price.
        Dollar-rolls are similar to reverse repurchase agreements except that, with dollar-rolls, the repurchase involves securities that are only substantially the same as the securities sold. As of December 31, 2008 and 2007, there were $2,683,285 and $2,187,540, respectively, of such agreements outstanding. The collateral for these agreements is held in fixed maturities in the consolidated balance sheets.

        Deferred Policy Acquisition Costs ("DAC")
        Policy acquisition costs that vary with, and are primarily related to the production of new business, are deferred into the DAC asset to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, marketing, policy issuance, underwriting, and certain variable agency expenses. For traditional insurance policies, such costs are amortized over the estimated premium paying period of the related policies in proportion to the ratio of the annual premium revenues to the total anticipated premium revenues. For interest sensitive policies, these costs are amortized over the lives of the policies in relation to the present value of actual and estimated gross profits, subject to regular evaluation and retroactive revision to reflect actual emerging experience. Recoverability of DAC is evaluated on an annual basis by comparing the current estimate of future profits to the unamortized asset balance.

        Deferred Sales Inducements ("DSI")
        The Company defers certain sales inducement costs into a DSI asset.
        Sales inducements are primarily premium bonuses and bonus interest on the Company's annuity products. AICPA Statement of Position 03-1 ("SOP
        03-1") provides guidance on accounting and reporting for certain sales inducements whereby capitalized costs are reported separately in the balance sheets and the amortization of the capitalized sales inducements is reported as a separate component of insurance benefits in the statements of income.

        To the extent that unrealized investment gains or losses on available for sale securities would result in an adjustment to the amortization pattern of DAC and DSI had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through other comprehensive income (loss) as an offset to the unrealized investment gains or losses on available for sale securities.

        Present Value of Future Profits of Acquired Businesses ("PVFP") The PVFP
        represents the portion of the purchase price of blocks of businesses that was allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. Based on current conditions and assumptions as to future events, the Company expects to amortize $2,716, $2,618, $1,637, $1,259, and $1,224 of the existing PVFP over the next five years.

        Retrospective adjustments of these amounts are made periodically upon revision of estimates of current or future gross profits on universal life-type products to be realized from a group of policies.
        Recoverability of the PVFP is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.

        Policy Claims and Benefits Payable
        The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are based on estimates and are subject to future charges in claim severity and frequency. Estimates are periodically reviewed and adjustments are reflected in current operations.

        Variable Life and Annuity Products
        A portion of the separate accounts held by the Company are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally separated and are not subject to the claims that may arise out of any other business of the Company. The Company reports this portion of its separate account assets at market value; the underlying investment risks are assumed by the contractholders. The Company records the related liabilities at amounts equal to the market value of the underlying assets. The Company reflects these assets and liabilities in the separate account assets and liabilities lines in the balance sheet. The Company reports the fees earned for administrative and contractholder services performed for the separate accounts as other income in the statements of income.

        Bank Owned Life Insurance Products
        A portion of the separate accounts held by the Company relates to bank owned life insurance policies that are nonindexed with fixed guarantees.
        These amounts are subject to limited discretionary withdrawal at book value without a market value adjustment. The Company reports this portion of its separate account assets at book value; the underlying investment risks are assumed by the Company. The Company combines the assets and liabilities associated with this business into the respective assets and liabilities lines of the balance sheets in accordance with
        SOP 03-1.

        Dividends and Distributions
        Payment of dividends or other distributions are limited by statute, which is generally limited to the greater of the insurance company's statutory net income or 10% of the insurance company's statutory surplus.

        Federal Income Taxes
        The Company is a member of SEI's consolidated United States federal income tax group. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate Company provisions and payments are computed using the tax elections made by SEI.

        Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

        Comprehensive Income
        The Company follows the reporting concept of "Comprehensive Income"
        which requires the reporting of comprehensive income in addition to net income. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Comprehensive income for the Company includes net income and other comprehensive income, which includes unrealized investment gains
        (losses) on available for sale securities and interest rate swaps accounted for as cash flow hedges net of related adjustments to deferred policy acquisition costs, deferred sales inducements, and deferred income taxes and additional pension and post-retirement benefit liabilities. In addition, certain interest rate swaps are accounted for as cash flow hedges with the change in the fair value of the swap reflected in other comprehensive income.

        Reclassification
        Certain items in the 2007 and 2006 financial statements have been reclassified to conform to the 2008 presentation.

2.      Recently Issued Accounting Standards

        Fair Value Measurements
        In September 2006, the FASB issued SFAS No. 157, Fair Value
        Measurements. SFAS 157 defines fair value and establishes a framework for measuring fair value. SFAS No.157 is effective for fiscal years beginning after November 15, 2007. In September 2008, SFAS No. 157-3 was
        issued and provides guidance for determining fair value of a financial asset when the market for that financial asset is not active,
        (collectively SFAS Nos. 157 and 157-3 are referred to as "SFAS 157").
        The adoption of SFAS 157 primarily resulted in a change prospectively beginning on January 1, 2008 in the discount rates used in the calculation of the fair values of the embedded derivative component of the Company's policy benefit reserves from risk-free interest rates to interest rates that include non performance risk related to those liabilities. This change also impacted the calculation of the embedded derivatives contained in the Company's coinsurance with funds withheld reinsurance agreements under DIG B36 guidance. The adoption of SFAS 157 resulted in a net loss due to the change in the fair value of the embedded options related to policyholder obligations and change in fair value of the embedded derivatives under DIG B36 on January 1, 2008 of
        $216,999. See Note 3 for additional discussion of the impact of SFAS
        157. The net income impact of this change net of related adjustments in amortization of deferred policy acquisition costs and deferred sales inducements and income taxes was a net loss of $47,644.

        Fair Value Options
        In February 2007, the FASB issued SFAS No. 159, Fair Value Option for
        Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 allows companies to elect to fair value certain financial assets and financial liabilities. The election is irrevocable and is made contract by contract. The election is made upon initial adoption of SFAS 159 for existing assets and liabilities and subsequently on acquisition of new assets or liabilities. SFAS 159 is effective for years beginning after
        November 15, 2007. SFAS 159 was adopted in 2008 and, as of December 31,
        2008, the Company had not elected to utilize fair value option for any of its eligible financial assets or financial liabilities.

        Business Combinations
        In December 2007, the FASB issued SFAS No. 141(R), Business Combinations
        ("SFAS 141(R)"). This standard revises the previously issued SFAS No.
        141 and will change how companies account for business acquisitions. The new standard applies greater use of fair values to acquired assets and liabilities and will introduce more volatility into earnings subsequent to acquisitions. SFAS 141 (R) is effective for fiscal years beginning on or after December 15, 2008 and early adoption is not permitted. The standard will have an impact on the financial statements of the Company for any acquisition made in subsequent years.

        Noncontrolling Interests
        In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment to ARB No. 51 ("SFAS
        160"). SFAS 160 will change the accounting and reporting for minority interests, which will now be characterized as noncontrolling interests.
        Upon adoption, noncontrolling interests will be classified as a component of stockholder's equity whereas now minority interests are classified as a liability. The initial reported value of noncontrolling interests will be at fair value. SFAS 160 is effective for fiscal years beginning on or after December 15, 2008 and early adoption is not permitted. SFAS requires retroactive adoption of the presentation and disclosure for existing noncontrolling interests. All other requirements of SFAS 160 will be applied prospectively. The Company does not currently have any material reported minority interests, but this standard will impact any noncontrolling interests that may arise up to or after the effective date.

        Derivative Instrument Disclosures
        In March 2008, the FASB issued SFAS No. 161, Disclosures about
        Derivative Instruments and Hedging Activities, an amendment of SFAS No.
        133 ("SFAS 161"). SFAS 161 amends and expands the disclosures required by SFAS 133, Accounting for Derivatives and Hedging Activities, as
        amended. The pronouncement will require disclosures that will enhance understanding of 1) how and why an entity uses derivative instruments,
        2) how derivatives and related hedged items are accounted for and 3) how derivative instruments affect an entity's financial position, results of operations and its cash flows. SFAS 161 is effective for reporting periods beginning after November 15, 2008, with early application encouraged. The Company has not early adopted this standard and does not anticipate a material change in its disclosures when it does adopt the standard in 2009.

3.      Fair Value of Financial Instruments

        The carrying value and estimated fair value of the Company's financial instruments are as follows:

                                                        December 31, 2008                        December 31, 2007
                                              -------------------------------------  ---------------------------------------
                                                   Carrying             Estimated           Carrying             Estimated
                                                     Value             Fair Value             Value             Fair Value
Financial assets
    Fixed maturities,
     available-for-sale                           $20,400,384          $20,400,384         $19,971,051          $19,971,051
    Equity securities,
     available-for-sale                               387,086              387,086             456,109              456,109
    Mortgage loans                                    252,485              208,396             294,133              299,483
    Short-term investments                            178,271              178,271             256,008              256,008
    Derivative instruments                             60,293               60,293             182,181              182,181
    Other invested assets                             377,954              371,650             317,134              317,134
    Reinsurance receivables                           (35,680)             (35,680)            143,517              143,517
    Separate account assets                           719,240              719,240           1,084,345            1,084,345
Financial liabilities
    Investment-type insurance contracts            12,572,411           10,986,737          11,707,600           10,104,162
    Repurchase agreements, other borrowings
      and collateral on derivatives                 3,049,335            3,049,335           2,321,092            2,321,092

        As discussed in Note 2 above, SFAS 157 defines fair value, establishes a framework for measuring fair value and expands the required disclosures about fair value measurements. Per SFAS 157, fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 also establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument. Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

        The Company determines the fair value of its investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments, market activity may be minimal or nonexistent and management's determination of fair value is then based on the best information available in the circumstances and may incorporate management's own assumptions, which involves a significant degree of judgment.

        Investments for which market prices are not observable are generally private investments, securities valued using non-binding broker quotes or securities with very little trading activity. Fair values of private investments are determined by reference to public market or private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. If these are not available, a discounted cash flow analysis using interest spreads adjusted for the maturity/average life differences may be used. Spread adjustments are intended to reflect an illiquidity premium and take into account a variety of factors including but not limited to senior unsecured versus secured, par amount outstanding, number of holders, maturity, average life, composition of lending group, debit rating, credit default spreads, default rates and credit spreads applicable to the security sector. These valuation methodologies involve a significant degree of judgment.

        Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories.

        Level 1 - Quoted prices are available in active markets for identical financial instruments as of the reporting date. The types of financial instruments included in Level 1 are listed equities, mutual funds, money market funds and non-interest bearing cash. As required by SFAS 157, the
        Company does not adjust the quoted price for these financial instruments, even in situations where it holds a large position and a sale could reasonably impact the quoted price.

        Level 2 - Fair values are based on quoted prices for similar assets or liabilities in active and inactive markets. Inactive markets involve few transactions for similar assets or liabilities and the prices are not current or price quotations vary substantially over time or among market makers, which would include some broker quotes. Level 2 inputs also include corroborated market data such as interest rate spreads, yield curves, volatilities, prepayment speeds, credit risks and default rates.
        Financial instruments that are generally included in this category include corporate bonds, asset backed securities, CMOs, short-term securities, less liquid and restricted equity securities and over-the-counter derivatives.

        Level 3 - Pricing inputs are unobservable for the financial instrument and include situations where there is little, if any, market activity for the financial instrument. These inputs may reflect the Company's estimates of the assumptions that market participants would use in valuing the financial instruments. Financial instruments that are included in this category generally include private corporate securities, collateralized debt obligations and index life and annuity embedded derivatives.

        In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.
        The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument.

        The following table summarizes the valuation of the Company's financial instruments presented in the consolidated balance sheets by the fair value hierarchy levels defined in SFAS 157:

                                                                                       December 31, 2008
                                                  ----------------------------------------------------------------------------------
                                                         Quoted prices         Significant
                                                           In active              other             Significant
                                                          Markets for          observable          unobservable
                                                        identical assets         inputs               inputs
                                                           (Level 1)            (Level 2)            (Level 3)              Total
    Assets
    Fixed maturities - available for sale                   $     -          $ 15,255,917         $ 5,144,467          $ 20,400,384
    Equity securities - available for sale                        -               310,564              76,522               387,086
    Derivative instruments                                    1,602                58,691                   -                60,293
    Reinsurance receivables                                       -                     -             (35,680)              (35,680)
    Separate account assets                                 719,240                     -                   -               719,240

    Liabilities
    Policyholder account balances - index
          life and annuity embedded derivatives             $     -              $      -          $ (416,478)          $  (416,478)

        Approximately 25% of the total fixed maturities are included in the
        Level 3 group.

        The preceding financial instruments are reported at fair value in the consolidated balance sheets. Methods and assumptions used to determine the fair values are described in Note 1.

        The following table summarizes the Level 3 fixed maturity and equity security investments by valuation methodology as of December 31, 2008:

                                                                          December 31, 2008
                                            ------------------------------------------------------------------------------
                                                                                Mortgage or                       Percent
                                                   All           Private        other asset                         of
                                                  Other         Placements   backed securities     Total           Total

   Source of valuation
   Priced internally                            $  84,124       $  394,259     $ 4,183,371      $ 4,661,754           89%
   Third-party vendors                            213,992          229,586         115,657          559,235           11%
                                            --------------  ---------------  --------------  ---------------  ------------

   Total                                       $  298,116       $  623,845     $ 4,299,028      $ 5,220,989          100%
                                            --------------  ---------------  --------------  ---------------  ------------

        The changes in financial instruments measured at fair value, excluding accrued interest income, for which Level 3 inputs were used to determine fair value during 2008 are as follows:

    Assets
    Fixed maturities and equity securities
    Balance, December 31, 2007                                      $ 2,194,357
      Purchases (disposals), net                                      1,893,605
      Realized and unrealized gains (losses), net (A)                   (67,405)
      Transfers in and/or (out) of Level 3 (B)                        1,200,432
                                                              ------------------
    Balance, December 31, 2008                                      $ 5,220,989
                                                              ------------------

    Reinsurance receivables - embedded
      derivatives from reinsurance ceded
    Balance, December 31, 2007                                       $  143,517
      Impact of adoption of SFAS 157                                   (507,619)
      Change in fair value of embedded derivatives                      328,422
                                                              ------------------
    Balance,  December 31, 2008                                      $  (35,680)
                                                              ------------------

    Liabilities
    Policyholder account balance - index life
     and annuity embedded derivatives (C)
    Balance, December 31, 2007                                       $  (52,798)
      Impact of adoption of SFAS 157                                   (290,620)
      Change in fair value of embedded derivatives                      (73,060)
                                                              ------------------
    Balance,  December 31, 2008                                      $ (416,478)
                                                              ------------------

        (A)  Amounts includes realized losses of $33,948 which are reported as a component of earnings in the Consolidated Statements of Income. The balance is reported as a component of other comprehensive income
             (loss).

        (B)  Included in the transfers in and/or out line above is $100,072 of securities that were priced using unobservable data at December 31,
             2007 and were transferred to a pricing service that uses observable market data in the prices and $1,300,504 of securities that were transferred into Level 3 that did not have enough observable data to include in Level 2 at December 31, 2008.

        (C)  Excludes host accretion and the timing of posting index credits, which are included with interest credited to policyholder account balances in the Consolidated Statements of Income.

4.      Investments and Investment Income

        Fixed Maturities and Equity Security Investments
        The amortized cost, estimated fair value, gross unrealized gains and gross unrealized losses of fixed maturities and equity securities classified as available-for-sale at December 31, 2008 and 2007 are as follows:

                                                                     December 31, 2008
                                        -------------------------------------------------------------------------
                                                                Gross             Gross            Estimated
                                            Amortized         Unrealized        Unrealized           Fair
                                              Cost              Gains             Losses             Value
Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                             $ 3,937,261        $ 206,003          $ 57,411         $ 4,085,853
    Corporate securities                        8,244,486          111,253         1,489,118           6,866,621
    Mortgage-backed securities                 10,045,328          437,696         1,141,374           9,341,650
    Other debt securities                         115,050            1,254            10,044             106,260
                                        ------------------  ---------------   ---------------  ------------------
              Total fixed maturities           22,342,125          756,206         2,697,947          20,400,384
Equity securities                                 487,089            7,640           107,643             387,086
                                        ------------------  ---------------   ---------------  ------------------
              Total available-for-
               sale                           $22,829,214        $ 763,846        $2,805,590         $20,787,470
                                        ------------------  ---------------   ---------------  ------------------

                                                                  December 31, 2007
                                        -------------------------------------------------------------------------
                                                                Gross             Gross            Estimated
                                            Amortized         Unrealized        Unrealized           Fair
                                              Cost              Gains             Losses             Value
Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                             $ 4,179,199        $ 117,590          $  7,817         $ 4,288,972
    Corporate securities                        7,327,109           76,913           219,768           7,184,254
    Mortgage-backed securities                  8,424,741          121,926           169,852           8,376,815
    Other debt securities                         120,011            4,406             3,407             121,010
                                        ------------------  ---------------   ---------------  ------------------
              Total fixed maturities           20,051,060          320,835           400,844          19,971,051
Equity securities                                 519,394            4,504            67,789             456,109
                                        ------------------  ---------------   ---------------  ------------------
              Total available-for-
               sale                           $20,570,454        $ 325,339         $ 468,633         $20,427,160
                                        ------------------  ---------------   ---------------  ------------------

        The following table shows the Company's gross unrealized losses and fair value on its available for sale securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

                                                                December 31, 2008
                           ---------------------------------------------------------------------------------------------
                               Less than 12 months              12 months or more             Total
                           -----------------------------   ----------------------------   ------------------------------
                               Fair         Unrealized         Fair        Unrealized         Fair         Unrealized
                               Value          Losses          Value          Losses           Value          Losses

Fixed maturities
   US Treasury and other
    U.S. Government
    corporations and
    agencies                   $ 616,507      $  28,103       $ 294,690      $  29,308       $  911,197       $  57,411
   Corporate securities        2,113,083        474,514       3,209,972      1,014,604        5,323,055       1,489,118
   Mortgage-backed
    securities                 1,994,476        323,106       1,618,594        818,268        3,613,070       1,141,374
   Other debt securities          37,566          2,589          42,214          7,455           79,780          10,044
                           --------------  -------------   -------------  -------------   --------------  --------------
           Total fixed
            maturities         4,761,632        828,312       5,165,470      1,869,635        9,927,102       2,697,947
Equity securities                 52,359          9,190         189,218         98,453          241,577         107,643
                           --------------  -------------   -------------  -------------   --------------  --------------
           Total available-
            for-sale          $4,813,991      $ 837,502      $5,354,688    $ 1,968,088     $ 10,168,679     $ 2,805,590
                           --------------  -------------   -------------  -------------   --------------  --------------

                                                                 December 31, 2007
                           ---------------------------------------------------------------------------------------------
                               Less than 12 months              12 months or more             Total
                           -----------------------------   ----------------------------   ------------------------------
                               Fair         Unrealized         Fair        Unrealized         Fair         Unrealized
                               Value          Losses          Value          Losses           Value          Losses

Fixed maturities
   US Treasury and other
    U.S. Government
    corporations and
    agencies                   $ 295,942       $  2,913       $ 385,843       $  4,904       $  681,785        $  7,817
   Corporate securities        1,788,513         97,440       2,234,024        122,328        4,022,537         219,768
   Mortgage-backed
    securities                 1,868,416         97,395       1,068,697         72,457        2,937,113         169,852
   Other debt securities           5,180             15          42,758          3,392           47,938           3,407
                           --------------  -------------   -------------  -------------   --------------  --------------
           Total fixed
            maturities         3,958,051        197,763       3,731,322        203,081        7,689,373         400,844
Equity securities                234,423         42,717         105,364         25,072          339,787          67,789
                           --------------  -------------   -------------  -------------   --------------  --------------
           Total available-
            for-sale          $4,192,474      $ 240,480      $3,836,686      $ 228,153      $ 8,029,160       $ 468,633
                           --------------  -------------   -------------  -------------   --------------  --------------

        At December 31, 2008, the Company held approximately 4,269 positions in fixed income and equity securities. The above table, as of December 31,
        2008 includes 1,591 securities of 700 issuers. Approximately 94% of the unrealized losses on fixed maturities at December 31, 2008 were securities rated investment grade. Investment grade securities are defined as those securities rated AAA through BBB- by Standard & Poors.
        Approximately 6% of the unrealized losses on fixed maturities at
        December 31, 2008 were on securities rated below investment grade.
        Equity securities in the above table consist primarily of non-redeemable preferred stocks. These securities are reviewed for impairment in the same manner as the fixed income securities. The Company monitors the financial position and operations of the issuers rated below investment grade and certain investment grade securities in cases where the Company has concerns about credit quality. In determining whether an unrealized loss is other than temporary, the Company will consider factors such as business prospects, status of issuer industry, security ratings, size and length of time the security has been in an unrealized loss position and the Company's intent and ability to hold the security until it recovers its value. The Company monitors securities that have a fair value less than 80 percent of amortized cost. In some cases a security will be considered impaired if its fair value is less than 80 percent of its amortized cost for a period of greater than twelve months. At
        December 31, 2008, fixed income and equity securities in an unrealized loss position had fair value equal to approximately 79% of amortized cost.

        During 2008, the general credit markets experienced historic volatility and there were liquidity issues in most credit sectors of the economy.
        This volatility and illiquidity impacted many of the markets where the
        Company trades its fixed income securities. The Company performed its review for other than temporary impairments taking into consideration the historic fluctuations in the U. S. and global credit markets. A substantial amount of the Company's unrealized losses at December 31,
        2008 were in corporate securities and mortgage-backed securities, specifically commercial mortgage backed securities ("CMBS"). Widening credit spreads and illiquidity in certain corporate credit markets has impacted the fair values of corporate securities. The Company closely monitors the fair values of these corporate securities and recognizes a loss when it determines the decrease in fair value is due to circumstances other than changes in general market conditions. A majority of the impairment losses recognized during 2008 were related to corporate securities, which included private placements, asset-backed securities and preferred stocks. The reduction in fair values of the
        Company's CMBS portfolio is primarily related to widening spreads and the evaporation of liquidity within the sector. At December 31, 2008, the amortized cost of the Company's CMBS portfolio was approximately
        $1.7 billion and the fair value was approximately $0.9 billion resulting in an unrealized loss of $0.8 billion. There is very little trading occurring in the CMBS market due to the wide spreads embedded in the bid prices and a lack of security holders willing to sell at these price levels. A significant amount of the unrealized losses on the CMBS have occurred in the last quarter of 2008. In addition, several market makers have recently pulled back from trading these securities. As a result, the fair values of the Company's CMBS are at levels the Company does not consider reasonable or permanent. The Company has reviewed payment performance, delinquency rates, credit enhancements within the security structures and monitored the credit ratings of all its CMBS holdings.
        Currently all CMBS are paying principal and interest according to the contractual terms of the security. As a result of the CMBS review and the short time period the unrealized losses have been present, the
        Company has determined the reductions in fair value of its CMBS holdings are temporary and no adjustment for losses has been made as of December
        31, 2008.

        At December 31, 2008, the Company has the ability and intent to hold the securities that are in an unrealized loss position until the fair value increases to amortized cost, which may be maturity. Equity securities typically do not have a maturity or redemption date and the Company takes this fact into consideration when determining whether it has the intent to hold the security until recovery. Therefore, the Company does not consider these securities to be other than temporarily impaired at
        December 31, 2008.

        As a result of the Company's review of other than temporary impairments of investment securities, the Company took write-downs during 2008, 2007 and 2006 as summarized in the following table:

                                                                               2008                2007                 2006
General Description
Asset-backed securities                                                       $  16,176           $   2,506              $     -
Corporate bonds                                                                  20,156               1,743                1,347
Private placements                                                               31,697               2,540                    -
CMO - residential                                                                11,142                   -                    -
Preferred stock                                                                   8,233                   -                    -
Commercial mortgage loans                                                             -                 605                    -
                                                                      ------------------  ------------------   ------------------

 Total other than temporary impairment losses                                 $  87,404           $   7,394            $   1,347
                                                                      ------------------  ------------------   ------------------

        The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 2008 and 2007, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       2008                                     2007
                                                   -------------------------------------  ---------------------------------------
                                                        Amortized            Estimated           Amortized            Estimated
                                                          Cost              Fair Value             Cost              Fair Value

Due in one year or less                                 $  118,375           $  110,912          $  131,737           $  131,395
Due after one year through five years                    1,452,782            1,261,673           1,281,001            1,283,263
Due after five years through ten years                   3,043,991            2,480,291           2,989,058            2,950,440
Due after ten years                                      7,681,649            7,205,858           7,224,523            7,229,138
Securities not due at a single maturity date
  (primarily mortgage-backed securities)                10,045,328            9,341,650           8,424,741            8,376,815
                                                   ----------------   ------------------  ------------------   ------------------
              Total fixed maturities                   $22,342,125          $20,400,384         $20,051,060          $19,971,051
                                                   ----------------   ------------------  ------------------   ------------------

        Midland National is a member of the Federal Home Loan Bank of Des Moines
        ("FHLB"). In order to maintain its membership, the Company was required to purchase FHLB equity securities that total $25,619 as of December 31,
        2008. These securities are included in equity securities and are carried at cost which approximates fair value. Resale of these securities is restricted only to FHLB. As a member of FHLB, the Company can borrow money, provided that FHLB's collateral and stock ownership requirements are met. The maximum amount the Company can borrow is twenty times its
        FHLB investment. The interest rate and repayment terms differ depending on the type of advance and the term selected. At December 31, 2008 and
        2007, the Company had an outstanding advance of $349,870 and $25,000, respectively from FHLB (see Note 6).

        Investment Income and Investment Gains (Losses) Major categories of investment income are summarized as follows:

                                                                  2008               2007               2006

Gross investment income
    Fixed maturities                                           $1,090,408          $ 980,599          $ 904,843
    Equity securities                                              21,087             30,345             37,361
    Mortgage loans                                                 17,853             18,370             22,362
    Policy loans                                                   22,155             21,333             20,640
    Short-term investments                                         11,356             23,435             20,836
    Derivative instruments                                        (93,490)           118,670             39,534
    Other invested assets                                          12,281             74,583             37,132
                                                         -----------------  -----------------  -----------------
              Total gross investment income                     1,081,650          1,267,335          1,082,708
Less:  Investment expenses                                        115,210            131,697            129,268
                                                         -----------------  -----------------  -----------------
              Net investment income                             $ 966,440         $1,135,638          $ 953,440
                                                         -----------------  -----------------  -----------------

        Investment expenses primarily consist of investment advisor fees, interest expense on securities lending, interest on FHLB advances and interest related to derivative collateral liabilities.

        The major categories of realized investment gains (losses) reflected in the statements of income are summarized as follows:

                                                                  2008               2007               2006

Fixed maturities                                                 $  55,677          $  81,427          $ (28,021)
Equity securities                                                  (25,705)           (10,195)            (1,478)
Mortgage loans                                                           -               (560)             2,300
Gain on termination of swaps                                             -                  -                481
Short-term investments                                                 399              1,265                552
                                                          -----------------  -----------------  -----------------
              Net investment gains (losses)                      $  30,371          $  71,937          $ (26,166)
                                                          -----------------  -----------------  -----------------

        Included in realized investment gains (losses) on the fixed maturities in 2008, 2007 and 2006 are gains of $6,771, $1,560 and $9,147, respectively, related to recoveries from Enron, Inc. and WorldCom, Inc.
        The Company sold its investments in Enron, Inc. and WorldCom, Inc. in
        2001 and 2002 and recorded a pre-tax loss of $45,951. The recoveries, which cumulatively total $17,478 are the result of a federal securities law class actions brought on behalf of Enron, Inc. and WorldCom, Inc.
        securities purchasers against various parties involved with Enron, Inc.
        and WorldCom, Inc.

        During 2006, the Company terminated interest rate swaps in situations where the underlying hedged assets were either called or sold. These swaps were previously accounted for as effective cash flow hedges and the proceeds from termination are reflected as realized gains or losses.
        In 2006 the Company terminated effective cash flow interest rate swaps with notional amounts of $116,500 and realized net gains on the terminations of $481.

        Proceeds from the sale of available for sale securities and the gross realized gains and losses on these sales (prior to gains (losses) ceded and excluding other than temporary impairments, maturities, calls, and prepayments) during 2008, 2007 and 2006 were as follows:

                                         2008                           2007                         2006
                            -------------------------------  --------------------------- -----------------------------
                                 Fixed           Equity         Fixed         Equity         Fixed          Equity
                               Maturities      Securities     Maturities    Securities     Maturities     Securities

Proceeds from sales             $  7,203,254     $ 138,230    $ 8,029,528     $ 583,672    $ 11,022,004     $ 855,462
Gross realized gains                 200,056         1,014         54,114         5,334          27,994         3,591
Gross realized (losses)              (68,395)      (18,485)       (54,065)      (15,325)        (78,699)       (4,724)

        Credit Risk Concentration
        The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government
        Agency or Authority, the Company had the following investments which exceeded 10% of the Company's stockholder's equity at December 31, 2008.

        Investment Category                                        Amount
                                                               ---------------
        Liberty Lighthouse                                         $  726,676
        Wilshire, PA                                                  205,457
        Multi Strategy Fund Trust                                     136,141
        Div Financial SSNR Funding Trust                              118,204

        Variable Interest Entities
        In January 2003, the FASB issued Financial Interpretation No. 46
        (revised December 2003) ("FIN 46(R)"), Consolidation of Variable
        Interest Entities. Under FIN 46(R), a company is required to consolidate a variable interest entity ("VIE") if the company is the primary beneficiary of the VIE. A VIE is defined as an entity whose equity investors do not have a controlling financial interest or do not have sufficient capital at risk for the entity to finance its activities without additional financial support from other parties. A company is deemed to be the primary beneficiary of a VIE if it expects to absorb a majority of the entities losses or receive a majority of the VIE's residual returns, or both.

        During 2008, the Company became a limited partner in a variable interest entity and the Company is considered the primary beneficiary. As such, the assets, liabilities and results of operations and cash flows of the variable interest entity have been consolidated in the accompanying consolidated financial statements. The variable interest entity,
        Guggenheim Partners Opportunistic Investment Grade Securities Fund, LLC
        (the "Fund"), is a private investment company that seeks to maximize total return by investing in a variety of fixed income sectors and assets. The Company holds a 62.9% interest in the Fund. North American holds a 31.4% interest in the Fund. The general partner of the Fund is a related party, Guggenheim Partners Asset Management, Inc. The Fund reports unrealized gains and losses on investments as a component of net income; therefore the Company reports these unrealized gains and losses in the same manner. The amount of unrealized gain in 2008 of $27,442 is reported in the accompanying Consolidated Statements of Income as net unrealized gain from variable interest entity. The other operations of the Fund are reported as components of net investment income and net realized investment gains. The income before taxes from the Fund in 2008 was $26,658, of which $8,379 is allocated to the interests held by North
        American and $1,523 is allocated to noncontrolling interests. At
        December 31, 2008, the Fund had total assets of $372,647. Included in other liabilities at December 31, 2008 is $137,301 of minority interests of which $116,178 represents North American's interest and $21,123 represents noncontrolling interest.

        As of December 31, 2008, the Company has other investments in limited partnerships and private equity investments that are reviewed to determine if any are variable interest entities. Some of these investments are VIE's, but in each case the Company has determined it is not the primary beneficiary. In accordance with FIN 46(R) guidance, the
        Company will continue to evaluate its position in the future as circumstances may change and the entity could be determined to be a VIE and the Company could become a primary beneficiary, in which case the
        Company would consolidate the variable interest entity into its financial statements.

        Other
        At December 31, 2008 and 2007, securities amounting to $3,756 and
        $3,171, respectively, were on deposit with regulatory authorities as required by law. These consist of fixed maturity securities reported in the balance sheets at fair value and have an amortized cost of $3,338 and $3,041, respectively.

5.      Derivative Instruments and Hedging Activities

        Index Options and Futures
        The Company uses various derivative instruments to manage its exposure to interest rate risk and to meet its policy guarantee obligations. The
        Company has approximately $6,051,480 of annuity and universal life policy account value as of December 31, 2008 (net of ($2,432,179)
        annuities ceded to an unrelated reinsurer), that provide for a guaranteed base return and a higher potential return tied to several major equity market indexes. In order to fund these benefits, the
        Company purchases over-the-counter index options that compensate the
        Company for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. The Company also enters futures contracts to compensate it for increases in the same indexes. The Company classifies these as derivative instruments. The
        Company amortizes the cost of the index options against investment income over the term of the option, which is typically one year. The futures contracts have no initial cost and are marked to market daily.
        That daily mark-to-market is settled through the Company's variation margin accounts maintained with the counterparty. In accordance with
        SFAS No. 133 as amended, the Company reports the change in the fair value of index options and the change in the futures variation margin accounts as gain (loss) on derivatives, which amounts were ($192,149) in
        2008, ($134,767) in 2007 and $77,227 in 2006. Offsetting these amounts are the changes in fair value of the derivatives embedded in the equity indexed product liabilities, which amounts were $253,071 in 2008,
        $81,716 in 2007 and ($19,781) in 2006. When the options and futures contracts mature, the value received by the Company is reflected as investment income ($19,433, $321,521 and $203,712 in 2008, 2007 and
        2006, respectively) offset by the amount credited to the policyholder
        ($19,239, $301,939 and $190,534 in 2008, 2007 and 2006, respectively).

        The fair value of the embedded options related to the policyholder obligations (liability values) is based upon current and expected index levels and returns as well as assumptions regarding general policyholder behavior, primarily lapses and withdrawals. These projected benefit values are discounted to the current date using an assumed interest rate consistent with the duration of the liability adjusted to reflect the
        Company's credit risk and additional provision for adverse deviation.
        This value is then compared to the carrying value of the liability to calculate any gain or loss that is reflected in the statements of income as a gain (loss) on derivatives. To the extent that these changes in values impact the earnings pattern of the product and thus the amortization pattern of the DAC and DSI, an adjustment to the amortization of DAC and DSI is made.

        The following relates to the options and futures owned
        as of December 31:

                                                  2008               2007

        Net notional amount                     $3,304,645         $5,481,581
        Amortized cost of options                   92,013            138,652
        Estimated fair value of assets              79,155            176,641

        The Company has two coinsurance with funds withheld reinsurance agreements with an unaffiliated reinsurer that fall under the guidance of SFAS No. 133 Implementation Issue No. B36. Under this pronouncement, the Company's reinsurance agreements contain embedded derivatives that require bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the credit worthiness of the
        Company. The embedded derivatives contained in the funds withheld liability are similar to a total return swap since the Company cedes the total return on a designated investment portfolio to the outside reinsurer. This liability is netted in the balance sheets in reinsurance receivables. The reinsurer assumes the interest credited to the policyholders on the policies covered by the treaties, which interest is relatively fixed. The Company has developed models based on the expected cash flows of the ceded annuity business to estimate the fair value of the policy liabilities. The value of the derivatives embedded in the funds withheld coinsurance agreements is equal to the difference between the fair value of the assets in the portfolio designated under the coinsurance agreements and the fair value of the policy liabilities estimated from the cash flow models. The net change in the reported value of the embedded derivatives was a loss of $68,588 in 2008, a gain of $176,391 in 2007, and a loss of $18,703 in 2006, and is reported in net gain (loss) on derivatives in the statements of income.

        Cash Flow Hedges
        The Company has a number of investments which pay interest on a variable rate tied to a benchmark interest rate. The Company has entered into interest rate swaps that effectively convert the variable cash flows to fixed over the life of the swaps. These swaps pay the Company fixed rates while the Company is obligated to pay variable rates based on the same benchmark interest rate as the hedged asset. The swaps are part of the Company's overall risk and asset-liability management strategy to reduce the volatility of cash flows and provide a better match to the characteristics of the Company's liabilities. These swaps are accounted for as cash-flow hedges and are reported at fair value ($3,525 in 2008 and $2,739 in 2007) in the balance sheets with the change in fair value reported as a component of other comprehensive income for the effective portion of the hedge ($786 in 2008, $3,867 in 2007 and ($6,782) in
        2006). The cash-flow hedge swaps have stated maturities of 2025.
        Periodic cash flow interest swap settlements and current period changes in the swap accruals are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals.

        The following summarizes the cash-flow hedge interest rate swaps at
        December 31:

                                                   2008           2007

        Notional amounts                          $23,810       $125,810
        Fixed rates to receive (range)             5.74%       5.49% to 5.74%
        Current variable rates to pay (range)      3.12%       4.79% to 5.39%

        Fair Value Hedges
        The Company has entered into interest rate swap agreements that pay a variable rate of interest to the Company and the Company pays a fixed rate of interest to the counterparty. These swaps hedge the fair value of specific available-for-sale fixed income securities and are important components of the Company's asset-liability management. It is anticipated that changes in the fair values of the fixed income securities due to changes in interest rates will be offset by a corresponding opposite change in the fair values of the interest rate swaps. These swaps are considered effective hedges and are reported in the balance sheets at fair value ($(817) in 2008 and ($286) in 2007)
        with the changes in fair value of the swaps and hedged
        available-for-sale fixed income investments reported as components of net gains on derivatives in the statements of income (($3,761) in 2008,
        ($1,548) in 2007 and $735 in 2006). The fair value hedge swaps have stated maturities ranging from 2009 to 2010. Periodic fair value interest swap settlements and current period changes in the swap accruals are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated
        fair value of the applicable interest rate swaps excludes the current period accruals.

        The following table summarizes the fair value interest rate swaps and hedged available-for-sale fixed income securities:

                                                     2008              2007

    Notional amounts                                $23,450           $68,232
    Fixed rates to pay (range)                  3.08% to 4.39%    3.20% to 4.45%
    Current variable rates to receive (range)   4.08% to 4.45%    4.82% to 5.51%

        Other Derivatives
        The Company has also entered into interest rate floor, interest rate swap and credit default swap agreements to help manage its overall exposure to interest rate changes and credit events. These swaps do not hedge specific assets or liabilities and as such are not accounted for as effective hedges. Included in the non-hedge swaps are credit default swaps where the Company is a protection provider and a protection buyer.
        During 2008, the Company purchased interest rate floor agreements to protect itself against interest rates decreasing below its policy reserve guarantees. In accordance with SFAS 133, these swaps and floors are reported at fair value (($21,570) in 2008 and ($6,286) in 2007) in the balance sheets and changes in the fair value ($23,568) in 2008,
        ($5,756) in 2007 and $2,789 in 2006) are reported as a component of net
        (losses) gains on derivatives in the statements of income. Included in the non-hedge swaps is the ineffective portions of cash flow and fair value interest rate swaps. The non-hedge swaps have stated maturities ranging from 2009 to 2026. Periodic interest rate and credit default swap settlements and current period changes in the swap accruals for these non-hedge swaps are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate and credit default swaps excludes the current period accruals.

        The following table summarizes the interest rate and credit default swaps and interest rate floors not accounted for as effective hedges:

                                                                               2008                   2007

Notional amounts, interest rate swaps                                         $76,181               $148,089
Notional amounts, credit default swaps (protection buyer)                     249,625                111,300
Notional amounts, credit default swaps (protection provider)                  56,000                 122,000
Notional amounts, interest rate floors                                        113,000                   -
Fixed rates, interest rate swaps (range)                                  1.20% to 5.66%         3.88% to 5.66%
Current variable rates, interest rate swaps (range)                       1.44% to 5.25%         4.99% to 5.40%
Credit default swaps, receive                                             0.50% to 1.18%         0.50% to 1.18%
Credit default swaps, pay                                                 0.12% to 5.25%         0.11% to 0.32%
Interest rate floors, strike rates                                             3.00%                    -

        Collateral posted by counterparties at December 31, 2008 and 2007, applicable to derivative instruments was $16,180 and $108,552, respectively, and is reflected in the balance sheet in short-term investments. The obligation to repay the collateral is reflected in the balance sheet in repurchase agreements, other borrowings and collateral on derivatives. Collateral posted by the Company at December 31, 2008 applicable to derivative instruments was $38,610 and is reflected in the balance sheets as other receivables.

6.      Borrowings

        At December 31, 2008 and 2007, the Company has outstanding borrowings of
        $349,870 and $25,000, respectively, from the FHLB in accordance with the terms of its membership agreement. The purpose of the borrowings is to complement the Company's security lending program. The borrowings are reported as a component of repurchase agreements, other borrowings and collateral on derivatives. The borrowings outstanding at December 31,
        2008 have maturity dates in February 2009.

        The interest rates on the outstanding borrowings range from 1.35% to
        3.38%. The Company renewed its borrowings on various dates during
        February 2009 for various maturity dates in 2009 at interest rates that range from 1.21% to 1.40%. Interest expense incurred during 2008 and
        2007 was $5,044 and $449, respectively and is reported as a component of net investment income. The fair value of this borrowing approximates its reported value due to its short maturity.

        In accordance with the FHLB membership agreement, the Company was required to purchase $14,507 and $1,113 of additional FHLB common stock during 2008 and 2007, respectively, representing 4.5% of the amounts borrowed in 2008 and 2007. In addition, the Company has posted agency
        MBS/CMO fixed income securities with fair values in excess of the amount of the borrowing as collateral.

7.      Property, Plant and Equipment

        The following summarizes property, plant and equipment:

                                     Range of
                                   Useful Lives
                                                          2008         2007

    Land and land improvements       20 years           $  3,790     $  6,564
    Buildings and improvements    39 - 40 years           22,282        5,915
    Equipment                     5 - 10 years            11,545       11,551
    Other                         3 - 10 years            29,301       25,788
                                                     ------------  -----------
                                                       $  66,918    $  49,818
    Accumulated depreciation                             (21,570)     (19,501)
                                                     ------------  -----------
                                                       $  45,348    $  30,317
                                                     ------------  -----------

        Depreciation expense was $3,898 and $3,551 for the years ended December
        31, 2008 and 2007, respectively.

        At December 31, 2008, additions to property, plant and equipment primarily consisted of a new home office building for the insurance operations in Sioux Falls, South Dakota. Construction commenced in 2007 and the facility was completed in late 2008 with occupancy in early
        2009. The previous home office building, which is included in the 2008 and 2007 reported balances above, is under an agreement of sale, which will be completed shortly after the Company vacates the former facility.
        The anticipated sale will not result in a material gain or loss.
        Property, plant and equipment is reported in the balance sheet as a component of other receivables, other assets and property, plant and equipment.

8.      DAC, DSI and PVFP

        Policy acquisition costs of new and acquired business, deferred and amortized for the years ended December 31, 2008, 2007 and 2006 are as follows:

                                                                     2008               2007               2006

DAC, beginning of year                                             $1,422,862         $1,341,489         $1,198,367
Commissions deferred                                                  199,305            185,358            218,882
Underwriting and acquisition expenses deferred                         39,864             42,299             36,418
Change in offset to unrealized losses                                 527,048             85,062             54,707
Amortization related to operations                                   (180,014)          (173,310)          (142,048)
Amortization related to realized gains                                (14,440)           (26,891)                 -
Amortization related to SFAS No. 133                                   18,139            (31,145)           (24,837)
                                                              ----------------   ----------------   ----------------
DAC, end of year                                                   $2,012,764         $1,422,862         $1,341,489
                                                              ----------------   ----------------   ----------------

        The composition of DSI for the years ended December 31, 2008, 2007 and
        2006 is summarized below:

                                                                  2008               2007               2006

DSI, beginning of year                                           $ 442,770          $ 414,545          $ 354,330
Sales inducements costs deferred                                    96,598             82,688            103,768
Change in offset to unrealized losses                              298,904             25,871              6,344
Amortization related to operations                                 (60,326)           (53,727)           (31,086)
Amortization related realized gains                                 (8,402)            (5,279)                 -
Amortization related to SFAS No. 133                                (5,353)           (21,328)           (18,811)
                                                          -----------------  -----------------  -----------------
DSI, end of year                                                 $ 764,191          $ 442,770          $ 414,545
                                                          -----------------  -----------------  -----------------

        The composition of the PVFP for the years ended December 31, 2008, 2007 and 2006 is summarized below:

                                                                  2008               2007               2006

PVFP, beginning of year                                          $  28,767          $  34,129          $  39,017
Change in offset to unrealized losses                                7,677                  -                  -
Amortization                                                        (2,424)            (5,362)            (4,888)
                                                           ----------------   ----------------   ----------------
PVFP, end of year                                                $  34,020          $  28,767          $  34,129
                                                           ----------------   ----------------   ----------------

9.      Reinsurance

        The Company is involved in both the cession and assumption of life and annuity reinsurance with other companies. Reinsurance premiums and claims ceded and assumed for the years ended December 31 are as follows:

                                               2008                              2007                          2006
                                 ---------------------------------   ----------------------------  -----------------------------
                                       Ceded           Assumed          Ceded         Assumed         Ceded          Assumed

Premiums and deposits
   on investment contracts              $  661,616         $  839        $750,611         $  787       $830,945          $  738
Claims and investment
   contract withdrawals                    192,187          1,576         165,611          4,155        142,039           4,493

        The Company generally reinsures the excess of each individual risk over
        $1,000 on ordinary life policies in order to spread its risk of loss.
        Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for certain of the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk. The Company generally only reinsures with companies rated "A" or better by A.M. Best. The Company monitors these ratings on an on-going basis as it is at risk that a reinsurer may be downgraded after an agreement has been entered.

        In addition to the risk reinsurance described above, the Company is also party to two funds withheld coinsurance agreements with a third-party reinsurer. These are indemnity agreements that cover 50% of substantially all policies issued from January 1, 2002 through March 31,
        2005 and since March 1, 2008 and 60% of substantially all policies issued from April 1, 2005 through February 29, 2008 of specific annuity plans. In these agreements, the Company agrees to withhold, on behalf of the assuming company, assets equal to the statutory reserve associated with these policies. The Company has netted the funds withheld liability of $3,602,226 and $3,320,340 against the reserve credits of $4,270,520 and $4,111,146 in reinsurance receivables in the December 31, 2008 and
        2007, respectively, balance sheets.

        Premiums, interest sensitive life and investment product charges, and benefits incurred are stated net of the amounts of premiums and claims assumed and ceded. Policyholder account balances, policy benefit reserves, and policy claims and benefits payable are reported gross of the related reinsurance receivables. These receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

10.     Accumulated Other Comprehensive (Loss) Income

        The components of accumulated other comprehensive (loss) income are as follows:

                                                                                     2008               2007

Net unrealized (loss) gain - available-for-sale securities                       $ (2,060,259)        $ (138,287)
Net unrealized gain (loss) - derivative instruments                                     3,525              2,739
Intangibles                                                                           864,200             58,858
Pension
      Unrecognized actuarial net losses                                                (8,603)            (5,007)
Post-retirement
      Unrecognized actuarial net losses                                                (1,434)            (3,919)
      Unrecognized prior service cost                                                    (368)               169
Deferred income taxes                                                                 421,029             29,907
                                                                             -----------------  -----------------

      Accumulated other comprehensive loss                                         $ (781,910)         $ (55,540)
                                                                             -----------------  -----------------

        The following table sets forth the changes in each component of accumulated other comprehensive loss.

                                                                                     2008               2007               2006

Net unrealized loss available-for-sale securities                                $ (1,892,001)        $ (147,158)        $ (124,183)
Reclassification adjustment for (gains) losses released
      into income                                                                     (29,971)           (71,232)            29,499
Net unrealized gain (loss) - derivatives                                                  786              3,868             (6,782)
Impact of intangibles                                                                 805,342            110,933             61,051
Additional pension liability
      Amortization of net gain in net periodic benefit expense                            224                164                  -
      Net (loss) gain recognized in accrued benefit costs                              (3,820)             2,000              1,003
Additional post-retirement liability:
      SFAS No. 158 adoption adjustment                                                      -             (3,750)                 -
      Amortization of net loss in net periodic benefit expense                            (32)                 -                  -
      Amortization of prior service costs                                                  75                  -                  -
      Net gain recognized in accrued benefit costs                                      2,517                  -                  -
      Prior service costs arising in current year                                        (612)                 -                  -
Deferred income taxes                                                                 391,122             36,812             13,794
                                                                             -----------------  -----------------  -----------------
      Net other comprehensive loss                                                 $ (726,370)         $ (68,363)         $ (25,618)
                                                                             -----------------  -----------------  -----------------

        The unrealized investment (loss) gain on available for sale securities and derivative instruments is adjusted by intangibles (DAC, DSI and
        PVFP) and deferred income taxes and is included in the statements of stockholder's equity.

11.     Income Taxes

        The significant components of the provision for income taxes are as follows:

                                                                2008               2007               2006

Current                                                          $ 117,853          $  86,009          $  68,577
Deferred                                                            17,678             48,077             12,326
                                                          -----------------  -----------------  -----------------
              Total federal income tax expense                   $ 135,531          $ 134,086          $  80,903
                                                          -----------------  -----------------  -----------------

        The components of the federal income tax asset are as follows:

                                                                                     2008               2007

Net deferred income tax asset                                                       $ 506,432          $ 132,987
Income taxes currently (payable) receivable                                           (32,339)            24,580
                                                                             -----------------  -----------------
              Total income tax asset                                                $ 474,093          $ 157,567
                                                                             -----------------  -----------------

        The difference between the provision for income taxes attributable to income before income taxes and the amounts that would be expected using the U.S. Federal statutory income tax rate of 35% in 2008, 2007 and 2006 are as follows:

                                                                  2008               2007               2006

At statutory federal income tax rate                             $ 133,073          $ 136,312          $  83,027
Dividends received deductions                                         (997)            (1,551)              (835)
Other, net                                                           3,455               (675)            (1,289)
                                                          -----------------  -----------------  -----------------
              Total income tax expense                           $ 135,531          $ 134,086          $  80,903
                                                          -----------------  -----------------  -----------------

        The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31, 2008 and 2007 are as follows:

                                                                                      2008               2007

Deferred income tax assets
    Policy liabilities and reserves                                                 $ 555,160          $ 598,525
    Investments                                                                       737,552             50,082
    Other, net                                                                         65,137             31,475
                                                                                  ------------  -----------------
              Total deferred income tax assets                                      1,357,849            680,082
                                                                                  ------------  -----------------
Deferred income tax liabilities
    Present value of future profits of acquired business                               (9,220)           (10,068)
    Deferred policy acquisition costs and deferred sales inducements                 (842,197)          (537,027)
                                                                                  ------------  -----------------
              Total deferred income tax liabilities                                  (851,417)          (547,095)
                                                                                  ------------  -----------------
              Net deferred income tax asset                                         $ 506,432          $ 132,987
                                                                                  ------------  -----------------

        In assessing the realizability of deferred tax assets, management considers whether it is more likely than not, that some portion or all of the deferred tax assets will not be realized. Based on management's analysis of the realization of deferred tax assets, it is management's opinion that the Company will have sufficient future taxable income to realize all of the deferred tax assets at December 31, 2008, and no valuation allowance is necessary.

        In June 2006, the FASB issued FASB interpretation No. 48, Accounting for
        Uncertainty in Income Taxes ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes in an entity's financial statements pursuant to SFAS Statement No. 109, Accounting for Income Taxes, and
        provides thresholds for recognizing and measuring benefits of a tax position taken or expected to be taken in a tax return.

        Midland National is considered public solely for purposes of SFAS 109 and FIN 48, and adopted FIN 48 as of January 1, 2007. Consequently,
        Midland National recognizes tax benefits only on tax positions where it is "more likely than not" to prevail. There was no effect on Midland
        National's financial statements from adopting FIN 48.

        The Company's subsidiary, SFG Reinsurance Company, has elected to defer the application of FIN 48 until 2009 in accordance with FSP FIN 48-3 which permits this deferral for non-public entities.

        A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows:

                                                                                            2008               2007

Balance at January 1                                                                       $  1,407           $  1,257
Additions based on tax positions related to the current year                                    596                  -
Reductions based on tax positions related to the current year                                  (775)                 -
Additions based on tax positions related to prior years                                       7,547                150
Settlements/Statute expiration                                                                 (800)                 -
                                                                                   -----------------  -----------------
Balance at December 31                                                                     $  7,975           $  1,407
                                                                                   -----------------  -----------------

        The Company anticipates it is reasonably possible that the unrecognized benefits will decrease in the range of $183 to $4,375 by the end of
        2009. The Company recognizes interest and/or penalties as a component of tax expense. The Company had approximately $489 and $23 of accrued interest and penalties at December 31, 2008 and 2007, respectively.

        In 2007, the Internal Revenue Service (IRS) commenced an examination of the Company's income tax returns for 2004 through 2006. The examination was in progress at December 31, 2008.

12.     Statutory Financial Data and Dividend Restrictions

        The Company is domiciled in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners
        ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.

        The prescribed and permitted practices used by the Company include the following:

        1.     In 2006 Iowa issued a prescribed practice that allows other than market value for assets held in separate accounts where general account guarantees are present on such separate accounts. As a result, the Company carries the assets of the separate accounts related to its bank owned life insurance products at book value.

        2.     In 2008 Iowa issued a prescribed practice to account for call option derivative assets that hedge the growth in interest credited to the hedged policy as a direct result of changes in the related indices at amortized cost. The prescribed practice also provides guidance to determine indexed annuity reserve calculations based on the Guideline 35 Reserve assuming the market value of the call option(s) associated with the current index term is zero, regardless of the observable market for such option(s). At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance. The Company adopted this prescribed practice in
               2008.

        3.     In 2008 Iowa issued the Company a permitted practice to determine the amount of deferred income taxes assets ("DTA") that it can admit based on a different set of parameters as compared to those prescribed in Statement of Statutory Accounting Principles No. 10
               - Income Taxes. Specifically, the amount of DTA's that can be admitted has changed from the amount expected to be realized within one year of the balance sheet date to the amount expected to be realized within three years of the balance sheet date. In addition, the limit on the amount of DTA's that an Iowa insurer can carry was increased from the NAIC limit of 10% to the Iowa limit of 15% of statutory capital and surplus (as adjusted).

        The combined effect of applying these prescribed and permitted practices in 2008 increased the Company's statutory-based surplus by $122,881. The risk-based capital excluding the effect of these prescribed and permitted practices would not have resulted in a regulatory trigger event.

        Generally, the net assets of an Iowa domiciled insurance company available for distribution to its stockholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends that can be paid by the Company during any
        12-month period, without prior approval of the Iowa insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The Company paid dividends of
        $46,740, $43,345 and $47,200 in 2008, 2007 and 2006, respectively.
        Dividends payable in 2009 up to approximately $124,000 will not require prior approval of regulatory authorities.

        The statutory net income of the Company for the years ended December 31,
        2008, 2007 and 2006, is approximately $111,000, $112,000 and $155,000, respectively, and reported capital and surplus at December 31, 2008,
        2007 and 2006, is approximately $1,240,000, $1,109,000 and $1,020,000, respectively, in accordance with statutory accounting principles.

13.     Operating Leases

        The Company leases certain equipment and office space. Rental expense on operating leases of approximately $3,948, $4,052 and $4,741, were incurred in 2008, 2007 and 2006, respectively. The approximate future minimum lease payments under non-cancellable leases at December 31,
        2008, are as follows:

        Year ending December 31,
        2009                                      $  2,519
        2010                                         2,146
        2011                                         2,197
        2012                                         2,231
        2013                                         2,169
        Thereafter                                   3,903
                                            ---------------
                                                  $ 15,165
                                            ---------------

14.     Employee Benefits Plans

        The Company participates in noncontributory defined benefit pension plan sponsored by SEI that covers certain full-time employees. Effective
        December 31, 2004, the plan sponsor approved a plan amendment to freeze the participants' accounts of the noncontributory defined benefit pension plan, which had the effect of establishing each participant's earned accrued benefit as of December 31, 2004. In addition, the participants' benefits shall be payable pursuant to the terms of the
        Plan to the extent each participant is or becomes 100% vested in such accrued benefits.

        In addition, the Company provides certain postretirement health care and life insurance benefits for eligible active and retired employees through health and welfare benefit plans.

        The following tables summarize the benefit obligations, the funded status and other additional information related to these plans as of
        December 31, 2008 and 2007. The pension benefit amounts reflect an allocation of the Company's portion of the SEI plan:

                                                                        Pension Benefits             Other Benefits
                                                                    --------------------------  -------------------------
                                                                         2008          2007          2008         2007
Obligation and funded status
Accumulated benefit obligation at December 31                          $ 32,884      $ 30,836      $ 13,319     $ 14,490
Fair value of plan assets at December 31                                 29,148        30,488             -            -
                                                                    ------------ -------------  ------------ ------------
Funded status at December 31                                            $(3,736)       $ (348)     $(13,319)    $(14,490)
                                                                    ------------ -------------  ------------ ------------
Accrued benefit liability recognized
 in financial statements                                                $(3,736)       $ (348)     $(13,319)    $(14,490)
                                                                    ------------ -------------  ------------ ------------

Changes in liability for benefits recognized in
 accumulated other comprehensive income (loss)
Beginning balance                                                       $(5,007)      $(7,171)      $(3,750)       $   -
Net gain amortized into net periodic benefit costs                          224             -            43            -
Net gain arising during the period                                       (3,820)        2,164         1,905            -
SFAS Statement No. 158 adoption adjustment                                    -             -             -       (3,750)
                                                                    ------------ -------------  ------------ ------------
Balance at December 31                                                  $(8,603)      $(5,007)      $(1,802)     $(3,750)
                                                                    ------------ -------------  ------------ ------------

Changes in deferred taxes recognized in
 accumulated other comprehensive income (loss)                          $ 1,259        $ (757)       $ (682)     $ 1,312
                                                                    ------------ -------------  ------------ ------------

                                                            Pension Benefits                         Other Benefits
                                                --------------------------------------- ----------------------------------------
                                                      2008          2007         2006          2008         2007          2006
Additional information
Net periodic benefit (income) costs                  $ (208)       $ (426)      $ (243)      $ 1,286      $ 1,778       $ 1,543
Employer contributions                                    -         1,231        2,591           509          397           300
Employee contributions                                    -             -            -           113          106           107
Benefit payments                                        529           444          322           622          503           407

Actuarial assumptions
Weighted-average assumptions, used to
determine benefit obligations as of
December 31
    Discount rate                                  6.25%        6.25%         5.75%        6.25%         6.25%         5.75%
    Rate of compensation increase                   N/A          N/A           N/A         4.25%                -             -

Weighted-average assumptions used
 to determine net costs
 as of December 31
    Discount rate                                  6.25%        5.75%         5.50%        6.25%         5.75%         5.50%
    Expected return on plan assets                 7.50%        7.50%         7.50%                -            -             -
    Rate of compensation increase                   N/A          N/A           N/A         4.25%                -             -

        For measurement purposes, a 9.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2008. The rate was assumed to decrease gradually to 4.5% in 2013, and remain at that level thereafter.

        The measurement date for the plan was December 31, 2008.

        For 2008, the weighted average expected long-term rate of return on assets was 7.5%. In developing this assumption, the plan sponsor evaluated input from its third party pension plan asset managers, including their review of asset class return expectations and long-term inflation assumptions. The plan sponsor also considered its historical average return, which was in line with the expected long-term rate of return assumption for 2008.

        The defined benefit pension plan asset allocation as of the measurement date and target asset allocation, presented as a percentage of total plan assets, were as follows:

                                          2008
                                         Target      2008          2007

Fixed income and other securities            60%        65%          58%
Equity and equity correlated assets          35%        29%          41%
Other, including cash                         5%         6%           1%
                                        ---------  ---------   ----------

              Total                         100%       100%         100%
                                        ---------  ---------   ----------

        It is the plan sponsor's policy to invest pension plan assets in a diversified portfolio consisting of an array of assets matching the target asset allocations above. The investment risk of the assets is limited by appropriate diversification both within and between asset classes. The assets are managed with a view to ensuring that sufficient liquidity will be available to meet the expected cash flow requirements of the plan.

        The Company expects to contribute $0 to the pension plan in 2009.

        The following estimated future benefit payments, which reflect expected future service, as appropriate, are expected to be paid in the years indicated:

                                          Pension          Other
                                         Benefits         Benefits

        Year ending December 31,
        2009                              $  669          $  711
        2010                                 795             788
        2011                                 945             831
        2012                               1,116             835
        2013                               1,280             887
        2014-2018                          8,616           4,856

        In September 2006, the FASB issued SFAS No. 158, Employers Accounting for Defined Benefit and Other Retirement Plans-an amendment of FASB
        Statements Nos. 87, 88, 106 and 132 (R) ("SFAS 158"). SFAS 158 requires employers to recognize the overfunded or underfunded status of defined benefit pension and other postretirement benefit plans as an asset or liability in its financial statements, measured as the difference between the fair value of plan assets and the projected benefit obligation as of the end of our fiscal year end. SFAS 158 also requires employers to recognize changes in the funded status of defined benefit pension and other post retirement plans in the year in which the changes occur through other accumulated comprehensive income. This portion of
        SFAS 158 was effective for fiscal years ending after December 15, 2007 and was adopted by the Company in 2007. In addition, SFAS 158 also requires measurement of plan assets and benefit obligations as of the end of the employer's fiscal year beginning with fiscal years ending after December 15, 2008.

        The incremental effects of applying this Statement on the individual line items of the Company's Consolidated Balance Sheet as of December
        31, 2007 were as follows:

                                    Balance Before                 Balance After
                                     adoption of                    adoption of
                                       SFAS 158      Adjustments      SFAS 158

Federal Income tax asset             $   156,255     $    1,312     $   157,567
Other liabilities                    $   348,864     $    3,750     $   352,614
Accumulated other comprehensive
income (loss)                        $   (53,102)    $   (2,438)    $   (55,540)

        The Company also participates in a noncontributory Employee Stock
        Ownership Plan ("ESOP"), which is qualified as a stock bonus plan. All employees are eligible to participate in this plan upon satisfying eligibility requirements. The ESOP is sponsored by SEI. Each year the
        Company makes a contribution to the ESOP as determined by the Board of
        SEI. The contributions to the ESOP for 2008, 2007 and 2006 were $8,187,
        $6,119 and $6,634, respectively. The expense for 2008, 2007 and 2006 was
        $9,064, $8,397 and $6,026, respectively. All contributions to the ESOP are held in trust.

        Impact of Medicare Modernization Act on Postretirement Benefits FASB
        Staff Position ("FSP") FAS 106-2, Accounting and Disclosure Requirements
        Related to the Medicare Prescription Drug, Improvement and Modernization
        Act of 2004 ("FSP FAS 106-2") provides guidance on accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization
        Act of 2003 (the "Modernization Act"). The Modernization Act provides, among other things, a federal subsidy to plan sponsors who maintain postretirement health care plans that provide prescription drug benefits and meet certain equivalency criteria.

        The Company has determined that, for the majority of the plan participants, the drug benefits provided by its existing postretirement health plan are actuarially equivalent to the new Medicare benefit, and as a result the Company is eligible for the government subsidy.
        Accordingly, the plan's accumulated postretirement benefit obligation was reduced upon the adoption of this new guidance in 2005. This reduction was treated as a deferred experience gain, which will be amortized as a reduction of net periodic postretirement cost over the average remaining service period of participating employees expected to receive benefits under the plan. For the year ended December 31, 2008 and 2007, the gains produced by recognition of the Modernization Act reduced net periodic postretirement cost by approximately $336 and $228, respectively.

15.     Other Related Party Transactions

        The Company pays fees to SEI under management contracts that cover certain investment, accounting, employee benefits and management services. The Company was charged $13,346, $12,034 and $11,040 in 2008,
        2007 and 2006, respectively, related to these contracts.

        The Company pays investment management fees to an affiliate, The
        Guggenheim Group, L.L.C. The Company was charged $21,209, $19,900 and
        $21,247 in 2008, 2007 and 2006, respectively. The fee is calculated based on the average fair value of invested assets under management times a contractual rate.

        The Company provided certain administrative services to North American for which it was reimbursed $14,151, $11,121, and $5,683 in 2008, 2007 and 2006, respectively, for the costs incurred to render such services.

        The Company pays sales commissions to Sammons Securities, Inc. ("SSI"), a broker-dealer company, associated with the variable life and annuity premiums placed with the Company's separate account funds and other fixed annuity product sales. The Company incurred commissions of approximately $891, $1,338 and $1,035 in 2008, 2007 and 2006,
        respectively, related to SSI sales.

        The Company holds a mortgage loan on the property of an indirect affiliate, The Grove Park Inn. The balance of the loan was $28,176 and
        $29,524 as December 31, 2008 and 2007, respectively. The Company earned interest income on the loan of $1,887, $1,971 and $2,050 in 2008, 2007 and 2006, respectively.

16.     Commitments and Contingencies

        The Company has, in the normal course of business, claims and lawsuits filed against it. In some cases the damages sought are substantially in excess of contractual policy benefits. The Company believes these claims and lawsuits, either individually or in aggregate, will not materially affect the Company's financial position or results of operations.

        At December 31, 2008, the Company had outstanding capital commitments to limited partnerships of $372,979, of which $224,400 relates to the variable interest entity, Guggenheim Partners Opportunistic Fund, LLC.

        The Company makes funding commitments to various private placement bond issuers. As of December 31, 2008, the Company had $46,486 of outstanding private placement bond funding commitments.

        Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

            Midland National Life
            Insurance Company
            Separate Account A
            Financial Statements
            December 31, 2008 and 2007

Midland National Life Insurance Company
Separate Account A
Index
--------------------------------------------------------------------------------

                                                                         Page(s)

Report of Independent Registered Public Accounting Firm........................1

Financial Statements

Statements of Assets and Liabilities, Operations and
Changes in Net Assets.......................................................2-70

Notes to Financial Statements..............................................71-85

PricewaterhouseCoopers LLP
Suite 1800
100 E. Wisconsin Ave.
Milwaukee WI 53202
Telephone (414) 212 1600
Facsimile (414) 212 1880
www.pwc.com

                Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of
Midland National Life Insurance Company and
Policyholders of the Midland National Life
Insurance Company Separate Account A

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations, changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the subaccounts of the Midland National Life Insurance Company Separate Account
A (which includes the Fidelity Variable Insurance Products Fund I, the Fidelity
Variable Insurance Products Fund II, the Fidelity Variable Insurance Products
Fund III, the American Century Variable Portfolios, Inc., the MFS Variable
Insurance Trust, the Lord Abbett Series Fund, Inc., the Alger American Fund, the
AIM Variable Insurance Funds, the LEVCO Series Trust, the Van Eck Worldwide
Insurance Trust, the PIMCO Variable Insurance Trust, the Goldman Sachs Variable
Insurance Trust, Neuberger Berman Advisors Management Trust, the Premier VIT,
the Profunds VP, and the Vanguard Variable Insurance Funds subaccount thereof)
at December 31, 2008, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights are the responsibility of Midland National Life Insurance
Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of the number of shares owned at December 31, 2008 by correspondence with the custodians, provide a reasonable basis for our opinion.

April 21, 2009

Midland National Life Insurance Company
Separate Account A
Accumulated Total for All Portfolios
----------------------------------------------------------------------------------------

 Statement of Assets and Liabilities                     Statement of Operations
    December 31, 2008                                          Year Ended December 31, 2008

Assets:                                                 Investment income:
   Investment in Portfolio,                                 Dividend income                             $ 7,733,939
     (cost $511,830,165)                 $342,430,594       Capital gains distributions                  23,191,735
                                                                                                     ---------------

Liabilities                                         -                                                    30,925,674
                                        --------------                                               ---------------
                                                        Expenses:
Net assets                               $342,430,594       Administrative expense                           99,179
                                        --------------
                                                            Mortality and expense risk                    4,071,378
                                                                                                     ---------------

                                                                                                          4,170,557
                                                                                                     ---------------

                                                         Net investment income                           26,755,117

                                                        Realized and unrealized gains
                                                        (losses) on investments
                                                          Net realized losses on investments            (13,016,660)
                                                          Net unrealized depreciation on
                                                           investments                                 (225,467,661)
                                                                                                     ---------------

                                                        Net decrease in net assets resulting from
                                                         operations                                  $ (211,729,204)
                                                                                                     ---------------

--------------------------------------------------------------------------------------------------------------------

  Statement of Changes in Net Assets
Years Ended December 31, 2008 and 2007

                                                                                         2008             2007

Net assets at beginning of year                                                       $ 554,416,247   $ 484,679,464

Net (decrease) increase in net assets resulting from operations                        (211,729,204)     58,501,869

Capital shares transactions
   Net premiums                                                                          66,580,698      80,862,104
   Transfers of policy loans                                                             (5,196,961)     (8,628,381)
   Transfers of cost of insurance                                                       (28,480,099)    (30,881,237)
   Transfers of surrenders                                                              (24,061,659)    (26,528,139)
   Transfers of death benefits                                                           (1,233,240)       (887,955)
   Transfers of other terminations                                                       (3,191,257)     (2,868,339)
   Interfund and net transfers to general account                                        (4,673,931)        166,861
                                                                                   ----------------- ---------------

     Net (decrease) increase in net assets from capital share transactions                 (256,449)     11,234,914
                                                                                   ----------------- ---------------

Total (decrease) increase in net assets                                                (211,985,653)     69,736,783
                                                                                   ----------------- ---------------

Net assets at end of year                                                             $ 342,430,594   $ 554,416,247
                                                                                   ----------------- ---------------

The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Money Market Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                               $ 335,940
     12,223,756 shares (cost $12,223,756)   $ 12,223,756       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                       335,940
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                  $ 12,223,756       Administrative expense                            2,280
                                           --------------
                                                               Mortality and expense risk                       98,977
                                                                                                         --------------

                                                                                                               101,257
                                                                                                         --------------

                                                            Net investment income                              234,683

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                       -
                                                             Net unrealized appreciation on
                                                              investments                                            -
                                                                                                         --------------

                                                            Net increase in net assets resulting from
                                                            operations                                       $ 234,683
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 8,561,964    $ 8,578,456

 Net increase in net assets resulting from operations                                           234,683        319,845

Capital shares transactions
   Net premiums                                                                               1,937,885       (125,839)
   Transfers of policy loans                                                                   (114,306)       161,358
   Transfers of cost of insurance                                                              (804,948)      (666,337)
   Transfers of surrenders                                                                     (902,492)      (229,977)
   Transfers of death benefits                                                                  (48,341)        (1,114)
   Transfers of other terminations                                                              (39,432)       (22,512)
   Interfund and net transfers to general account                                             3,398,743        548,084
                                                                                       ----------------- --------------

Net increase (decrease) in net assets from capital share transactions                         3,427,109       (336,337)
                                                                                       ----------------- --------------

 Total increase (decrease) in net assets                                                      3,661,792        (16,492)
                                                                                       ----------------- --------------

Net assets at end of year                                                                  $ 12,223,756   $  8,561,964
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I High Income Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                               $ 529,599
     1,183,110 shares (cost $6,931,039)      $ 4,685,116       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                       529,599
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 4,685,116       Administrative expense                            3,565
                                           --------------
                                                               Mortality and expense risk                       51,725
                                                                                                         --------------

                                                                                                                55,290
                                                                                                         --------------

                                                            Net investment income                              474,309

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments               (333,659)
                                                             Net unrealized depreciation on
                                                              investments                                   (1,773,027)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                    $ (1,632,377)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 6,608,023    $ 6,529,175

 Net (decrease) increase in net assets resulting from operations                             (1,632,377)       114,495

Capital shares transactions
   Net premiums                                                                                 651,198      1,014,786
   Transfers of policy loans                                                                    (52,402)       (74,474)
   Transfers of cost of insurance                                                              (476,468)      (487,528)
   Transfers of surrenders                                                                     (274,060)      (351,443)
   Transfers of death benefits                                                                  (34,574)       (15,774)
   Transfers of other terminations                                                              (14,755)       (18,629)
   Interfund and net transfers to general account                                               (89,469)      (102,585)
                                                                                       ----------------- --------------

Net decrease in net assets from capital share transactions                                     (290,530)       (35,647)
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                     (1,922,907)        78,848
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 4,685,116   $  6,608,023
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Equity-Income Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                             Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                              $ 597,645
     1,222,429 shares (cost $28,922,420)    $ 16,111,614       Capital gains distributions                     26,032
                                                                                                        --------------

Liabilities                                            -                                                      623,677
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                  $ 16,111,614       Administrative expense                          15,751
                                           --------------
                                                               Mortality and expense risk                     204,988
                                                                                                        --------------

                                                                                                              220,739
                                                                                                        --------------

                                                            Net investment income                             402,938

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments            (1,276,780)
                                                             Net unrealized depreciation on
                                                              investments                                 (12,110,080)
                                                                                                        --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                  $ (12,983,922)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                            2008            2007

Net assets at beginning of year                                                           $ 32,008,838   $ 34,589,744

 Net (decrease) increase in net assets resulting from operations                           (12,983,922)       330,202

Capital shares transactions
   Net premiums                                                                              2,210,207      2,958,401
   Transfers of policy loans                                                                  (206,441)      (624,748)
   Transfers of cost of insurance                                                           (1,699,133)    (1,907,272)
   Transfers of surrenders                                                                  (1,552,753)    (2,102,311)
   Transfers of death benefits                                                                (166,738)       (59,914)
   Transfers of other terminations                                                            (203,221)      (171,245)
   Interfund and net transfers to general account                                           (1,295,223)    (1,004,019)
                                                                                       ---------------- --------------

Net decrease in net assets from capital share transactions                                  (2,913,302)    (2,911,108)
                                                                                       ---------------- --------------

 Total decrease in net assets                                                              (15,897,224)    (2,580,906)
                                                                                       ---------------- --------------

Net assets at end of year                                                                 $ 16,111,614   $ 32,008,838
                                                                                       ---------------- --------------

The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Growth Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                             Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                              $ 333,325
     1,101,498 shares (cost $37,631,549)    $ 25,918,250       Capital gains distributions                          -
                                                                                                        --------------

Liabilities                                            -                                                      333,325
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                  $ 25,918,250       Administrative expense                          24,174
                                           --------------
                                                               Mortality and expense risk                     356,606
                                                                                                        --------------

                                                                                                              380,780
                                                                                                        --------------

                                                            Net investment loss                               (47,455)

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments              1,855,957
                                                             Net unrealized depreciation on
                                                              investments                                 (26,659,738)
                                                                                                        --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                  $ (24,851,236)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                            2008            2007

Net assets at beginning of year                                                           $ 55,020,668   $ 47,125,015

 Net (decrease) increase in net assets resulting from operations                           (24,851,236)    11,689,077

Capital shares transactions
   Net premiums                                                                              4,195,672      5,440,768
   Transfers of policy loans                                                                  (564,874)      (928,510)
   Transfers of cost of insurance                                                           (3,176,178)    (3,528,947)
   Transfers of surrenders                                                                  (2,762,062)    (3,438,329)
   Transfers of death benefits                                                                (121,162)       (99,574)
   Transfers of other terminations                                                            (224,810)      (286,103)
   Interfund and net transfers to general account                                           (1,597,768)      (952,729)
                                                                                       ---------------- --------------

Net decrease in net assets from capital share transactions                                  (4,251,182)    (3,793,424)
                                                                                       ---------------- --------------

 Total (decrease) increase in net assets                                                   (29,102,418)     7,895,653
                                                                                       ---------------- --------------

Net assets at end of year                                                                 $ 25,918,250   $ 55,020,668
                                                                                       ---------------- --------------

The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Overseas Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                             Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                              $ 423,632
     884,380 shares (cost $18,022,931)      $ 10,762,909       Capital gains distributions                  1,953,419
                                                                                                        --------------

Liabilities                                            -                                                    2,377,051
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                  $ 10,762,909       Administrative expense                           6,855
                                           --------------
                                                               Mortality and expense risk                     138,174
                                                                                                        --------------

                                                                                                              145,029
                                                                                                        --------------

                                                            Net investment income                           2,232,022

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                 61,239
                                                             Net unrealized depreciation on
                                                              investments                                 (11,128,003)
                                                                                                        --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                   $ (8,834,742)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                            2008            2007

Net assets at beginning of year                                                           $ 20,501,977   $ 17,527,874

 Net (decrease) increase in net assets resulting from operations                            (8,834,742)     2,880,465

Capital shares transactions
   Net premiums                                                                              2,229,824      3,061,504
   Transfers of policy loans                                                                  (230,356)      (297,605)
   Transfers of cost of insurance                                                             (926,121)      (944,899)
   Transfers of surrenders                                                                    (820,545)      (876,693)
   Transfers of death benefits                                                                 (43,825)       (23,810)
   Transfers of other terminations                                                            (147,059)       (76,582)
   Interfund and net transfers to general account                                             (966,244)      (748,277)
                                                                                       ---------------- --------------

Net (decrease) increase in net assets from capital share transactions                         (904,326)        93,638
                                                                                       ---------------- --------------

 Total (decrease) increase in net assets                                                    (9,739,068)     2,974,103
                                                                                       ---------------- --------------

Net assets at end of year                                                                 $ 10,762,909   $ 20,501,977
                                                                                       ---------------- --------------

The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Mid Cap Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                             Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                               $ 92,698
     758,311 shares (cost $22,978,636)      $ 13,975,665       Capital gains distributions                  3,361,992
                                                                                                        --------------

Liabilities                                            -                                                    3,454,690
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                  $ 13,975,665       Administrative expense                           1,078
                                           --------------
                                                               Mortality and expense risk                     173,724
                                                                                                        --------------

                                                                                                              174,802
                                                                                                        --------------

                                                            Net investment income                           3,279,888

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments            (1,633,181)
                                                             Net unrealized depreciation on
                                                              investments                                 (11,397,330)
                                                                                                        --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                   $ (9,750,623)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                            2008            2007

Net assets at beginning of year                                                           $ 25,085,489   $ 21,746,629

 Net (decrease) increase in net assets resulting from operations                            (9,750,623)     3,236,165

Capital shares transactions
   Net premiums                                                                              2,605,525      3,422,229
   Transfers of policy loans                                                                  (179,031)      (296,359)
   Transfers of cost of insurance                                                           (1,035,766)    (1,096,583)
   Transfers of surrenders                                                                    (950,481)    (1,170,278)
   Transfers of death benefits                                                                 (11,663)       (63,895)
   Transfers of other terminations                                                             (95,803)      (183,936)
   Interfund and net transfers to general account                                           (1,691,982)      (508,483)
                                                                                       ---------------- --------------

Net (decrease) increase in net assets from capital share transactions                       (1,359,201)       102,695
                                                                                       ---------------- --------------

 Total (decrease) increase in net assets                                                   (11,109,824)     3,338,860
                                                                                       ---------------- --------------

Net assets at end of year                                                                 $ 13,975,665   $ 25,085,489
                                                                                       ---------------- --------------

The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Freedom Income Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     2,278 shares (cost $20,819)                $ 20,820       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                             -
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                      $ 20,820       Administrative expense                                -
                                           --------------
                                                               Mortality and expense risk                            -
                                                                                                         --------------

                                                                                                                     -
                                                                                                         --------------

                                                            Net investment income                                    -

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                       -
                                                             Net unrealized appreciation on
                                                              investments                                            1
                                                                                                         --------------

                                                            Net increase in net assets resulting from
                                                            operations                                             $ 1
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                     $ -            $ -

 Net increase in net assets resulting from operations                                                 1              -

Capital shares transactions
   Net premiums                                                                                  20,819              -
   Transfers of policy loans                                                                          -              -
   Transfers of cost of insurance                                                                     -              -
   Transfers of surrenders                                                                            -              -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                    -              -
   Interfund and net transfers to general account                                                     -              -
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                       20,819              -
                                                                                       ----------------- --------------

 Total increase in net assets                                                                    20,820              -
                                                                                       ----------------- --------------

Net assets at end of year                                                                      $ 20,820      $       -
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Freedom 2010 Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     0 shares (cost $0)                              $ -       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                             -
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                           $ -       Administrative expense                                -
                                           --------------
                                                               Mortality and expense risk                            -
                                                                                                         --------------

                                                                                                                     -
                                                                                                         --------------

                                                            Net investment income                                    -

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                       -
                                                             Net unrealized appreciation on
                                                              investments                                            -
                                                                                                         --------------

                                                            Net increase in net assets resulting from
                                                            operations                                             $ -
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                     $ -            $ -

 Net increase in net assets resulting from operations                                                 -              -

Capital shares transactions
   Net premiums                                                                                       -              -
   Transfers of policy loans                                                                          -              -
   Transfers of cost of insurance                                                                     -              -
   Transfers of surrenders                                                                            -              -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                    -              -
   Interfund and net transfers to general account                                                     -              -
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                            -              -
                                                                                       ----------------- --------------

 Total increase in net assets                                                                         -              -
                                                                                       ----------------- --------------

Net assets at end of year                                                                           $ -      $       -
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       10

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Freedom 2015 Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ 5
     16 shares (cost $135)                         $ 129       Capital gains distributions                           5
                                                                                                         --------------

Liabilities                                            -                                                            10
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                         $ 129       Administrative expense                                -
                                           --------------
                                                               Mortality and expense risk                            1
                                                                                                         --------------

                                                                                                                     1
                                                                                                         --------------

                                                            Net investment income                                    9

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                    (26)
                                                             Net unrealized depreciation on
                                                              investments                                           (6)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                           $ (23)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                     $ -            $ -

 Net (decrease) increase in net assets resulting from operations                                    (23)             -

Capital shares transactions
   Net premiums                                                                                     318              -
   Transfers of policy loans                                                                          -              -
   Transfers of cost of insurance                                                                  (166)             -
   Transfers of surrenders                                                                            -              -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                    -              -
   Interfund and net transfers to general account                                                     -              -
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                          152              -
                                                                                       ----------------- --------------

 Total increase in net assets                                                                       129              -
                                                                                       ----------------- --------------

Net assets at end of year                                                                         $ 129      $       -
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       11

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Freedom 2020 Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                   $ 109
     443 shares (cost $3,438)                    $ 3,412       Capital gains distributions                         119
                                                                                                         --------------

Liabilities                                            -                                                           228
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                       $ 3,412       Administrative expense                                -
                                           --------------
                                                               Mortality and expense risk                           17
                                                                                                         --------------

                                                                                                                    17
                                                                                                         --------------

                                                            Net investment income                                  211

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                 (6,763)
                                                             Net unrealized depreciation on
                                                              investments                                          (26)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                        $ (6,578)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                     $ -            $ -

 Net (decrease) increase in net assets resulting from operations                                 (6,578)             -

Capital shares transactions
   Net premiums                                                                                   3,656              -
   Transfers of policy loans                                                                          -              -
   Transfers of cost of insurance                                                                (1,215)             -
   Transfers of surrenders                                                                            -              -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                    -              -
   Interfund and net transfers to general account                                                 7,549              -
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                        9,990              -
                                                                                       ----------------- --------------

 Total increase in net assets                                                                     3,412              -
                                                                                       ----------------- --------------

Net assets at end of year                                                                       $ 3,412      $       -
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       12

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Freedom 2025 Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                    $ 87
     343 shares (cost $3,829)                    $ 2,567       Capital gains distributions                         117
                                                                                                         --------------

Liabilities                                            -                                                           204
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                       $ 2,567       Administrative expense                                -
                                           --------------
                                                               Mortality and expense risk                           16
                                                                                                         --------------

                                                                                                                    16
                                                                                                         --------------

                                                            Net investment income                                  188

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                   (230)
                                                             Net unrealized depreciation on
                                                              investments                                       (1,262)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                        $ (1,304)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                     $ -            $ -

 Net (decrease) increase in net assets resulting from operations                                 (1,304)             -

Capital shares transactions
   Net premiums                                                                                     269              -
   Transfers of policy loans                                                                        (50)             -
   Transfers of cost of insurance                                                                  (195)             -
   Transfers of surrenders                                                                            -              -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                    -              -
   Interfund and net transfers to general account                                                 3,847              -
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                        3,871              -
                                                                                       ----------------- --------------

 Total increase in net assets                                                                     2,567              -
                                                                                       ----------------- --------------

Net assets at end of year                                                                       $ 2,567      $       -
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       13

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Freedom 2030 Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 1,124
     5,044 shares (cost $51,124)                $ 35,917       Capital gains distributions                       2,019
                                                                                                         --------------

Liabilities                                            -                                                         3,143
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                      $ 35,917       Administrative expense                                -
                                           --------------
                                                               Mortality and expense risk                          103
                                                                                                         --------------

                                                                                                                   103
                                                                                                         --------------

                                                            Net investment income                                3,040

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                   (992)
                                                             Net unrealized depreciation on
                                                              investments                                      (15,207)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (13,159)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                     $ -            $ -

 Net (decrease) increase in net assets resulting from operations                                (13,159)             -

Capital shares transactions
   Net premiums                                                                                  12,319              -
   Transfers of policy loans                                                                          -              -
   Transfers of cost of insurance                                                                (2,380)             -
   Transfers of surrenders                                                                            -              -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                    -              -
   Interfund and net transfers to general account                                                39,137              -
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                       49,076              -
                                                                                       ----------------- --------------

 Total increase in net assets                                                                    35,917              -
                                                                                       ----------------- --------------

Net assets at end of year                                                                      $ 35,917      $       -
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       14

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                               $ 179,729
     502,201 shares (cost $7,280,388)        $ 5,177,690       Capital gains distributions                     720,364
                                                                                                         --------------

Liabilities                                            -                                                       900,093
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 5,177,690       Administrative expense                            7,496
                                           --------------
                                                               Mortality and expense risk                       61,733
                                                                                                         --------------

                                                                                                                69,229
                                                                                                         --------------

                                                            Net investment income                              830,864

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                (98,517)
                                                             Net unrealized depreciation on
                                                              investments                                   (3,066,804)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                    $ (2,334,457)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 8,164,214    $ 7,998,925

 Net (decrease) increase in net assets resulting from operations                             (2,334,457)     1,087,238

Capital shares transactions
   Net premiums                                                                                 584,963        737,588
   Transfers of policy loans                                                                   (107,682)      (244,618)
   Transfers of cost of insurance                                                              (525,611)      (570,337)
   Transfers of surrenders                                                                     (573,312)      (525,568)
   Transfers of death benefits                                                                  (67,563)       (25,020)
   Transfers of other terminations                                                              (27,509)       (58,386)
   Interfund and net transfers to general account                                                64,647       (235,608)
                                                                                       ----------------- --------------

Net decrease in net assets from capital share transactions                                     (652,067)      (921,949)
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                     (2,986,524)       165,289
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 5,177,690   $  8,164,214
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       15

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Investment Grade Bond Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                             Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                              $ 463,559
     926,322 shares (cost $11,490,641)      $ 10,967,654       Capital gains distributions                      9,001
                                                                                                        --------------

Liabilities                                            -                                                      472,560
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                  $ 10,967,654       Administrative expense                           2,090
                                           --------------
                                                               Mortality and expense risk                      88,362
                                                                                                        --------------

                                                                                                               90,452
                                                                                                        --------------

                                                            Net investment income                             382,108

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments              (207,418)
                                                             Net unrealized depreciation on
                                                              investments                                    (642,458)
                                                                                                        --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                     $ (467,768)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                            2008            2007

Net assets at beginning of year                                                           $ 10,502,350    $ 9,801,407

 Net (decrease) increase in net assets resulting from operations                              (467,768)       347,028

Capital shares transactions
   Net premiums                                                                              1,666,698      1,548,550
   Transfers of policy loans                                                                   (90,224)      (238,869)
   Transfers of cost of insurance                                                             (705,888)      (688,852)
   Transfers of surrenders                                                                    (581,965)      (262,564)
   Transfers of death benefits                                                                 (39,552)       (17,997)
   Transfers of other terminations                                                            (185,792)       (42,855)
   Interfund and net transfers to general account                                              869,795         56,502
                                                                                       ---------------- --------------

Net increase in net assets from capital share transactions                                     933,072        353,915
                                                                                       ---------------- --------------

 Total increase in net assets                                                                  465,304        700,943
                                                                                       ---------------- --------------

Net assets at end of year                                                                 $ 10,967,654   $ 10,502,350
                                                                                       ---------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       16

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Index 500 Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                             Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                            $ 1,172,942
     395,300 shares (cost $56,318,713)      $ 39,209,782       Capital gains distributions                    578,476
                                                                                                        --------------

Liabilities                                            -                                                    1,751,418
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                  $ 39,209,782       Administrative expense                           8,167
                                           --------------
                                                               Mortality and expense risk                     440,938
                                                                                                        --------------

                                                                                                              449,105
                                                                                                        --------------

                                                            Net investment income                           1,302,313

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments               (65,150)
                                                             Net unrealized depreciation on
                                                              investments                                 (24,741,062)
                                                                                                        --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                  $ (23,503,899)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                            2008            2007

Net assets at beginning of year                                                           $ 64,296,635   $ 61,924,179

 Net (decrease) increase in net assets resulting from operations                           (23,503,899)     2,817,638

Capital shares transactions
   Net premiums                                                                              5,978,513      9,324,640
   Transfers of policy loans                                                                  (529,230)    (1,476,405)
   Transfers of cost of insurance                                                           (2,602,327)    (4,093,248)
   Transfers of surrenders                                                                  (2,315,570)    (3,348,967)
   Transfers of death benefits                                                                (156,636)       (81,472)
   Transfers of other terminations                                                            (234,183)      (309,122)
   Interfund and net transfers to general account                                           (1,723,521)      (460,608)
                                                                                       ---------------- --------------

Net decrease in net assets from capital share transactions                                  (1,582,954)      (445,182)
                                                                                       ---------------- --------------

 Total (decrease) increase in net assets                                                   (25,086,853)     2,372,456
                                                                                       ---------------- --------------

Net assets at end of year                                                                 $ 39,209,782   $ 64,296,635
                                                                                       ---------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       17

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Contrafund Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                             Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                              $ 464,380
     2,080,810 shares (cost $58,029,453)    $ 32,023,672       Capital gains distributions                  1,386,268
                                                                                                        --------------

Liabilities                                            -                                                    1,850,648
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                  $ 32,023,672       Administrative expense                          11,599
                                           --------------
                                                               Mortality and expense risk                     394,474
                                                                                                        --------------

                                                                                                              406,073
                                                                                                        --------------

                                                            Net investment income                           1,444,575

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments            (2,228,613)
                                                             Net unrealized depreciation on
                                                              investments                                 (24,273,431)
                                                                                                        --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                  $ (25,057,469)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                            2008            2007

Net assets at beginning of year                                                           $ 59,938,983   $ 52,594,822

 Net (decrease) increase in net assets resulting from operations                           (25,057,469)     8,630,375

Capital shares transactions
   Net premiums                                                                              4,835,454      6,783,989
   Transfers of policy loans                                                                  (518,098)      (718,343)
   Transfers of cost of insurance                                                           (2,615,202)    (2,871,502)
   Transfers of surrenders                                                                  (2,429,628)    (3,502,139)
   Transfers of death benefits                                                                 (94,554)      (102,173)
   Transfers of other terminations                                                            (318,737)      (304,892)
   Interfund and net transfers to general account                                           (1,717,077)      (571,154)
                                                                                       ---------------- --------------

Net decrease in net assets from capital share transactions                                  (2,857,842)    (1,286,214)
                                                                                       ---------------- --------------

 Total (decrease) increase in net assets                                                   (27,915,311)     7,344,161
                                                                                       ---------------- --------------

Net assets at end of year                                                                 $ 32,023,672   $ 59,938,983
                                                                                       ---------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       18

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager: Growth Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 82,187
     309,221 shares (cost $4,050,471)        $ 2,993,258       Capital gains distributions                       3,323
                                                                                                         --------------

Liabilities                                            -                                                        85,510
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 2,993,258       Administrative expense                            2,069
                                           --------------
                                                               Mortality and expense risk                       36,529
                                                                                                         --------------

                                                                                                                38,598
                                                                                                         --------------

                                                            Net investment income                               46,912

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                 152,481
                                                             Net unrealized depreciation on
                                                              investments                                   (1,978,995)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                    $ (1,779,602)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 5,291,927    $ 4,818,192

 Net (decrease) increase in net assets resulting from operations                             (1,779,602)       831,219

Capital shares transactions
   Net premiums                                                                                 415,594        502,574
   Transfers of policy loans                                                                    (79,055)       (98,979)
   Transfers of cost of insurance                                                              (332,766)      (339,814)
   Transfers of surrenders                                                                     (369,191)      (366,696)
   Transfers of death benefits                                                                  (15,990)        (5,100)
   Transfers of other terminations                                                              (54,920)       (22,996)
   Interfund and net transfers to general account                                               (82,739)       (26,473)
                                                                                       ----------------- --------------

Net decrease in net assets from capital share transactions                                     (519,067)      (357,484)
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                     (2,298,669)       473,735
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 2,993,258   $  5,291,927
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       19

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Balanced Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 76,034
     324,308 shares (cost $4,623,623)        $ 3,200,918       Capital gains distributions                     155,433
                                                                                                         --------------

Liabilities                                            -                                                       231,467
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 3,200,918       Administrative expense                              162
                                           --------------
                                                               Mortality and expense risk                       36,699
                                                                                                         --------------

                                                                                                                36,861
                                                                                                         --------------

                                                            Net investment income                              194,606

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                (67,390)
                                                             Net unrealized depreciation on
                                                              investments                                   (1,846,166)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                    $ (1,718,950)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 5,041,173    $ 4,752,048

 Net (decrease) increase in net assets resulting from operations                             (1,718,950)       384,599

Capital shares transactions
   Net premiums                                                                                 487,930        637,463
   Transfers of policy loans                                                                    (46,254)       (65,325)
   Transfers of cost of insurance                                                              (297,770)      (357,327)
   Transfers of surrenders                                                                     (133,907)      (233,810)
   Transfers of death benefits                                                                  (16,521)       (11,586)
   Transfers of other terminations                                                              (17,000)       (49,369)
   Interfund and net transfers to general account                                               (97,783)       (15,520)
                                                                                       ----------------- --------------

Net decrease in net assets from capital share transactions                                     (121,305)       (95,474)
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                     (1,840,255)       289,125
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 3,200,918   $  5,041,173
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       20

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth & Income Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                               $ 106,086
     674,206 shares (cost $9,786,042)        $ 5,926,268       Capital gains distributions                     982,013
                                                                                                         --------------

Liabilities                                            -                                                     1,088,099
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 5,926,268       Administrative expense                              565
                                           --------------
                                                               Mortality and expense risk                       75,774
                                                                                                         --------------

                                                                                                                76,339
                                                                                                         --------------

                                                            Net investment income                            1,011,760

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments               (199,142)
                                                             Net unrealized depreciation on
                                                              investments                                   (5,334,198)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                    $ (4,521,580)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                            $ 11,350,680   $ 10,184,116

 Net (decrease) increase in net assets resulting from operations                             (4,521,580)     1,185,256

Capital shares transactions
   Net premiums                                                                               1,122,658      1,904,424
   Transfers of policy loans                                                                   (120,044)      (105,952)
   Transfers of cost of insurance                                                              (642,139)      (775,966)
   Transfers of surrenders                                                                     (538,945)      (707,112)
   Transfers of death benefits                                                                  (30,336)       (20,114)
   Transfers of other terminations                                                              (57,155)       (54,233)
   Interfund and net transfers to general account                                              (636,871)      (259,739)
                                                                                       ----------------- --------------

Net decrease in net assets from capital share transactions                                     (902,832)       (18,692)
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                     (5,424,412)     1,166,564
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 5,926,268   $ 11,350,680
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       21

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth Opportunities Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 32,943
     447,038 shares (cost $7,544,989)        $ 4,465,907       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                        32,943
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 4,465,907       Administrative expense                              649
                                           --------------
                                                               Mortality and expense risk                       63,951
                                                                                                         --------------

                                                                                                                64,600
                                                                                                         --------------

                                                            Net investment loss                                (31,657)

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                 164,949
                                                             Net unrealized depreciation on
                                                              investments                                   (5,881,418)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                    $ (5,748,126)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                            $ 10,781,475    $ 9,343,810

 Net (decrease) increase in net assets resulting from operations                             (5,748,126)     2,012,257

Capital shares transactions
   Net premiums                                                                                 852,435      1,203,654
   Transfers of policy loans                                                                   (142,823)      (134,322)
   Transfers of cost of insurance                                                              (614,331)      (724,942)
   Transfers of surrenders                                                                     (358,676)      (683,196)
   Transfers of death benefits                                                                   (3,593)       (12,273)
   Transfers of other terminations                                                              (90,538)       (78,097)
   Interfund and net transfers to general account                                              (209,916)      (145,416)
                                                                                       ----------------- --------------

Net decrease in net assets from capital share transactions                                     (567,442)      (574,592)
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                     (6,315,568)     1,437,665
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 4,465,907   $ 10,781,475
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       22

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Balanced Fund
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 82,849
     500,807 shares (cost $3,492,895)        $ 2,644,260       Capital gains distributions                     240,059
                                                                                                         --------------

Liabilities                                            -                                                       322,908
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 2,644,260       Administrative expense                               91
                                           --------------
                                                               Mortality and expense risk                       28,131
                                                                                                         --------------

                                                                                                                28,222
                                                                                                         --------------

                                                            Net investment income                              294,686

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments               (127,705)
                                                             Net unrealized depreciation on
                                                              investments                                     (901,682)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                      $ (734,701)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 3,636,481    $ 3,297,904

 Net (decrease) increase in net assets resulting from operations                               (734,701)       140,951

Capital shares transactions
   Net premiums                                                                                 372,724        720,796
   Transfers of policy loans                                                                    (74,075)       (37,797)
   Transfers of cost of insurance                                                              (224,665)      (232,979)
   Transfers of surrenders                                                                     (188,080)      (135,492)
   Transfers of death benefits                                                                  (19,107)       (11,985)
   Transfers of other terminations                                                              (40,809)       (23,240)
   Interfund and net transfers to general account                                               (83,508)       (81,677)
                                                                                       ----------------- --------------

Net (decrease) increase in net assets from capital share transactions                          (257,520)       197,626
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                       (992,221)       338,577
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 2,644,260   $  3,636,481
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       23

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Capital Appreciation Fund
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     540,029 shares (cost $6,336,985)        $ 4,287,827       Capital gains distributions                     555,853
                                                                                                         --------------

Liabilities                                            -                                                       555,853
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 4,287,827       Administrative expense                              520
                                           --------------
                                                               Mortality and expense risk                       55,223
                                                                                                         --------------

                                                                                                                55,743
                                                                                                         --------------

                                                            Net investment income                              500,110

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                 961,660
                                                             Net unrealized depreciation on
                                                              investments                                   (5,401,529)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                    $ (3,939,759)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 8,669,898    $ 5,516,568

 Net (decrease) increase in net assets resulting from operations                             (3,939,759)     2,531,841

Capital shares transactions
   Net premiums                                                                                 503,854        751,957
   Transfers of policy loans                                                                    (79,845)      (188,714)
   Transfers of cost of insurance                                                              (353,623)      (349,471)
   Transfers of surrenders                                                                     (311,974)      (375,104)
   Transfers of death benefits                                                                   (8,755)        (8,163)
   Transfers of other terminations                                                              (96,716)       (26,851)
   Interfund and net transfers to general account                                               (95,253)       817,835
                                                                                       ----------------- --------------

Net (decrease) increase in net assets from capital share transactions                          (442,312)       621,489
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                     (4,382,071)     3,153,330
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 4,287,827   $  8,669,898
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       24

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. International Fund
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                             Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                              $ 169,783
     2,212,128 shares (cost $20,928,143)    $ 13,140,038       Capital gains distributions                  1,994,345
                                                                                                        --------------

Liabilities                                            -                                                    2,164,128
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                  $ 13,140,038       Administrative expense                           1,566
                                           --------------
                                                               Mortality and expense risk                     180,179
                                                                                                        --------------

                                                                                                              181,745
                                                                                                        --------------

                                                            Net investment income                           1,982,383

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                811,357
                                                             Net unrealized depreciation on
                                                              investments                                 (14,180,773)
                                                                                                        --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                  $ (11,387,033)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                            2008            2007

Net assets at beginning of year                                                           $ 26,670,007   $ 21,164,022

 Net (decrease) increase in net assets resulting from operations                           (11,387,033)     3,782,622

Capital shares transactions
   Net premiums                                                                              3,034,447      5,128,023
   Transfers of policy loans                                                                  (246,171)      (239,203)
   Transfers of cost of insurance                                                           (1,280,007)    (1,317,823)
   Transfers of surrenders                                                                  (1,011,461)    (1,162,119)
   Transfers of death benefits                                                                 (21,186)       (16,570)
   Transfers of other terminations                                                            (107,281)      (127,234)
   Interfund and net transfers to general account                                           (2,511,277)      (541,711)
                                                                                       ---------------- --------------

Net (decrease) increase in net assets from capital share transactions                       (2,142,936)     1,723,363
                                                                                       ---------------- --------------

 Total (decrease) increase in net assets                                                   (13,529,969)     5,505,985
                                                                                       ---------------- --------------

Net assets at end of year                                                                 $ 13,140,038   $ 26,670,007
                                                                                       ---------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       25

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Value Fund
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                             Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                              $ 451,319
     3,351,109 shares (cost $23,183,303)    $ 15,683,190       Capital gains distributions                  2,396,052
                                                                                                        --------------

Liabilities                                            -                                                    2,847,371
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                  $ 15,683,190       Administrative expense                           1,219
                                           --------------
                                                               Mortality and expense risk                     164,878
                                                                                                        --------------

                                                                                                              166,097
                                                                                                        --------------

                                                            Net investment income                           2,681,274

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments            (2,494,546)
                                                             Net unrealized depreciation on
                                                              investments                                  (6,091,088)
                                                                                                        --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                   $ (5,904,360)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                            2008            2007

Net assets at beginning of year                                                           $ 21,332,296   $ 20,610,685

 Net decrease in net assets resulting from operations                                       (5,904,360)    (1,388,825)

Capital shares transactions
   Net premiums                                                                              3,544,699      5,034,176
   Transfers of policy loans                                                                  (171,546)      (263,359)
   Transfers of cost of insurance                                                           (1,280,560)    (1,314,516)
   Transfers of surrenders                                                                    (795,177)      (840,323)
   Transfers of death benefits                                                                 (28,758)       (18,150)
   Transfers of other terminations                                                            (108,897)      (102,259)
   Interfund and net transfers to general account                                             (904,507)      (385,133)
                                                                                       ---------------- --------------

Net increase in net assets from capital share transactions                                     255,254      2,110,436
                                                                                       ---------------- --------------

 Total (decrease) increase in net assets                                                    (5,649,106)       721,611
                                                                                       ---------------- --------------

Net assets at end of year                                                                 $ 15,683,190   $ 21,332,296
                                                                                       ---------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       26

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Income & Growth Fund
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 49,828
     366,717 shares (cost $2,718,068)        $ 1,767,576       Capital gains distributions                     298,514
                                                                                                         --------------

Liabilities                                            -                                                       348,342
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 1,767,576       Administrative expense                               70
                                           --------------
                                                               Mortality and expense risk                       21,663
                                                                                                         --------------

                                                                                                                21,733
                                                                                                         --------------

                                                            Net investment income                              326,609

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments               (102,030)
                                                             Net unrealized depreciation on
                                                              investments                                   (1,260,858)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                    $ (1,036,279)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 3,033,407    $ 3,316,030

 Net decrease in net assets resulting from operations                                        (1,036,279)       (23,345)

Capital shares transactions
   Net premiums                                                                                 275,704        384,051
   Transfers of policy loans                                                                    (41,113)       (79,052)
   Transfers of cost of insurance                                                              (163,065)      (186,260)
   Transfers of surrenders                                                                     (106,690)      (147,485)
   Transfers of death benefits                                                                   (4,441)        (1,667)
   Transfers of other terminations                                                              (59,141)       (23,832)
   Interfund and net transfers to general account                                              (130,806)      (205,033)
                                                                                       ----------------- --------------

Net decrease in net assets from capital share transactions                                     (229,552)      (259,278)
                                                                                       ----------------- --------------

 Total decrease in net assets                                                                (1,265,831)      (282,623)
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 1,767,576   $  3,033,407
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       27

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Growth Series
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 24,486
     481,816 shares (cost $9,515,779)        $ 7,525,964       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                        24,486
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 7,525,964       Administrative expense                              642
                                           --------------
                                                               Mortality and expense risk                       94,223
                                                                                                         --------------

                                                                                                                94,865
                                                                                                         --------------

                                                            Net investment loss                                (70,379)

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                 734,461
                                                             Net unrealized depreciation on
                                                              investments                                   (5,509,829)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                    $ (4,845,747)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                            $ 13,216,107   $ 11,600,497

 Net (decrease) increase in net assets resulting from operations                             (4,845,747)     2,260,071

Capital shares transactions
   Net premiums                                                                               1,126,434      1,615,838
   Transfers of policy loans                                                                   (145,774)      (299,078)
   Transfers of cost of insurance                                                              (680,866)      (836,146)
   Transfers of surrenders                                                                     (630,726)      (663,947)
   Transfers of death benefits                                                                  (19,312)       (22,934)
   Transfers of other terminations                                                             (141,879)       (84,257)
   Interfund and net transfers to general account                                              (352,273)      (353,937)
                                                                                       ----------------- --------------

Net decrease in net assets from capital share transactions                                     (844,396)      (644,461)
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                     (5,690,143)     1,615,610
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 7,525,964   $ 13,216,107
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       28

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Investors Trust Series
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 13,832
     83,595 shares (cost $1,630,402)         $ 1,223,835       Capital gains distributions                     114,213
                                                                                                         --------------

Liabilities                                            -                                                       128,045
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 1,223,835       Administrative expense                               16
                                           --------------
                                                               Mortality and expense risk                       14,509
                                                                                                         --------------

                                                                                                                14,525
                                                                                                         --------------

                                                            Net investment income                              113,520

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  57,226
                                                             Net unrealized depreciation on
                                                              investments                                     (807,444)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                      $ (636,698)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 1,980,718    $ 1,931,782

 Net (decrease) increase in net assets resulting from operations                               (636,698)       176,417

Capital shares transactions
   Net premiums                                                                                 186,904        242,767
   Transfers of policy loans                                                                    (13,311)       (47,780)
   Transfers of cost of insurance                                                              (128,817)      (137,406)
   Transfers of surrenders                                                                     (109,044)      (132,278)
   Transfers of death benefits                                                                   (1,577)          (304)
   Transfers of other terminations                                                              (18,534)       (16,394)
   Interfund and net transfers to general account                                               (35,806)       (36,086)
                                                                                       ----------------- --------------

Net decrease in net assets from capital share transactions                                     (120,185)      (127,481)
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                       (756,883)        48,936
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 1,223,835   $  1,980,718
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       29

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust New Discovery Series
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     657,494 shares (cost $7,936,937)        $ 5,411,177       Capital gains distributions                   1,108,917
                                                                                                         --------------

Liabilities                                            -                                                     1,108,917
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 5,411,177       Administrative expense                              388
                                           --------------
                                                               Mortality and expense risk                       47,675
                                                                                                         --------------

                                                                                                                48,063
                                                                                                         --------------

                                                            Net investment income                            1,060,854

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments               (409,281)
                                                             Net unrealized depreciation on
                                                              investments                                   (3,039,747)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                    $ (2,388,174)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 6,841,325    $ 7,112,418

 Net (decrease) increase in net assets resulting from operations                             (2,388,174)       129,356

Capital shares transactions
   Net premiums                                                                                 611,553        904,722
   Transfers of policy loans                                                                    (65,116)      (179,806)
   Transfers of cost of insurance                                                              (328,503)      (436,295)
   Transfers of surrenders                                                                     (314,484)      (330,638)
   Transfers of death benefits                                                                   (6,425)       (11,099)
   Transfers of other terminations                                                              (43,306)       (49,347)
   Interfund and net transfers to general account                                             1,104,307       (297,986)
                                                                                       ----------------- --------------

Net increase (decrease) in net assets from capital share transactions                           958,026       (400,449)
                                                                                       ----------------- --------------

 Total decrease in net assets                                                                (1,430,148)      (271,093)
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 5,411,177   $  6,841,325
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       30

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Research Series
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 24,412
     250,323 shares (cost $4,199,011)        $ 3,229,160       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                        24,412
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 3,229,160       Administrative expense                              122
                                           --------------
                                                               Mortality and expense risk                       40,972
                                                                                                         --------------

                                                                                                                41,094
                                                                                                         --------------

                                                            Net investment loss                                (16,682)

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                 266,119
                                                             Net unrealized depreciation on
                                                              investments                                   (2,219,174)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                    $ (1,969,737)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 5,759,688    $ 5,420,357

 Net (decrease) increase in net assets resulting from operations                             (1,969,737)       647,653

Capital shares transactions
   Net premiums                                                                                 458,733        728,103
   Transfers of policy loans                                                                    (51,498)      (118,177)
   Transfers of cost of insurance                                                              (266,838)      (352,489)
   Transfers of surrenders                                                                     (396,319)      (365,578)
   Transfers of death benefits                                                                  (10,802)       (20,517)
   Transfers of other terminations                                                              (33,726)       (38,122)
   Interfund and net transfers to general account                                              (260,341)      (141,542)
                                                                                       ----------------- --------------

Net decrease in net assets from capital share transactions                                     (560,791)      (308,322)
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                     (2,530,528)       339,331
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 3,229,160   $  5,759,688
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       31

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Total Return Series
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                   $ 560
     3,536 shares (cost $65,843)                $ 54,520       Capital gains distributions                       1,109
                                                                                                         --------------

Liabilities                                            -                                                         1,669
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                      $ 54,520       Administrative expense                                -
                                           --------------
                                                               Mortality and expense risk                          339
                                                                                                         --------------

                                                                                                                   339
                                                                                                         --------------

                                                            Net investment income                                1,330

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                 (2,762)
                                                             Net unrealized depreciation on
                                                              investments                                      (11,362)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (12,794)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                 $ 5,959            $ -

 Net (decrease) increase in net assets resulting from operations                                (12,794)            29

Capital shares transactions
   Net premiums                                                                                  62,822          6,092
   Transfers of policy loans                                                                          -              -
   Transfers of cost of insurance                                                                (3,092)          (162)
   Transfers of surrenders                                                                       (2,483)             -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                    -              -
   Interfund and net transfers to general account                                                 4,108              -
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                       61,355          5,930
                                                                                       ----------------- --------------

 Total increase in net assets                                                                    48,561          5,959
                                                                                       ----------------- --------------

Net assets at end of year                                                                      $ 54,520     $    5,959
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       32

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Utilities Series
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 14,325
     65,480 shares (cost $1,709,747)         $ 1,194,358       Capital gains distributions                     148,289
                                                                                                         --------------

Liabilities                                            -                                                       162,614
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 1,194,358       Administrative expense                              297
                                           --------------
                                                               Mortality and expense risk                       10,036
                                                                                                         --------------

                                                                                                                10,333
                                                                                                         --------------

                                                            Net investment income                              152,281

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments               (230,622)
                                                             Net unrealized depreciation on
                                                              investments                                     (543,566)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                      $ (621,907)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                               $ 659,438            $ -

 Net (decrease) increase in net assets resulting from operations                               (621,907)        27,622

Capital shares transactions
   Net premiums                                                                                 595,713         66,928
   Transfers of policy loans                                                                     (3,747)        (3,375)
   Transfers of cost of insurance                                                               (72,952)        (7,990)
   Transfers of surrenders                                                                      (76,250)             -
   Transfers of death benefits                                                                   (1,610)             -
   Transfers of other terminations                                                               (4,255)        (1,118)
   Interfund and net transfers to general account                                               719,928        577,371
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                    1,156,827        631,816
                                                                                       ----------------- --------------

 Total increase in net assets                                                                   534,920        659,438
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 1,194,358    $   659,438
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       33

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. Growth and Income Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                             Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                              $ 171,373
     486,215 shares (cost $12,989,500)       $ 8,396,938       Capital gains distributions                     40,120
                                                                                                        --------------

Liabilities                                            -                                                      211,493
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                   $ 8,396,938       Administrative expense                             332
                                           --------------
                                                               Mortality and expense risk                      98,118
                                                                                                        --------------

                                                                                                               98,450
                                                                                                        --------------

                                                            Net investment income                             113,043

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments              (523,373)
                                                             Net unrealized depreciation on
                                                              investments                                  (4,657,399)
                                                                                                        --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                   $ (5,067,729)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                            2008            2007

Net assets at beginning of year                                                           $ 14,240,492   $ 14,247,013

 Net (decrease) increase in net assets resulting from operations                            (5,067,729)       355,423

Capital shares transactions
   Net premiums                                                                              1,653,451      2,137,374
   Transfers of policy loans                                                                  (164,858)      (429,244)
   Transfers of cost of insurance                                                             (741,981)      (827,043)
   Transfers of surrenders                                                                    (676,812)      (667,407)
   Transfers of death benefits                                                                 (31,949)       (31,644)
   Transfers of other terminations                                                             (57,281)       (72,848)
   Interfund and net transfers to general account                                             (756,395)      (471,132)
                                                                                       ---------------- --------------

Net decrease in net assets from capital share transactions                                    (775,825)      (361,944)
                                                                                       ---------------- --------------

 Total decrease in net assets                                                               (5,843,554)        (6,521)
                                                                                       ---------------- --------------

Net assets at end of year                                                                  $ 8,396,938   $ 14,240,492
                                                                                       ---------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       34

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                             Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                              $ 191,871
     1,016,439 shares (cost $18,878,135)    $ 10,682,778       Capital gains distributions                    641,152
                                                                                                        --------------

Liabilities                                            -                                                      833,023
                                           --------------                                               --------------
                                                           Expenses:
Net assets                                  $ 10,682,778       Administrative expense                             952
                                           --------------
                                                               Mortality and expense risk                     136,152
                                                                                                        --------------

                                                                                                              137,104
                                                                                                        --------------

                                                            Net investment income                             695,919

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments            (2,661,111)
                                                             Net unrealized depreciation on
                                                              investments                                  (5,525,857)
                                                                                                        --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                   $ (7,491,049)
                                                                                                        --------------

----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                            2008            2007

Net assets at beginning of year                                                           $ 19,623,648   $ 18,531,601

 Net decrease in net assets resulting from operations                                       (7,491,049)      (139,517)

Capital shares transactions
   Net premiums                                                                              2,637,077      4,011,557
   Transfers of policy loans                                                                  (175,319)      (352,587)
   Transfers of cost of insurance                                                           (1,027,916)    (1,100,897)
   Transfers of surrenders                                                                    (999,836)      (950,655)
   Transfers of death benefits                                                                 (32,367)       (30,555)
   Transfers of other terminations                                                             (63,961)      (161,265)
   Interfund and net transfers to general account                                           (1,787,499)      (184,034)
                                                                                       ---------------- --------------

Net (decrease) increase in net assets from capital share transactions                       (1,449,821)     1,231,564
                                                                                       ---------------- --------------

 Total (decrease) increase in net assets                                                    (8,940,870)     1,092,047
                                                                                       ---------------- --------------

Net assets at end of year                                                                 $ 10,682,778   $ 19,623,648
                                                                                       ---------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       35

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. International Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 34,101
     724,923 shares (cost $7,517,695)        $ 3,617,364       Capital gains distributions                     138,963
                                                                                                         --------------

Liabilities                                            -                                                       173,064
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 3,617,364       Administrative expense                              593
                                           --------------
                                                               Mortality and expense risk                       52,304
                                                                                                         --------------

                                                                                                                52,897
                                                                                                         --------------

                                                            Net investment income                              120,167

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments               (773,140)
                                                             Net unrealized depreciation on
                                                              investments                                   (3,514,278)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                    $ (4,167,251)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 8,381,975    $ 7,649,418

 Net (decrease) increase in net assets resulting from operations                             (4,167,251)       288,643

Capital shares transactions
   Net premiums                                                                                 727,766      1,383,599
   Transfers of policy loans                                                                    (41,152)       (73,263)
   Transfers of cost of insurance                                                              (286,093)      (320,353)
   Transfers of surrenders                                                                     (193,014)      (295,496)
   Transfers of death benefits                                                                   (5,578)        (2,850)
   Transfers of other terminations                                                              (82,370)       (37,047)
   Interfund and net transfers to general account                                              (716,919)      (210,676)
                                                                                       ----------------- --------------

Net (decrease) increase in net assets from capital share transactions                          (597,360)       443,914
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                     (4,764,611)       732,557
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 3,617,364   $  8,381,975
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       36

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. America Value Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 3,623
     7,406 shares (cost $100,463)               $ 74,280       Capital gains distributions                       2,175
                                                                                                         --------------

Liabilities                                            -                                                         5,798
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                      $ 74,280       Administrative expense                                -
                                           --------------
                                                               Mortality and expense risk                          632
                                                                                                         --------------

                                                                                                                   632
                                                                                                         --------------

                                                            Net investment income                                5,166

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                 (2,717)
                                                             Net unrealized depreciation on
                                                              investments                                      (23,786)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (21,337)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                $ 41,530            $ -

 Net decrease in net assets resulting from operations                                           (21,337)          (112)

Capital shares transactions
   Net premiums                                                                                  24,724         16,295
   Transfers of policy loans                                                                       (408)             -
   Transfers of cost of insurance                                                                (3,470)          (352)
   Transfers of surrenders                                                                            -              -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                    -              -
   Interfund and net transfers to general account                                                33,241         25,699
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                       54,087         41,642
                                                                                       ----------------- --------------

 Total increase in net assets                                                                    32,750         41,530
                                                                                       ----------------- --------------

Net assets at end of year                                                                      $ 74,280    $    41,530
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       37

Midland National Life Insurance Company
Separate Account A
Alger American Fund LargeCap Growth Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 25,959
     292,346 shares (cost $11,942,805)       $ 7,741,324       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                        25,959
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 7,741,324       Administrative expense                              566
                                           --------------
                                                               Mortality and expense risk                      101,887
                                                                                                         --------------

                                                                                                               102,453
                                                                                                         --------------

                                                            Net investment loss                                (76,494)

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                  59,386
                                                             Net unrealized depreciation on
                                                              investments                                   (6,795,027)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                    $ (6,812,135)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                            $ 14,673,255   $ 10,461,666

 Net (decrease) increase in net assets resulting from operations                             (6,812,135)     2,162,238

Capital shares transactions
   Net premiums                                                                               2,624,585      3,341,108
   Transfers of policy loans                                                                   (129,219)      (142,065)
   Transfers of cost of insurance                                                              (725,016)      (743,650)
   Transfers of surrenders                                                                     (400,207)      (354,987)
   Transfers of death benefits                                                                  (27,255)       (46,732)
   Transfers of other terminations                                                              (48,542)       (49,156)
   Interfund and net transfers to general account                                            (1,414,142)        44,833
                                                                                       ----------------- --------------

Net (decrease) increase in net assets from capital share transactions                          (119,796)     2,049,351
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                     (6,931,931)     4,211,589
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 7,741,324   $ 14,673,255
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       38

Midland National Life Insurance Company
Separate Account A
Alger American Fund MidCap Growth Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 13,589
     664,712 shares (cost $11,083,023)       $ 4,679,573       Capital gains distributions                   2,820,822
                                                                                                         --------------

Liabilities                                            -                                                     2,834,411
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 4,679,573       Administrative expense                              (35)
                                           --------------
                                                               Mortality and expense risk                       71,158
                                                                                                         --------------

                                                                                                                71,123
                                                                                                         --------------

                                                            Net investment income                            2,763,288

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments             (1,556,277)
                                                             Net unrealized depreciation on
                                                              investments                                   (7,856,351)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                    $ (6,649,340)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                            $ 11,389,000    $ 8,615,830

 Net (decrease) increase in net assets resulting from operations                             (6,649,340)     2,640,706

Capital shares transactions
   Net premiums                                                                               1,297,084      1,511,414
   Transfers of policy loans                                                                   (102,770)      (153,251)
   Transfers of cost of insurance                                                              (477,236)      (526,270)
   Transfers of surrenders                                                                     (332,814)      (579,436)
   Transfers of death benefits                                                                  (11,730)       (15,366)
   Transfers of other terminations                                                              (48,032)       (48,867)
   Interfund and net transfers to general account                                              (384,589)       (55,760)
                                                                                       ----------------- --------------

Net (decrease) increase in net assets from capital share transactions                           (60,087)       132,464
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                     (6,709,427)     2,773,170
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 4,679,573   $ 11,389,000
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       39

Midland National Life Insurance Company
Separate Account A
Alger American Fund Capital Appreciation Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     197,319 shares (cost $8,547,684)        $ 5,996,510       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                             -
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 5,996,510       Administrative expense                              234
                                           --------------
                                                               Mortality and expense risk                       80,045
                                                                                                         --------------

                                                                                                                80,279
                                                                                                         --------------

                                                            Net investment loss                                (80,279)

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                 761,500
                                                             Net unrealized depreciation on
                                                              investments                                   (5,971,066)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                    $ (5,289,845)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                            $ 11,917,522    $ 8,452,271

 Net (decrease) increase in net assets resulting from operations                             (5,289,845)     2,823,201

Capital shares transactions
   Net premiums                                                                               1,168,171      1,518,625
   Transfers of policy loans                                                                    (94,990)      (209,841)
   Transfers of cost of insurance                                                              (414,413)      (508,367)
   Transfers of surrenders                                                                     (631,801)      (562,838)
   Transfers of death benefits                                                                  (16,203)       (13,881)
   Transfers of other terminations                                                              (47,437)       (94,715)
   Interfund and net transfers to general account                                              (594,494)       513,067
                                                                                       ----------------- --------------

Net (decrease) increase in net assets from capital share transactions                          (631,167)       642,050
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                     (5,921,012)     3,465,251
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 5,996,510   $ 11,917,522
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       40

Midland National Life Insurance Company
Separate Account A
Alger American Fund SmallCap Growth Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     252,488 shares (cost $6,845,424)        $ 4,438,741       Capital gains distributions                      98,382
                                                                                                         --------------

Liabilities                                            -                                                        98,382
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 4,438,741       Administrative expense                              262
                                           --------------
                                                               Mortality and expense risk                       57,896
                                                                                                         --------------

                                                                                                                58,158
                                                                                                         --------------

                                                            Net investment income                               40,224

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                 133,063
                                                             Net unrealized depreciation on
                                                              investments                                   (4,403,201)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                    $ (4,229,914)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 9,606,349    $ 8,441,665

 Net (decrease) increase in net assets resulting from operations                             (4,229,914)     1,364,510

Capital shares transactions
   Net premiums                                                                                 723,436      1,210,833
   Transfers of policy loans                                                                    (47,917)       (73,978)
   Transfers of cost of insurance                                                              (350,257)      (444,042)
   Transfers of surrenders                                                                     (173,168)      (313,698)
   Transfers of death benefits                                                                  (12,288)       (37,065)
   Transfers of other terminations                                                              (48,508)       (31,875)
   Interfund and net transfers to general account                                            (1,028,992)      (510,001)
                                                                                       ----------------- --------------

Net decrease in net assets from capital share transactions                                     (937,694)      (199,826)
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                     (5,167,608)     1,164,684
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 4,438,741   $  9,606,349
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       41

Midland National Life Insurance Company
Separate Account A
AIM Variable Insurance Funds Financial Services Fund
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 23,809
     78,536 shares (cost $496,148)             $ 323,569       Capital gains distributions                      68,601
                                                                                                         --------------

Liabilities                                            -                                                        92,410
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                     $ 323,569       Administrative expense                               57
                                           --------------
                                                               Mortality and expense risk                       98,988
                                                                                                         --------------

                                                                                                                99,045
                                                                                                         --------------

                                                            Net investment loss                                 (6,635)

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments             (1,100,780)
                                                             Net unrealized appreciation on
                                                              investments                                      181,976
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                      $ (925,439)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 1,352,748    $ 1,676,905

 Net decrease in net assets resulting from operations                                          (925,439)      (390,075)

Capital shares transactions
   Net premiums                                                                                 235,640        294,168
   Transfers of policy loans                                                                      3,765        (32,717)
   Transfers of cost of insurance                                                               (71,861)      (105,213)
   Transfers of surrenders                                                                      (67,370)       (76,266)
   Transfers of death benefits                                                                     (485)       (23,415)
   Transfers of other terminations                                                               (4,251)        (2,901)
   Interfund and net transfers to general account                                              (199,178)        12,262
                                                                                       ----------------- --------------

Net (decrease) increase in net assets from capital share transactions                          (103,740)        65,918
                                                                                       ----------------- --------------

 Total decrease in net assets                                                                (1,029,179)      (324,157)
                                                                                       ----------------- --------------

Net assets at end of year                                                                     $ 323,569   $  1,352,748
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       42

Midland National Life Insurance Company
Separate Account A
AIM Variable Insurance Funds Global Health Care Fund
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     90,268 shares (cost $1,677,860)         $ 1,125,638       Capital gains distributions                     310,331
                                                                                                         --------------

Liabilities                                            -                                                       310,331
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 1,125,638       Administrative expense                               18
                                           --------------
                                                               Mortality and expense risk                       12,489
                                                                                                         --------------

                                                                                                                12,507
                                                                                                         --------------

                                                            Net investment income                              297,824

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                 (6,062)
                                                             Net unrealized depreciation on
                                                              investments                                     (775,753)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                      $ (483,991)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 1,770,058    $ 1,692,934

 Net (decrease) increase in net assets resulting from operations                               (483,991)       176,716

Capital shares transactions
   Net premiums                                                                                 350,588        238,111
   Transfers of policy loans                                                                    (11,589)       (27,557)
   Transfers of cost of insurance                                                               (85,940)      (104,164)
   Transfers of surrenders                                                                     (154,627)       (36,948)
   Transfers of death benefits                                                                   (1,171)       (16,030)
   Transfers of other terminations                                                               (4,844)       (15,844)
   Interfund and net transfers to general account                                              (252,846)      (137,160)
                                                                                       ----------------- --------------

Net decrease in net assets from capital share transactions                                     (160,429)       (99,592)
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                       (644,420)        77,124
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 1,125,638   $  1,770,058
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       43

Midland National Life Insurance Company
Separate Account A
AIM Variable Insurance Funds International Growth Fund
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 20,526
     139,106 shares (cost $3,987,156)        $ 2,711,172       Capital gains distributions                      49,635
                                                                                                         --------------

Liabilities                                            -                                                        70,161
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 2,711,172       Administrative expense                              477
                                           --------------
                                                               Mortality and expense risk                       26,159
                                                                                                         --------------

                                                                                                                26,636
                                                                                                         --------------

                                                            Net investment income                               43,525

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments               (320,489)
                                                             Net unrealized depreciation on
                                                              investments                                   (1,278,914)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                    $ (1,555,878)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 2,333,557            $ -

 Net (decrease) increase in net assets resulting from operations                             (1,555,878)        11,266

Capital shares transactions
   Net premiums                                                                               1,368,126        810,033
   Transfers of policy loans                                                                     (2,647)       (11,748)
   Transfers of cost of insurance                                                              (195,760)       (28,973)
   Transfers of surrenders                                                                      (28,502)        (5,294)
   Transfers of death benefits                                                                  (17,090)             -
   Transfers of other terminations                                                               (6,280)        (4,553)
   Interfund and net transfers to general account                                               815,646      1,562,826
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                    1,933,493      2,322,291
                                                                                       ----------------- --------------

 Total increase in net assets                                                                   377,615      2,333,557
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 2,711,172   $  2,333,557
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       44

Midland National Life Insurance Company
Separate Account A
LEVCO Series Trust Equity Value Fund
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     0 shares (cost $0)                              $ -       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                             -
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                           $ -       Administrative expense                                -
                                           --------------
                                                               Mortality and expense risk                            -
                                                                                                         --------------

                                                                                                                     -
                                                                                                         --------------

                                                            Net investment income                                    -

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                       -
                                                             Net unrealized appreciation on
                                                              investments                                            -
                                                                                                         --------------

                                                            Net increase in net assets resulting from
                                                            operations                                             $ -
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                     $ -            $ -

 Net increase in net assets resulting from operations                                                 -              -

Capital shares transactions
   Net premiums                                                                                       -              -
   Transfers of policy loans                                                                          -              -
   Transfers of cost of insurance                                                                     -              -
   Transfers of surrenders                                                                            -              -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                    -              -
   Interfund and net transfers to general account                                                     -              -
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                            -              -
                                                                                       ----------------- --------------

 Total increase in net assets                                                                         -              -
                                                                                       ----------------- --------------

Net assets at end of year                                                                           $ -      $       -
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       45

Midland National Life Insurance Company
Separate Account A
Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 37,191
     402,236 shares (cost $12,909,785)       $ 7,541,921       Capital gains distributions                   2,036,545
                                                                                                         --------------

Liabilities                                            -                                                     2,073,736
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 7,541,921       Administrative expense                            1,928
                                           --------------
                                                               Mortality and expense risk                      120,603
                                                                                                         --------------

                                                                                                               122,531
                                                                                                         --------------

                                                            Net investment income                            1,951,205

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments               (155,489)
                                                             Net unrealized depreciation on
                                                              investments                                   (8,660,074)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                    $ (6,864,358)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                            $ 14,276,656    $ 8,136,910

 Net (decrease) increase in net assets resulting from operations                             (6,864,358)     4,070,487

Capital shares transactions
   Net premiums                                                                               1,938,103      2,008,881
   Transfers of policy loans                                                                   (157,989)      (289,258)
   Transfers of cost of insurance                                                              (589,472)      (476,051)
   Transfers of surrenders                                                                     (663,752)      (243,521)
   Transfers of death benefits                                                                   (2,952)       (11,808)
   Transfers of other terminations                                                              (62,543)       (84,415)
   Interfund and net transfers to general account                                              (331,772)     1,165,431
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                      129,623      2,069,259
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                     (6,734,735)     6,139,746
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 7,541,921   $ 14,276,656
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       46

Midland National Life Insurance Company
Separate Account A
Van Eck Worldwide Insurance Trust Worldwide Real Estate Fund
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 84,094
     142,448 shares (cost $1,831,600)          $ 883,177       Capital gains distributions                     271,503
                                                                                                         --------------

Liabilities                                            -                                                       355,597
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                     $ 883,177       Administrative expense                               86
                                           --------------
                                                               Mortality and expense risk                       13,392
                                                                                                         --------------

                                                                                                                13,478
                                                                                                         --------------

                                                            Net investment income                              342,119

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments               (642,019)
                                                             Net unrealized depreciation on
                                                              investments                                     (825,391)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                    $ (1,125,291)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 2,013,027    $ 1,642,088

 Net decrease in net assets resulting from operations                                        (1,125,291)       (27,937)

Capital shares transactions
   Net premiums                                                                                 454,473        848,486
   Transfers of policy loans                                                                    (19,409)       (20,220)
   Transfers of cost of insurance                                                              (117,542)      (106,346)
   Transfers of surrenders                                                                      (53,956)       (40,905)
   Transfers of death benefits                                                                        -           (863)
   Transfers of other terminations                                                              (24,807)       (13,640)
   Interfund and net transfers to general account                                              (243,318)      (267,636)
                                                                                       ----------------- --------------

Net (decrease) increase in net assets from capital share transactions                            (4,559)       398,876
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                     (1,129,850)       370,939
                                                                                       ----------------- --------------

Net assets at end of year                                                                     $ 883,177   $  2,013,027
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       47

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Total Return Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                               $ 916,749
     2,180,400 shares (cost $22,736,962)    $ 22,479,921       Capital gains distributions                     445,949
                                                                                                         --------------

Liabilities                                            -                                                     1,362,698
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                  $ 22,479,921       Administrative expense                            1,078
                                           --------------
                                                               Mortality and expense risk                      184,648
                                                                                                         --------------

                                                                                                               185,726
                                                                                                         --------------

                                                            Net investment income                            1,176,972

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                 168,555
                                                             Net unrealized depreciation on
                                                              investments                                     (666,513)
                                                                                                         --------------

                                                            Net increase in net assets resulting from
                                                            operations                                       $ 679,014
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                            $ 14,304,515    $ 9,745,775

 Net increase in net assets resulting from operations                                           679,014        960,837

Capital shares transactions
   Net premiums                                                                               5,250,828      3,913,941
   Transfers of policy loans                                                                   (329,693)      (117,952)
   Transfers of cost of insurance                                                            (1,187,040)      (814,718)
   Transfers of surrenders                                                                     (879,136)      (310,938)
   Transfers of death benefits                                                                  (53,137)          (699)
   Transfers of other terminations                                                             (200,810)       (47,212)
   Interfund and net transfers to general account                                             4,895,380        975,481
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                    7,496,392      3,597,903
                                                                                       ----------------- --------------

 Total increase in net assets                                                                 8,175,406      4,558,740
                                                                                       ----------------- --------------

Net assets at end of year                                                                  $ 22,479,921   $ 14,304,515
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       48

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Low Duration Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 77,073
     189,893 shares (cost $1,928,895)        $ 1,838,160       Capital gains distributions                      30,286
                                                                                                         --------------

Liabilities                                            -                                                       107,359
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 1,838,160       Administrative expense                               57
                                           --------------
                                                               Mortality and expense risk                       11,622
                                                                                                         --------------

                                                                                                                11,679
                                                                                                         --------------

                                                            Net investment income                               95,680

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                 (1,856)
                                                             Net unrealized depreciation on
                                                              investments                                     (115,102)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (21,278)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 1,774,207    $ 1,490,374

 Net (decrease) increase in net assets resulting from operations                                (21,278)       102,383

Capital shares transactions
   Net premiums                                                                                 236,149        279,727
   Transfers of policy loans                                                                    (10,677)          (941)
   Transfers of cost of insurance                                                               (79,788)       (77,290)
   Transfers of surrenders                                                                       (2,904)        (3,738)
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                              (14,497)        (4,583)
   Interfund and net transfers to general account                                               (43,052)       (11,725)
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                       85,231        181,450
                                                                                       ----------------- --------------

 Total increase in net assets                                                                    63,953        283,833
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 1,838,160   $  1,774,207
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       49

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust High Yield Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                               $ 129,390
     228,408 shares (cost $1,793,464)        $ 1,292,791       Capital gains distributions                       4,459
                                                                                                         --------------

Liabilities                                            -                                                       133,849
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 1,292,791       Administrative expense                               23
                                           --------------
                                                               Mortality and expense risk                       14,085
                                                                                                         --------------

                                                                                                                14,108
                                                                                                         --------------

                                                            Net investment income                              119,741

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                (91,177)
                                                             Net unrealized depreciation on
                                                              investments                                     (461,932)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                      $ (433,368)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 1,829,459    $ 1,582,985

 Net (decrease) increase in net assets resulting from operations                               (433,368)        44,801

Capital shares transactions
   Net premiums                                                                                 198,585        313,345
   Transfers of policy loans                                                                    (11,167)       (46,687)
   Transfers of cost of insurance                                                               (77,631)       (95,719)
   Transfers of surrenders                                                                      (18,740)       (28,071)
   Transfers of death benefits                                                                        -         (5,837)
   Transfers of other terminations                                                              (56,018)       (10,626)
   Interfund and net transfers to general account                                              (138,329)        75,268
                                                                                       ----------------- --------------

Net (decrease) increase in net assets from capital share transactions                          (103,300)       201,673
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                       (536,668)       246,474
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 1,292,791   $  1,829,459
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       50

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Real Return Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                               $ 172,855
     399,281 shares (cost $5,052,941)        $ 4,495,899       Capital gains distributions                       6,953
                                                                                                         --------------

Liabilities                                            -                                                       179,808
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 4,495,899       Administrative expense                               80
                                           --------------
                                                               Mortality and expense risk                       36,626
                                                                                                         --------------

                                                                                                                36,706
                                                                                                         --------------

                                                            Net investment income                              143,102

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                   5,452
                                                             Net unrealized depreciation on
                                                              investments                                     (598,841)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                      $ (450,287)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 4,087,737    $ 3,227,004

 Net (decrease) increase in net assets resulting from operations                               (450,287)       345,035

Capital shares transactions
   Net premiums                                                                                 702,932        786,225
   Transfers of policy loans                                                                    (20,766)       (24,056)
   Transfers of cost of insurance                                                              (248,454)      (191,758)
   Transfers of surrenders                                                                      (86,647)       (68,794)
   Transfers of death benefits                                                                  (18,418)             -
   Transfers of other terminations                                                              (37,818)        (5,781)
   Interfund and net transfers to general account                                               567,620         19,862
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                      858,449        515,698
                                                                                       ----------------- --------------

 Total increase in net assets                                                                   408,162        860,733
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 4,495,899   $  4,087,737
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       51

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Stocks Plus Growth and Income
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     276 shares (cost $1,582)                    $ 1,626       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                             -
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                       $ 1,626       Administrative expense                                -
                                           --------------
                                                               Mortality and expense risk                            2
                                                                                                         --------------

                                                                                                                     2
                                                                                                         --------------

                                                            Net investment loss                                     (2)

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized gains on investments                       -
                                                             Net unrealized appreciation on
                                                              investments                                           44
                                                                                                         --------------

                                                            Net increase in net assets resulting from
                                                            operations                                            $ 42
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                     $ -            $ -

 Net increase in net assets resulting from operations                                                42              -

Capital shares transactions
   Net premiums                                                                                   1,584              -
   Transfers of policy loans                                                                          -              -
   Transfers of cost of insurance                                                                     -              -
   Transfers of surrenders                                                                            -              -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                    -              -
   Interfund and net transfers to general account                                                     -              -
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                        1,584              -
                                                                                       ----------------- --------------

 Total increase in net assets                                                                     1,626              -
                                                                                       ----------------- --------------

Net assets at end of year                                                                       $ 1,626      $       -
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       52

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Small Cap Stock Plus Total Return
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                   $ 245
     1,862 shares (cost $11,932)                $ 11,320       Capital gains distributions                         507
                                                                                                         --------------

Liabilities                                            -                                                           752
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                      $ 11,320       Administrative expense                                -
                                           --------------
                                                               Mortality and expense risk                           17
                                                                                                         --------------

                                                                                                                    17
                                                                                                         --------------

                                                            Net investment income                                  735

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                   (118)
                                                             Net unrealized depreciation on
                                                              investments                                         (612)
                                                                                                         --------------

                                                            Net increase in net assets resulting from
                                                            operations                                             $ 5
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                     $ -            $ -

 Net increase in net assets resulting from operations                                                 5              -

Capital shares transactions
   Net premiums                                                                                  11,550              -
   Transfers of policy loans                                                                          -              -
   Transfers of cost of insurance                                                                  (235)             -
   Transfers of surrenders                                                                            -              -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                    -              -
   Interfund and net transfers to general account                                                     -              -
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                       11,315              -
                                                                                       ----------------- --------------

 Total increase in net assets                                                                    11,320              -
                                                                                       ----------------- --------------

Net assets at end of year                                                                      $ 11,320      $       -
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       53

Midland National Life Insurance Company
Separate Account A
Goldman Sachs Variable Insurance Trust Structured Small Cap Equity Fund
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 16,522
     261,559 shares (cost $2,670,439)        $ 1,825,680       Capital gains distributions                       4,169
                                                                                                         --------------

Liabilities                                            -                                                        20,691
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 1,825,680       Administrative expense                              111
                                           --------------
                                                               Mortality and expense risk                       21,821
                                                                                                         --------------

                                                                                                                21,932
                                                                                                         --------------

                                                            Net investment loss                                 (1,241)

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments               (724,907)
                                                             Net unrealized depreciation on
                                                              investments                                     (203,455)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                      $ (929,603)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 2,537,465      $ 925,229

 Net decrease in net assets resulting from operations                                          (929,603)      (413,500)

Capital shares transactions
   Net premiums                                                                                 853,617      1,097,303
   Transfers of policy loans                                                                    (20,040)       (10,373)
   Transfers of cost of insurance                                                              (172,427)      (110,946)
   Transfers of surrenders                                                                      (52,684)       (25,897)
   Transfers of death benefits                                                                  (12,315)            (5)
   Transfers of other terminations                                                               (8,494)        (8,382)
   Interfund and net transfers to general account                                              (369,839)     1,084,036
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                      217,818      2,025,736
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                       (711,785)     1,612,236
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 1,825,680   $  2,537,465
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       54

Midland National Life Insurance Company
Separate Account A
Goldman Sachs Variable Insurance Trust Growth & Income Fund
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 73,809
     345,999 shares (cost $3,839,126)        $ 2,757,610       Capital gains distributions                         365
                                                                                                         --------------

Liabilities                                            -                                                        74,174
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 2,757,610       Administrative expense                              355
                                           --------------
                                                               Mortality and expense risk                       22,745
                                                                                                         --------------

                                                                                                                23,100
                                                                                                         --------------

                                                            Net investment income                               51,074

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments               (350,138)
                                                             Net unrealized depreciation on
                                                              investments                                     (855,355)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                    $ (1,154,419)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                             $ 1,777,607            $ -

 Net decrease in net assets resulting from operations                                        (1,154,419)       (55,687)

Capital shares transactions
   Net premiums                                                                               1,312,466        571,080
   Transfers of policy loans                                                                     (3,589)        (7,617)
   Transfers of cost of insurance                                                              (166,083)       (25,434)
   Transfers of surrenders                                                                      (24,415)        (6,229)
   Transfers of death benefits                                                                  (17,281)             -
   Transfers of other terminations                                                               (5,840)        (2,276)
   Interfund and net transfers to general account                                             1,039,164      1,303,770
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                    2,134,422      1,833,294
                                                                                       ----------------- --------------

 Total increase in net assets                                                                   980,003      1,777,607
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 2,757,610   $  1,777,607
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       55

Midland National Life Insurance Company
Separate Account A
Neuberger Berman Advisors Management Trust Regency Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 4,906
     30,030 shares (cost $481,712)             $ 258,257       Capital gains distributions                         906
                                                                                                         --------------

Liabilities                                            -                                                         5,812
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                     $ 258,257       Administrative expense                                -
                                           --------------
                                                               Mortality and expense risk                        3,707
                                                                                                         --------------

                                                                                                                 3,707
                                                                                                         --------------

                                                            Net investment income                                2,105

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                 (8,511)
                                                             Net unrealized depreciation on
                                                              investments                                     (222,255)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                      $ (228,661)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                               $ 531,953      $ 238,137

 Net (decrease) increase in net assets resulting from operations                               (228,661)         8,479

Capital shares transactions
   Net premiums                                                                                  33,144        238,838
   Transfers of policy loans                                                                          -             45
   Transfers of cost of insurance                                                               (13,089)       (14,055)
   Transfers of surrenders                                                                       (2,597)             -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                    -              -
   Interfund and net transfers to general account                                               (62,493)        60,509
                                                                                       ----------------- --------------

Net (decrease) increase in net assets from capital share transactions                           (45,035)       285,337
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                       (273,696)       293,816
                                                                                       ----------------- --------------

Net assets at end of year                                                                     $ 258,257    $   531,953
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       56

Midland National Life Insurance Company
Separate Account A
Premier VIT NACM Small Cap Portfolio
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     24,789 shares (cost $533,086)             $ 332,420       Capital gains distributions                      81,668
                                                                                                         --------------

Liabilities                                            -                                                        81,668
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                     $ 332,420       Administrative expense                               22
                                           --------------
                                                               Mortality and expense risk                        3,199
                                                                                                         --------------

                                                                                                                 3,221
                                                                                                         --------------

                                                            Net investment income                               78,447

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments               (144,971)
                                                             Net unrealized depreciation on
                                                              investments                                     (143,502)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                      $ (210,026)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                               $ 385,849      $ 437,004

 Net (decrease) increase in net assets resulting from operations                               (210,026)         5,758

Capital shares transactions
   Net premiums                                                                                 189,207        128,776
   Transfers of policy loans                                                                       (102)        (6,323)
   Transfers of cost of insurance                                                               (23,241)       (24,209)
   Transfers of surrenders                                                                      (19,726)        (4,974)
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                 (213)          (742)
   Interfund and net transfers to general account                                                10,672       (149,441)
                                                                                       ----------------- --------------

Net increase (decrease) in net assets from capital share transactions                           156,597        (56,913)
                                                                                       ----------------- --------------

 Total decrease in net assets                                                                   (53,429)       (51,155)
                                                                                       ----------------- --------------

Net assets at end of year                                                                     $ 332,420    $   385,849
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       57

Midland National Life Insurance Company
Separate Account A
ProFunds VP Japan
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                $ 11,262
     4,988 shares (cost $59,097)                $ 61,897       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                        11,262
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                      $ 61,897       Administrative expense                                2
                                           --------------
                                                               Mortality and expense risk                          765
                                                                                                         --------------

                                                                                                                   767
                                                                                                         --------------

                                                            Net investment income                               10,495

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                (64,842)
                                                             Net unrealized appreciation on
                                                              investments                                       15,024
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (39,323)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                $ 70,629            $ -

 Net decrease in net assets resulting from operations                                           (39,323)        (9,124)

Capital shares transactions
   Net premiums                                                                                  24,950         13,493
   Transfers of policy loans                                                                      4,081              -
   Transfers of cost of insurance                                                                (6,730)        (2,079)
   Transfers of surrenders                                                                         (136)             -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                    -              -
   Interfund and net transfers to general account                                                 8,426         68,339
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                       30,591         79,753
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                         (8,732)        70,629
                                                                                       ----------------- --------------

Net assets at end of year                                                                      $ 61,897    $    70,629
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       58

Midland National Life Insurance Company
Separate Account A
ProFunds VP Oil & Gas
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     24,303 shares (cost $1,414,136)           $ 943,914       Capital gains distributions                      95,390
                                                                                                         --------------

Liabilities                                            -                                                        95,390
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                     $ 943,914       Administrative expense                              310
                                           --------------
                                                               Mortality and expense risk                        8,806
                                                                                                         --------------

                                                                                                                 9,116
                                                                                                         --------------

                                                            Net investment income                               86,274

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments               (162,956)
                                                             Net unrealized depreciation on
                                                              investments                                     (491,404)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                      $ (568,086)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                               $ 357,927            $ -

 Net (decrease) increase in net assets resulting from operations                               (568,086)        39,540

Capital shares transactions
   Net premiums                                                                                 584,131        122,766
   Transfers of policy loans                                                                     (8,093)           701
   Transfers of cost of insurance                                                               (58,563)        (4,609)
   Transfers of surrenders                                                                      (61,440)             -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                 (602)             -
   Interfund and net transfers to general account                                               698,640        199,529
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                    1,154,073        318,387
                                                                                       ----------------- --------------

 Total increase in net assets                                                                   585,987        357,927
                                                                                       ----------------- --------------

Net assets at end of year                                                                     $ 943,914    $   357,927
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       59

Midland National Life Insurance Company
Separate Account A
ProFunds VP Small-Cap
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     8,531 shares (cost $185,227)              $ 158,936       Capital gains distributions                       6,922
                                                                                                         --------------

Liabilities                                            -                                                         6,922
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                     $ 158,936       Administrative expense                               14
                                           --------------
                                                               Mortality and expense risk                          791
                                                                                                         --------------

                                                                                                                   805
                                                                                                         --------------

                                                            Net investment income                                6,117

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                (17,147)
                                                             Net unrealized depreciation on
                                                              investments                                      (21,695)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (32,725)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                $ 53,582            $ -

 Net decrease in net assets resulting from operations                                           (32,725)        (1,843)

Capital shares transactions
   Net premiums                                                                                  26,384         43,085
   Transfers of policy loans                                                                          -              -
   Transfers of cost of insurance                                                                (6,185)          (596)
   Transfers of surrenders                                                                         (356)             -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                    -              -
   Interfund and net transfers to general account                                               118,236         12,936
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                      138,079         55,425
                                                                                       ----------------- --------------

 Total increase in net assets                                                                   105,354         53,582
                                                                                       ----------------- --------------

Net assets at end of year                                                                     $ 158,936    $    53,582
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       60

Midland National Life Insurance Company
Separate Account A
ProFunds VP Ultra Mid-Cap
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                 $ 1,574
     6,474 shares (cost $81,405)                $ 71,736       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                         1,574
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                      $ 71,736       Administrative expense                               34
                                           --------------
                                                               Mortality and expense risk                        1,135
                                                                                                         --------------

                                                                                                                 1,169
                                                                                                         --------------

                                                            Net investment income                                  405

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments               (112,567)
                                                             Net unrealized appreciation on
                                                              investments                                          858
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                      $ (111,304)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                               $ 125,780            $ -

 Net decrease in net assets resulting from operations                                          (111,304)       (10,610)

Capital shares transactions
   Net premiums                                                                                  18,855         24,857
   Transfers of policy loans                                                                      3,988             43
   Transfers of cost of insurance                                                               (10,471)        (3,012)
   Transfers of surrenders                                                                       (2,155)             -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                  (85)             -
   Interfund and net transfers to general account                                                47,128        114,502
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                       57,260        136,390
                                                                                       ----------------- --------------

 Total (decrease) increase in net assets                                                        (54,044)       125,780
                                                                                       ----------------- --------------

Net assets at end of year                                                                      $ 71,736    $   125,780
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       61

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds Balanced
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     14,674 shares (cost $248,268)             $ 217,908       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                             -
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                     $ 217,908       Administrative expense                               (2)
                                           --------------
                                                               Mortality and expense risk                          472
                                                                                                         --------------

                                                                                                                   470
                                                                                                         --------------

                                                            Net investment loss                                   (470)

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                 (2,958)
                                                             Net unrealized depreciation on
                                                              investments                                      (30,360)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (33,788)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                     $ -            $ -

 Net (decrease) increase in net assets resulting from operations                                (33,788)             -

Capital shares transactions
   Net premiums                                                                                  57,025              -
   Transfers of policy loans                                                                         48              -
   Transfers of cost of insurance                                                                (5,246)             -
   Transfers of surrenders                                                                            -              -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                    -              -
   Interfund and net transfers to general account                                               199,869              -
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                      251,696              -
                                                                                       ----------------- --------------

 Total increase in net assets                                                                   217,908              -
                                                                                       ----------------- --------------

Net assets at end of year                                                                     $ 217,908      $       -
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       62

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds Total Bond Market Index
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     34,650 shares (cost $390,155)             $ 402,638       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                             -
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                     $ 402,638       Administrative expense                                9
                                           --------------
                                                               Mortality and expense risk                          447
                                                                                                         --------------

                                                                                                                   456
                                                                                                         --------------

                                                            Net investment loss                                   (456)

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                   (126)
                                                             Net unrealized appreciation on
                                                              investments                                       12,483
                                                                                                         --------------

                                                            Net increase in net assets resulting from
                                                            operations                                        $ 11,901
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                     $ -            $ -

 Net increase in net assets resulting from operations                                            11,901              -

Capital shares transactions
   Net premiums                                                                                  14,639              -
   Transfers of policy loans                                                                         60              -
   Transfers of cost of insurance                                                                (4,730)             -
   Transfers of surrenders                                                                            -              -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                    -              -
   Interfund and net transfers to general account                                               380,768              -
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                      390,737              -
                                                                                       ----------------- --------------

 Total increase in net assets                                                                   402,638              -
                                                                                       ----------------- --------------

Net assets at end of year                                                                     $ 402,638      $       -
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       63

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds High Yield Bond
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     1,737 shares (cost $10,097)                $ 10,268       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                             -
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                      $ 10,268       Administrative expense                                -
                                           --------------
                                                               Mortality and expense risk                           10
                                                                                                         --------------

                                                                                                                    10
                                                                                                         --------------

                                                            Net investment loss                                    (10)

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                    (65)
                                                             Net unrealized appreciation on
                                                              investments                                          171
                                                                                                         --------------

                                                            Net increase in net assets resulting from
                                                            operations                                            $ 96
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                     $ -            $ -

 Net increase in net assets resulting from operations                                                96              -

Capital shares transactions
   Net premiums                                                                                   1,032              -
   Transfers of policy loans                                                                          -              -
   Transfers of cost of insurance                                                                  (147)             -
   Transfers of surrenders                                                                          (12)             -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                    -              -
   Interfund and net transfers to general account                                                 9,299              -
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                       10,172              -
                                                                                       ----------------- --------------

 Total increase in net assets                                                                    10,268              -
                                                                                       ----------------- --------------

Net assets at end of year                                                                      $ 10,268      $       -
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       64

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds International
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     106,135 shares (cost $1,522,623)        $ 1,252,399       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                             -
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                   $ 1,252,399       Administrative expense                               80
                                           --------------
                                                               Mortality and expense risk                        3,688
                                                                                                         --------------

                                                                                                                 3,768
                                                                                                         --------------

                                                            Net investment loss                                 (3,768)

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments               (131,652)
                                                             Net unrealized depreciation on
                                                              investments                                     (270,224)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                      $ (405,644)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                     $ -            $ -

 Net (decrease) increase in net assets resulting from operations                               (405,644)             -

Capital shares transactions
   Net premiums                                                                                 544,598              -
   Transfers of policy loans                                                                      7,022              -
   Transfers of cost of insurance                                                               (33,326)             -
   Transfers of surrenders                                                                      (10,219)             -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                               (1,281)             -
   Interfund and net transfers to general account                                             1,151,249              -
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                    1,658,043              -
                                                                                       ----------------- --------------

 Total increase in net assets                                                                 1,252,399              -
                                                                                       ----------------- --------------

Net assets at end of year                                                                   $ 1,252,399      $       -
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       65

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds Mid-Cap Index
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     85,327 shares (cost $988,449)             $ 786,714       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                             -
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                     $ 786,714       Administrative expense                               56
                                           --------------
                                                               Mortality and expense risk                        2,520
                                                                                                         --------------

                                                                                                                 2,576
                                                                                                         --------------

                                                            Net investment loss                                 (2,576)

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                (84,166)
                                                             Net unrealized depreciation on
                                                              investments                                     (201,735)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                      $ (288,477)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                     $ -            $ -

 Net (decrease) increase in net assets resulting from operations                               (288,477)             -

Capital shares transactions
   Net premiums                                                                                 342,684              -
   Transfers of policy loans                                                                      4,996              -
   Transfers of cost of insurance                                                               (23,388)             -
   Transfers of surrenders                                                                       (8,493)             -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                 (822)             -
   Interfund and net transfers to general account                                               760,214              -
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                    1,075,191              -
                                                                                       ----------------- --------------

 Total increase in net assets                                                                   786,714              -
                                                                                       ----------------- --------------

Net assets at end of year                                                                     $ 786,714      $       -
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       66

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds REIT Index
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     15,077 shares (cost $151,833)             $ 115,341       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                             -
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                     $ 115,341       Administrative expense                                -
                                           --------------
                                                               Mortality and expense risk                          449
                                                                                                         --------------

                                                                                                                   449
                                                                                                         --------------

                                                            Net investment loss                                   (449)

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                (19,428)
                                                             Net unrealized depreciation on
                                                              investments                                      (36,492)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                       $ (56,369)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                     $ -            $ -

 Net (decrease) increase in net assets resulting from operations                                (56,369)             -

Capital shares transactions
   Net premiums                                                                                  53,841              -
   Transfers of policy loans                                                                       (750)             -
   Transfers of cost of insurance                                                                (5,458)             -
   Transfers of surrenders                                                                       (1,218)             -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                    -              -
   Interfund and net transfers to general account                                               125,295              -
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                      171,710              -
                                                                                       ----------------- --------------

 Total increase in net assets                                                                   115,341              -
                                                                                       ----------------- --------------

Net assets at end of year                                                                     $ 115,341      $       -
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       67

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds Small Company Growth
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     96,817 shares (cost $1,204,988)           $ 946,871       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                             -
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                     $ 946,871       Administrative expense                               50
                                           --------------
                                                               Mortality and expense risk                        3,244
                                                                                                         --------------

                                                                                                                 3,294
                                                                                                         --------------

                                                            Net investment loss                                 (3,294)

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                (58,446)
                                                             Net unrealized depreciation on
                                                              investments                                     (258,116)
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                      $ (319,856)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                     $ -            $ -

 Net (decrease) increase in net assets resulting from operations                               (319,856)             -

Capital shares transactions
   Net premiums                                                                                 319,792              -
   Transfers of policy loans                                                                      5,289              -
   Transfers of cost of insurance                                                               (28,270)             -
   Transfers of surrenders                                                                       (6,385)             -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                 (463)             -
   Interfund and net transfers to general account                                               976,764              -
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                    1,266,727              -
                                                                                       ----------------- --------------

 Total increase in net assets                                                                   946,871              -
                                                                                       ----------------- --------------

Net assets at end of year                                                                     $ 946,871      $       -
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       68

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds Short Term Investment Grade
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     948 shares (cost $9,384)                    $ 9,432       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                             -
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                       $ 9,432       Administrative expense                                -
                                           --------------
                                                               Mortality and expense risk                           12
                                                                                                         --------------

                                                                                                                    12
                                                                                                         --------------

                                                            Net investment loss                                    (12)

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                     (6)
                                                             Net unrealized appreciation on
                                                              investments                                           48
                                                                                                         --------------

                                                            Net increase in net assets resulting from
                                                            operations                                            $ 30
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                     $ -            $ -

 Net increase in net assets resulting from operations                                                30              -

Capital shares transactions
   Net premiums                                                                                     819              -
   Transfers of policy loans                                                                          -              -
   Transfers of cost of insurance                                                                  (135)             -
   Transfers of surrenders                                                                            -              -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                    -              -
   Interfund and net transfers to general account                                                 8,718              -
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                        9,402              -
                                                                                       ----------------- --------------

 Total increase in net assets                                                                     9,432              -
                                                                                       ----------------- --------------

Net assets at end of year                                                                       $ 9,432      $       -
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       69

Midland National Life Insurance Company
Separate Account A
Vanguard Variable Insurance Funds Total Stock Market Index
----------------------------------------------------------------------------------------

   Statement of Assets and Liabilities                      Statement of Operations
    December 31, 2008                                              Year Ended December 31, 2008

Assets:                                                    Investment income:
   Investment in Portfolio,                                    Dividend income                                     $ -
     4,329 shares (cost $75,975)                $ 78,662       Capital gains distributions                           -
                                                                                                         --------------

Liabilities                                            -                                                             -
                                           --------------                                                --------------
                                                           Expenses:
Net assets                                      $ 78,662       Administrative expense                               (1)
                                           --------------
                                                               Mortality and expense risk                          125
                                                                                                         --------------

                                                                                                                   124
                                                                                                         --------------

                                                            Net investment loss                                   (124)

                                                           Realized and unrealized gains
                                                           (losses) on investments
                                                             Net realized losses on investments                 (7,764)
                                                             Net unrealized appreciation on
                                                              investments                                        2,687
                                                                                                         --------------

                                                            Net decrease in net assets resulting from
                                                            operations                                        $ (5,201)
                                                                                                         --------------

-----------------------------------------------------------------------------------------------------------------------

   Statement of Changes in Net Assets
 Years Ended December 31, 2008 and 2007

                                                                                             2008            2007

Net assets at beginning of year                                                                     $ -            $ -

 Net (decrease) increase in net assets resulting from operations                                 (5,201)             -

Capital shares transactions
   Net premiums                                                                                  13,138              -
   Transfers of policy loans                                                                          -              -
   Transfers of cost of insurance                                                                  (913)             -
   Transfers of surrenders                                                                       (2,262)             -
   Transfers of death benefits                                                                        -              -
   Transfers of other terminations                                                                    -              -
   Interfund and net transfers to general account                                                73,900              -
                                                                                       ----------------- --------------

Net increase in net assets from capital share transactions                                       83,863              -
                                                                                       ----------------- --------------

 Total increase in net assets                                                                    78,662              -
                                                                                       ----------------- --------------

Net assets at end of year                                                                      $ 78,662      $       -
                                                                                       ----------------- --------------

The accompanying notes are an integral part of these financial statements.

                                       70

Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements
--------------------------------------------------------------------------------

1.      Organization and Significant Accounting Policies

        Organization
        Midland National Life Separate Account A ("Separate Account"), a unit investment trust pursuant to the provisions of the Investment Company
        Act of 1940 as amended, is a segregated investment account of Midland
        National Life Insurance Company (the "Company") in accordance with the provisions of the Iowa Insurance laws. The assets and liabilities of the
        Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable universal life insurance policies of the Company. The
        Separate Account consists of eleven insurance products, each with different characteristics. The dates in which products were introduced result in different product groups. Sammons Securities Corporation, an affiliate, serves as the underwriter of the variable products.

        Investments
        The Separate Account invests in specified portfolios of Fidelity
        Variable Insurance Products Fund I ("VIPF"), Fidelity Variable Insurance
        Products Fund II ("VIPF II"), Fidelity Variable Insurance Products Fund
        III ("VIPF III"), American Century Variable Portfolios, Inc. ("ACVP"),
        MFS Variable Insurance Trust ("MFS"), Lord Abbett Series Fund, Inc.
        ("LAC"), Alger American Fund ("FAM"), AIM Variable Insurance Funds
        ("AIM"), LEVCO Series Trust ("LEVCO"), Van Eck Worldwide Insurance Trust
        ("Van Eck"), PIMCO Variable Insurance Trust ("PIMCO"), Goldman Sachs
        Variable Insurance Trust ("Goldman"), Neuberger Berman Advisors
        Management Trust ("Neuberger"), Premier VIT ("Premier"), ProFunds VP
        ("PF") and Vanguard Variable Insurance Funds ("Vanguard"), (collectively
        "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants.

        The VIPF Freedom Income, VIPF Freedom 2010, VIPF Freedom 2015, VIPF
        Freedom 2020, VIPF Freedom 2025, VIPF Freedom 2030, PIMCO Overseas,
        PIMCO Small Cap Stocks plus Total Return, Vanguard Balanced, Vanguard
        Total Bond Market Index, Vanguard High Yield Bond, Vanguard
        International, Vanguard Mid-Cap Index, Vanguard REIT Index, Vanguard
        Small Company Growth, Vanguard Short Term Investment Grade, and Vanguard
        Total Stock Market Index were introduced effective May 1, 2008. The MFS
        Total Return Series, MFS Utilities Series, LAC America Value Portfolio,
        AIM International Growth Fund, Goldman Growth & Income Fund, PF Oil and
        Gas, PF Japan, PF Small-Cap, and PF Ultra Mid-Cap were introduced effective June 15, 2007. All other portfolios have been in existence for more than two years.

        Effective February 6, 2006, the LEVCO Series Trust Equity Value Fund was
        liquidated. This plan of liquidation and dissolution was approved by the
        Board of Trustees of LEVCO Series Trust on December 5, 2005. All
        policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge.

        Investments in shares of the Funds are valued at the net asset values
        (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividends are automatically reinvested in shares of the Funds.

        In September 2006, the FASB issued SFAS No. 157, Fair Value
        Measurements. SFAS 157 defines fair value and establishes a framework for measuring fair value. SFAS No.157 is effective for fiscal years beginning after November 15, 2007. In September 2008, SFAS No. 157-3 was
        issued and provides guidance for determining fair value of a financial asset when the market for that financial asset is not active,
        (collectively SFAS Nos. 157 and 157-3 are referred to as "SFAS 157").
        The adoption of SFAS 157 resulted in no change to the Statement of
        Assets and Liabilities or the Statement of Changes in Net Assets.

        Per SFAS 157, fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 also establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument. Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

        The Company determines the fair value of its investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments, market activity may be minimal or nonexistent and management's determination of fair value is then based on the best information available in the circumstances and may incorporate management's own assumptions, which involves a significant degree of judgment.

        Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories.

        Level 1 - Quoted prices are available in active markets for identical financial instruments as of the reporting date. The types of financial instruments included in Level 1 are mutual funds. As required by SFAS
        157, the Company does not adjust the quoted price for these financial instruments, even in situations where it holds a large position and a sale could reasonably impact the quoted price.

        Level 2 - Fair values are based on quoted prices for similar assets or liabilities in active and inactive markets. Inactive markets involve few transactions for similar assets or liabilities and the prices are not current or price quotations vary substantially over time or among market makers, which would include some broker quotes. Level 2 inputs also include corroborated market data such as interest rate spreads, yield curves, volatilities, prepayment speeds, credit risks and default rates.
        The Company does not hold any level 2 securities in the Separate
        Account.

        Level 3 - Pricing inputs are unobservable for the financial instrument and include situations where there is little, if any, market activity for the financial instrument. These inputs may reflect the Company's estimates of the assumptions that market participants would use in valuing the financial instruments. The Company does not hold any level 3 securities in the Separate Account.

        In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.
        The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument.

                                                                    December 31, 2008
                                          ----------------------------------------------------------------------
                                           Quoted prices      Significant
                                             In active           other          Significant
                                            Markets for       observable       unobservable
                                          identical assets      inputs            inputs
                                             (Level 1)         (Level 2)         (Level 3)           Total
Assets
Separate accounts assets                    $ 342,430,594    $ -               $ -               $ 342,430,594
                                          ----------------  ----------------  ----------------  ----------------

        The first-in, first-out ("FIFO") method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.

        Federal Income Taxes
        The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable life policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

        Use of Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.      Expenses and Related Party Transactions

        The Company is compensated for certain expenses as described below. The rates of each applicable charge are described in the Separate Account's prospectus.

        o    A contract administration fee is charged to cover the Company's record keeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.

        o    A mortality and expense risk fee is charged in return for the
             Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.

        o    A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.

        o    A sales and premium tax charge is deducted from each premium payment made prior to deposit into the Separate Account. Total deductions from gross contract premiums received by the Company were $4,395,056 and $4,870,133 in 2008 and 2007, respectively.

3.      Purchases and Sales of Investment Securities

        The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2008 and 2007, were as follows:

                                                                    2008                                   2007
                                                     ------------------------------------  -------------------------------------
Portfolio                                               Purchases            Sales             Purchases            Sales

Fidelity Variable Insurance Products
 Fund I
    Money Market Portfolio                               $ 15,377,928       $ 11,716,136         $ 8,431,518        $ 8,448,015
    High Income Portfolio                                   1,938,151          1,754,370           2,015,296          1,560,999
    Equity-Income Portfolio                                 4,765,333          7,275,695           7,668,244          7,619,932
    Growth Portfolio                                        9,016,849         13,315,484           8,132,642         11,946,591
    Overseas Portfolio                                      6,325,958          4,998,264           6,396,220          4,624,290
    Mid Cap Portfolio                                       8,492,913          6,572,226           7,096,560          4,907,552
    Freedom Income Portfolio                                   20,819                  -                   -                  -
    Freedom 2010 Portfolio                                          -                  -                   -                  -
    Freedom 2015 Portfolio                                        330                168                   -                  -
    Freedom 2020 Portfolio                                     34,003             23,802                   -                  -
    Freedom 2025 Portfolio                                      4,616                557                   -                  -
    Freedom 2030 Portfolio                                     73,596             21,481                   -                  -
Fidelity Variable Insurance Products
 Fund II
    Asset Manager Portfolio                                 2,467,713          2,288,917           1,669,630          1,956,047
    Investment Grade Bond Portfolio                         5,055,239          3,740,060           2,976,024          2,292,395
    Index 500 Portfolio                                    15,682,404         15,963,043          14,697,296         13,407,086
    Contrafund Portfolio                                   11,127,332         12,540,598          24,434,505         11,325,272
    Asset Manager: Growth Portfolio                           865,713          1,337,867             991,974          1,183,651
Fidelity Variable Insurance Products
 Fund III
    Balanced Portfolio                                      1,170,057          1,096,759           1,192,028            977,423
    Growth & Income Portfolio                               3,001,427          2,892,500           3,461,051          2,947,109
    Growth Opportunities Portfolio                          1,702,735          2,301,833           1,645,434          2,311,216
American Century Variable
 Portfolios, Inc.
    Balanced Fund                                             874,279            837,113           1,102,827            684,877
    Capital Appreciation Fund                               2,638,167          2,580,368           2,000,910          1,440,735
    International Fund                                      7,426,139          7,582,562           7,175,896          5,519,177
    Value Fund                                              9,223,835          6,287,426           8,807,243          4,839,402
    Income & Growth Fund                                      809,528            712,472             557,191            786,575
MFS Variable Insurance Trust
    Growth Series                                           2,345,123          3,259,898           2,078,031          2,833,080
    Investors Trust Series                                    391,314            397,980             321,770            433,975
    New Discovery Series                                    4,411,267          2,392,387           1,723,931          1,679,021
    Research Series                                           883,759          1,461,233             930,383          1,250,660
    Total Return Series                                        75,496             12,811               6,096                180
    Utilities Series                                        1,827,013            517,906             767,124            136,547
Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio                             2,907,324          3,570,107           3,941,531          3,273,446
    Mid-Cap Value Portfolio                                 5,517,755          6,271,658           8,559,045          4,790,871
    International Portfolio                                 1,724,758          2,201,951           3,461,102          2,032,869
    America Value Portfolio                                    69,473             10,219              45,170              1,236
Alger American Fund
    LargeCap Growth Portfolio                               5,148,877          5,345,166           4,663,829          2,688,436
    MidCap Growth Portfolio                                 5,144,430          2,441,228           3,913,252          2,579,897
    Capital Appreciation Portfolio                          2,803,556          3,515,001           3,713,773          3,163,159
    SmallCap Growth Portfolio                               2,023,714          2,921,184           1,919,529          2,199,718
AIM Variable Insurance Funds
    Financial Services Fund                                 2,237,589          2,347,963             636,254            449,099
    Global Health Care Fund                                 1,376,817          1,239,423             482,890            597,806
    International Growth Fund                               2,999,283          1,022,266           2,547,948            223,705
LEVCO Series Trust
    Equity Value Fund                                               -                  -                   -                  -
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                              9,881,493          7,800,665           6,280,224          3,173,177
    Worldwide Real Estate Fund                              1,308,886            971,326           2,155,426          1,585,000
PIMCO Variable Insurance Trust
    Total Return Portfolio                                 17,727,253          9,053,888           6,528,215          2,473,387
    Low Duration Portfolio                                    556,748            375,837             375,368            130,178
    High Yield Portfolio                                      495,671            479,230             778,932            466,197
    Real Return Portfolio                                   3,325,012          2,323,461           1,197,398            532,884
    Stocks Plus Growth and Income                               1,584                  2                   -                  -
    SmallCap Stocks Plus Total Return                          12,363                313                   -                  -
Goldman Sachs Variable Insurance Trust
    Structured Small Cap Equity Fund                        1,496,865          1,280,289           2,780,551            483,247
    Growth & Income Fund                                    2,937,017            751,520           2,295,006            270,041
Neuberger Berman Advisors Management Trust
    Regency Portfolio                                          45,045             87,974             349,893             52,408
Premier VIT
    NACM Small Cap Portfolio                                  465,292            230,247             365,870            329,949
Profunds VP
    Japan                                                     165,512            124,427              85,724              2,484
    Oil & Gas                                               2,047,570            807,224             527,471            203,777
    Small-Cap                                                 175,137             30,941              63,801              5,221
    Ultra Mid-Cap                                             154,177             96,513             165,744             27,915
Vanguard Variable Insurance Funds
    Balanced                                                  269,257             18,032                   -                  -
    Total Bond Market Index                                   412,174             21,894                   -                  -
    High Yield Bond                                            10,800                638                   -                  -
    International                                           1,893,396            239,122                   -                  -
    Mid-Cap Index                                           1,236,414            163,798                   -                  -
    REIT Index                                                217,292             46,031                   -                  -
    Small Company Growth                                    1,417,143            153,709                   -                  -
    Short Term Investment Grade                                 9,559                169                   -                  -
    Total Stock Market Index                                  130,879             47,140                   -                  -
                                                     -----------------  -----------------  ------------------  -----------------
                                                        $ 196,375,151      $ 169,872,472       $ 174,113,770      $ 126,847,914
                                                     -----------------  -----------------  ------------------  -----------------

4.      Summary of Changes from Unit Transactions

        Transactions in units for the years ended December 31, 2008 and 2007, were as follows:

                                                           2008                                   2007
                                            --------------------------------------  ------------------------------------
                                                                      Net Increase/                         Net Increase/
Portfolio                                   Purchases      Sales      (Decrease)    Purchases     Sales     (Decrease)

Fidelity Variable Insurance Products
 Fund I
   Money Market Portfolio                    1,063,743      802,781       260,962     365,666     392,736       (27,070)
   High Income Portfolio                       118,808      128,095        (9,287)    106,616     100,473         6,143
   Equity-Income Portfolio                     307,134      369,088       (61,954)    205,836     285,080       (79,244)
   Growth Portfolio                            810,867      771,360        39,507     488,373     528,342       (39,969)
   Overseas Portfolio                          275,650      288,046       (12,396)    248,305     210,175        38,130
   Mid Cap Portfolio                           273,150      359,618       (86,468)    226,626     218,169         8,457
   Freedom Income Portfolio                      2,340            -         2,340           -           -             -
   Freedom 2010 Portfolio                            -            -             -           -           -             -
   Freedom 2015 Portfolio                           38           21            17           -           -             -
   Freedom 2020 Portfolio                        3,832        3,338           494           -           -             -
   Freedom 2025 Portfolio                          459           77           382           -           -             -
   Freedom 2030 Portfolio                        8,111        2,473         5,638           -           -             -
Fidelity Variable Insurance Products
 Fund II
   Asset Manager Portfolio                      96,586      114,737       (18,151)     50,525      87,168       (36,643)
   Investment Grade Bond Portfolio             268,819      203,217        65,602     141,058     116,270        24,788
   Index 500 Portfolio                       1,308,750    1,136,314       172,436     764,429     673,851        90,578
   Contrafund Portfolio                        634,379      577,919        56,460     441,060     394,508        46,552
   Asset Manager: Growth Portfolio              94,236       99,706        (5,470)     58,761      68,741        (9,980)
Fidelity Variable Insurance Products
 Fund III
   Balanced Portfolio                           77,065       77,588          (523)     52,821      55,328        (2,507)
   Growth & Income Portfolio                   186,485      190,463        (3,978)    158,967     146,993        11,974
   Growth Opportunities Portfolio              264,202      228,490        35,712     142,258     157,977       (15,719)
American Century Variable
 Portfolios, Inc.
   Balanced Fund                                40,635       53,078       (12,443)     50,378      38,250        12,128
   Capital Appreciation Fund                   108,317      124,476       (16,159)    100,592      63,704        36,888
   International Fund                          419,287      476,853       (57,566)    403,164     277,545       125,619
   Value Fund                                  335,682      310,887        24,795     285,840     188,693        97,147
   Income & Growth Fund                         39,388       58,087       (18,699)     31,205      47,515       (16,310)
MFS Variable Insurance Trust
   Growth Series                               232,346      263,645       (31,299)    165,861     200,097       (34,236)
   Investors Trust Series                       23,470       32,617        (9,147)     21,770      30,875        (9,105)
   New Discovery Series                        235,226      122,667       112,559      60,108      69,301        (9,193)
   Research Series                              75,646      116,634       (40,988)     63,578      84,586       (21,008)
   Total Return Series                           8,141        1,472         6,669         631          17           614
   Utilities Series                            183,257       62,449       120,808      76,333      13,797        62,536
Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio                 177,483      213,010       (35,527)    141,754     158,132       (16,378)
   Mid-Cap Value Portfolio                     218,966      290,436       (71,470)    211,373     163,309        48,064
   International Portfolio                     137,655      189,209       (51,554)    156,653     126,373        30,280
   America Value Portfolio                       7,521        1,140         6,381       4,517         118         4,399
Alger American Fund
   LargeCap Growth Portfolio                   676,959      704,493       (27,534)    525,042     285,850       239,192
   MidCap Growth Portfolio                     226,863      233,741        (6,878)    202,496     191,842        10,654
   Capital Appreciation Portfolio              316,733      400,187       (83,454)    396,476     325,083        71,393
   SmallCap Growth Portfolio                   224,444      339,559      (115,115)    181,945     194,697       (12,752)
AIM Variable Insurance Funds
   Financial Services Fund                     183,327      196,004       (12,677)     36,434      30,863         5,571
   Global Health Care Fund                      88,372      101,999       (13,627)     35,934      39,170        (3,236)
   International Growth Series II Fund         350,532      126,715       223,817     251,122      19,921       231,201
LEVCO Series Trust
   Equity Value Fund                                 -            -             -           -           -             -
Van Eck Worldwide Insurance Trust
   Worldwide Hard Assets Fund                  207,514      208,429          (915)    153,066      88,658        64,408
   Worldwide Real Estate Fund                   86,419       89,829        (3,410)    157,297     125,343        31,954
PIMCO Variable Insurance Trust
   Total Return Portfolio                    1,291,435      679,102       612,333     515,643     195,085       320,558
   Low Duration Portfolio                       39,892       32,672         7,220      27,639      11,217        16,422
   High Yield Portfolio                         28,537       38,014        (9,477)     47,606      32,480        15,126
   Real Return Portfolio                       239,616      177,505        62,111      85,583      42,591        42,992
   Overseas                                          -            -             -           -           -             -
   SmallCap Stocks plus Total Return             1,684           42         1,642           -           -             -
Goldman Sachs Variable Insurance Trust
   Structured Small Cap Equity Fund            203,824      173,142        30,682     263,173      47,709       215,464
   Growth & Income Fund                        359,370       92,658       266,712     214,085      22,038       192,047
Neuberger Berman Advisors Management Trust
   Agency Regency Portfolio                      4,401        9,275        (4,874)     31,831       4,272        27,559
Premier VIT
   NACM Small Cap Portfolio                     44,011       26,109        17,902      24,502      29,280        (4,778)
Profunds VP
   Japan                                        16,665       12,504         4,161       8,665         250         8,415
   Oil & Gas                                   196,641       91,091       105,550      50,292      17,581        32,711
   Small-Cap                                    25,713        4,873        20,840       6,818         543         6,275
   Ultra Mid-Cap                                24,700       13,168        11,532      17,883       2,946        14,937
Vanguard Variable Insurance Funds
   Balanced                                     30,324        2,129        28,195           -           -             -
   Total Bond Market Index                      41,682        2,700        38,982           -           -             -
   High Yield Bond                               1,433           88         1,345           -           -             -
   International                               264,121       36,366       227,755           -           -             -
   Mid-Cap Index                               157,771       23,533       134,238           -           -             -
   REIT Index                                   26,551        6,849        19,702           -           -             -
   Small Company Growth                        161,645       19,641       142,004           -           -             -
   Short Term Investment Grade                   1,010           16           994           -           -             -
   Total Stock Market Index                     18,518        6,403        12,115           -           -             -
                                            -----------  -----------  ------------  ----------  ----------  ------------
                                            13,578,381   11,518,827     2,059,554   8,458,590   6,605,542     1,853,048
                                            -----------  -----------  ------------  ----------  ----------  ------------

5.      Financial Highlights

        The Company sells a number of variable life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each portfolio that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options.

                                                    December 31                               Year Ended December 31
                                     -------------------------------------------  ------------------------------------------------
                                                  Unit Fair Value                 Investment  Expense Ratio      Total Return
                                                    Lowest to                      Income       Lowest to          Lowest to
                                        Units        Highest       Net Assets      Ratio*       Highest**         Highest***
                                     ------------ --------------- --------------  ---------  ---------------- --------------------
Net assets represented by
   Fidelity Variable Insurance Products
    Fund I
    Money Market Portfolio
          2008                           872,271  $10.16 to 20.66   $12,223,756      3.23%   0.50% to 1.40%     1.56% to 2.55%
          2007                           611,309  10.90 to 20.27     $8,561,964      4.56%   0.50% to 1.40%     3.81% to 4.66%
          2006                           638,379  10.51 to 19.49     $8,578,456      4.73%   0.50% to 1.40%     3.45% to 4.34%
          2005                           464,663  10.15 to 18.79     $6,105,579      3.05%   0.50% to 1.10%     1.50% to 2.49%
          2004                           429,408  10.00 to 18.44     $5,561,712      1.29%   0.50% to 1.10%     0.00% to 0.72%

    High Income Portfolio
          2008                           438,603  7.35 to 22.61      $4,685,116      9.38%   0.50% to 1.40%   -26.05% to -25.40%
          2007                           447,890  11.14 to 30.48     $6,608,023      8.43%   0.50% to 1.40%     1.42% to 2.30%
          2006                           441,747  10.89 to 29.98     $6,529,175      7.88%   0.50% to 1.40%     9.72% to 10.67%
          2005                           424,213  9.84 to 27.25      $5,811,792     15.05%   0.50% to 1.10%     1.21% to 2.18%
          2004                           359,096  9.63 to 26.83      $5,080,151      7.47%   0.50% to 1.10%     7.70% to 9.06%

    Equity-Income Portfolio
          2008                         1,219,709  6.00 to 37.18     $16,111,614      2.48%   0.50% to 1.40%   -43.43% to -42.94%
          2007                         1,281,663  13.54 to 65.55    $32,008,838      1.83%   0.50% to 1.40%     0.15% to 1.05%
          2006                         1,360,907  13.53 to 65.29    $34,589,744      3.26%   0.50% to 1.40%    18.52% to 19.57%
          2005                         1,372,700  11.41 to 54.92    $29,885,303      1.62%   0.50% to 1.10%     4.36% to 5.35%
          2004                         1,472,798  10.93 to 52.45    $30,789,773      1.45%   0.50% to 1.10%     9.30% to 10.98%

    Growth Portfolio
          2008                         2,400,150  5.10 to 36.54     $25,918,250      0.82%   0.50% to 1.40%   -47.94% to -47.42%
          2007                         2,360,643  9.70 to 69.94     $55,020,668      0.82%   0.50% to 1.40%    25.26% to 26.30%
          2006                         2,400,612  7.68 to 55.70     $47,125,015      0.39%   0.50% to 1.40%     5.41% to 6.31%
          2005                         2,579,112  7.22 to 52.71     $47,945,094      0.49%   0.50% to 1.10%     4.36% to 5.31%
          2004                         2,806,273  6.86 to 50.37     $49,884,375      0.25%   0.50% to 1.10%     2.23% to 4.00%

    Overseas Portfolio
          2008                           930,713  5.75 to 23.72     $10,762,909      2.71%   0.50% to 1.40%   -44.60% to -44.05%
          2007                           943,109  13.12 to 42.68    $20,501,977      3.38%   0.50% to 1.40%    15.75% to 16.73%
          2006                           904,979  11.24 to 36.79    $17,527,874      0.81%   0.50% to 1.40%    16.41% to 17.45%
          2005                           809,978  9.56 to 31.50     $13,703,972      0.54%   0.50% to 1.10%    17.36% to 18.44%
          2004                           635,914  8.08 to 26.76      $9,536,720      1.03%   0.50% to 1.10%    10.60% to 13.17%

    Mid Cap Portfolio
          2008                         1,058,412  6.19 to 13.93     $13,975,665      0.47%   0.50% to 1.40%   -40.30% to -39.75%
          2007                         1,144,880  17.99 to 23.25    $25,085,489      0.93%   0.50% to 1.40%    14.08% to 15.00%
          2006                         1,136,423  15.77 to 20.34    $21,746,629      0.35%   0.50% to 1.40%    11.13% to 12.19%
          2005                         1,151,188  14.18 to 18.24    $19,713,470      0.00%   0.50% to 1.10%    16.69% to 17.64%
          2004                         1,013,674  12.16 to 15.59    $14,830,730      0.00%   0.50% to 1.10%    21.60% to 24.37%

    Freedom Income Portolio
          2008                             2,340   8.87 to 8.95         $20,820      0.00%         n/a                n/a

    Freedom 2010 Portolio
          2008                                 -   7.54 to 7.60              $0     n/a            n/a                n/a

    Freedom 2015 Portolio
          2008                                17   7.36 to 7.43            $129      7.32%         n/a                n/a

    Freedom 2020 Portolio
          2008                               494   6.84 to 6.90          $3,412      6.40%         n/a                n/a

    Freedom 2025 Portolio
          2008                               382   6.70 to 6.76          $2,567      6.76%         n/a                n/a

    Freedom 2030 Portolio
          2008                             5,638   6.34 to 6.40         $35,917      6.26%         n/a                n/a

   Fidelity Variable Insurance Products
    Fund II
    Asset Manager Portfolio
          2008                           318,417  6.95 to 26.72      $5,177,690      2.69%   0.50% to 1.40%   -29.73% to -29.01%
          2007                           336,568  12.78 to 37.91     $8,164,214      6.07%   0.50% to 1.40%    13.90% to 14.89%
          2006                           373,211  11.22 to 33.19     $7,998,925      2.68%   0.50% to 1.40%     5.85% to 6.82%
          2005                           397,720  10.56 to 31.27     $8,036,130      2.65%   0.50% to 1.10%     2.61% to 3.43%
          2004                           434,150  10.21 to 30.38     $8,682,432      2.64%   0.50% to 1.10%     3.30% to 5.04%

    Investment Grade Bond Portfolio
          2008                           672,783  9.61 to 24.26     $10,967,654      4.32%   0.50% to 1.40%    -4.62% to -3.77%
          2007                           607,181  11.04 to 25.35    $10,502,350      4.11%   0.50% to 1.40%     2.89% to 3.85%
          2006                           582,393  10.73 to 24.57     $9,801,407      3.96%   0.50% to 1.40%     2.98% to 3.79%
          2005                           610,057  10.42 to 23.80     $9,999,369      3.73%   0.50% to 1.10%     0.77% to 1.68%
          2004                           643,150  10.34 to 23.55    $10,515,913      3.54%   0.50% to 1.10%     3.29% to 3.93%

    Index 500 Portfolio
          2008                         3,798,556  6.58 to 22.47     $39,209,782      2.27%   0.50% to 1.40%   -37.84% to -37.34%
          2007                         3,626,120  10.82 to 36.06    $64,296,635      3.66%   0.50% to 1.40%     3.83% to 4.95%
          2006                         3,535,542  10.31 to 34.58    $61,924,179      1.63%   0.50% to 1.40%    14.17% to 15.13%
          2005                         3,487,643  8.96 to 30.21     $53,675,538      1.66%   0.50% to 1.10%     3.31 % to 4.25%
          2004                         3,207,660  8.59 to 29.14     $48,254,425      1.20%   0.50% to 1.10%     8.60% to 10.13%

    Contrafund Portfolio
          2008                         2,208,028  6.08 to 24.33     $32,023,672      1.01%   0.50% to 1.40%   -43.34% to -42.80%
          2007                         2,151,568  16.26 to 42.79    $59,938,983      0.96%   0.50% to 1.40%    16.03% to 16.98%
          2006                         2,105,016  13.90 to 36.80    $52,594,822      1.29%   0.50% to 1.40%    10.17% to 11.17%
          2005                         2,075,391  12.50 to 33.30    $47,391,065      0.28%   0.50% to 1.10%    15.30% to 16.31%
          2004                         2,092,964  10.75 to 28.80    $41,520,720      0.31%   0.50% to 1.10%    11.00% to 14.97%

    Asset Manager: Growth Portfolio
          2008                           302,654  6.25 to 15.37      $2,993,258      1.98%   0.50% to 1.40%   -36.69% to -36.15%
          2007                           308,124  11.37 to 24.21     $5,291,927      4.22%   0.50% to 1.40%    16.12% to 18.31%
          2006                           318,104  9.61 to 20.57      $4,818,192      2.02%   0.50% to 1.40%     5.86% to 6.64%
          2005                           341,714  9.02 to 19.44      $4,914,827      2.31%   0.50% to 1.10%     2.39% to 3.36%
          2004                           357,749  8.73 to 18.92      $5,033,531      2.20%   0.50% to 1.10%     3.40% to 5.43%

   Fidelity Variable Insurance Products
    Fund III
    Balanced Portfolio
          2008                           299,149  6.69 to 11.35      $3,200,918      1.85%   0.50% to 1.40%   -34.90% to -34.29%
          2007                           299,672  12.95 to 17.38     $5,041,173      3.38%   0.50% to 1.40%     7.56% to 8.46%
          2006                           302,179  12.04 to 16.12     $4,752,048      1.95%   0.50% to 1.40%    10.02% to 11.17%
          2005                           294,362  10.93 to 14.59     $4,183,466      2.44%   0.50% to 1.10%     1.35% to 4.85%
          2004                           282,300  10.41 to 13.95     $3,819,590      1.82%   0.50% to 1.10%     4.34% to 7.80%

    Growth & Income Portfolio
          2008                           577,902  6.14 to 11.87      $5,926,268      1.23%   0.50% to 1.40%   -42.46% to -41.98%
          2007                           581,880  12.60 to 20.58    $11,350,680      1.88%   0.50% to 1.40%    10.58% to 11.50%
          2006                           569,906  11.30 to 18.56    $10,184,116      0.82%   0.50% to 1.40%    11.62% to 12.66%
          2005                           511,748  10.03 to 16.58     $8,188,594      1.44%   0.50% to 1.10%     6.08% to 7.05%
          2004                           513,328  9.37 to 15.58      $7,706,179      0.83%   0.50% to 1.10%     4.63% to 5.40%

    Growth Opportunities Portfolio
          2008                           771,805   4.70 to 6.95      $4,465,907      0.43%   0.50% to 1.40%   -55.68% to -55.20%
          2007                           736,093  10.49 to 15.63    $10,781,475      0.00%   0.50% to 1.40%    21.18% to 22.55%
          2006                           751,812  8.56 to 12.83      $9,343,810      0.68%   0.50% to 1.40%     4.30% to 4.91%
          2005                           792,034  8.15 to 12.30      $9,422,551      0.88%   0.50% to 1.10%     7.33% to 8.35%
          2004                           818,782  7.53 to 11.42      $9,022,058      0.51%   0.50% to 1.10%     6.04% to 7.10%

   American Century Variable
    Portfolios, Inc.
    Balanced Fund
          2008                           199,113  8.09 to 13.80      $2,644,260      2.64%   0.50% to 1.40%   -21.39% to -20.68%
          2007                           211,556  12.48 to 17.52     $3,636,481      2.12%   0.50% to 1.40%     3.48% to 4.37%
          2006                           199,428  12.06 to 16.88     $3,297,904      1.76%   0.50% to 1.40%     8.12% to 9.08%
          2005                           178,854  11.15 to 15.57     $2,721,054      1.74%   0.50% to 1.10%     3.47% to 4.42%
          2004                           166,761  10.78 to 15.00     $2,444,829      1.46%   0.50% to 1.10%     7.80% to 9.26%

    Capital Appreciation Fund
          2008                           337,485  5.71 to 14.58      $4,287,827      0.00%   0.50% to 1.40%   -46.91% to -46.17%
          2007                           353,644  16.05 to 27.39     $8,669,898      0.00%   0.50% to 1.40%    43.74% to 44.99%
          2006                           316,756  11.07 to 18.99     $5,516,568      0.00%   0.50% to 1.40%    15.68% to 16.67%
          2005                           317,072  9.48 to 16.38      $4,745,135      0.00%   0.50% to 1.10%    20.39% to 21.49%
          2004                           318,015  7.81 to 13.57      $3,939,398      0.00%   0.50% to 1.10%     6.43% to 6.99%

    International Fund
          2008                         1,295,590  5.53 to 11.69     $13,140,038      0.85%   0.50% to 1.40%   -45.60% to -45.08%
          2007                         1,353,156  10.78 to 21.43    $26,670,007      0.65%   0.50% to 1.40%    16.45% to 17.43%
          2006                         1,227,537  9.18 to 18.36     $21,164,022      1.43%   0.50% to 1.40%    23.33% to 24.46%
          2005                         1,034,702  7.37 to 14.84     $14,404,355      0.99%   0.50% to 1.10%    11.72% to 12.61%
          2004                           785,732  6.55 to 13.25      $9,706,395      0.50%   0.50% to 1.10%    12.50% to 14.51%

    Value Fund
          2008                         1,002,237  7.54 to 16.80     $15,683,190      2.44%   0.50% to 1.40%   -27.74% to -27.13%
          2007                           977,442  12.33 to 23.20    $21,332,296      1.59%   0.50% to 1.40%    -6.45% to -5.61%
          2006                           880,295  13.18 to 24.73    $20,610,685      1.26%   0.50% to 1.40%    17.00% to 18.05%
          2005                           766,651  11.26 to 21.07    $15,382,309      0.78%   0.50% to 1.10%     3.54% to 4.48%
          2004                           576,216  10.88 to 20.29    $11,215,585      1.51%   0.50% to 1.10%     8.80% to 13.79%

    Income & Growth Fund
          2008                           181,676   6.88 to 9.96      $1,767,576      2.08%   0.50% to 1.40%   -35.45% to -34.89%
          2007                           200,375  11.35 to 15.37     $3,033,407      1.85%   0.50% to 1.40%    -1.45% to -0.61%
          2006                           216,685  11.42 to 15.52     $3,316,030      1.68%   0.50% to 1.40%    15.48% to 16.53%
          2005                           210,330  9.80 to 13.37      $2,770,134      1.92%   0.50% to 1.10%     3.21% to 4.14%
          2004                           203,727  9.41 to 12.90      $2,584,309      1.31%   0.50% to 1.10%    10.00% to 12.43%

   MFS Variable Insurance Trust
    Growth Series
          2008                           893,304   4.45 to 9.46      $7,525,964      0.24%   0.50% to 1.40%   -38.29% to -37.76%
          2007                           924,603  7.15 to 15.26     $13,216,107      0.00%   0.50% to 1.40%    19.54% to 20.57%
          2006                           958,839  5.93 to 12.70     $11,600,497      0.00%   0.50% to 1.40%     6.43% to 7.43%
          2005                         1,037,662  5.52 to 11.88     $11,576,518      0.00%   0.50% to 1.10%     7.70% to 8.66%
          2004                         1,096,262  5.08 to 10.98     $11,330,395      0.00%   0.50% to 1.10%     9.40% to 12.39%

    Investors Trust Series
          2008                           136,107   6.79 to 9.39      $1,223,835      0.86%   0.50% to 1.40%   -34.01% to -33.39%
          2007                           145,254  11.59 to 14.23     $1,980,718      0.84%   0.50% to 1.40%     8.79% to 9.75%
          2006                           154,359  10.56 to 13.08     $1,931,782      0.48%   0.50% to 1.40%    11.46% to 12.46%
          2005                           155,812  9.39 to 11.74      $1,741,627      0.55%   0.50% to 1.10%      5.2% to 6.70%
          2004                           169,542  8.80 to 11.09      $1,783,500      0.60%   0.50% to 1.10%    10.16% to 10.90%

    New Discovery Series
          2008                           428,452  6.19 to 13.76      $5,411,177      0.00%   0.50% to 1.40%   -40.18% to -39.66%
          2007                           315,893  10.64 to 22.88     $6,841,325      0.00%   0.50% to 1.40%     1.14% to 2.01%
          2006                           325,086  10.43 to 22.52     $7,112,418      0.00%   0.50% to 1.40%    11.68% to 12.67%
          2005                           342,995  9.26 to 20.07      $6,696,977      0.00%   0.50% to 1.10%     3.80% to 4.72%
          2004                           391,199  8.84 to 19.24      $7,337,919      0.00%   0.50% to 1.10%     5.32% to 6.00%

    Research Series
          2008                           351,987   6.57 to 9.42      $3,229,160      0.54%   0.50% to 1.40%   -36.97% to -36.39%
          2007                           392,975  10.58 to 14.87     $5,759,688      0.70%   0.50% to 1.40%    11.62% to 12.67%
          2006                           413,983  9.39 to 13.26      $5,420,357      0.49%   0.50% to 1.40%     9.00% to 9.89%
          2005                           420,222  8.55 to 12.11      $5,018,980      0.45%   0.50% to 1.10%     6.31% to 7.21%
          2004                           437,725  7.97 to 11.33      $4,894,475      1.03%   0.50% to 1.10%    12.10% to 15.34%

    Total Return Series
          2008                             7,283   7.43 to 7.94         $54,520      1.85%   0.50% to 1.40%   -23.16% to -22.53%
          2007                               614   9.67 to 9.72          $5,959      0.00%   0.50% to 1.40%    -3.30% to -2.80%

    Utilities Series
          2008                           183,344   6.12 to 6.55      $1,194,358      1.55%   0.50% to 1.40%   -38.59% to -38.03%
          2007                            62,536  10.52 to 10.57       $659,438      0.00%   0.50% to 1.40%     5.20% to 5.70%

   Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio
          2008                           692,892  6.74 to 12.73      $8,396,938      1.51%   0.50% to 1.40%   -37.32% to -36.77%
          2007                           728,419  13.29 to 20.20    $14,240,492      1.25%   0.50% to 1.40%     2.00% to 2.95%
          2006                           744,797  13.03 to 19.70    $14,247,013      1.32%   0.50% to 1.40%    15.72% to 16.66%
          2005                           688,230  11.26 to 16.95    $11,373,221      1.02%   0.50% to 1.10%     1.81% to 2.74%
          2004                           605,330  11.06 to 16.56     $9,826,097      0.93%   0.50% to 1.10%    10.60% to 12.05%

    Mid-Cap Value Portfolio
          2008                           675,933  6.42 to 16.28     $10,682,778      1.27%   0.50% to 1.40%   -40.22% to -39.68%
          2007                           747,403  13.60 to 26.99    $19,623,648      0.47%   0.50% to 1.40%     -0.79% to 0.07%
          2006                           699,339  13.70 to 27.07    $18,531,601      0.51%   0.50% to 1.40%    10.67% to 11.69%
          2005                           696,162  12.38 to 24.34    $16,637,131      0.49%   0.50% to 1.10%     6.72% to 7.66%
          2004                           549,931  11.60 to 22.69    $12,416,192      0.32%   0.50% to 1.10%    16.00% to 23.45%

    International Portfolio
          2008                           510,049   5.21 to 8.58      $3,617,364      0.57%   0.50% to 1.40%   -52.17% to -51.74%
          2007                           561,603  12.06 to 17.94     $8,381,975      0.92%   0.50% to 1.40%     3.14% to 4.15%
          2006                           531,323  11.58 to 17.37     $7,649,418      0.46%   0.50% to 1.40%    27.32% to 28.52%
          2005                           420,692  9.01 to 13.64      $4,732,183      0.00%   0.50% to 1.10%    24.82% to 26.01%
          2004                           197,010  7.15 to 10.93      $1,779,463      0.15%   0.50% to 1.10%     9.30% to 19.97%

    America Value Portfolio
          2008                            10,780   6.86 to 7.60         $74,280      6.26%   0.50% to 1.40%   -27.18% to -26.61%
          2007                             4,399   9.42 to 9.47         $41,530      5.65%   0.50% to 1.40%    -5.80% to -5.30%

   Alger American Fund
    LargeCap Growth Portfolio
          2008                         1,557,697   4.85 to 7.67      $7,741,324      0.23%   0.50% to 1.40%   -46.92% to -46.42%
          2007                         1,585,231  9.08 to 14.45     $14,673,255      0.34%   0.50% to 1.40%    18.35% to 19.41%
          2006                         1,346,039  7.64 to 12.22     $10,461,666      0.12%   0.50% to 1.40%     3.69% to 4.61%
          2005                         1,066,741  7.33 to 11.78      $7,928,119      0.00%   0.50% to 1.10%    10.46% to 11.55%
          2004                           634,599  6.60 to 10.66      $4,216,027      0.00%   0.50% to 1.10%     4.39% to 6.60%

    MidCap Growth Portfolio
          2008                           782,137   4.73 to 7.00      $4,679,573      0.17%   0.50% to 1.40%   -58.92% to -58.59%
          2007                           789,015  14.31 to 17.04    $11,389,000      0.00%   0.50% to 1.40%    29.78% to 30.82%
          2006                           778,361  10.97 to 13.14     $8,615,830      0.00%   0.50% to 1.40%     8.62% to 9.66%
          2005                           805,070  10.05 to 12.09     $8,153,666      0.00%   0.50% to 1.10%     8.32% to 9.23%
          2004                           723,046  9.24 to 11.16      $6,715,021      0.00%   0.50% to 1.10%    11.60% to 12.57%

    Capital Appreciation Portfolio
          2008                         1,042,714  5.67 to 10.18      $5,996,510      0.00%   0.50% to 1.40%   -45.88% to -45.39%
          2007                         1,126,168  10.42 to 18.81    $11,917,522      0.00%   0.50% to 1.40%    31.07% to 32.96%
          2006                         1,054,775  7.87 to 14.28      $8,452,271      0.00%   0.50% to 1.40%    17.65% to 19.35%
          2005                         1,055,676  6.66 to 12.14      $7,075,574      0.00%   0.50% to 1.10%    12.81% to 13.94%
          2004                         1,006,994  5.87 to 10.76      $5,964,934      0.00%   0.50% to 1.10%     6.95% to 7.57%

    SmallCap Growth Portfolio
          2008                           771,360   5.61 to 9.21      $4,438,741      0.00%   0.50% to 1.40%   -47.34% to -46.89%
          2007                           886,475  10.61 to 17.49     $9,606,349      0.00%   0.50% to 1.40%    14.95% to 16.67%
          2006                           899,227  9.13 to 15.12      $8,441,665      0.00%   0.50% to 1.40%    18.40% to 20.24%
          2005                         1,056,935  7.67 to 12.77      $8,206,483      0.00%   0.50% to 1.10%    15.25% to 16.31%
          2004                           905,593  6.63 to 11.08      $6,058,125      0.00%   0.50% to 1.10%    10.80% to 16.01%

   AIM Variable Insurance Funds
    Financial Services Fund
          2008                           112,331   3.96 to 4.63        $323,569      2.84%   0.50% to 1.40%   -59.96% to -59.66%
          2007                           125,008  9.89 to 11.08      $1,352,748      1.88%   0.50% to 1.40%   -23.33% to -22.63%
          2006                           119,437  12.90 to 14.32     $1,676,905      1.54%   0.50% to 1.40%    14.91% to 15.86%
          2005                           102,271  11.22 to 12.36     $1,245,177      1.41%   0.50% to 1.10%     4.43% to 5.37%
          2004                            92,159  10.75 to 11.73     $1,069,179      0.83%   0.50% to 1.10%     7.45% to 8.11%

    Global Health Care Fund
          2008                           115,741   7.67 to 9.91      $1,125,638      0.00%   0.50% to 1.40%   -29.61% to -28.96%
          2007                           129,368  12.46 to 13.95     $1,770,058      0.00%   0.50% to 1.40%     6.14% to 11.24%
          2006                           132,604  11.29 to 12.54     $1,692,934      0.00%   0.50% to 1.40%     3.77% to 8.97%
          2005                           116,745  10.88 to 11.97     $1,376,465      0.00%   0.50% to 1.10%     6.67% to 7.55%
          2004                           100,763  10.20 to 11.13     $1,109,323      0.00%   0.50% to 1.10%     2.00% to 7.02%

    International Growth Fund
          2008                           455,018   5.91 to 6.19      $2,711,172      0.81%   0.50% to 1.40%   -48.35% to -48.32%
          2007                           231,201  10.06 to 10.11     $2,333,557      0.68%   0.50% to 1.40%     0.60% to 1.10%

   LEVCO Series Trust
    Equity Value Fund
          2005                             1,255  11.41 to 11.58        $14,305      0.07%   0.50% to 1.40%     7.00% to 7.99%
          2004                             1,329  10.55 to 11.14        $14,085      1.64%   0.50% to 1.10%     5.50% to 13.20%

   Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund
          2008                           353,372  4.46 to 22.13      $7,541,921      0.34%   0.50% to 1.40%   -46.86% to -46.40%
          2007                           354,287  32.82 to 41.29    $14,276,656      0.10%   0.50% to 1.40%    42.40% to 44.62%
          2006                           289,879  22.90 to 28.55     $8,136,910      0.06%   0.50% to 1.40%    22.77% to 24.72%
          2005                           228,817  18.64 to 23.05     $5,176,284      0.20%   0.50% to 1.10%    49.51% to 50.92%
          2004                           112,843  12.47 to 15.27     $1,703,910      0.21%   0.50% to 1.10%    22.59% to 24.70%

    Worldwide Real Estate Fund
          2008                           170,826   4.71 to 5.19        $883,177      5.81%   0.50% to 1.40%   -55.68% to -55.30%
          2007                           174,236  11.44 to 11.61     $2,013,027      0.98%   0.50% to 1.40%     -0.52% to 0.35%
          2006                           142,282  11.50 to 11.57     $1,642,088      0.00%   0.50% to 1.40%    15.00% to 15.70%

   PIMCO Variable Insurance Trust
    Total Return Portfolio
          2008                         1,819,366  10.13 to 12.61    $22,479,921      4.98%   0.50% to 1.40%     3.39% to 4.30%
          2007                         1,207,033  11.50 to 12.09    $14,304,515      4.70%   0.50% to 1.40%     7.28% to 8.24%
          2006                           886,475  10.72 to 11.17     $9,745,775      4.48%   0.50% to 1.40%     2.74% to 3.31%
          2005                           624,688  10.47 to 10.81     $6,676,613      3.80%   0.50% to 1.10%     0.97% to 1.90%
          2004                           196,446  10.36 to 10.60     $2,070,736      1.73%   0.50% to 1.10%     3.75% to 4.43%

    Low Duration Portfolio
          2008                           165,525  9.79 to 11.19      $1,838,160      4.27%   0.50% to 1.40%    -1.75% to -0.89%
          2007                           158,305  10.71 to 11.29     $1,774,207      4.52%   0.50% to 1.40%     2.88% to 6.91%
          2006                           141,883  10.28 to 10.57     $1,490,374      3.97%   0.50% to 1.40%     2.62% to 3.40%
          2005                           108,330  10.05 to 10.21     $1,100,561      2.71%   0.50% to 1.10%     -0.42% to 0.52%
          2004                            66,544  10.06 to 10.16       $673,026      0.98%   0.50% to 1.10%     0.60% to 1.40%

    High Yield Portfolio
          2008                           125,391  7.52 to 10.51      $1,292,791      8.29%   0.50% to 1.40%   -24.61% to -23.90%
          2007                           134,868  12.23 to 13.81     $1,829,459      7.45%   0.50% to 1.40%     1.47% to 2.57%
          2006                           119,742  11.98 to 13.41     $1,582,985      6.43%   0.50% to 1.40%     7.55% to 10.20%
          2005                            92,110  11.13 to 12.35     $1,126,787      6.56%   0.50% to 1.10%     2.68% to 3.61%
          2004                            67,958  10.84 to 11.92       $806,118      5.89%   0.50% to 1.10%     8.36% to 8.96%

    Real Return Portfolio
          2008                           386,417  8.90 to 11.84      $4,495,899      4.03%   0.50% to 1.40%    -8.30% to -7.57%
          2007                           324,306  11.69 to 12.81     $4,087,737      4.55%   0.50% to 1.40%     9.15% to 11.10%
          2006                           281,314  10.71 to 11.63     $3,227,004      4.36%   0.50% to 1.40%    -0.70% to -0.26%
          2005                           219,713  10.79 to 11.61     $2,517,402      2.81%   0.50% to 1.10%     0.70% to 1.15%
          2004                           141,597  10.71 to 11.43     $1,595,134      0.79%   0.50% to 1.10%     7.10% to 8.35%

    Stocks Plus Growth and Income
          2008                                 -   5.93 to 5.98          $1,626      0.00%         n/a                n/a

    SmallCap Stocks Plus Total Return
          2008                             1,642   6.87 to 6.93         $11,320      4.33%         n/a                n/a

   Goldman Sachs Variable Insurance Trust
    Structured Small Cap Equity Fund
          2008                           339,271   5.31 to 6.93      $1,825,680      0.76%   0.50% to 1.40%    -34.85% to 34.42%
          2007                           308,589   8.15 to 8.28      $2,537,465     16.64%   0.50% to 1.40%   -17.68% to -16.89%
          2006                            93,125   9.90 to 9.96        $925,229      0.00%   0.50% to 1.40%    -1.00% to -0.37%

    Growth & Income Fund
          2008                           458,759   5.96 to 6.56      $2,757,610      3.25%   0.50% to 1.40%   -35.43% to -34.84%
          2007                           192,047   9.23 to 9.27      $1,777,607     22.11%   0.50% to 1.40%    -7.70% to -7.30%

   Neuberger Berman Advisors Management Trust
     Regency Portfolio
          2008                            46,000   5.41 to 5.67        $258,257      1.24%   0.50% to 1.40%   -46.58% to -46.15%
          2007                            50,874  10.24 to 10.53       $531,953      4.32%   0.50% to 1.40%     0.69% to 2.83%
          2006                            23,315  10.06 to 10.24       $238,137      0.00%   0.50% to 1.40%     1.70% to 2.40%

   Premier VIT
    NACM Small Cap Portfolio
          2008                            54,979   5.95 to 6.13        $332,420      0.00%   0.50% to 1.40%   -42.46% to -41.94%
          2007                            37,077  10.34 to 10.49       $385,849      0.00%   0.50% to 1.40%     -0.67% to 0.19%
          2006                            41,855  10.41 to 10.47       $437,004      0.00%   0.50% to 1.40%     4.10% to 4.70%

   Profunds VP
    Japan
          2008                            12,576   4.88 to 6.37         $61,897     17.00%   0.50% to 1.40%   -41.70% to -41.14%
          2007                             8,415   8.37 to 8.41         $70,629      0.00%   0.50% to 1.40%   -16.30% to -15.90%

    Oil & Gas
          2008                           138,261   5.74 to 6.88        $943,914      0.00%   0.50% to 1.40%   -37.86% to -37.23%
          2007                            32,711  10.91 to 10.96       $357,927      0.00%   0.50% to 1.40%     9.10% to 9.60%

    Small-Cap
          2008                            27,115   5.82 to 7.09        $158,936      0.00%   0.50% to 1.40%   -31.69% to -31.07%
          2007                             6,275   8.52 to 8.56         $53,582      0.00%   0.50% to 1.40%   -14.80% to -14.40%

    Ultra Mid-Cap
          2008                            26,469   2.70 to 3.26         $71,736      1.59%   0.50% to 1.40%   -67.86% to -67.69%
          2007                            14,937   8.40 to 8.45        $125,780      0.00%   0.50% to 1.40%   -16.00% to -15.50%

   Vanguard Variable Insurance Funds
    Balanced
          2008                            28,195   7.69 to 7.75        $217,908      0.00%         n/a                n/a

    Total Bond Market Index
          2008                            38,982  10.26 to 10.35       $402,638      0.00%         n/a                n/a

    High Yield Bond
          2008                             1,345   7.61 to 7.68         $10,268      0.00%         n/a                n/a

    International
          2008                           227,755   5.49 to 5.53      $1,252,399      0.00%         n/a                n/a

    Mid-Cap Index
          2008                           134,238   5.85 to 5.90        $786,714      0.00%         n/a                n/a

    REIT Index
          2008                            19,702   5.83 to 5.88        $115,341      0.00%         n/a                n/a

    Small Company Growth
          2008                           142,004   6.65 to 6.71        $946,871      0.00%         n/a                n/a

    Short Term Investment Grade
          2008                               994   9.46 to 9.54          $9,432      0.00%         n/a                n/a

    Total Stock Market Index
          2008                            12,115   6.46 to 6.52         $78,662      0.00%         n/a                n/a

         *   The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the portfolio, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income is affected by the timing of the declaration of dividends.

         **  The Expense Ratio represents the annualized contract expenses of each portfolio within the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

         *** The Total Return is calculated as the change in the unit value of the underlying portfolio, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For newly introduced portfolios, the total return for the first year is calculated as the percentage of change from inception to the end of the period.

PART C
OTHER INFORMATION
Item 26.		Exhibits
(a)	Board of Directors Resolutions.
Resolution of the Board of Directors of Midland National Life establishing the Separate Account A (2)
(b)	Custodian Agreements. Not Applicable
(c)	Underwriting Contracts.
	1)	Principal Underwriting Agreement (8)
	2)	Selling Agreement (8)
	3)	Commission schedule (8)
(d)	Contracts.
Policy (17)
(e)	Applications.
Application Form. (5)
(f)	Depositor’s Certificate of Incorporation and By-Laws.
	1)	Articles of Incorporation of Midland National Life. (2)
	2)	By-Laws of Midland National Life. (2)
(g)	Reinsurance Contracts.
Form of Reinsurance Contracts (8)
(h)	Participation Agreements.
	1. (a)	Form of Participation Agreements between Midland National Life Insurance Company and Fidelity
Distributors Corporation/Variable Insurance Products Fund, and Variable Products Fund II. (1)
(b) Amendments to Participation Agreements for Fidelity Distributors Corporation/Variable Insurance
Products Fund, and Variable Products Fund II. (1)
(c) Form of Participation Agreement between Midland National Life Insurance Company and Fidelity
Distributors Corporation/Variable Insurance Products Fund III. (2)
(d) Form of Participation Agreement between Midland National Life Insurance Company and American
Century Investment Services, Inc. (1)
(e) Form of Participation Agreement between Midland National Life Insurance Company and Lord Abbett
Series Funds, Inc. (3)
(f) Amendments to Participation Agreement for Lord Abbett Series Funds, Inc. (4)
(g) Form of Participation Agreement between Midland National Life Insurance Company and Massachusetts
Financial Variable Insurance Trusts. (3)
(h) Form of Participation Agreement between Midland National Life Insurance Company and Fred Alger
Management, Inc. (6)

	(i)	Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance
Products Fund III. (6)
	(j)	Form of Participation Agreement between Midland National Life Insurance Company and Van Eck
Global Worldwide Insurance Trust. (7)
	(k)	Form of Participation Agreement between Midland National Life Insurance Company and Pacific
Investment Management Company LLC. (8)
	(l)	Form of Participation Agreement between Midland National Life Insurance Company and AIM
Distributors, Inc. (12)
	(m)	Form of Participation Agreement between Midland National Life Insurance Company and Goldman
Sachs Variable Insurance Trust. (10)
	(n)	Form of Participation Agreement between Midland National Life Insurance Company and PIMCO
Advisors VIT. (10)
	(o)	Form of Participation Agreement between Midland National Life Insurance Company and Neuberger
Berman Advisers Management Trust. (10)
	(p)	Amendments to Participation Agreement for Van Eck Global Worldwide Insurance Trust. (11)
	(q)	Amendment to Participation Agreement for Goldman Sachs Variable Insurance Trust. (12)
	(r)	Amendment to Participation Agreement between Midland National Life Insurance Company and Premier
VIT (formerly PIMCO Advisors VIT) and Allianz Global Investors Distributors LLC. (13)
	(s)	Form of Participation Agreement between Midland National Life Insurance Company and ProFund
Advisors, LLC. (14)
	(t)	Amendment to Participation Agreement for ProFund Advisors, LLC. (18)
	(u)	Participation Agreement between Midland National Life Insurance Company and Vanguard Variable
Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation. (18)
(i)	Administrative Contracts. Not Applicable.
(j)	Other Material Contracts.
(a) AIM Fund Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 between Midland
National Life Insurance Company and A I M Investment Services, Inc. (15)
(b) Rule 22c-2 Agreement between Midland National Life Insurance Company and Fred Alger &
Company, Inc. (15)
(c) Shareholder Information Agreement between Midland National Life Insurance Company and
American Century Investment Services, Inc. (15)
(d) SEC Rule 22c-2 Amendment to Participation Agreement between Midland National Life Insurance
Company and Fidelity Distributors Corporation. (15)
(e) Variable Annuity Shareholder Information Agreement between Midland National Life Insurance
Company and Goldman Sachs Variable Insurance Trust. (15)
(f) Rule 22c-2 Agreement between Midland National and Lord Abbett Distributor LLC. (15)
(g) Rule 22c-2 Shareholder Information Agreement between Midland National and MFS Fund
Distributors Inc. (15)

(h) Rule 22c-2 Shareholder Information Access Agreement between Midland National and Neuberger
Berman Management Inc. (15)

(i) Rule 22c-2 Amendment to Participation Agreement between Midland National and Allianz Global
Investors Distributors, Inc., principal underwriters for Premier VIT and PIMCO Variable Insurance
Trust. (15)

(j) Shareholder Information Agreement between Midland National and Van Eck Securities Corporation.
(15)

(k)		Legal Opinion.
	1)	Opinion and Consent (19)
	2)	Power of Attorney (19)

(l)		Actuarial Opinion. (19)

(m) Calculation of Illustrations (9)

(n)		Other Opinions.

	1)	Consent of Sutherland Asbill & Brennan LLP (19)
	2)	Consent of Independent Registered Public Accounting Firm (19)

(o)		Omitted Financial Statements. Not Applicable.

(p)		Initial Capital Agreements. Not Applicable.

(q)		Redeemability Exemption. Memorandum describing Midland National Life’s issuance, transfer and redemption procedures for the Policy. (18)

(1)		Incorporated herein by reference to Pre-Effective Amendment No. 2 for Form S-6 filed on April 23, 1997 (File
No. 333-14061)
(2)		Incorporated herein by reference to Post-Effective Amendment No. 1 for Form S-6 on April 28, 1998 (File No.
333-14061)
(3)		Incorporated herein by reference to Post-Effective Amendment No. 3 for Form S-6 on April 29, 1999 (File No.
333-14061)
(4)		Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form S-6 on August 31, 1999 (File
No. 333-80975)
(5)		Incorporated herein by reference to Post-Effective Amendment No. 4 for Form S-6 on February 17, 2000 (File
No. 333-14061)
(6)		Incorporated herein by reference to Post-Effective Amendment No. 6 for Form S-6 on February 15, 2001 (File
No. 333-14061)
(7)		Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form N-4 on January 14, 2002 (File
No. 333-71800)
(8)		Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-6 on April 29, 2003 (File
No. 333-14061)
(9) Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-6 on April 29, 2004 (File
No. 333-14081)
(10)		Incorporated herein by reference to Post-Effective Amendment No. 6 for Form N-4 on April 29, 2005 (File
No. 333-108437)

(11)	Incorporated herein by reference to Post-Effective Amendment No. 5 for Form N-4 on November 24, 2004
(File No. 333-108437)
(12)	Incorporated herein by reference to Post-Effective Amendment No. 10 for Form N-6 on April 26, 2006
(File No. 333-58300)
(13)	Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-6 on April 26, 2007
(File No. 333-58300)
(14)	Incorporated herein by reference to Post-Effective Amendment No. 1 for Form N-4 on April 28,
2006 (File No. 333-128910)
(15)	Incorporated herein by reference to Post-Effective Amendment No. 12 for Form N-6 on April 28, 2008
(File No. 333-58300)
(16)	Incorporated herein by reference to Post-Effective Amendment No. 6 for Form N-6 on April 29, 2009 (File
No. 333-148111)
(17)	Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form N-6 on January 21, 2009 (File
No. 333-153825)
(18)	Incorporated herein by reference to Post-Effective Amendment No. 6 for Form N-6 on April 29, 2009 (File
No. 333-148111)
(19)	Filed herewith
(20) To be filed by amendment

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Michael M. Masterson***	Chief Executive Officer – Chairman, Director
John J. Craig II***	Senior Vice President – Director, Chief Financial
Officer & Treasurer
Robert W. Korba	Director
David E. Sams	Director
Steven C. Palmitier***	President and Chief Operating Officer – Director
Stephen P. Horvat, Jr***	Senior Vice President –Legal
Donald T. Lyons **	Senior Vice President and Corporate Actuary
Melody R.J. Jensen	Vice President, General Counsel, and Secretary
Thomas C. Stavropoulos***	Vice President and Chief Compliance Officer
Gary J. Gaspar***	Senior Vice President and Chief Information
Officer
Esfandyar E. Dinshaw**	President, Annuity Division – Director
Gary W. Helder	Vice President, Administration
Robert W. Buchanan	Vice President, New Business and Underwriting
Timothy A. Reuer	Vice President, Product Development
Robert R. Tekolste	Executive Vice President
Teresa A. Silvius***	Assistant Vice President Variable Compliance &
38a-1 CCO
Gregory S. Helms	2nd Vice President, Policy Administration
Cindy Reed**	Senior Vice President and Chief Marketing
Officer, Annuity Division
Ronald J. Markway**	Vice President, New Business – Annuity Division
Michael L. Yanacheak**	2nd Vice President, Product Development,
Annuity Division
Teri L. Ross**	2nd Vice President, Annuity New Business,
Annuity Division
Richard T. Hicks	Assistant Vice President, Policy Administration
Randy D. Shaull	Associate Actuary – Product Development

*	Unless noted otherwise, the principal business address for each officer and director is One Sammons Plaza,
Sioux Falls, SD 57193-9991
**	Annuity Division, 4601 Westown Parkway, Suite 300, West Des Moines, IA 50266
***	525 W. Van Buren, Chicago, IL 60607

Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant –

The Depositor, Midland National Life Insurance Company (Midland) is an indirect subsidiary of
Sammons Enterprises, Inc. The Registrant is a segregated asset account of Midland. Sammons Enterprises, Inc, is owned by The Charles A. Sammons 1987 Charitable Remainder Trust Number Two. Other direct or indirect subsidiaries of Sammons Enterprises, Inc. (SEI) are:
Name	Jurisdiction	Percent Of Voting Securities Owned
Sammons Capital, Inc.	Delaware	100% by SEI
Consolidated Investment Services, Inc. (CISI)	Nevada	100% by SEI
MH Imports, Inc.	Delaware	100% by CISI
Mykonos 6420 LP	Texas	85% by MH Imports Inc.
Sammons Financial Group, Inc. (SFG)	Delaware	100% by CISI
Midland National Life Insurance Company (MNL)	Iowa	100% by SFG
SFG Reinsurance Company	South Carolina	100% by MNL
North American Company for Life and Health Insurance (NACOLAH)	Iowa	100% by SFG
NACOLAH Ventures, L.L.C.	Delaware	99% by NACOLAH 1% by SFG
Parkway Mortgage, Inc.	Delaware	100% by PHI
Sammons Corporation	Delaware	100% by CISI
Otter, Inc.	Oklahoma	100% by CISI
Cathedral Hill Hotel, Inc.	Delaware	100% by CISI
Sammons Power Development, Inc. (SPDI)	Delaware	100% by CISI
Gila Bend Power Partners, L.L.C.	Delaware	50% by SPDI
Sammons Distribution Holdings, Inc.(SDHI)	Delaware	100% by CISI
Sammons CTP, Inc.
Merged into SDHI January 15, 2009
Sammons VPC, Inc.	Delaware	100% by SDHI
Opus 5949 LLC	Texas	75% by Sammons VPC, Inc.
Sammons BW, Inc.	Delaware	100% by SDHI
Briggs Equipment Mexico, Inc. (BEMI)	Delaware	100% by BEI

Briggs Equipment, Inc. (BEI) Incorporated June 25, 2007	Delaware	100% by CISI
Briggs International, Inc. (BII)	Delaware	100% by CISI
Briggs Equipment UK Limited	United Kingdom	100% by BII
Montecargas Yale de Mexico S. A. de C.V. (YALESA)	Mexico	99% by BEI 1% by BEMI
Briggs Equipment S.A. de C.V. (BESA)	Mexico	99% by BEI 1% by BEMI
Briggs Construction Equipment, Inc.	Delaware	100% by CISI
Crestpark LP, Inc.	Delaware	100% by CISI
Sammons Venture Properties, Inc.	Delaware	100% by CISI
Sammons Realty Corporation (SRC)	Delaware	100% by CISI
SRI Ventures, LLC	Delaware	99% by SRC
Sammons Income Properties, Inc.	Delaware	100% by CISI
GBH Venture Co., Inc.	Delaware	100% by CISI
The Grove Park Inn Resort, Inc. (GPIRI)	Delaware	100% by CISI
GPI Ventures, LLC	Delaware	100% by GPIRI
Sammons Securities, Inc.(SSI)	Delaware	100% by SFG
Sammons Securities Company, L.L.C.	Delaware	67% by SSI
Herakles Investments, Inc. (HII)	Delaware	100% by CISI
Sponsor Investments, L.L.C.	Texas	75% by HII
SG Reliant Investors, LLC	Delaware	80% by NACOLAH Ventures, LLC
1900 Capital, Inc. f/k/a Remedy, Inc. Name changed November 25, 2008	Delaware	100% CISI
Environment Plastic Solutions, Inc. Incorporated December 22, 208	Delaware	100% CISI
Sage Assets, Inc. Incorporated December 22, 2008	Delaware	100% CISI

Item 29. Indemnification

Midland National Life Insurance Company indemnifies actions against all officers, directors, and employees to the full extent permitted by Iowa law. This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.

Item 30. Principal Underwriter—

(a)

Other Activity. In addition to Midland National Life Separate Account A, Sammons Securities Company LLC, the principal underwriter of the Registrant, is also the principal underwriter for variable annuity contracts issued through Midland National Life Separate Account C.

(b)	Management. The directors and principal officers of Sammons Securities Company LLC are as follows:

Name and Principal	Positions and Offices with
Business Address*	Sammons Securities Company, LLC
Steve Palmitier 525 West Van Buren Chicago, IL 60607	Chief Executive Officer
Jerome S. Rydell	Vice-Chairman
Michael Masterson 525 West Van Buren Chicago, IL 60607	Chairman
John A. McClellan	Vice President Chief Compliance
Cindy Reed Annuity Division, 4601 Westown Parkway, Suite 300 West Des Moines, IA 50266	President
Jan R. Elcock One Sammons Plaza Sioux Falls, SD 57193-9991	Vice-President Compliance & Operations
Matt Stahr Annuity Division, 4601 Westown Parkway, Suite 300 West Des Moines, IA 50266	Vice President Chief Marketing Officer
Brandon D. Rydell	Vice-President Chief Financial Officer

* Unless otherwise indicated, the address of each executive officer of Sammons Securities Company LLC is: 4261 Park Road, Ann Arbor MI 48103

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1)	(2)	(3)	(4)	(5)
Name of	Net Underwriting
Principal	Discounts and	Compensation on	Brokerage	Other
Underwriter	Commissions*	Redemption	Commissions	Compensation*
Sammons	$7,179,896	None	N/A	$72,557
Securities
Company, LLC

* Includes total sales compensation paid to registered persons of Sammons Securities Company and an underwriting fee of 1.25% of first-year commissions paid to Sammons Securities Company for all of Midland National’s variable universal life insurance policies issued through Separate Account A. In exchange for the underwriting fee, Sammons Securities Company provides various administrative services. Examples of the services provided include registered representative training sessions, tracking and notification firm element training, attendance at Annual Compliance Meetings, and continuing education required by FINRA to maintain licensing for all affiliated registered representatives licensed with Midland National.

Item 31. Location of Accounts and Records

     The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Midland National Life Insurance Company at One Sammons Plaza Sioux Falls, SD 57193 and Sammons Financial Group, 525 W. Van Buren, Chicago, IL 60607.

Item 32.

Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Midland National Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Midland National Life Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Midland
National Life Separate Account A, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Chicago, Illinois this
29th day of April, 2009.

By: MIDLAND NATIONAL LIFE
SEPARATE ACCOUNT A (REGISTRANT)

Attest: /s/ *	By:	/s/*
MICHAEL M. MASTERSON
Chairman of the Board

By: MIDLAND NATIONAL LIFE
INSURANCE COMPANY (DEPOSITOR)

Attest: /s/ *	By:	/s/*
MICHAEL M. MASTERSON
Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title

/s/ *	Chairman of the Board of Directors,
MICHAEL M. MASTERSON	Director, Chief Executive Officer
(Principal Executive Officer)

/s/ *	Director, President
ESFANDYAR E. DINSHAW	Annuity Division

/s/ *	Senior Vice President, Director
JOHN J. CRAIG, II	Chief Financial Officer
(Principal Financial & Accounting Officer)

/s/ *	Director, President and Chief Operating Officer
STEVEN C. PALMITIER

Director, President of Sammons Enterprises, Inc.
ROBERT W. KORBA

Director
DAVID E. SAMS

*By: /s/_______________________________________ Date: April 29, 2009
Teresa A. Silvius
Attorney-in-Fact
Pursuant to Power of Attorney

Registration No. 333-148824

Post-Effective Amendment # 2

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

     EXHIBITS TO FORM N-6 REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A

AND

MIDLAND NATIONAL LIFE INSURANCE COMPANY

Exhibit Index

Item	Exhibit
26(k)	(1) Opinion and Consent of Counsel.
(2) Power of Attorney
26(l)	Actuarial Opinion
26(n)	(1) Consent of Sutherland Asbill & Brennan LLP
(2) Consent of Independent Registered Public Accounting Firm

April 29, 2009

The Board of Directors
Midland National Life Insurance Company
Des Moines, Iowa

Gentlemen:

With reference to the Registration Statement for Midland National Life Separate Account A filed on form N-6 (File number 333-148824 Post-Effective Amendment 2) with the Securities and Exchange Commission covering flexible premium variable life insurance policies, I have examined such documents and such law as I considered necessary and appropriate, and on the basis of such examination, it is my opinion that:

1.

Midland National Life Insurance Company is duly organized and validly existing under the laws of the State of Iowa and has been duly authorized to issue individual flexible premium variable life insurance contracts by the Department of Insurance of the State of Iowa.

2.	The Midland National Life Separate Account A is a duly authorized and existing separate account established pursuant to the provisions of the Iowa Statutes.
3.

The flexible premium variable life insurance contracts, when issued as contemplated by said Form N-6 Registration Statement, will constitute legal, validly issued and binding obligations of Midland National Life Insurance Company.

I hereby consent to the filing of this opinion as an Exhibit to said N-6 Registration Statement.

Sincerely,

/s/

Stephen P. Horvat, Jr.
Senior Vice President – Legal

POWER OF ATTORNEY

     The undersigned directors and officers of Midland National Life Insurance Company, an Iowa corporation (the “Company”), hereby constitute and appoint Stephen P. Horvat Jr., and Teresa A. Silvius, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 (33-16354; 33-76318; 333-14061; 333-14081; 333-80975; 333-58300; 333-148111; 333-148824; 333-153825; 333-119088; 333-108437; 333-71800; 33-64016; 333-128910; 333-128978; 333-148008) and under the Investment Company Act of 1940 (811-05271; 811-07772) with respect to any life insurance or annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and him or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this __ _day of				2009.
SIGNATURE	DATE	SIGNATURE	DATE

/s/	1/19/09	/s/	1/19/09
Michael M. Masterson		John J. Craig II

/s/	1/19/09	/s/	1/19/09
Steven C. Palmitier		Esfandyar E. Dinshaw

April 29, 2009

Midland National Life Insurance Company
One Sammons Plaza
Sioux Falls, SD 57193

Gentlemen:

This opinion is furnished in connection with the filing of Post-Effective Amendment No. 2 to Registration Statement No. 333-148824 on Form N-6 (“Registration Statement”) which covers premiums expected to be received under the flexible premium Variable Universal Life Insurance policy (“Policy”) to be offered by Midland National Life Insurance Company. The Prospectus included in the Registration Statement describes policies which will be offered by Midland in each State where they have been approved by appropriate State insurance authorities. The policy forms were prepared under my direction, and I am familiar with the Registration Statement and Exhibits thereto.

In my opinion:

The illustrations of death benefits, policy fund and accumulated premiums in the illustration section of the Prospectuses included in the Registration Statement (the “Prospectus”), based on the assumptions stated in the illustrations, are consistent with the provisions of the Contract and Midland Nationals administrative procedures. The rate structure of the Contracts has not been designed, and the assumptions for the illustrations (including sex, age, rating classification, and premium amount and payment schedule) have not been selected, so as to make the relationship between premiums and benefits, as shown in the illustrations, appear to be materially more favorable than for any other prospective purchaser with different assumptions. The illustrations are based on a commonly used rating classification and premium amounts and ages appropriate for the markets in which the policy is sold.

I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement.

Sincerely,

/s/

Randy D. Shaull, FSA, MAAA
Associate Actuary – Product Development

[Sutherland Asbill & Brennan Letterhead]

April 29, 2009

Midland National Life Insurance Company
One Sammons Plaza
Sioux Falls, SD 57193

RE:	VUL-DB
Form N-6, File No. 333-148824

Gentlemen:

     We hereby consent to the reference to our name under the caption “Legal Matters” in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 filed by Midland National Life Separate Account A for certain variable life insurance policies (File No. 333-148824). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Very truly yours,

SUTHERLAND ASBILL & BRENNAN LLP

By: /s/ Frederick R. Bellamy Frederick R. Bellamy

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 (File No. 333-148824 and 811-05271) of our report dated April 21, 2009, relating to the financial statements and financial highlights of the Midland National Life Separate Account A and the report dated March 25, 2009, relating to the financial statements of the Midland National Life Insurance Company, which appear in such Registration Statement. We also consent to the references to us under the headings “Financial Statements” and “Financial Matters” in such Registration Statement.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
April 29, 2009